Jason L. Bradshaw

Senior Variable Compliance Consultant

North American Companies

for Life and Health Insurance

525 West Van Buren • Chicago, Illinois 60607

Phone:  800.800.3656, Ext. 27878 • Fax: 312.648.7778

E-Mail:  jbradshaw@sfgmembers.com

April 27, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

RE:  Midland National Life Separate Account A

File Number 333-153825 – Premier Variable Universal Life III

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 9 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan LLP at 202-383-0126 or fred.bellamy@sutherland.com.

Sincerely,

/s/ Jason L. Bradshaw

Jason L. Bradshaw

Senior Variable Compliance Consultant

cc:        Frederick R. Bellamy

            Sutherland Asbill & Brennan LLP

As filed with the Securities and Exchange Commission on April 27, 2016

Registration File No. 333-153825
811-05271

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[	]
PRE-EFFECTIVE AMENDMENT NO.	[	]
POST-EFFECTIVE AMENDMENT NO. _9__	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	[	]
AMENDMENT NO. ___173__	[ X ]

(Check appropriate box or boxes.)

Midland National Life Separate Account A
(Exact name of registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of depositor)
One Sammons Plaza
Sioux Falls, South Dakota 57193-9991
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (605) 335-5700

Victoria E. Fimea	Copy to:
Senior Vice President, General Counsel & Secretary
Midland National Life Insurance Company	Frederick R. Bellamy, Esq.
One Sammons Plaza	Sutherland Asbill & Brennan LLP
Sioux Falls, South Dakota 57193-9991	700 Sixth Street, NW, Suite 700
(Name and address of agent for service)	Washington, DC 20001-3980

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
o	immediately upon filing pursuant to paragraph (b)
þ	on May 1, 2016 pursuant to paragraph (b)
o	60 days after filing pursuant to paragraph (a)(i)
o	on pursuant to paragraph (a)(i) of Rule 485
If appropriate check the following box:
o	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment

Title of Securities Being Registered:
Individual Flexible Premium Variable Life Insurance Policies
Premier Variable Universal Life III

Premier Variable Universal Life III

Flexible Premium Variable Life Insurance Policy

Issued By:

Midland National Life Insurance Company

One Sammons Plaza  •  Sioux Falls, SD  57193

(605) 373-2207 (telephone)  •  (800) 272-1642 (toll-free telephone number)

(877) 841-6709 (toll-free facsimile)

Through the Midland National Life Separate Account A

Premier Variable Universal Life III (the “policy”) is a life insurance policy issued by Midland National Life Insurance Company.  The policy:

•         provides insurance coverage with flexibility in death benefits and premiums;

•         pays a death benefit if the Insured person dies while the policy is still inforce;

•         can provide substantial policy fund build-up on a tax-deferred basis.  However, there is no guaranteed policy fund for amounts You allocate to the investment divisions.  You bear the risk of poor investment performance for those amounts.

•         lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy.  There may be tax consequences to these transactions.  Loans and withdrawals affect the policy fund and may affect the death benefit.

You have a limited right to examine Your policy and return it to Us for a refund.  You may decide how much Your premiums will be and how often You wish to pay them, within limits.  You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract (“MEC”).  If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You may allocate Your policy fund to Our General Account and up to fifteen investment divisions.  Each division invests in a specified mutual fund portfolio.  The mutual fund portfolios are part of the following series funds or trusts:

1.      AIM Variable Insurance Funds (Invesco Variable Insurance Funds),

2.      The Alger Portfolios,

3.      American Century Variable Portfolios, Inc.,

4.      Fidelity® Variable Insurance Products,

5.      Goldman Sachs Variable Insurance Trust,

6.      Lord Abbett Series Fund, Inc.,

7.      MFS® Variable Insurance Trusts,

8.      Neuberger Berman Advisers Management Trust,

9.      PIMCO Variable Insurance Trust,

10.  ProFunds Trust,

11.  VanEck VIP Trust, and

12.  Vanguard® Variable Insurance Funds

You can choose among the fifty-eight investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk.  You could lose the amount You invest and lose Your insurance coverage due to poor investment performance.  No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

May 1, 2016

SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

1. Alger Capital Appreciation Portfolio	30. Invesco V.I. Global Health Care Fund
2. Alger Large Cap Growth Portfolio	31. Invesco V.I. International Growth Fund
3. Alger Mid Cap Growth Portfolio	32. Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio
4. American Century VP Capital Appreciation Fund	33. Lord Abbett Series Fund, Inc. Growth and Income Portfolio
5. American Century VP International Fund	34. Lord Abbett Series Fund, Inc. International Opportunities Portfolio
6. American Century VP Value Fund	35. Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio
7. Fidelity® VIP Asset ManagerSM Portfolio	36. MFS® VIT Growth Series
8. Fidelity® VIP Asset Manager: Growth® Portfolio	37. MFS® VIT New Discovery Series
9. Fidelity® VIP Balanced Portfolio	38. MFS® VIT Research Series
10. Fidelity® VIP Contrafund® Portfolio	39. MFS® VIT Total Return Series
11. Fidelity® VIP Equity-Income Portfolio	40. MFS® VIT Utilities Series
12. Fidelity® VIP Freedom 2010 Portfolio	41. Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
13. Fidelity® VIP Freedom 2015 Portfolio	42. PIMCO High Yield Portfolio, Administrative Class
14. Fidelity® VIP Freedom 2020 Portfolio	43. PIMCO Real Return Portfolio, Administrative Class
15. Fidelity® VIP Freedom 2025 Portfolio	44. PIMCO Total Return Portfolio, Administrative Class
16. Fidelity® VIP Freedom 2030 Portfolio	45. ProFund VP Japan
17. Fidelity® VIP Freedom Income Portfolio	46. ProFund VP Oil & Gas
18. Fidelity® VIP Government Money Market Portfolio	47. ProFund VP Small-Cap Value
19. Fidelity® VIP Growth & Income Portfolio	48. ProFund VP Ultra Mid-Cap
20. Fidelity® VIP Growth Opportunities Portfolio	49. VanEck VIP Global Hard Assets Fund
21. Fidelity® VIP Growth Portfolio	50. Vanguard® VIF Balanced Portfolio
22. Fidelity® VIP High Income Portfolio	51. Vanguard® VIF High Yield Bond Portfolio
23. Fidelity® VIP Index 500 Portfolio	52. Vanguard® VIF International Portfolio
24. Fidelity® VIP Investment Grade Bond Portfolio	53. Vanguard® VIF Mid-Cap Index Portfolio
25. Fidelity® VIP Mid Cap Portfolio	54. Vanguard® VIF REIT Index Portfolio
26. Fidelity® VIP Overseas Portfolio	55. Vanguard® VIF Short-Term Investment-Grade Portfolio
27. Goldman Sachs VIT Large Cap Value Fund	56. Vanguard® VIF Small Company Growth Portfolio
28. Goldman Sachs VIT Small Cap Equity Insights Fund	57. Vanguard® VIF Total Bond Market Index Portfolio
29. Invesco V.I. Diversified Dividend Fund	58. Vanguard® VIF Total Stock Market Index Portfolio

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus and the current prospectuses for the funds carefully, and keep them for future reference.

POLICY BENEFITS/RISKS SUMMARY

POLICY BENEFITS

Death Benefit

Flexible Premium Payments

No Lapse Guarantee Premium

Benefits of the Policy Fund

Tax Benefits

Policy Illustrations

Additional Benefits

Your Right to Examine This Policy

POLICY RISKS

Investment Risk

Surrender Charge Risk

Withdrawing Money

Risk of Lapse

Loan Risks

Tax Risks

Risk of Increases in Charges

Portfolio Risks

Fee Table

SUMMARY OF Premier Variable Universal life III

DEATH BENEFIT OPTIONS

FLEXIBLE PREMIUM PAYMENTS

INVESTMENT CHOICES

YOUR POLICY FUND

Transfers

Policy Loans

Withdrawing Money

Surrendering Your Policy

DEDUCTIONS AND CHARGES

Deductions from Your Premiums

Deductions from Your Policy Fund

Surrender Charge

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Correspondence, Inquiries, and Transactions

State Variations

Tax-Free “Section 1035” Exchanges

DETAILED INFORMATION ABOUT premier variable universal life iii

INSURANCE FEATURES

How the Policies Differ From Whole Life Insurance

Application for Insurance

Death Benefit

Notice and Proof of Death

Payment of Death Benefits and Lump Sum Payments

Maturity Benefit

Changes In Premier Variable Universal Life III

Changing the Face Amount of Insurance

Changing Your Death Benefit Option

When Policy Changes Go Into Effect

Flexible Premium Payments

Allocation of Premiums

Additional Benefits

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The Funds

Investment Policies of the Portfolios

Effects of Market Timing

Charges In The Funds

USING YOUR POLICY FUND

The Policy Fund

Amounts In Our Separate Account

How We Determine The Accumulation Unit Value

Policy Fund Transactions and “Good Order”

Transfers of Policy Fund

Transfer Limitations

Dollar Cost Averaging

Enhanced Dollar Cost Averaging (EDCA)

Portfolio Rebalancing

Automatic Distribution Option

Policy Loans

Withdrawing Money From Your Policy Fund

Surrendering Your Policy

THE GENERAL ACCOUNT

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

Charges Against The Separate Account and General Account

Monthly Deductions From Your Policy Fund

Transaction Charges

How Policy Fund Charges Are Allocated

Loan Charge

Surrender Charge

Portfolio Expenses

Tax Effects

INTRODUCTION

TAX STATUS OF THE POLICY

TAX TREATMENT OF POLICY BENEFITS

In General

Modified Endowment Contracts (MEC)

Distributions Other Than Death Benefits from Modified Endowment Contracts

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Investment in the Policy

Policy Loans and the Overloan Protection Benefit

Treatment of the Overloan Protection Benefit

Withholding

Life Insurance Purchases by Residents of Puerto Rico

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Multiple Policies

Continuation of Policy Beyond Age 121

Section 1035 Exchanges

Accelerated Benefit Rider—Terminal Illness

Accelerated Benefit Rider—Chronic Illness

Business Uses of Policy

Employer-Owned Life Insurance Policies

Non-Individual Owners and Business Beneficiaries of Policies

Split-Dollar Arrangements

Tax Shelter Regulations

Alternative Minimum Tax

Estate, Gift, and Generation-Skipping Transfer Tax Considerations

Medicare Tax on Investment Income

Foreign Tax Credits

Possible Tax Law Changes

Our Income Taxes

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy

Your Policy Can Lapse

You May Reinstate Your Policy

Policy Periods And Anniversaries

Maturity Date

We Own The Assets Of Our Separate Account

Changing the Separate Account

Limits On Our Right To Challenge The Policy

YOUR PAYMENT OPTIONS

Lump Sum Payments

YOUR BENEFICIARY

ASSIGNING YOUR POLICY

WHEN WE PAY PROCEEDS FROM THIS POLICY

CHANGE OF ADDRESS NOTIFICATION

YOUR VOTING RIGHTS AS AN OWNER

DISTRIBUTION OF THE POLICIES

CYBERSECURITY

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

Illustrations

Definitions

POLICY BENEFITS/RISKS SUMMARY

In this prospectus “We”, “Our”, “Us”, “Midland National”, and “Company” mean Midland National Life Insurance Company.  “You” and “Your” mean the owner of the policy.  We refer to the person who is covered by the policy as the “Insured” or “Insured person”, because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold face type.  See “Definitions” on page 77.

This summary describes the policy’s important risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks summary.  This summary must be read along with that detailed information.  Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefit

Premier Variable Universal Life III is life insurance on the Insured person.  If the policy is inforce We will pay a death benefit when the Insured person dies.  You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy.  This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund.  This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances.  See “Death Benefit” on page 18.

We deduct any policy debt and unpaid charges before paying any benefits.  The death benefit will be paid in a lump sum.

You may change the death benefit option You have chosen.  You may also increase or decrease the face amount of Your policy, within certain limits. Changing the death benefit option or the face amount may have tax consequences.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits.  We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium.  The no lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class.  We are not obligated to accept any premium and We currently reject any premium of less than $50.00.  However, under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00.  See “Flexible Premium Payments” on page 23.

No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See “Premium Provisions During the No Lapse Guarantee Period” on page 24.

Benefits of the Policy Fund

•         Withdrawing Money from Your Policy Fund.  You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value (that is, Your policy fund minus the surrender charge and minus any policy debt); thereafter, it is 90% of Your net cash surrender value.  See “Withdrawing Money From Your Policy Fund” on page 49. There may be tax consequences for making a partial withdrawal. See “Tax Effects” on page 56.

•         Surrendering Your Policy.  You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus any surrender charge and minus any policy debt).  See “Surrendering Your Policy” on page 14.  There may be tax consequences for surrendering Your policy.

•         Policy Loans.  You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200.  See “Policy Loans” on page 47.  Policy loan interest is generally not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See “Tax Effects” on page 56.

•         Transfers of Policy Fund.  You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions.  Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  There are additional limitations on transfers to and from the General Account. See “Transfers of Policy Fund” on page 42 and “Transfer Limitations” on page 43.

•         Dollar Cost Averaging (“DCA”).  The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.  The minimum monthly amount to be transferred using DCA is $200.  See “Dollar Cost Averaging” on page 45

•         Enhanced Dollar Cost Averaging (“EDCA”).  By Midland National’s current Company practice, on monies allocated into the EDCA program during the first four policy months, We will pay an effective annual interest rate of 9% on Your declining balance in the General Account until the end of the first policy year.  See “Enhanced Dollar Cost Averaging” on page 46.

•         Portfolio Rebalancing.  The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level.  On a quarterly, semi-annual or annual basis We will transfer amounts needed to “balance” the policy fund to the specified percentages selected by You.  See “Portfolio Rebalancing” on page 46.

•         Automatic Distribution Option.  You can elect to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and We will automatically process the necessary withdrawals and loans.  See “Automatic Distribution Option” on page 47.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming that the policy does satisfy that definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases (if any) in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit.  In addition, transfers of policy funds (among investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

See “Tax Risks” on page 8 and “Tax Effects” on page 56.  You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.

Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions.  You should receive a personalized illustration that reflects Your particular circumstances.  These hypothetical illustrations should help You to:

•         understand the long-term effects of different levels of investment performance,

•         understand the impact of charges and deductions under the policy, and

•         compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the monthly premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years.  Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values.  Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy.  Each benefit is subject to its own requirements as to eligibility and additional cost.  The additional benefits that may be available to You are:

• Accelerated Benefit Rider – Chronic Illness	• Flexible Disability Benefit Rider 2
• Accelerated Benefit Rider – Terminal Illness	• Guaranteed Insurability Rider
• Accidental Death Benefit Rider	• Protected Flexibility Rider
• Children’s Insurance Rider 2	• Waiver of Charges Rider

Some of these benefits may have tax consequences and there are usually extra charges for them.  Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to return Your policy for a refund.  See “Your Right To Examine This Policy” on page 62.

POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. We deduct fees and charges from Your policy fund, which can significantly reduce Your policy fund.  During times of poor investment performance, the deduction of these fees and charges will have an even greater negative impact on Your policy fund. If You allocate net premium to the General Account, then We will credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%. No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time.  You should not purchase the policy if You intend to surrender all or part of the policy fund in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge.  The surrender charge period lasts for the first 10 policy years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrender Charge” on page 54. Taxes and a tax penalty may apply. See “Tax Effects” on page 56.

Withdrawing Money

Withdrawals will reduce Your policy fund.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the policy.  We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year.  The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.  See “Tax Effects” on page 56.

Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions. Taxes and a tax penalty may apply if Your policy lapses while a policy loan is outstanding.

•         Planned Premium.  You choose a planned periodic premium. However, payment of the planned premiums may not ensure that Your policy will remain inforce.  Additional premiums may be required to keep Your policy from lapsing.  You need not pay premiums according to the planned schedule.  Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends, in part, on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period” on page 24. Nevertheless, the policy can lapse (1) during the no lapse guarantee period, if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See “Your Policy Can Lapse” on page 62.

•         Policy Loans.  Your loan may affect whether Your policy remains inforce. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy’s net cash surrender value, then the policy’s lapse provision may apply.  Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken.  For more details see “Policy Loans” on page 58.

•         Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.

Loan Risks

Taking a policy loan will have a permanent effect on Your policy fund and benefits under Your policy.  A policy loan will reduce the death benefit proceeds or any benefit paid on the maturity date (i.e., the policy anniversary after the Insured person's 120th birthday), and the net cash surrender value of Your policy.  Taking a policy loan also may make Your policy more susceptible to lapse, and may have tax consequences.  See "Policy Loans" on page 47 and "Tax Effects" on page 56.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws.  If a policy is treated as a MEC, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 ½.  If the policy is not a MEC, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income.  Moreover, loans will generally not be treated as distributions.  Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its contract value (i.e. the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Protected Flexibility Rider to keep the policy in force until the death of the Insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the death benefit under the Protected Flexibility Rider is lower than the policy’s original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred.  Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

See “Tax Effects” on page 56.  You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels.  We may increase these fees and charges up to the guaranteed maximum level.  If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy fund between investment divisions.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted[i]
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon receipt of a premium payment.	5.0% of each premium payment in all policy years.	5.0% of each premium payment received in policy years 1 through 15.
Civil Service Allotment Service Charge	Upon receipt of a premium payment where Civil Service Allotment is chosen.	$0.46 from each bi-weekly premium payment.	$0.46 from each bi-weekly premium payment.
Surrender Chargeii (Deferred Sales Charge) Minimum and Maximum	At the time of surrender or lapse that occurs (a) during the first 10 policy years, or (b) during the first 10 policy years following any increase in face amount.	$7.00 up to $44.00 in the first policy year per $1,000 of face amount.iii	$7.00 up to $44.00 in the first policy year per $1,000 of face amount.iii
Charge for a male Insured issue age 40 in the non-tobacco premium class in the first policy year.		$22.00 per $1,000 of face amount.	$22.00 per $1,000 of face amount.
Partial Withdrawal Charge	Upon partial withdrawal.	$25 on any withdrawal after the first one in any policy year.	$25 on any withdrawal after the first one in any policy year.
Transfer Fees	Upon transfer of any money from the investment divisions or the General Account.	$25 on each transfer after the 12th transfer in any one policy year.	$0 on all transfers.

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
Amount Deducted[i]
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance Deduction[i][v] Minimum and Maximum	On the policy date and on every monthly anniversary.	$0.02 up to $35.30 per $1,000 of net amount at risk[v] per month.	$0.02 up to $31.35 per $1,000 of net amount at risk per month.
Charges for a male Insured issue age 40 in the non-tobacco premium class in the first policy year with an initial specified face amount of $400,000.		$0.14 per $1,000 of net amount at risk per month.	$0.05 per $1,000 of net amount at risk per month.
Per Policy Expense Charge	On the policy date and on every monthly anniversary.	$10.00 per month in all policy years.	$10.00 per month in all policy years.
Per Unit Expense Charge Minimum and Maximum	On the policy date and on every monthly anniversary.	$0.02 up to $1.365 per month per $1,000 of Specified Face Amount in policy years 1-20.	$0.02 up to $1.365 per month per $1,000 of Specified Face Amount in policy years 1-10.
Charges for a male Insured issue age 40 in the non-tobacco premium class in the first policy year with an initial specified face amount of $400,000.		$0.095 per month per $1,000 of Specified Face Amount in policy years 1-20.	$0.095 per month per $1,000 of Specified Face Amount in policy years 1-10.
Percent of Fund Value Charge	On the policy date and on each monthly anniversary.	Annual rate of 0.80% of the policy fund value in policy years 1-10 and 0.00% thereafter.	Annual rate of 0.80% of the policy fund value in policy years 1 – 10 and 0.00% thereafter.
Loan Interest Spreadvi	On policy anniversary or earlier, as applicable.vii	5.00% (annually) in policy years 1-5; 0.00% (annually) thereafter.	1.50% (annually) in policy years 1-5; 0.00% (annually) thereafter.
Additional Benefits Chargesviii
Accelerated Benefit Rider – Chronic Illness	At the time a benefit is paid out.	$200.00	$200.00ix
Accelerated Benefit Rider – Terminal Illness	At the time a benefit is paid out.	$200.00	$200.00ix
Accidental Death Benefit Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.03 up to $0.09 per month per $1,000 of accidental death benefit selected.	$0.03 up to $0.09 per month per $1,000 of accidental death benefit selected.
Charge for a male Insured attained age 40 in the non-tobacco premium class in the first policy year following the rider date.		$0.08 per month per $1,000 of accidental death benefit.	$0.08 per month per $1,000 of accidental death benefit.
Children's Insurance Rider 2	On rider date and each monthly anniversary thereafter.	$0.50 per month per $1,000 of Children's Insurance benefit. [x]	$0.50 per month per $1,000 of Children's Insurance benefit.
Flexible Disability Benefit Rider 2 Minimum and Maximum	On rider date and each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.	$0.27 up to $0.80 per month per $10 of monthly benefit.	$0.27 up to $0.80 per month per $10 of monthly benefit.
Charge for a male Insured issue age 40 in the non-tobacco premium class.		$0.50 per month per $10 of monthly benefit.	$0.50 per month per $10 of monthly benefit.
Guaranteed Insurability Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.
Charge for a male Insured issue age 40 in the non-tobacco premium class.		$0.17 per month per $1,000 of Guaranteed Insurability benefit elected.	$0.17 per month per $1,000 of Guaranteed Insurability benefit elected.
Protected Flexibility Rider	Not Applicable – no separate charge for rider.	Not Applicable – no separate charge for rider.	Not Applicable – no separate charge for rider.
Waiver of Charges Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.01 up to $0.12 per month per $1,000 of face amount.	$0.01 up to $0.12 per month per $1,000 of face amount.
Charge for a male Insured issue age 40 in the non-tobacco premium class in the first policy year.		$0.02 per month per $1,000 of face amount.	$0.02 per month per $1,000 of face amount.

iSome of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission.  Actual charges may be somewhat higher or lower.

iiThe surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date.  The surrender charges shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the surrender charge applicable to Your policy.  For more detailed information concerning Your surrender charges, please contact Our Administrative Office.

iiiThese charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter.  An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the sex, attained age and rating class at the time the face amount increase becomes effective.

ivThe cost of insurance rate varies based upon a number of factors, including, but not limited to, the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge.  The cost of insurance deductions shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the maximum guaranteed cost of insurance deduction applicable to Your policy.  For more detailed information concerning Your cost of insurance deductions, please contact Our Administrative Office. We may place an Insured in a substandard underwriting class with ratings that reflect higher mortality risks and that result in a higher cost of insurance deduction.

vAs of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

viThe Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.0% annually).

viiWhile a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death.

viiiCharges for these riders may vary based on the policy duration, Insured’s issue or attained age, sex, risk class, and benefit amount.  Charges based on attained age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges You will pay.  Your policy’s specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Administrative Office.

ixWe charge an administrative fee of $200 at the time benefits are paid from this rider.

xRegardless of the number of children or their age, up through age 18.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2015.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Lowest	Highest
Total Annual Portfolio Operating Expenses [1] (total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)	0.10%	1.74%

1The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers.  Midland National has not independently verified such information.  The expenses reflect those incurred as of December 31, 2015.  Current or future expenses may be greater or less than those shown.

These fees and expenses are paid out of the assets of the portfolio companies.  A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company’s prospectus.  You can obtain a current copy of the portfolio companies’ prospectuses by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone:  (800) 272-1642

Fax: (605) 335-3621 or toll-free (877) 841-6709

For information concerning compensation paid for the sale of the policies, see “Distribution of the Policies” on page 69.

SUMMARY OF Premier Variable Universal life III

DEATH BENEFIT OPTIONS

Premier Variable Universal Life III provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit” on page 18.

We deduct any policy debt and unpaid charges before paying any benefits. The death benefit is paid in a lump sum.

The minimum face amount is generally $50,000. However, for:

•         Insured persons, age 20 to 44 at issue who are in the preferred plus non-tobacco, preferred non-tobacco or the preferred tobacco classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no-lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not required to accept any premium and We currently reject any premium of less than $50.00.  However under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00.

You may choose a planned periodic premium. However, payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums at least equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period” on page 24.

INVESTMENT CHOICES

You may allocate Your policy fund to up to fifteen of the fifty-eight available investment divisions and You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate.  See the “THE GENERAL ACCOUNT” on page 50.

You bear the complete investment risk for all amounts allocated to any of the investment divisions.  For more information, see “The Funds” on page 32.

YOUR POLICY FUND

Your policy fund begins with Your first premium payment.  From Your premium We deduct a premium charge, any per premium expenses as described in the “Deductions From Your Premiums” section on page 51 and the first monthly deduction as described in the “Monthly Deductions From Your Policy Fund” section on page 51.  The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits, and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions.

See “Deductions From Your Premiums” on page 51.

Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions.  Transfers take effect when We receive Your request in good order.  We require a minimum amount for each transfer, usually $200.  Currently, We allow an unlimited number of free transfers.  However, We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year.  There are other limitations on transfers to and from the General Account.  See “Transfers of Policy Fund” on page 42. Completed transfer requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See “Correspondence, Inquiries, and Transactions” on page 16. If We receive Your completed transfer request in good order after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.

Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt.  Your policy will be the sole security for the loan.  Your policy states a minimum loan amount, usually $200.  Policy loan interest accrues daily at an annually adjusted rate.  See “Policy Loans” on page 47.  Policy loan interest is generally not tax deductible on policies owned by an individual.  There may be federal tax consequences for taking a policy loan.  See “Tax Effects” on page 56.

Withdrawing Money

You may make a partial withdrawal from Your policy fund.  The current minimum withdrawal amount is $200.  The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt.  Withdrawals could considerably reduce or eliminate some benefits or guarantees of the policy.  Withdrawals are subject to other requirements.  If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See “Withdrawing Money From Your Policy Fund” on page 49.  Withdrawals and surrenders may have negative tax effects.  See “Tax Effects” on page 56.

Partial withdrawal requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number. See “Correspondence, Inquiries, and Transactions” on page 16. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.  Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value.  A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrendering Your Policy” on page 50.Taxes and a tax penalty may apply. See “Tax Effects” on page 56.

Surrender requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See “Correspondence, Inquiries, and Transactions” on page 16.

DEDUCTIONS AND CHARGES

Deductions from Your Premiums

We deduct a 5.0% premium charge from each premium payment.  We currently intend to eliminate this charge after the 15th policy year, but We reserve the right to continue the charge for all policy years. This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay.  If You elect to pay premiums by Civil Service Allotment, We also deduct a 46¢ (forty-six cents) service charge from each bi-weekly premium payment.  See “Deductions From Your Premiums” on page 51.

Deductions from Your Policy Fund

Certain amounts are deducted from Your policy fund monthly.  These are:

•         a per policy expense charge of $10.00;

•         a cost of insurance deduction.  The amount of this charge is based on a number of factors, including, but not limited to, the Insured person’s attained age, sex, risk class, and the amount of insurance under Your policy;

•         a per unit expense charge that varies depending on the Insured’s issue age, sex, face amount, and underwriting class;

•         a percent of fund value at an annual rate of 0.80% of the assets in every investment division and the General Account in the first 10 policy years and 0.00% after the 10th policy year; and

•         charges for additional benefits.

In addition, We can deduct fees when You make:

•         a partial withdrawal of net cash surrender value more than once in a policy year or

•         more than twelve transfers a year between investment divisions.  (We currently waive this charge.)

For more information on these deductions see “Monthly Deductions From Your Policy Fund” on page 51.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years from the date of issue or an increase in face amount.  If You keep this policy inforce for longer than 10 years, then You will not incur a surrender charge on the original face amount of insurance.  As explained in the section entitled “Surrender Charge” on page 54, a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue.  The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years.  For example, a male with an issue age of 40 and a class of standard non-tobacco will have a first-year surrender charge of $22.00 per $1,000 of the face amount, but a male with an issue age of 65 and a class of standard non-tobacco will have a first-year surrender charge of $44.00 per $1,000 of the face amount.  The maximum first-year surrender charge for all issue ages, sexes and classes is $ 44.00 per $1,000 of the face amount.  The $ 44.00 per $1,000 surrender charge occurs for males with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See “Surrender Charge” on page 54 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions.  In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements.  However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period).  See “Your Policy Can Lapse” on page 62.

Correspondence, Inquiries, and Transactions

You can write to Us or call Us at Our Administrative Office to request transactions under Your policy, such as paying premiums, making transfers between investment divisions, or changing the face amount of Your policy, or with questions or to request information or service for Your policy.  Our Administrative Office is located at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

(800) 272-1642

To send Us a request by fax (facsimile), You should use the following fax numbers:

(605) 373-8557

 (877) 841-6709 (toll-free)

Some examples of requests are:

                                 1.         Partial Withdrawals

                                 2.         Loan requests

                                 3.         Surrender requests

                                 4.         Transfers among funds

                                 5.         Fund or General Account additions/deletions

                                 6.         Premium allocation changes

                                 7.         Monthly deduction changes

                                 8.         Dollar Cost Averaging set-up

                                 9.         Portfolio rebalancing set-up

                             10.         Address changes

                             11.         Request for general policy information

                             12.         Adding or canceling Riders or Additional Benefits

                             13.         Requesting prospectuses for (or other information and documents about) the policy or the underlying funds

Requests will generally be processed on the business day they are received at Our Administrative Office, at the address or number(s) above,  as long as the request is in “good order” (see “Policy Fund Transactions and “Good Order”” on page 42.)  Any requests sent to another number or address may not be considered received and may not receive that day’s price.

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request.  We may record all telephone requests.  We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine.  The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information.  We only allow certain transaction requests to be made with a telephone request.  Partial withdrawal, transfer, surrender and loan requests must be in good order, on the proper request form(s), and may be made in writing or facsimile to Our Administrative Office.  Facsimile, internet, and telephone correspondence and transaction requests may not always be available.  Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay Our receipt of Your request.  If You are experiencing problems, You should make Your correspondence and transaction request in writing.  There are risks associated with requests made by facsimile, internet, or telephone when the original request is not sent to Our Administrative Office.  You bear these risks.  Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile, internet, or telephone requests that We believe are genuine.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in Your state.  See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy.  See Your agent or contact Our Administrative Office for additional information that may be applicable to Your state.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.  Before making an exchange, You should compare both policies carefully.  Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different.  You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). If You purchase the policy in exchange for an existing life insurance policy from another company, We may not receive Your premium payment from the other company for a substantial period of time after You sign the application and send it to Us, and We cannot credit Your premium payment until We receive it.  You should consult with and rely upon a tax advisor if You are considering a policy exchange. See “Tax Effects” on page 56.

DETAILED INFORMATION ABOUT premier variable universal life iii

INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life III policy.  There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Premier Variable Universal Life III provides insurance coverage with flexibility in death benefits and premium payments.  It enables You to respond to changes in Your life and to take advantage of favorable financial conditions.  The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Premier Variable Universal Life III has two death benefit options.  You may switch back and forth between these options.  Premier Variable Universal Life III also allows You to change the face amount (within limits) without purchasing a new insurance policy.  However, evidence of insurability may be required.

Premier Variable Universal Life III is “variable“ life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions or options You select.  You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application, in good order.  We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks.  If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited.  The maximum issue age is 75.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You.  Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and the investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits.  However, these other policies also have different charges that would affect Your investment performance and policy fund.  To obtain more information about these other policies, contact Our Administrative Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding policy debt will be deducted from the proceeds).  As the owner, You may choose between two death benefit options:

•         Option 1 provides a benefit that equals the face amount of the policy.  This “level” death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges.  Except as described below, the option 1 death benefit is level or fixed at the face amount.

•         Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies.  This “variable” death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage.  Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements.  Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund.  In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

Under both death benefit options, federal tax law may require a greater benefit.  The section 7702 minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code.  The policy has two life insurance qualification tests – the cash value accumulation test and the guideline minimum premium test.  You must choose a test on Your application and, once chosen, You can never change Your test. Your choice depends on the premiums You want to pay.

These tests determine the section 7702 minimum death benefit.  If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified endowment contract), on the amount of premium You can pay into the policy, then the cash value accumulation test is usually the better choice.  Under the cash value accumulation test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) multiplied by a net single premium factor that is based on the Insured’s attained age, sex and underwriting class.  A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).

The guideline premium test will usually result in a lower section 7702 minimum death benefit than the cash value accumulation test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.  Under the guideline premium test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) times a death benefit percentage.  The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the Insured gets older (this is referred to as the “corridor” percentage).  The section 7702 minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the corridor percentage for his or her age.  For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured’s death.  A table of corridor percentages and some examples of how they work are in the Statement of Additional Information, which is available free upon request (see back cover).

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund.  Therefore, the returns from these investment choices can affect the length of time Your policy remains inforce.

The minimum initial face amount is $50,000. However, for:

  Insured persons, age 20 to 44 at issue who are in the preferred plus non-tobacco, preferred non-tobacco or the preferred tobacco classes, the minimum face amount is $100,000.

Notice and Proof of Death

We require satisfactory proof of the Insured person’s death before We pay the death benefit.  That can be a certified copy of a death certificate, or any other proof satisfactory to Us.

Payment of Death Benefits and Lump Sum Payments

When a death benefit is paid in a lump sum the beneficiary has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death benefit proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary a draft account book and the beneficiary will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest paid on amounts in the Midland National Access Account are currently taxable to the beneficiary. The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the policy fund minus any outstanding loans.  The policy and any riders and supplemental benefits attached to the policy that are then in effect will end.  The maturity date is the policy anniversary after the Insured person’s 120th birthday.  In certain circumstances, the tax consequences of continuing Your policy beyond the Insured person’s 100th birthday are unclear and You should consult a tax advisor about these consequences.  See “Maturity Date” on page 63. See “Tax Effects” on page 56.

Changes In Premier Variable Universal Life III

Premier Variable Universal Life III gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection. Changing Your insurance protection may have tax consequences.  You should consult a tax adviser before changing Your insurance protection.

A reduction in face amount lessens the emphasis on a policy’s insurance coverage by reducing both the death benefit and the amount of pure insurance provided.  The amount of pure insurance is the difference between the death benefit and the policy fund.  This is the amount of risk We take.  A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

Increases in the face amount have the exact opposite effect of decreases.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk.

Choosing not to make premium payments may have the effect of reducing the policy fund.

Under death benefit option 1, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it increases the amount at risk (thereby increasing the cost of insurance deductions); and

•         it leaves the death benefit unchanged.

Under death benefit option 2, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it decreases the death benefit; and

•         it either decreases the amount at risk or leaves it unchanged.

A reduction in the policy fund due to a partial withdrawal may have a different effect as shown in the example below.

Death Benefit Option 2 -- Face Amount + Policy Fund

		Policy NOT	Policy IN
		in Corridor	Corridor	Corridor Factor
Before	Face Amount	$ 100,000	$ 100,000	Age 40	2.5
Partial	Policy Fund	$ 30,000	$ 75,000
Withdrawal	Death Benefit	$ 130,000	$ 187,500*
	Amount at Risk	$ 100,000	$ 112,500

	Partial Withdrawal	$ 10,000	$ 10,000

After	Face Amount	$ 100,000	$ 100,000
Partial	Policy Fund	$ 20,000	$ 65,000
Withdrawal	Death Benefit	$ 120,000	$ 165,000**
	Amount at Risk	$ 100,000	$ 100,000

* The minimum death benefit—the policy fund multiplied by the corridor factor ($75,000 x 2.5 = $187,500)—exceeds the sum of the face amount plus the policy fund ($100,000 + $75,000 = $175,000).

** The minimum death benefit‑‑$65,000 x 2.5 = $162,500—is less than the face amount plus the policy fund ($100,000 + $65,000 = $165,000).

Under death benefit option 1, a partial withdrawal results in a dollar for dollar reduction of both the policy fund and the face amount (and hence death benefit).

Changing the Face Amount of Insurance

You may change the face amount of Your policy by submitting a fully completed policy change application, in good order, to Our Administrative Office.  You can only change the face amount twice each policy year.  All changes are subject to Our approval and to the following conditions.

For increases:

•         Increases in the face amount must be at least $25,000.  By Midland National’s current company practice, We may allow amounts lower than this.

•         To increase the face amount, You must provide, in good order, a fully completed policy change application and satisfactory evidence of insurability.  If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

•         Monthly cost of insurance deductions from Your policy fund will increase.  These begin on the date the face amount increase takes effect.

•         The right to examine this policy does not apply to face amount increases.  (It only applies when You first purchase the policy.)

•         There will be an increase in the no lapse guarantee premium requirements.

•         A new surrender charge period and a new or increased surrender charge will apply to the face amount increase.

For decreases:

•         The surrender charge remains unchanged at the time of decrease.

•         You cannot reduce the face amount below the minimum issue amounts at the time of reduction as noted on the Schedule of Policy Benefits page of Your policy.

•         Monthly cost of insurance deductions from Your policy fund will decrease.

•         The federal tax law may limit a decrease in the face amount.  If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured’s age at the time of the change.

•         If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions.  We reserve the right to change this procedure.

•         There will be no decrease in the contractual no lapse guarantee premium requirement. By Midland National’s current company practice, the no lapse guarantee premium is reduced when a decrease in face amount is processed.

Changing the face amount may have tax consequences.  See “Tax Effects” on page 56.  You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application, in good order, to Our Administrative Office.  We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change.  We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the Schedule of Policy Benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request, in good order, to Our Administrative Office.  If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change.  When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change. See “Tax Effects” on page 56.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request.  After Your request is approved, You will receive a written notice showing each change.  You should attach this notice to Your policy.  We may also ask You to return Your policy to Us at Our Administrative Office so that We can make a change.  We will notify You in writing if We do not approve a change You request.  For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.

Policy changes may have negative tax consequences.  See “Tax Effects” on page 56.  You should consult a tax advisor before making any change.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy’s Schedule of Policy Benefits page will show a “planned” periodic premium.  You determine the planned premium when You apply and can change it at any time.  You will specify the frequency to be on a quarterly, semi-annual or annual basis.  Planned periodic premiums may be monthly if paid by pre-authorized check.  Premiums may be bi-weekly if paid by Civil Service Allotment.  If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.  The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application).  We determine the initial minimum premium based on:

1)      the age, sex and premium class of the Insured,

2)      the initial face amount of the policy, and

3)      any additional benefits selected.

All premium payments should be payable to Midland National.  After Your first premium payment, all additional premiums should be sent directly to Our Administrative Office.

We will send You premium reminders based on Your planned premium schedule.  You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment.  Generally, You may pay premiums at any time.  Amounts must be at least $50, unless made by a pre-authorized check.  Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce.  Additional premium payments may be necessary.  The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, then We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period.  During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement.  The no lapse guarantee period lasts until the 15th policy anniversary for issue ages of 55 or less; for policies issued with issue ages of 56 or more, it is 5 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page.  (This is not the same as the planned premiums.)  The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and  withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary.  The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

•         the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

•         the total premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period.  After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund.  Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors.  Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment, in good order, at Our Administrative Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or on the record date.  When any premium is received before the record date, the net premium, will be held and earn interest in the General Account until the day after the record date.  When this period ends, Your instructions will dictate how We allocate the net premium.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You.  Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.  Once We receive, in good order, the application and initial premium from the selling broker-dealer, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium charge and any applicable service charge.  (Please note: The first monthly deduction is also taken from the initial premium.)  Each net premium is put into Your policy fund according to Your instructions.  Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions.  You may not allocate Your policy fund to more than 15 investment divisions at any one point in time.  Your allocation instructions will apply to all of Your premiums unless You submit the proper request form with new instructions to Us in writing at  Our Administrative Office.  You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557 or toll-free (877) 841-6709. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0% to 100%.  The sum of the allocation percentages must equal 100%.  Of course, You may choose not to allocate a premium to any particular investment division.  See “THE GENERAL ACCOUNT” on page 50.

If You use a third party registered investment adviser in connection with allocations among the investment divisions, it is Your responsibility to pay the advisory fees.  Your use of any third party investment advisory service does not constitute Us providing investment advice.

Additional Benefits

You may include additional benefits in Your policy.  With some exceptions noted in the descriptions below, certain benefits result in an additional monthly deduction from Your policy fund.  We do not limit the number of additional benefits You include with Your policy. You may cancel these benefits at any time.  However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so.  If Your policy ends on the maturity date and a maturity benefit is paid, any additional benefit that is attached to Your policy and in effect on the maturity date will also end.

The following briefly summarizes the additional benefits that are currently available:

1.      Accelerated Benefit Rider – Chronic Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person is “Chronically Ill” as defined in the rider.  Generally, “Chronically Ill” means that a Physician, as defined in the rider, has certified within the last 12 months that the insured (a) is permanently unable to perform, for at least 90 consecutive days, at least two out of six “Activities of Daily Living,” which are Bathing, Continence, Dressing, Eating, Toileting, and Transferring or (b) has severe cognitive impairment (each as defined in the rider).  Please refer to the actual rider for Our right to require a second opinion from another Physician.

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider – Chronic Illness are unclear.  It is possible that such distributions may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest and also expected mortality, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the date that We make an accelerated benefit payment, We will reduce the death benefit of Your policy by the amount of the accelerated death benefit.  This will occur on each payment date if You choose to receive periodic payments under the accelerated death benefits for Chronic Illness.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1.      accelerated death benefit on the election date.

2.      death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 24% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders) at each election to receive an accelerated death benefit or $240,000, whichever is less. This amount may be smaller for a final election.  An election is valid for 12 months, and only one election can be made in that 12 month period.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

2.      Accelerated Benefit Rider – Terminal Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person has a terminal illness (terminal illness is defined as a condition in which a Physician, as defined in the rider, has certified that the insured’s life expectancy is 24 months or less - but this may be defined by a longer period of time if required by state law).  Please refer to the actual rider form for Our rights to require a second opinion from another Physician.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Accelerated Benefit Rider – Terminal Illness, should be fully excludable from the gross income of the recipient, as long as the recipient is the insured person under the policy (except in certain business contexts) and the insured person’s life expectancy is 24 months or less, as certified by a licensed physician.  You should consult a tax advisor if such an exception should apply.  The tax consequences associated with reducing the death benefit after We pay an accelerated benefit are unclear, however.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the day We make the accelerated benefit payment, We will reduce the death benefit of Your Policy by the amount of the accelerated death benefit.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1.      accelerated death benefit on the election date.

2.      death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 50% of the eligible death benefit (which is the death benefit of the policy) at the time You elect to receive an accelerated death benefit, or $500,000, whichever is less.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

3.      Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. Under this rider, We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

4.      Children’s Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy. This rider provides term life insurance on the lives of the Insured person’s children.  Coverage under this rider includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years.  They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

The Children’s Insurance Rider 2 provides term insurance. Term insurance, unlike base coverage, does not provide a cash value or an opportunity for the death benefit to grow.  However, the cost of term insurance may be lower than the cost of base coverage.

5.      Flexible Disability Benefit Rider 2: This rider must be selected at the time of application and is only available if You have selected the Waiver of Charges Rider.  Under this rider, We pay a set amount into Your policy fund each month if the Insured person is disabled (the amount is on Your Schedule of Policy Benefits page).  The benefit is payable when the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.  The disability must start before the policy anniversary following the Insured person’s 60th birthday.  The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier.  If the amount of the benefit paid into the policy fund is more than the premium amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

The maximum monthly benefit that can be purchased is the smaller of $500 or the Guideline Level Annual Premium under death benefit option 1 divided by 12. For example, if Your Guideline Level Annual Premium under Option 1 is $3,000, the maximum monthly benefit You can elect is $250.00 (since $3,000/12 = $250 and $250 is smaller than $500).

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.

6.      Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

7.      Protected Flexibility Rider:  This rider is automatically included on all newly issued policies and We do not charge You a fee for the benefit. This rider has two separate features.  One is a protected death benefit, and the other is an overloan protection benefit.

      Protected Death Benefit - This feature guarantees that Your policy will remain in effect and the death benefit, less any policy debt, at the insured’s death, will be equal to the protected death benefit amount, provided the following conditions are met:

1.      You have elected the protected death benefit;

2.      You do not take loans or withdrawals that exceed the protected death benefit distributable fund (see below); and

3.      You have not elected the overloan protection benefit (see below).

As long as the above conditions are met, this guarantee applies even if the net cash surrender value is insufficient to pay the monthly deductions under Your policy. This rider does not guarantee that other riders and supplemental benefits that are attached to the policy will remain in effect. If the protected death benefit distributable fund becomes less than zero, then We will make the following changes to Your policy and send You written notice to Your last known address to inform You of these changes.

1.      We will terminate any riders or supplemental benefits that deduct rider charges or other fees from the policy fund.

2.      We will reduce the face amount to equal the protected death benefit amount.

Note:

•         The protected death benefit distributable fund is an amount equal to 97% of the result of (a) minus (b), where:

(a) is the policy fund; and

(b) is the greater of (1) and (2), where

(1) is (100% - the protected death benefit percentage) multiplied by the policy fund; and

(2) is the protected death benefit fund.

•         The protected death benefit percentage is used to calculate the portion of the policy fund that can be accessed (that is, taken out through a policy loan or partial withdrawal) by the policy owner and still keep the protected death benefit in effect. The protected death benefit percentage starts at a value of 87% when the Insured reaches age 65, and stays at that level until the Insured reaches age 75; thereafter, the percentage increases to 91% and stays at that level for all higher ages. As the protected death benefit percentage increases, the policy owner has a larger protected death benefit distributable fund, which means a larger percentage of the policy fund can be accessed while keeping the protected death benefit in effect.

Protected Death Benefit Fund. The protected death benefit fund is used to determine if the protected death benefit is in effect, and it dictates the amount of Your policy fund that is required to be allocated to the General Account. This fund will remain positive as long as You do not take loans or withdrawals in excess of the protected death benefit distributable fund. The protected death benefit fund is not a monetary amount that increases Your policy fund, cash surrender value or any other amount described in Your policy. Rather, it is a reference value used only to determine whether Your Policy stays in force.

The initial protected death benefit fund is based upon the protected death benefit amount that You choose, and the age, sex and premium class of the insured.  The protected death benefit fund at any time thereafter is equal to the accumulation, at the protected death benefit interest rate, of:

1.      the protected death benefit fund on the preceding monthly anniversary; minus

2.      any protected death benefit cost of insurance deduction at the beginning of the current policy month; minus

3.      the protected death benefit expense charge at the beginning of the month; minus

4.      any withdrawals of the policy fund in excess of the protected death benefit distributable fund.

Protected Death Benefit Amount. The maximum protected death benefit amount is determined by the net cash surrender value at the time You elect the protected death benefit. The maximum protected death benefit amount will be less than or equal to Your face amount of insurance at the time You exercise Your right to the protected death benefit.  The minimum protected death benefit amount is $25,000.

Protected Death Benefit Withdrawal Amount. The protected death benefit withdrawal amount is equal to the protected death benefit distributable fund less any policy debt.  Any withdrawal of policy fund up to the protected death benefit withdrawal amount will not reduce the amount of the protected death benefit fund.  If, however, a withdrawal of policy fund exceeds the protected death benefit withdrawal amount, then We will reduce the amount of the protected death benefit fund by the amount by which such withdrawal exceeds the protected death benefit withdrawal amount.  Any reduction of the protected death benefit fund in connection with such an "excess" withdrawal will be accompanied by a reduction in the protected death benefit amount that is equal to (1) multiplied by the ratio of (2) to (3), where:

(1) = The protected death benefit amount in effect at the end of the previous day; times

(2) = the amount withdrawn from the protected death benefit fund; divided by

(3) = the protected death benefit fund on the date of the withdrawal before deducting the amount of the withdrawal.

Impact of Policy Loans. If You take a policy loan that causes Your policy debt to exceed the protected death benefit distributable fund, the rider will terminate.  Once the rider terminates, it cannot be reinstated.

You may make a loan repayment at anytime while the protected death benefit is available. Loan repayments during this period will be allocated to the General Account. Interest charged on policy debt will continue to accrue while the protected death benefit is available.

Note: In some circumstances, electing the protected death benefit may cause Your policy to become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code. You should consult with and rely upon Your tax advisor prior to making policy changes, taking loans or withdrawals.

Overloan Protection Benefit – We guarantee that during the period that the overloan protection benefit is available, Your policy will remain in effect until the insured’s death, provided that (i) the policy is not terminated due to surrender, and (ii) You do not take loans or withdrawals after the overloan protection effective date (described below).

The overloan protection benefit is available provided the following conditions are met:

1.      the policy has been in effect for at least 15 policy years;

2.      the insured’s attained age is at least age 65;

3.      You have made withdrawals of all Your premium; and

4.      policy debt does not exceed the overloan election amount.

Overloan Election Amount.  The overloan election amount is defined as 89% of the policy fund for attained ages 65 to 74, and 93% of the policy fund for attained ages 75 and older.

Overloan Protection Effective Date. The entire amount of Your policy fund must be allocated to the General Account on and after the overloan protection effective date. If You have any portion of the policy fund in other accounts on the overloan protection effective date, We will transfer it to the General Account on that date.

On and after the overloan protection effective date, the following changes may occur:

1.      if the death benefit is option 2, then it will be changed to death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below;

2.      if the policy debt does not exceed the face amount as of the of overloan protection effective date, then the face amount will be decreased to equal the policy fund as of the overloan protection effective date; and

3.      all other riders will terminate.

Overloan Protection Period. The overloan protection period ends on the earlier of:

1.      the insured’s death; or

2.      surrender of the policy; or

3.      the date any loans or withdrawals are taken.

During the overloan protection period:

1.      We guarantee Your policy will remain in effect until the insured’s death, provided the policy is not terminated due to surrender, and no loans or withdrawals are taken after the overloan protection effective date;

2.      the excess policy debt provision in the policy will be suspended; and

3.      all monthly deductions will be taken from the General Account.

4.      We will not allow any:

a.       Premium payments; or

b.      Transfers to the separate accounts; or

c.       Face amount changes; or

d.      Death benefit option changes.

5.      The protected death benefit for this rider will terminate and no longer be available.

Loan repayments can be made at anytime during the overloan protection period.  All loan repayments during this time will be allocated to the General Account.  Interest charged on policy debt will continue to accrue during the overloan protection period.

Note:

  Your policy may become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code as of the overloan protection effective date.  You should consult Your tax advisor before allowing Your policy to enter the overloan protection period.
  This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit, then the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC, either of which could result in a significant tax liability attributable to the balance of any outstanding loan.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred.  Before purchasing the policy, anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

8.      Waiver of Charges Rider: This rider can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person’s 60th birthday, then We will waive monthly deductions from the policy fund for as long as the disability continues. If a disability starts after the policy anniversary following the Insured person’s 60th birthday, then You will not receive any benefit under this rider.

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa.  It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies.  The Separate Account meets the definition of a “Separate Account” under the federal securities laws.  Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds.  You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions currently available in Our Separate Account at any one time.

The Funds

Each of the portfolios available under the policy is a “series” of its investment company.  There are fifty-eight investment divisions.

The funds’ shares are bought and sold by Our Separate Account at net asset value.  More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses.

The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from “Rule 12b-1” fees deducted from fund assets.  Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees.  The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the Policies and other variable insurance products issued by Midland National.  These percentages currently range up to 0.25% annually.  Midland National may use these payments for any corporate purpose, including payment of expenses (i) that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Policies, and (ii) that Midland National incurs, in its role as intermediary, in promoting and marketing the funds.  Midland National and its affiliates may profit from these payments.

Investment Policies of the Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.  A portfolio’s objectives and policies affect its returns and risks.  No one can promise that any portfolio will meet its investment objective. Each investment division’s performance depends on the experience of the corresponding portfolio.  The objectives of the portfolios are as follows:

Portfolio	Investment Objective	Investment Adviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund – Series I Shares

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies which pay dividends and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. Global Health Care Fund – Series I Shares

The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in the healthcare-related industries and derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. International Growth Fund – Series I Shares

The Fund's investment objective is long-term growth of capital.  The Fund invests primarily in equity securities and depositary receipts of foreign issuers.  The principal types of equity securities in which the Fund invests are common and preferred stock.

Invesco Advisers, Inc.
The Alger Portfolios
Alger Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP International Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
Fidelity® Variable Insurance Products
Fidelity® VIP Asset ManagerSM Portfolio	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Asset Manager: Growth® Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Equity-Income Portfolio

Seeks reasonable income. Will also consider the potential for capital appreciation.  The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Government Money Market Portfolio[1] (Formerly Fidelity® VIP Money Market Portfolio)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other affiliates serve as sub-advisers
Fidelity® VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Growth Opportunities Portfolio	Seeks to provide capital growth.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Growth Portfolio	Seeks to achieve capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Index 500 Portfolio	Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR); Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Investment Grade Bond Portfolio	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers
Fidelity® VIP Mid Cap Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Overseas Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Large Cap Value Fund	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Small Cap Equity Insights Fund	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Lord Abbett Series Fund, Inc.
Lord Abbett Calibrated Dividend Growth Portfolio	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
Lord Abbett International Opportunities Portfolio	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Stock Portfolio	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trusts
MFS® VIT Growth Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT New Discovery Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT Research Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT Total Return Series	Seeks total return.	MFS® Investment Management
MFS® VIT Utilities Series	Seeks total return.	MFS® Investment Management
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	Seeks growth of capital.	Neuberger Berman Investment Advisers LLC
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio[2] Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
ProFunds Trust[5]
ProFund VP Japan

Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. Dollars.  The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund Advisors LLC
ProFund VP Oil & Gas	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Ultra Mid-Cap

Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund Advisors LLC
VanEck VIP Trust
VanEck VIP Global Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in hard assets securities. Income is a secondary consideration.	Van Eck Associates Corporation

Vanguard Variable Insurance Fund Portfolios

Vanguard®4 VIF Balanced Portfolio	Seeks to provide long-term capital appreciation and reasonable current income.	Wellington Management Company, LLP
Vanguard®4 VIF High Yield Bond Portfolio[3]	Seeks to provide a high level of current income.	Wellington Management Company, LLP
Vanguard®4 VIF International Portfolio	Seeks to provide long-term capital appreciation.	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Vanguard®4 VIF Mid-Cap Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard®4 VIF REIT Index Portfolio	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.	The Vanguard Group, Inc.
Vanguard®4 VIF Short-Term Investment-Grade Portfolio	Seeks to provide current income while maintaining limited price volatility.	The Vanguard Group, Inc.
Vanguard®4 VIF Small Company Growth Portfolio	Seeks to provide long-term capital appreciation.	The Vanguard Group, Inc., Granahan Investment Management, Inc., and Arrow Partners
Vanguard®4 VIF Total Bond Market Index Portfolio	Seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc.
Vanguard®4 VIF Total Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.

1During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

2Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield securities (commonly known as "junk bonds").

3The fund invests mainly in a diversified group of high-yielding, higher risk corporate bonds, commonly known as "junk bonds," with medium and lower-range credit quality ratings.

4Vanguard is a trademark of the Vanguard Group, Inc.

5The ProFunds VP portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Effects of Market Timing."  Some ProFunds portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds portfolios will bear additional investment risks.  See the ProFunds prospectus for a description of the investment strategies and risks associated with investing in the ProFunds portfolios.

The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance and results of any of the funds’ portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios.  There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the policy are selected by Midland National based on several criteria, including asset class coverage, the alignment of the investment objectives of a fund portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. We also consider whether the fund portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the policies.  Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment adviser or sub-adviser) will make payments to Us or Our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the fund can provide marketing and distribution support for sales of the policies.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.   You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the risk of any decline in Your policy fund resulting from the performance of the portfolios You have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

Certain portfolios may invest substantially all of their assets in portfolios of other funds.  As a result, You will pay fees and expenses at both portfolio levels.  This will reduce Your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  Certain portfolios may employ volatility management strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  There is no guarantee that a portfolio using a volatility management strategy can achieve its optimal risk targets, and the portfolio may not perform as expected.

Certain portfolios invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. Alternative investment strategies may be riskier than traditional investment strategies and may involve leverage or use various complex hedging techniques, like options and derivatives. These alternative investments create a mix of strategies that offers potential diversification benefits beyond traditional investment strategies.

You should consult with Your registered representative or investment advisor to determine which combination of investment choices are appropriate for You.

You should carefully consider the investment objectives, risks, and charges and expenses of the portfolios before investing.  The portfolios' prospectuses contain this and other information and should be read carefully before investing. You can receive a current copy of a prospectus or summary prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642

Fax: (605) 335-3621 or toll-free (877) 841-6709

Effects of Market Timing

Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account (“harmful trading”) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions or sub-accounts of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio’s charges vary.

The Fidelity VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company’s mutual funds. In addition, each of these portfolios’ total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP Portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios.

The funds may also impose liquidity and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), which We would deduct from Your policy fund. See each portfolio company’s prospectus for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan).  Your policy fund reflects various charges.  See “DEDUCTIONS AND CHARGES” on page 51.  Monthly deductions are made on the policy date and on the first day of each policy month.  Transaction and surrender charges are made on the effective date of the transaction.  Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment.  From Your premium We deduct a premium charge, any applicable service charge, and the first monthly deduction (and any per premium expenses) as described in the “Deductions From Your Premiums” section on page 51.  The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

We guarantee amounts allocated to the General Account.  This guarantee is subject to Our financial strength and claims-paying ability.  There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account.  An investment division’s performance will cause Your policy fund to go up or down.  You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units.  Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division.  Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit.  The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division’s accumulation unit value next determined at the end of the business day on which the transaction occurs; if the transaction occurs after 3:00 p.m. Central Time, then We will use the investment division's accumulation unit value on the next business day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You.  The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day.  Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds.  They reflect investment income, the portfolio’s realized and unrealized capital gains and losses, the funds’ expenses, and Our deductions and charges.  The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.  After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

•         We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders).  We use the share value reported to Us by the fund.

•         We add any dividends or capital gains distributions paid by the portfolio that day.

•         We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

•         We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions and “Good Order”

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions.  You should consider the net effects before making any policy fund transactions.  Certain transactions have fees.  Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 15 investment divisions.

Good Order. We cannot process Your requests for transactions relating to Your policy fund until We have received them in good order at Our Administrative Office.  “Good order” means the actual receipt of the requested transaction in writing, which may include completing the proper request form(s), along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable, Your completed application, the policy number, the transaction amount (in dollars), the full names of and allocations to and/or from the investment divisions affected by the requested transaction, the signatures of all policy owners (exactly as registered on the policy), social security number or taxpayer I.D., and any other information or supporting documentation that We may require.  With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by Us to effect the purchase.  We may, in Our sole discretion, determine whether any particular transaction request is in good order, and We reserve the right to change or waive any good order requirements at any time.

Transfers of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions.  To make a transfer of policy fund, write to Our Administrative Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Administrative Office toll-free at (800) 272-1642 or fax Your requests to Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to other numbers may not be considered received in Our Administrative Office.  Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to the “Transfer Limitations” below).  However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  If We charge You for making a transfer, then We will allocate the charge as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 53.  Although a single transfer request may include multiple transfers, it will be considered a single transfer for the purpose of assessing any transfer charge.

The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1.      25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.      $25,000.  (We reserve the right to decrease this to $1,000.)

These restrictions may prolong the period of time it takes to transfer Your total policy fund assets in the General Account to investment divisions and, therefore, You should carefully consider whether investment in the General Account meets Your needs and investment criteria.

These limits do not apply to transfers made in a Dollar Cost Averaging program or Portfolio Rebalancing program that extends over a time period of 12 or more months.

Completed transfer requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We may delay transfers under certain circumstances.  See “WHEN WE PAY PROCEEDS FROM THIS POLICY” on page 67.

The minimum transfer amount is $200.  The minimum amount does not have to come from or be transferred to just one investment division.  The only requirement is that the total amount transferred that day equals the minimum transfer amount.

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by policy owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the “market timing procedures”).  Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Government Money Market portfolio, followed by a transfer from Fidelity VIP Government Money Market back to MFS VIT New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy’s transfer privileges and We will not accept another transfer request for 14 business days.  We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days.  If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner’s address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). Other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or Your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others.  In particular, We may, and We reserve the right to, reverse a potentially harmful transfer.   If so, We will inform the policy owner and/or registered representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, We will attempt to contact You by telephone for further instructions.  If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division.

You should be aware that, as required by SEC regulation, We have entered into a written agreement with each underlying fund or principal underwriter that obligates Us to provide the fund, upon written request, with information about You and Your trading activities in the investment divisions investing in the fund’s portfolios.  In addition, We are obligated to execute instructions from the funds that may require Us to restrict or prohibit Your investment in a specific investment division investing in a fund portfolio if the corresponding fund identifies You as violating the frequent trading policies that the fund has established for that portfolio.  You should read the prospectuses of the portfolios for more details on their ability to refuse of restrict purchases or transfers of their shares.

If We receive a premium payment from You with instructions to allocate it into a portfolio of a fund that has directed Us to restrict or prohibit Your trades into the investment division investing in the same portfolio, then We will request new allocation instructions from You.  If You request a transfer into an investment division investing in a portfolio of a fund that has directed Us to restrict or prohibit Your trades, then We will not effect the transfer.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment divisions.  For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, enhanced dollar cost averaging program, and portfolio rebalancing program in these limitations.  We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others.  We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others.  For example, We might only accept transfers by original “wet” policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means).  We also reserve the right to implement and administer liquidity and redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers.  Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios’ shareholders involves judgments that are inherently subjective.  Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through Our controls undetected and may cause dilution in unit value for others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception.  We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.  By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations.  This plan of investing does not insure a profit or protect against a loss in declining markets.  The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time.  You must complete the proper request form, and send it to Us at Our Administrative Office, and there must be a sufficient amount in the DCA source account.  The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium.  You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account.  The DCA election will specify:

a.       The DCA source account from which DCA transfers will be made,

b.      That any money received with the form is to be placed into the DCA source account,

c.       The total monthly amount to be transferred to the other investment divisions, and

d.      How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received, in good order, with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form.  All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.  You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month.  If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received in good order.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request in good order.  DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.  However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.  While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month’s notice.

Enhanced Dollar Cost Averaging (EDCA)

By Midland National’s current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 9% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 9% annual effective rate is guaranteed and both are subject to change without notice.  There is no charge for this feature.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level.  You can select rebalancing to occur, quarterly, semi-annually or annually. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in the Fidelity VIP Overseas investment division.  Over time, variations in the investment divisions’ investment results will shift the percentage allocations of Your policy fund.  If You elect this option, then at each selected interval, We will transfer amounts needed to “re-balance” the policy fund to the specified percentages selected by You.  Rebalancing is not available to amounts in the General Account.  Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 15 investment divisions.  Portfolio Rebalancing will remain in effect until We receive Your written termination request in good order.  We reserve the right to end the Portfolio Rebalancing Option by sending You one month’s notice.  Contact Us at Our Administrative Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program.  However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.  While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option

You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us.  This option allows You to receive periodic income from Your policy’s net cash surrender value by simply filling out one form and allowing Us to process the necessary loans and partial withdrawals.  While this option is available at any time during the life of Your policy, it is best to delay distributions from Your life insurance policy for as long as possible.  Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the Insured’s death and cash value (policy fund) of the policy.  This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form in good order, We will begin processing partial withdrawals on the following monthly anniversary.  Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid.  Partial withdrawals processed under the automatic distribution option will not be subject to the $25 fee that We normally charge when there is more than one partial withdrawal in a policy year.  When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy’s net cash surrender value will support these loans.

The automatic distributions will continue until You send Us, in good order, a written request to discontinue the distributions or until the policy’s net cash surrender value is insufficient to support additional withdrawals or loans.  There is not a separate charge for the automatic distribution option.  Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the Insured’s death and the policy’s policy fund.   There may be tax consequences in taking automatic distributions from Your policy if it is or becomes a modified endowment contract.  Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans

Using only Your policy as security, You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt.  If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled.  Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences.  See “Tax Effects” on page 56.

Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.0% per year.

Policy Loan Interest Charged. Currently, the annual interest rate We charge on standard loans is 4.50%.  We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or if earlier, the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death.  If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund.  This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan.  If We cannot allocate the interest based on these percentages, then We will allocate it as described below.

After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value.  The annual interest rate charged on zero cost loans is guaranteed to be 3.0% (which is the same rate We guarantee to credit on zero cost loans).  We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service.  If the Internal Revenue Service   requires a higher policy loan interest rate, We will charge the minimum interest rate allowed.  A zero cost loan may have tax consequences.  See “Tax Effects” on page 56.

You may request a loan in writing by submitting a proper and completed request form to Our Administrative Office.  You may also request a policy loan by faxing Us at Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to another number will not be considered received in Our Administrative Office.  You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions.  If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under “How Policy Fund Charges Are Allocated” on page 53.  If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division.  We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce.  While You have a policy loan, We assume that any money You send Us is meant to repay the loan.  If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments.  If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid.  When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest.  You cannot invest that loan amount in any Separate Account investment divisions.  You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.0% annual interest We credit on the portion of the General Account securing the loan.  A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce.  For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund.  If these deductions are more than the net cash surrender value of Your policy, then the policy’s lapse provisions may apply.  Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.  We may withhold two months of anticipated policy costs from the total amount available for loan to help prevent your policy from immediately entering a grace period.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value in writing by submitting a proper and completed request form to Our Administrative Office. You may also request a partial withdrawal by faxing Us at Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to another number will not be considered received in Our Administrative Office.  If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled “Withdrawal Charges” listed below.  Partial withdrawals are subject to certain conditions.  They must:

•         be at least $200;

•         in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years);

•         allow the death benefit to remain above the minimum for which We would issue the policy at that time; and

•         allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account.  If You do not tell Us, then We will make the withdrawal as described in “Deductions and Charges – How Policy Fund Charges Are Allocated” on page 53.

Completed partial withdrawal requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 will be deducted from Your policy fund.  If You do not give Us instructions for deducting the charge, then it will be deducted as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 53. This charge does not apply to withdrawals under the Automatic Distribution Option.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis.  However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater.  If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk.  Both the withdrawal and any reductions will be effective as of the business day We receive Your request in good order at Our Administrative Office if it is received before 3:00 p.m. Central Time. If We receive Your request in good order at Our Administrative Office after 3:00 p.m. Central Time, then it will be effective on the following business day.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash.  A withdrawal may have income tax consequences.  See “Tax Effects” on page 56.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living.  You do this by completing the proper request form and sending both the written request form and the policy to Our Administrative Office.  If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any policy debt.  The net cash surrender value may be very low, especially during the early policy years.   During the first 10 policy years after the date of issue or an increase in face amount, the cash surrender value is the policy fund minus the surrender charge.  After 10 years, the cash surrender value equals the policy fund.  We will compute the net cash surrender value as of the business day We receive Your request in good order and policy at Our Administrative Office.  All of Your insurance coverage will end on that date.

Completed surrender requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed surrender request in good order after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

A surrender may have income tax consequences.  See “Tax Effects” on page 56.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account.  The General Account pays interest at a declared rate.  We guarantee the principal after deductions.  The General Account supports Our insurance and annuity obligations.  Any amounts in the General Account are subject to Our financial strength and claims-paying ability and Our long-term ability to make such payments.  We issue other types of insurance policies as well, and We also pay Our obligations under those products from Our assets in the General Account.

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act.

You may accumulate amounts in the General Account by:

•         allocating net premium and loan payments,

•         transferring amounts from the investment divisions,

•         obtaining any policy loans, or

•         earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account.  The annual interest rates will never be less than 3.0%.  We may, at Our sole discretion, credit interest in excess of 3.0% per year.  You assume the risk that interest credited may not exceed 3.0% per year.  We may pay different rates on unloaned and loaned amounts in the General Account.  Interest compounds daily at an effective annual rate that equals the annual rate We declare.

You may request a transfer between the General Account and one or more of the investment divisions, within limits.  See “Transfers of Policy Fund” on page 42.

The General Account may not be available in all states.  Your state of issue will determine if the General Account is available on Your policy.  Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium upon receipt.  The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 5.0% premium charge from each premium payment.  We currently intend to eliminate this charge after the 15th policy year, but this is not guaranteed.  This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy.  The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return.

Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses.  (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years.  See “Surrender Charge” on page 54.)

Civil Service Allotment Service Charge.  If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account and General Account

Fees and charges assessed to the General Account and investment divisions reduce the amount in Your policy fund.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions.  Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following five deductions are taken from Your policy fund.

1.      Per Policy Expense Charge: This charge is $10.00 per month in all years. This charge helps to cover Our administrative costs such as premium billing and collections.

2.      Per Unit Expense Charge: This charge is currently assessed in policy years 1-10, and We intend to eliminate it in policy years 11+.  We guarantee to eliminate it in years 20+.  The per unit expense charge varies based on the insured’s sex, policy age and premium class and it is printed on the policy specifications page.  The per unit expense charge is based on the current face amount of insurance.  This charge helps to cover Our sales costs.

3.      Percent of Fund Value Charge – This charge is 0.067% per month of the total Policy Fund Value on a monthly basis in policy years 1-10, and 0.00% per month of the total Policy Fund Value in policy years 11+ (these roughly equate to annual rates of 0.80% and 0.00%, respectively).   This charge helps to cover Our administrative costs such as communicating with owners.

4.      Charges for Additional Benefits: Monthly deductions are made for the cost of certain additional benefits.  (There is no separate charge for benefits associated with the Protected Flexibility Rider.) With the exception of the Accelerated Benefit Riders – Terminal Illness and Chronic Illness, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter.  See the “Fee Table” on page 8 and Additional Benefits starting on page 25.  We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

5.      Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund.  If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase.  For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date.  The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk.  This charge is for the cost of insurance.  We may profit from this charge.

The cost of insurance rate is based on a number of factors, including, but not limited to, the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge.  (In Montana, there are no distinctions based on sex, and for guaranteed rates, there is no distinction for premium class.)  We place the Insured person that is a standard risk in the following rate classes: preferred plus non-tobacco, preferred non-tobacco, non-tobacco, preferred tobacco and tobacco.  The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class.  We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy.  The maximum charges are based on the charges specified in the 2001 sex-distinct, composite smoker, ALB, Commissioner’s Standard Ordinary Mortality Table.  The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, standard, non-tobacco, standard risk at various ages, with an initial face amount of insurance of $400,000, for the first policy year.

Illustrative Table of Monthly Cost of Insurance Rates

(Rounded) per $1,000 of Amount at Risk

Male Attained	Guaranteed Maximum	Current (Male Standard Non-Tobacco)
Age 25	Rate 0.09	Rate 0.05
35	0.10	0.04
45	0.23	0.07
55	0.54	0.13
65	1.48	0.29

For example, for a male standard non-tobacco, age 40 with a $400,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $68.58.  This example assumes the monthly expense charge of $10.00, the current unit per expense charge of $38.00, current percent of policy fund charge of $0.63, and the current cost of insurance deduction of $19.95.  The $19.95 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.05) times the amount at risk ($400,000 face less the initial cash value of $950.00, which is $1,000 of premium less the $50.00 for the premium charge).  This example assumes that there are no charges for riders or other additional benefits.  This charge generally increases as the Insured person gets older.  However, this charge is not deducted after the insured person reaches age 100.

The non-tobacco cost of insurance rates are lower than the preferred tobacco cost of insurance rates and the preferred tobacco rates are less than the tobacco rates.  To qualify, an Insured must be a standard risk and must meet additional requirements that relate to tobacco habits.  The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred plus non-tobacco cost of insurance rates are lower than the preferred non-tobacco cost of insurance rates, and the preferred non-tobacco rates are lower than the non-tobacco rates.  To qualify for the preferred plus and preferred non-tobacco class, the Insured person must be age 20 or over and meet certain underwriting requirements.

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964.  In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

•         Partial Withdrawal of net cash surrender value.  You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 each time You make a partial withdrawal if more than one withdrawal is made during a year. This charge does not apply to withdrawals under the Automatic Distribution Option. This charge is to cover Our administrative expenses for processing the withdrawal.

•         Transfers.  Currently, We do not charge when You make transfers of policy fund among investment divisions or between the unloaned portion of the General Account and any investment division.  We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account.  They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise.  Your deduction allocation percentages may be any whole number (from 0% to 100%) which add up to 100%.  You may change Your deduction allocation percentages by writing to Our Administrative Office.  Changes will be effective as of the date We receive them in good order.

If We cannot make a deduction in accordance with these percentages, then We will make deductions from any unloaned portion of the General Account and any amounts in investment divisions (in Your policy fund) on a pro rata basis.  If there is no unloaned portion of the General Account in Your policy fund, then We will make all deductions (on a pro rata basis) from amounts You have allocated to investment divisions.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge

Loan interest is charged in arrears on the outstanding loan.  Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death) and will bear interest at the same rate as the loan.  We currently charge an annual interest rate of 4.5% on loans.

After offsetting the 3.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 5.0% annually in policy years 1-5.  However, the current net cost of the loans is 1.5% annually in policy years 1-5.  The current net cost of 1.5% for policy years 1-5 is derived by taking the 4.5% annual interest rate that We currently charge on loans and reducing it by the 3.0% annual interest rate We credit to the portion of the General Account securing the standard loan.  If You take a loan after the 5th policy year, We guarantee that the net cost of the loan will be 0%. See “Policy Loans” on page 47.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy’s cash surrender value for the first 10 policy years after the date of issue or increase in face amount.  It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses).  It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years after the date of issue or increase in face amount.  The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses.  If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other assets.  The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt.  The cash surrender value is the policy fund minus the surrender charge.  See “Surrendering Your Policy” on page 50.

The first-year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued.  The maximum charge for Your policy per $1,000 of face amount is the first-year charge.  The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first-year surrender charge.  The maximum first-year surrender charge for all issue ages, sexes, and classes is $44.00 per $1,000.  The $44.00 per $1,000 of face amount surrender charge occurs for males issued at a tobacco class with issue ages at 63 or older.  Your policy will specify the actual surrender charge rate at issue, per $1,000 of face amount, for all durations in the 10 year surrender charge period.  The table below is only intended to give You an idea of the level of first-year surrender charge for a few sample issue ages, sexes and classes.

Table of First-Year Surrender Charges

Per $1,000 of Face Amount

Issue Age	Sex	Class	Surrender Charge Per $1,000 of Face Amount
40	Male	Non-Tobacco or Tobacco	$22.00
55	Female	Non-Tobacco or Tobacco	$31.00
65	Male	Non-Tobacco or Tobacco	$44.00

A face amount decrease will not reduce the surrender charge.  If the face amount is increased, the surrender charge will increase.  The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)      The initial face amount set equal to the face amount increase

b)      The Insured’s policy age on the policy date equal to the policy age on the date of the face amount increase; and

c)      The premium class for the face amount increase

Suppose You bought Your policy at issue age 40 under a male standard non-tobacco class with a face amount of $400,000.  During the 8th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $500,000.  If the face amount increase was determined to be acceptable to Us under the non-tobacco class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

a)      face amount of $100,000

b)      a policy age of 47 (the increase was effective during the 8th policy year before the policy anniversary at which You attained age 48).

c)      a premium class of male non-tobacco

The original $400,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above.  At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest.  Some portfolios also deduct 12b-1 fees from portfolio assets.  You pay these fees and expenses indirectly. Some portfolios may also impose liquidity and redemption fees (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1040), which We would administer and deduct directly from Your policy fund. Any liquidity and redemption fee would be retained by or paid to the portfolio and not retained by Us. For further information, consult the portfolios’ prospectuses.

Tax Effects

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon Our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the policy.  If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets.  We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policies to be treated as life insurance policies for federal income tax purposes.  It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be generally excludible from the gross income of the beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy’s cash value until there is a distribution.  When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts (MEC)

Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies.  Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC.  In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.”  A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.  A policy received in a tax free exchange for a life insurance policy that was a MEC will also be classified as a MEC.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount.  If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years.  To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as modified endowment contracts are subject to the following tax rules:

(1)        All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed.

(2)        Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3)        A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income.  However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions.  However, the tax consequences associated with zero cost loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums.  When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans and the Overloan Protection Benefit

In general, interest on a policy loan will not be deductible.  If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Protected Flexibility Rider.  Anyone contemplating the purchase of the policy with the Protected Flexibility Rider should be aware that the tax consequences of the Protected Flexibility Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Protected Flexibility Rider causes the policy to be converted into a fixed policy.  You should consult with and rely on a tax advisor as to the tax risks associated with the Protected Flexibility Rider.

Treatment of the Overloan Protection Benefit

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC either of which could result in a significant tax liability attributable to the balance of any policy debt.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred.  Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor, before purchasing the policy, about the tax risks inherent in such a strategy.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Continuation of Policy Beyond Age 121

The tax consequences of continuing the policy beyond the Insured’s 121st year are unclear.  You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured’s 121st year.

Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange Your policy.  You should consult with a tax advisor if You are considering exchanging any life insurance policy.

Accelerated Benefit Rider—Terminal Illness

We believe that payments received under the Accelerated Benefit Rider—Terminal Illness should be fully excludable from the gross income of the recipient if the recipient is the Insured under the policy (except in certain business contexts) and the insured person's life expectancy is 24 months or less.  However, tax consequences associated with reducing Your death benefit after We pay an accelerated benefit under this rider are uncertain.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Accelerated Benefit Rider—Chronic Illness

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider—Chronic Illness are unclear.  It is possible that such distribution may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance policy.

Non-Individual Owners and Business Beneficiaries of Policies

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the purchase of a new policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift, and Generation-Skipping Transfer Tax Considerations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy.  If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death.  The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise.  Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account’s operations.  Thus, currently We do not deduct a charge from the Separate Account for federal income taxes.   We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and We are not currently charging for them.  If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy

For a limited period of time, as specified in Your policy, You have the right to examine the policy.  If for any reason You are not satisfied with it, then You may cancel the policy.  You cancel the policy by sending it to Our Administrative Office along with a written cancellation request.  Generally, Your cancellation request must be postmarked by the latest of the following dates:

•         10 days after You receive Your policy,

•         10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

•         45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy’s record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund.  The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

Your Policy Can Lapse

Your Premier Variable Universal Life III insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund.  During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) equal or exceed the schedule of required no lapse guarantee premiums.  If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and that a specified amount of current premium is due.

If We receive payment of that amount before the end of the grace period, then We will use that amount to pay the overdue deductions.  We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value.  We will withdraw any amount left in Your policy fund.  We will apply this amount to the deductions owed to Us, including any applicable surrender charge.  We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within 5 years after lapse.  To reinstate the policy, You must:

•         fully complete an application for reinstatement,

•         provide satisfactory evidence of insurability for the person or persons to be Insured,

•         pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guarantee period, plus payment of premium that is enough to keep this Policy in effect for 2 months following reinstatement;

•         increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges, and

•         pay or restore any policy debt.

The effective date of the reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application.  Previous loans will be reinstated.

You may not reinstate a policy once it is surrendered.

Policy Periods And Anniversaries

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Benefits page.  Each policy month begins on the same day in each calendar month.  The calendar days of 29, 30, and 31 are not used.  Our right to challenge a policy and the suicide exclusion are measured from the policy date.  See “Limits On Our Right To Challenge The Policy” on page 65.

Maturity Date

The maturity date is the first policy anniversary after the Insured’s 120th birthday.  The policy and any riders and supplemental benefits attached to the policy that are then in effect end on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

(a)     The policy cannot be in the grace period;

(b)     All of the policy fund must be transferred to either the General Account or the Fidelity VIP Government Money Market investment division; and

(c)     Death Benefit option 1 must be elected.

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences.  A tax advisor should be consulted before You elect to extend the maturity date. See “Tax Effects” on page 56. In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies.  We may permit charges owed to Us to stay in the Separate Account.  Thus, We may also participate proportionately in the Separate Account.  These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account.  The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct.  Your policy fund values and the assets supporting them in the Separate Account are protected from and against any claims arising out of Our other businesses not involving the Separate Account.  Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account.  We have the right to:

•         add investment divisions to, or remove investment divisions from, Our Separate Account;

•         combine two or more investment divisions within Our Separate Account;

•         withdraw assets relating to the policy from one investment division and put them into another;

•         eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company.  This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

•         register or end the registration of Our Separate Account under the 1940 Act;

•         operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

•         disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy.  (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

•         operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments.  In choosing these investments, We will rely on Our own judgment or that of an outside adviser for advice.  In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the Fidelity VIP Government Money Market investment division until You tell Us otherwise.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules.  There are limits on how and when We can challenge the policy:

•         We cannot challenge the policy after it has been in effect, during the Insured person’s lifetime, for two years from the date the policy was issued or reinstated.  (Some states may require Us to measure this in some other way.)

•         We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured’s lifetime.

•         We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

•         If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

•         If the Insured person’s age or sex is misstated on any application, then the death benefit and any additional benefits will be changed.  They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person’s correct age and sex.

•         If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus  the policy debt, minus any partial withdrawals of net cash surrender value.  If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum payment.  Payments under these options are not affected by the investment performance of any investment division.  Instead, interest accrues pursuant to the option chosen.  If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice.  However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

When a death benefit is paid in a lump sum the beneficiary has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death benefit proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary a draft account book and the beneficiary will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest credited to amounts in the Midland National Access Account is taxable as income to the beneficiary in the year in which it is credited. The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application.  The beneficiary is entitled to the death benefits of the policy.  You may change the beneficiary during the Insured’s lifetime by writing to Our Administrative Office.  If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or the owner’s estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy.  You must send a copy of the assignment to Our Administrative Office.  We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment.  An absolute assignment is a change in ownership.  There may be tax consequences.

The assignment does not take effect until We accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis.

This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This policy may not be traded on any stock exchange or secondary market.  By purchasing this policy, You represent and warrant that You are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) in good order at Our Administrative Office.  Death benefits are determined as of the date of the Insured person’s death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions.  We pay interest from the date of death to the date of payment.

We may delay payment and transfers for one or more of the following reasons:

(1)         We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

(2)         We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or an emergency exists or disposal of the investment division’s securities or determination of the net asset value of the investment division’s securities is not reasonably practicable.

(3)         The SEC permits Us to delay payment to protect Our policy owners.

If, pursuant to SEC rules, the Fidelity VIP Government Money Market Fund suspends payment of redemption proceeds, then We will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, loan, or death benefit from the corresponding investment division until the suspension of redemptions is lifted or the Fund is liquidated, as applicable.

We may also delay any payment until Your premium checks have cleared Your bank.  We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.  We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” or block Your policy fund.  If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option.  If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.  We may also be required to provide information about You and Your policy to government agencies and departments.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds’ portfolios.  Midland National is the legal owner of the shares and has the right to vote on certain matters.  Among other things, We may vote:

•         to elect the funds’ Boards of Directors,

•         to ratify the selection of independent auditors for the funds, and

•         on any other matters described in the funds’ current prospectuses or requiring a vote by shareholders under the 1940 Act.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy.  We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held.  As We receive notice of these meetings, We will ask for Your voting instructions.  The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio.  We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote.  The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested.  We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio.  This is determined as of the record date set by the funds’ Boards for the shareholders meeting.  We count fractional shares.

If You have a voting interest, We will provide You proxy material and a form for giving Us voting instructions.  In certain cases, We may disregard instructions relating to changes in the funds’ adviser or the investment policies of its portfolios.  We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products.  We do not foresee any disadvantage to this.  Nevertheless, the funds’ Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action.  If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Financial Network, LLC. (“Sammons Financial Network”) for the distribution and sale of the policies.  Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network enters into written sales agreements with other broker-dealers (“selling firms”) for the sale of the policies.  We pay commissions to Sammons Financial Network for sales of the Policies as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for policy sales is 85% of premiums during policy year 1, 1% during policy years 2-15, and 0% following policy year 15.  We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g., at the end of the fifth policy year).  Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year.  The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year.  We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment.  We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.

We also pay for some of Sammons Financial Network’s expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the policies.

Non-cash items that We and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to You.  You may wish to take such payments into account when considering and evaluating any recommendations relating to the policy.  Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) deductions from Your premiums; (b) the surrender charge; (c) the percent of fund value charge; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account.  Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable products business activities.  Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is potentially vulnerable to disruption from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting Us, Sammons Financial Network, LLC, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your policy.  For instance, cyberattacks may: interfere with Our processing of policy transactions, including the processing of internet transactions or transactions with the underlying funds; impact Our ability to calculate accumulation unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject Us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying Your policy to lose value.  There can be no assurance that We or the underlying funds or Our service providers will avoid losses affecting Your policy due to cyberattacks or information security breaches in the future.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information.  Our financial statements should be distinguished from the Separate Account’s financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies.  For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Administrative Office.

Illustrations

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds.  The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to a representative Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being assessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be assessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables starting on page 74 illustrate a hypothetical policy issued to a male, age 40, under a standard non-tobacco underwriting risk classification.  The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $400,000 and make monthly payments of $350.00 on each monthly anniversary. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The amount by which the policy fund exceeds the cash surrender value during the surrender charge period is equal to the surrender charge.  For policy years eleven and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the death benefit column of the illustration indicate the policy would lapse under the stated assumptions unless additional premium payments are made.

The second column shows the accumulation value of the premiums paid at the stated interest rate.  The third and sixth columns illustrate the policy funds and the fourth and seventh columns illustrate the cash surrender values of the policy over the designated period.  The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates.  The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee.  The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the 2001 sex-distinct, smoker composite, ALB Commissioner’s Standard ordinary Mortality Table.  The fifth and eighth columns illustrate the death benefit of the policy over the designated period.  The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values.  The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account.  The illustrations also reflect the 5.0% premium load (for the first 15 years on a current basis) deducted from each premium, the current per unit expense charge of  $38.00 per month deducted in years 1-20 on a guaranteed basis (years 1-10 on a current basis), the percent of policy fund charge of 0.80% per month in years 1-10 and 0.00% per month in years 11+, and the $10.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios’ daily investment advisory fees and operating expenses equivalent to an annual rate of 0.76% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2015) for each investment division. We have assumed that the values are allocated across all investment divisions equally.  Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the funds may be more or less than 0.76% and will depend on how allocations are made to each investment division.  After reductions for the average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates -0.76%, 5.24%, and 11.24%, respectively.

The approximate net annual portfolio expense rates do not include the percent of fund value charge, premium charges, cost of insurance deductions, surrender charges, percent of policy fund charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges.  However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made.  The values would vary from those shown if the assumed annual premium payments were paid in installments during a year.  The values would also vary if the policy owner varied the amount or frequency of premium payments.  The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Actual rates of return for a particular policy may be more or less than the hypothetical rates of return.  The actual return on Your policy fund will depend on many factors - some of which are the amounts You allocate to particular investment divisions, the amounts deducted for the policy’s monthly deductions, the portfolio’s fees and expenses, and Your loan and withdrawal history - in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns and the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy funds are available upon request; the cost of insurance and other charges may differ significantly from the values in the hypothetical shown in the tables below.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642 (toll-free)

Fax: (605) 335-3621 or toll-free (877) 841-6709

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 40               MONTHLY RATE OF RETURN: 0%

$400,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $350.00

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	4,313	3,147	0	400,000	2,720	0	400,000
2	8,841	6,154	0	400,000	5,309	0	400,000
3	13,596	9,023	223	400,000	7,815	0	400,000
4	18,589	11,803	3,003	400,000	10,194	1,394	400,000
5	23,832	14,498	5,698	400,000	12,449	3,649	400,000
6	29,336	17,109	8,309	400,000	14,583	5,783	400,000
7	35,116	19,683	12,643	400,000	16,597	9,557	400,000
8	41,184	22,130	16,850	400,000	18,495	13,215	400,000
9	47,556	24,454	20,934	400,000	20,279	16,759	400,000
10	54,247	26,656	24,896	400,000	21,996	20,236	400,000
15	93,066	39,938	39,938	400,000	29,066	29,066	400,000
20	142,610	52,842	52,842	400,000	30,265	30,265	400,000
25	205,842	61,812	61,812	400,000	24,056	24,056	400,000
30	286,544	65,193	65,193	400,000	1,847	1,847	400,000
35	389,543	61,194	61,194	400,000	0	0	0
40	520,998	43,213	43,213	400,000	0	0	0
45	688,771	0	0	0	0	0	0
50	902,897	0	0	0	0	0	0
55	1,176,183	0	0	0	0	0	0
60	1,524,972	0	0	0	0	0	0
65	1,970,125	0	0	0	0	0	0

1.      ASSUMES A $350.00 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 40                  ANNUAL RATE OF RETURN: 6%

$400,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $350.00

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	4,313	3,249	0	400,000	2,808	0	400,000
2	8,841	6,547	0	400,000	5,648	0	400,000
3	13,596	9,896	1,096	400,000	8,570	0	400,000
4	18,589	13,348	4,548	400,000	11,531	2,731	400,000
5	23,832	16,909	8,109	400,000	14,534	5,734	400,000
6	29,336	20,585	11,785	400,000	17,583	8,783	400,000
7	35,116	24,428	17,388	400,000	20,680	13,640	400,000
8	41,184	28,354	23,074	400,000	23,831	18,551	400,000
9	47,556	32,368	28,848	400,000	27,039	23,519	400,000
10	54,247	36,477	34,717	400,000	30,353	28,593	400,000
15	93,066	63,985	63,985	400,000	48,861	48,861	400,000
20	142,610	100,043	100,043	400,000	67,180	67,180	400,000
25	205,842	143,965	143,965	400,000	84,795	84,795	400,000
30	286,544	197,862	197,862	400,000	94,346	94,346	400,000
35	389,543	266,270	266,270	400,000	85,336	85,336	400,000
40	520,998	356,394	356,394	400,000	25,401	25,401	400,000
45	688,771	478,730	478,730	502,667	0	0	0
50	902,897	632,136	632,136	663,743	0	0	0
55	1,176,183	828,079	828,079	836,361	0	0	0
60	1,524,972	1,092,289	1,092,289	1,092,289	0	0	0
65	1,970,125	1,410,075	1,410,075	1,410,075	0	0	0

1.      ASSUMES A $350.00 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Premier Variable Universal Life III
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 40                ANNUAL RATE OF RETURN: 12%

$400,000 INITIAL FACE AMOUNT                         ASSUMED MONTHLY PREMIUM (1): $350.00

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	4,313	3,349	0	400,000	2,895	0	400,000
2	8,841	6,948	0	400,000	5,995	0	400,000
3	13,596	10,823	2,023	400,000	9,373	573	400,000
4	18,589	15,055	6,255	400,000	13,009	4,209	400,000
5	23,832	19,682	10,882	400,000	16,933	8,133	400,000
6	29,336	24,747	15,947	400,000	21,178	12,378	400,000
7	35,116	30,344	23,304	400,000	25,779	18,739	400,000
8	41,184	36,436	31,156	400,000	30,778	25,498	400,000
9	47,556	43,078	39,558	400,000	36,218	32,698	400,000
10	54,247	50,332	48,572	400,000	42,197	40,437	400,000
15	93,066	105,825	105,825	400,000	83,909	83,909	400,000
20	142,610	201,968	201,968	400,000	150,743	150,743	400,000
25	205,842	366,585	366,585	447,235	265,564	265,564	400,000
30	286,544	646,551	646,551	750,000	466,645	466,645	541,309
35	389,543	1,120,652	1,120,652	1,199,098	806,223	806,223	862,659
40	520,998	1,925,863	1,925,863	2,022,157	1,379,674	1,379,674	1,448,658
45	688,771	3,278,936	3,278,936	3,442,884	2,319,780	2,319,780	2,435,769
50	902,897	5,530,943	5,530,943	5,807,491	3,820,090	3,820,090	4,011,095
55	1,176,183	9,319,676	9,319,676	9,412,873	6,302,120	6,302,120	6,365,142
60	1,524,972	15,901,798	15,901,798	15,901,798	10,760,430	10,760,430	10,760,430
65	1,970,125	27,086,442	27,086,442	27,086,442	18,328,856	18,328,856	18,328,856

1.      ASSUMES A $350.00 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.      ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Administrative Office means where You can write to Us to make requests.  The address is:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

You may also call Us at Our Administrative Office toll-free at (800) 272-1642.  To send Us requests by fax (facsimile), You should use the following fax numbers: (605) 373-8557 or (877) 841-6709 (toll-free).

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy’s death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally

3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earlier.

Funds means the investment companies, commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured’s life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any applicable service charge.  Note:  The first monthly deduction is also taken from the initial premium.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued, but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Rider Date means the date the rider takes effect.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term “specified amount” used in Your policy has the same meaning as the term “face amount” used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(800) 272-1642

Information about the Separate Account can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Separate Account are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC  20549-0102.

SEC File No.   811-05271

STATEMENT OF ADDITIONAL INFORMATION FOR THE

PREMIER VARIABLE UNIVERSAL LIFE III

Flexible Premium Variable Universal Life Policy

Issued By:

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(through the Midland National Life Separate Account A)

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Premier Variable Universal Life III (“policy”) issued by Midland National Life Insurance Company.  You may obtain a free copy of the prospectus dated May 1, 2016, by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(605) 373-2207 (telephone)

 (800) 272-1642 (toll-free telephone)

(877) 841-6709 (toll-free facsimile)

Terms used in this SAI have the same meanings as in the current prospectus for the policy.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 58 Portfolios currently available in the policy.

Dated May 1, 2016

The policy

policyowner

death benefit

payment options

premium limitations

about us

midland national life insurance company

our separate account a

our reports to policyowners

dividends

distribution of the policies

regulation

discount for employees of sammons enterprises, inc.

legal matters

financial matters

additional information

illustrations

Financial Statements

The policy

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s).  We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties.  We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

policyowner

The policyowner is the Insured unless another individual has been named in the application.  As policyowner, You are entitled to exercise all rights under Your policy while the Insured is alive. Without any beneficiary consent You can:

1.      Transfer ownership of Your policy by absolute assignment;

2.      Designate, change or revoke a contingent owner; or

3.      Change any revocable beneficiary during the Insured’s lifetime.

With each irrevocable beneficiary’s consent, You may:

  Change the irrevocable beneficiary during the insured’s lifetime;
  Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
  Agree with Us to any change or amendment of Your policy.

If You die while the Insured is alive, the contingent owner, if any, will become the owner.  If there is no contingent owner, ownership will pass to Your estate.

death benefit

As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the Insured dies.  Federal tax law may require a greater death benefit than the one provided for in Your policy.

Your policy allows a choice between two death benefit qualification tests – the Cash Value Accumulation Test and the Guideline Premium Test.  Both of these tests are ones defined under Section 7702 of the Internal Revenue Code.

If you do not want limits (subject to Company minimums and maximum and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the Cash Value Accumulation Test is usually the better choice.

The Guideline Premium Test will usually result in a lower minimum death benefit than the Cash Value Accumulation Test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.

Under both the Cash Value Accumulation Test and the Guideline Premium Test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a corridor percentage.  The corridor percentages do vary depending on the test that you choose.

For the Guideline Premium Test, the corridor percentage varies by the policy age of the insured(s) at the start of the policy year and declines as the insured person gets older.

The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the corridor percentage for his or her age. For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

For the Cash Value Accumulation Test, the corridor percentage varies by the policy age, sex and Premium Class of the Insured.  The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age.  For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

Table of Corridor Percentages

Based on Policy Fund

If the Insured Person’s Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund	If the Insured Person’s Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund
0-40	250%	60	130%
41	243%	61	128%
42	236%	62	126%
43	229%	63	124%
44	222%	64	122%
45	215%	65	120%
46	209%	66	119%
47	203%	67	118%
48	197%	68	117%
49	191%	69	116%
50	185%	70	115%
51	178%	71	113%
52	171%	72	111%
53	164%	73	109%
54	157%	74	107%
55	150%	75-90	105%
56	146%	91	104%
57	142%	92	103%
58	138%	93	102%
59	134%	94	101%
		95-99	100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

Example – Assuming Guideline Premium Test

For example, assume the Insured person is 55 years old and the face amount is $100,000. The “corridor percentage” at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Table of Corridor Percentages Cash Value Accumulation Test

Male

Based on Policy Fund

If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund	If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund
0	1547.8%	51	272.2%
1	1503.6%	52	263.7%
2	1455.4%	53	255.4%
3	1406.2%	54	247.6%
4	1356.2%	55	240.1%
5	1307.9%	56	232.9%
6	1261.2%	57	226.1%
7	1216.0%	58	219.5%
8	1172.4%	59	213.2%
9	1130.1%	60	207.2%
10	1089.3%	61	201.4%
11	1049.8%	62	195.9%
12	1011.7%	63	190.7%
13	975.9%	64	185.7%
14	941.3%	65	181.0%
15	908.7%	66	176.5%
16	878.8%	67	172.2%
17	850.4%	68	168.0%
18	822.8%	69	164.1%
19	796.6%	70	160.2%
20	771.0%	71	156.5%
21	746.1%	72	153.0%
22	721.7%	73	149.7%
23	698.6%	74	146.5%
24	676.0%	75	143.5%
25	654.0%	76	140.6%
26	632.5%	77	137.9%
27	612.0%	78	135.3%
28	592.1%	79	132.9%
29	572.6%	80	130.6%
30	553.7%	81	128.5%
31	535.2%	82	126.5%
32	517.0%	83	124.6%
33	499.6%	84	122.8%
34	482.6%	85	121.2%
35	466.1%	86	119.7%
36	450.1%	87	118.3%
37	434.8%	88	117.0%
38	420.1%	89	115.9%
39	405.7%	90	114.8%
40	392.0%	91	113.9%
41	378.7%	92	113.0%
42	366.0%	93	112.2%
43	353.8%	94	111.4%
44	342.2%	95	110.8%
45	331.0%	96	110.1%
46	320.2%	97	109.5%
47	309.9%	98	108.9%
48	300.0%	99+	108.4%
49	290.4%
50	281.1%

Example – Assuming Cash Value Accumulation Test

Assume the insured person is 55 years old, male standard non- tobacco and the face amount is $100,000. The “corridor percentage” for the Cash Value Accumulation Test at that age is 240.1%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $41,649.31, the corridor percentage applies and the death benefit will be greater than $100,000 (since 240.1% of $41,649.31 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 240.1%. So if the policy fund were $70,000, then the death benefit would be $168,070.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $71,377.59, then the death benefit would be $171,377.59. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $71,377.59, the death benefit would increase by $2.40 (at that age).

payment options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

premium limitations

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes.  We will not accept a premium that would cause this limit to be exceeded.  If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

about us

midland national life insurance company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company”. We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises, Inc. has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition:  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of Our General Account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments.  It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on Our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if Our General Account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide collateral necessary to finance Our business operations.

We encourage both existing and prospective policyowners to read and understand our financial statements, which are included in this Statement of Additional Information (“SAI”).

our separate account a

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions of Our Separate Account at any one time.

our reports to policyowners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

•         the current death benefit for Your policy,

•         Your policy fund,

•         information about investment divisions,

•         the cash surrender value of Your policy,

•         the amount of Your outstanding policy loans,

•         the amount of any interest that You owe on the loan, and

•         information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

dividends

We do not pay any dividends on these policies.

distribution of the policies

 The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Financial Network, LLC (“Sammons Financial Network”) serves as principal underwriter for the contracts.  Sammons Financial Network is a Delaware limited liability company and its principal office is located at 4546 Corporate Drive, Suite 100, West Des Moines, IA 50266.  Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  Sammons Financial Network enters into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.  Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.

Sammons Financial Network and Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

Fiscal year	Aggregate Amount of Commissions Paid to Underwriter[1]	Aggregate Amount of Commissions Retained by Underwriter[1]
2013[2]	$1,319,001	$15,002
2014[3]	$825,754.49	$8,238.09
2015[4]	$541,730.06	$10,089.65

1May include total sales compensation paid to registered persons of the underwriter and an underwriting fee of 1.25% for first-year commissions paid to the underwriter for all of Midland National’s variable universal life insurance policies under Separate Account A.

2Paid to Sammons Securities Company, principal underwriter for Separate Account A, for 2013.

3Paid to Sammons Securities Company and Sammons Financial Network, principal underwriters for Separate Account A, for 2014. Sammons Financial Network became the principal underwriter on July 1, 2014.

4Paid to Sammons Financial Network, principal underwriter for Separate Account A, for 2015.

Sammons Financial Network passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies.  However, under the distribution agreement with Sammons Financial Network, We pay the following sales expenses:

•         sales representative training allowances,

•         deferred compensation and insurance benefits,

•         advertising expenses, and

•         all other expenses of distributing the policies.

We and/or Sammons Financial Network may pay certain selling firms additional amounts for

•         “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

•         sales promotions relating to the policies;

•         costs associated with sales conferences and educational seminars for their sales representatives; and

•         other sales expenses incurred by them.

We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.

regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

discount for employees of sammons enterprises, inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee’s policy during the first year. All other policy provisions will apply.

legal matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

financial matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is 699 Walnut Street, Suite 1300, Des Moines, IA 50309. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

additional information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC.  The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC’s main office in Washington, DC. You will have to pay a fee for the material.

illustrations

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds’ historical investment returns.  These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the percent of fund value charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge.  The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

Financial Statements

The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies.  They should not be considered as bearing upon the safety or investment performance of the assets held in the Separate Account.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 and 2013

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)

---------------------------------------------------------------------------------------------------

Report of Independent Auditors                                                                    1

Midland National Life Insurance Company and Subsidiaries
   Consolidated Financial Statements

     Consolidated Balance Sheets as of December 31, 2014 and 2013                                 3

     Consolidated Statements of Income for the years ended
       December 31, 2014, 2013, and 2012                                                          4

     Consolidated Statements of Comprehensive Income for the years ended
       December 31, 2014, 2013, and 2012                                                          5

     Consolidated Statements of Stockholder's Equity for the years ended
       December 31, 2014, 2013, and 2012                                                          6

     Consolidated Statements of Cash Flows for the years ended
       December 31, 2014, 2013, and 2012                                                          7

     Notes to Consolidated Financial Statements                                                   9

                          Independent Auditor's Report

To the Board of Directors and Shareholder of Midland National Life Insurance
Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Midland
National Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income, of comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Midland National
Life Insurance Company and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ Pricewaterhousecoopers LLP

March 27, 2015

PricewaterhouseCoopersLLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309
T: (515) 246 3800, F: (515) 246 3811, www.pwc.com/us

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2014 and 2013
(Amounts in Thousands, except share amounts)
-----------------------------------------------------------------------------------------------------------------

                                                                                 2014                2013
                                                                           ------------------  ------------------
ASSETS
Investments
    Fixed maturities, available-for-sale, at fair value                        $  35,004,141       $  31,918,396
    Equity securities, available-for-sale, at fair value                             629,968             458,537
    Mortgage loans                                                                 2,946,469           1,947,951
    Policy loans                                                                     362,181             354,022
    Short-term investments                                                           681,352             153,647
    Derivative instruments                                                           607,805             619,286
    Other invested assets                                                            977,601             848,632
                                                                           ------------------  ------------------
       Total investments                                                          41,209,517          36,300,471

Cash                                                                                 369,820             480,054
Accrued investment income                                                            298,459             287,076
Deferred policy acquisition costs                                                  1,566,861           1,481,675
Deferred sales inducements                                                           460,588             451,876
Present value of future profits of acquired businesses                                14,907              14,459
Other receivables, other assets and property, plant and equipment                    346,951             245,514
Reinsurance receivables                                                            1,849,174           1,793,130
Separate account assets                                                            1,279,865           1,126,513
                                                                           ------------------  ------------------
       Total assets                                                            $  47,396,142       $  42,180,768
                                                                           ==================  ==================

LIABILITIES
Policyholder account balances                                                  $  33,608,754       $  31,227,329
Policy benefit reserves                                                            1,496,443           1,293,352
Policy claims and benefits payable                                                   222,690             155,760
Notes payable                                                                        383,440             142,000
Repurchase agreements, other borrowings and collateral on
    derivative instruments                                                         4,049,716           3,467,680
Derivative instruments                                                                 2,485              14,488
Deferred income tax                                                                  896,685             471,794
Other liabilities                                                                    886,604             788,447
Separate account liabilities                                                       1,279,865           1,126,513
                                                                           ------------------  ------------------
       Total liabilities                                                          42,826,682          38,687,363
                                                                           ------------------  ------------------

STOCKHOLDER'S EQUITY
Common stock, $1 par value, 1,000 shares authorized,
  issued and outstanding                                                               2,549               2,549
Additional paid-in capital                                                           476,573             449,179
Retained earnings                                                                  2,737,239           2,512,128
Accumulated other comprehensive income                                             1,351,554             529,549
                                                                           ------------------  ------------------
    Total Midland National Life stockholder's equity                               4,567,915           3,493,405
Noncontrolling interest                                                                1,545                   -
                                                                           ------------------  ------------------
       Total stockholder's equity                                                  4,569,460           3,493,405
                                                                           ------------------  ------------------
          Total liabilities and stockholder's equity                           $  47,396,142       $  42,180,768
                                                                           ==================  ==================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 and 2012
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------

                                                                      2014                2013                2012
                                                                 ---------------  ------------------  ------------------

REVENUES
Premiums                                                           $    232,994        $    221,462        $    201,993
Charges on interest sensitive and investment-type products              423,206             394,221             379,115
Net investment income                                                 1,725,708           1,627,179           1,347,485
Net gains on derivatives and derivative instruments                     343,313             333,118              35,472
Net realized investment gains                                           237,092             134,180              51,437

Other-than-temporary impairment losses                                  (53,031)            (21,132)            (19,319)
Non-credit portion in other comprehensive income                              -                   -               3,860
                                                                 ---------------  ------------------  ------------------
Net impairment loss recognized in earnings                              (53,031)            (21,132)            (15,459)

Other income                                                             18,722              17,939              26,905
                                                                 ---------------  ------------------  ------------------
       Total revenue                                                  2,928,004           2,706,967           2,026,948
                                                                 ---------------  ------------------  ------------------

BENEFITS AND EXPENSES
Interest credited to policyholder account balances                    1,205,610           1,047,995             745,291
Benefits incurred                                                       519,672             423,172             349,217
Amortization of deferred sales inducements                               48,093              82,837              78,923
                                                                 ---------------  ------------------  ------------------
       Total benefits                                                 1,773,375           1,554,004           1,173,431

Operating and other expenses (net of commissions and other
    expenses deferred)                                                  206,285             220,856             175,625
Amortization of deferred policy acquisition costs and
    present value of future profits of acquired businesses               75,700             189,200             202,443
                                                                 ---------------  ------------------  ------------------
    Total benefits and expenses                                       2,055,360           1,964,060           1,551,499
                                                                 ---------------  ------------------  ------------------

    Income before income taxes                                          872,644             742,907             475,449

Income tax provision                                                    281,049             232,489             137,509
                                                                 ---------------  ------------------  ------------------
       Net income                                                       591,595             510,418             337,940
                                                                 ---------------  ------------------  ------------------

       Plus: Net loss attributable to noncontrolling interests            2,768                   -                   -
                                                                 ---------------  ------------------  ------------------

Net income attributable to Midland National Life                      $ 594,363           $ 510,418           $ 337,940
                                                                 ===============  ==================  ==================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 and 2012
(Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  2014               2013                2012
                                                                            -----------------  ------------------  -----------------

    Net income                                                                  $    591,595        $    510,418       $    337,940
                                                                            -----------------  ------------------  -----------------
    Other comprehensive income (loss):
       Net unrealized gain (loss) on available-for-sale
          investments, non-credit portion of OTTI, and certain
          interest rate swaps                                                        818,529            (952,559)           698,594
       Change in pension liability                                                     8,679               5,166                505
       Change in post-retirement liability                                            (5,203)             10,491              1,589
                                                                            -----------------  ------------------  -----------------
              Total other comprehensive income (loss)                                822,005            (936,902)           700,688
                                                                            -----------------  ------------------  -----------------
    Comprehensive income (loss)                                                    1,413,600            (426,484)         1,038,628
    Plus: Comprehensive loss attributable to noncontrolling interest                   2,768                   -                  -
                                                                            -----------------  ------------------  -----------------
       Comprehensive income (loss) attributable to Midland National Life         $ 1,416,368          $ (426,484)       $ 1,038,628
                                                                            =================  ==================  =================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 and 2012
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                           Midland National Life Insurance Co. Stockholder's Equity
                                                          ---------------------------------------------------------

                                                                              Additional
                                                             Common             Paid-in            Retained
                                                              Stock             Capital            Earnings
                                                          --------------    ----------------    ----------------
Balance, December 31, 2011                                      $ 2,549           $ 378,092         $ 1,861,734
Total comprehensive income                                            -                   -             337,940
Capital contribution                                                  -              10,507                   -
Employee stock ownership plan                                         -              18,680                   -
Dividends paid on common stock                                        -                   -             (75,523)
                                                          --------------    ----------------    ----------------
Balance, December 31, 2012                                        2,549             407,279           2,124,151
Total comprehensive income (loss)                                     -                   -             510,418
Capital contribution                                                  -              21,830                   -
Employee stock ownership plan                                         -              20,070                   -
Dividends paid on common stock                                        -                   -            (122,441)
                                                          --------------    ----------------    ----------------
Balance, December 31, 2013                                        2,549             449,179           2,512,128
Total comprehensive income (loss)                                     -                   -             594,363
Capital contribution                                                  -               6,005                   -
Employee stock ownership plan                                         -              21,389                   -
Equity transaction with noncontrolling interest                       -                   -                   -
Dividends paid on common stock                                        -                   -            (369,252)
                                                          --------------    ----------------    ----------------
Balance, December 31, 2014                                      $ 2,549           $ 476,573         $ 2,737,239
                                                          ==============    ================    ================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 and 2012 (continued)
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                 Midland National Life Insurance Co. Stockholder's Equity
                                                          -------------------------------------------------------------------
                                                              Accumulated
                                                                 Other                   Non-                    Total
                                                             Comprehensive            Controlling            Stockholder's
                                                                 Income                Interest                 Equity
                                                          ---------------------    ------------------     --------------------
Balance, December 31, 2011                                           $ 765,763                   $ -              $ 3,008,138
Total comprehensive income                                             700,688                     -                1,038,628
Capital contribution                                                         -                     -                   10,507
Employee stock ownership plan                                                -                     -                   18,680
Dividends paid on common stock                                               -                     -                  (75,523)
                                                          ---------------------    ------------------     --------------------
Balance, December 31, 2012                                           1,466,451                     -                4,000,430
Total comprehensive income (loss)                                     (936,902)                    -                 (426,484)
Capital contribution                                                         -                     -                   21,830
Employee stock ownership plan                                                -                     -                   20,070
Dividends paid on common stock                                               -                     -                 (122,441)
                                                          ---------------------    ------------------     --------------------
Balance, December 31, 2013                                             529,549                     -                3,493,405
Total comprehensive income (loss)                                      822,005                     -                1,416,368
Capital contribution                                                         -                     -                    6,005
Employee stock ownership plan                                                -                     -                   21,389
Equity transaction with noncontrolling interest                              -                 1,545                    1,545
Dividends paid on common stock                                               -                     -                 (369,252)
                                                          ---------------------    ------------------     --------------------
Balance, December 31, 2014                                         $ 1,351,554               $ 1,545              $ 4,569,460
                                                          =====================    ==================     ====================

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES (a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2014, 2013, and 2011
(Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                      2014               2013                2012
                                                                -----------------  -----------------   -----------------

OPERATING ACTIVITIES
Net income                                                          $    591,595       $    510,418        $    337,940
Adjustments to reconcile net income to net cash
    provided by operating activities
    Amortization of deferred policy acquisition costs,
        deferred sales inducements and present value
        of future profits of acquired businesses                         123,793            272,037             281,366
    Net amortization of premiums and discounts
        on investments                                                  (145,652)          (150,893)           (129,810)
    Amortization of index options                                        199,025            159,644             246,893
    Employee stock ownership plan                                         21,389             20,070              18,680
    Policy acquisition costs deferred                                   (279,766)          (295,664)           (268,516)
    Sales inducements deferred                                          (115,144)          (111,657)            (88,791)
    Net realized investment (gains) and net
        impairment losses recognized in earnings                        (184,061)          (113,048)            (35,978)
    Net (gains) losses on derivatives and derivative
        instruments                                                     (343,313)          (333,118)            (35,472)
    Provision (benefit) for deferred income taxes                        (17,727)           199,847              86,702
    Net interest credited and product charges on
        interest sensitive and investment-type products                1,202,534            987,532             610,673
    Changes in other assets and liabilities
       Net receivables                                                   (99,442)          (145,935)            (34,884)
       Net payables                                                       77,252             61,883               8,793
       Policy benefits and reserves                                      281,392            311,366              84,030
       Other, net                                                       (144,591)           (45,794)            (70,485)
                                                                -----------------  -----------------   -----------------
        Net cash provided by operating activities                    $ 1,167,284        $ 1,326,688         $ 1,011,141
                                                                -----------------  -----------------   -----------------

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
    Fixed maturities                                               $   5,975,089      $   4,649,637       $   4,592,800
    Equity securities                                                      8,194             50,228             121,001
    Mortgage loans                                                       219,765             29,890              78,968
    Other invested assets                                                 57,586            123,768             210,817
Cost of investments acquired
    Fixed maturities                                                  (7,293,375)        (7,836,402)         (6,166,191)
    Equity securities                                                   (156,526)          (114,302)            (86,211)
    Mortgage loans                                                    (1,217,892)          (870,861)           (698,344)
    Derivative instruments                                               (89,611)            56,462            (156,031)
    Other invested assets                                                (32,117)           (62,839)            (26,807)
Net change in policy loans                                                (8,159)            (4,618)             (8,673)
Net change in short-term investments                                    (527,705)           452,858            (315,435)
Net change in collateral on derivatives                                  (34,382)           157,147              55,105
Net change in amounts due to/from brokers                                 25,277             64,908              29,793
                                                                -----------------  -----------------   -----------------
    Net cash used in investing activities                             (3,073,856)        (3,304,124)         (2,369,208)
                                                                -----------------  -----------------   -----------------

FINANCING ACTIVITIES
Receipts from universal life and investment products                   3,370,222          3,817,909           3,315,548
Benefits paid on universal life and investment products               (2,072,809)        (1,938,507)         (2,186,141)
Net change in repurchase agreements and other borrowings                 616,419            355,954             299,068
Issuance of notes payable                                                241,440            142,000                   -
Capital contributions received                                             6,005             21,830              10,507
Capital contributions received from noncontrolling interest                4,313                  -                   -
Dividends paid on common stock                                          (369,252)          (112,699)            (75,523)
                                                                -----------------  -----------------   -----------------
    Net cash provided by financing activities                          1,796,338          2,286,487           1,363,459
                                                                -----------------  -----------------   -----------------

Net change in cash                                                      (110,234)           309,051               5,392

Cash at beginning of year                                                480,054            171,003             165,611
                                                                -----------------  -----------------   -----------------

Cash at end of year                                                 $    369,820       $    480,054        $    171,003
                                                                =================  =================   =================

SUPPLEMENTAL INFORMATION
    Cash paid during the year for
    Income taxes                                                    $    147,000        $    27,741         $    29,987
    Interest on other borrowings                                           5,245              4,278               2,002

    Non-cash investing and financing activities:
    Dividends paid by transfer of securities                           $       -        $     9,742           $       -

The accompanying notes are an integral part of the consolidated financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)
--------------------------------------------------------------------------------

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization

        Midland National Life Insurance Company and Subsidiaries ("Midland
        National" or the "Company") is a wholly owned subsidiary of Sammons
        Financial Group, Inc. ("SFG"). SFG is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland National is
        comprised of three wholly owned subsidiaries. MNL Reinsurance Company
        ("MNL Re") and Solberg Reinsurance Company ("Solberg Re") are captive reinsurance companies domiciled in Iowa. Midland National Services
        Corporation, LLC ("MNSC") is a Delaware Limited Liability Company
        created as a wholly owned subsidiary of Midland National to hold agreed amounts for payment of facility fees and other amounts due under a credit facility agreement that governs a letter of credit arrangement between several SFG entities and a large commercial bank. Midland
        National offers individual life and annuity products in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for Life and Health Insurance
        ("North American").

        Basis of presentation

        The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of
        America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiaries and all entities for which it holds a controlling financial interest. Intercompany transactions have been eliminated in consolidation.

        The Company has a financial interest in several entities where it is required to determine whether the entity should be consolidated in the
        Company's financial statements. For each financial interest, the Company performs an analysis to determine whether it has a controlling financial interest in an entity by first evaluating whether the entity is a voting interest entity or a variable interest entity ("VIE"). The analysis requires the evaluation of several characteristics, including the determination of whether an entity has sufficient equity at risk to allow it to adequately finance its activities, the determination of whether the party with the power to direct the activities of the entity has equity investment at risk in the entity, and whether the equity investment at risk lacks the obligation to absorb expected losses or the right to receive expected residual returns.

        Voting interest entities are entities in which the total equity investment at risk is sufficient to enable the entity to finance its activities independently and the equity holders have the obligation to absorb losses, the right to receive residual returns, and the right to make decisions about the entity's activities. The usual condition for a controlling financial interest in an entity is ownership of a majority voting interest. Accordingly, the Company consolidates voting interest entities in which it has a majority voting interest.

        If an entity is determined to be a VIE, the next step is the identification of the primary beneficiary of the VIE. An enterprise is deemed to be the primary beneficiary of a VIE if it has both (i) the power to direct the activities of the entity that most significantly impact the VIE's economic success and (ii) has the obligation to absorb losses or receive benefits that could potentially be significant to the
        VIE, or both. The Company determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: (i) the VIE's purpose and design, including the risks the VIE was designed to create and pass through to its variable interest holders, (ii) the VIE's capital structure, (iii) the terms between the
        VIE and its variable interest holders and other parties involved with the VIE, (iv) which variable interest holders have the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, (v) which variable interest holders have the obligation to absorb losses or the right to receive benefits from the
        VIE that could potentially be significant to the VIE and (vi) related party relationships. The party that is the primary beneficiary consolidates the financial results of the VIE. The Company will continue to assess its investments on an ongoing basis as circumstances may change whereby an entity could be determined to be a VIE. The Company could become a primary beneficiary in such a VIE, or an entity's characteristics could change whereby it is no longer a VIE. All of these situations could potentially have a corresponding impact on the
        Company's consolidated financial statements. When the Company does not have a controlling financial interest in an entity but exerts significant influence over the entity's operating and financial policies
        (generally defined as owning a voting interest of 20% to 50%) and has an investment in common stock or in-substance common stock, the Company primarily accounts for its investment using the equity method of accounting. For certain limited partnerships, the threshold for the equity method of accounting is 5%.

        See Note 7 for further discussion related to the Company's involvement with VIEs.

        Use of estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairment of securities, income taxes, deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), present value of future profits of acquired businesses ("PVFP"), reinsurance receivables and policy benefit reserves for traditional life insurance policies.

        Interest rate risk

        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. The Company manages its interest rate risk by monitoring its asset and liability durations within a predetermined range. It will mitigate this risk by rebalancing assets when it approaches the boundaries of the pre-determined range. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Liquidity risk

        Market conditions for fixed income securities could be such that illiquidity in the markets could make it difficult for the Company to sell certain securities and generate cash to meet policyholder obligations. Management believes it has adequate liquidity in its investment portfolio and other sources of funds to meet any future policyholder obligations.

        Counterparty risk

        The Company enters into derivative and repurchase agreements with various financial institution counterparties. The Company is at risk that any particular counterparty will fail to fulfill its obligations under outstanding agreements. The Company generally limits this risk by selecting counterparties with long-standing performance records and with credit ratings of "A" or above. The amount of exposure to each counterparty is essentially the net replacement cost or fair value for such agreements with each counterparty, as well as any interest due the
        Company from the last interest payment period less any collateral posted by the counterparty.

        Fair value of financial assets, financial liabilities, and financial instruments

        The Company can elect an option to record at fair value certain financial assets and financial liabilities. The election is irrevocable and is made contract by contract. The Company has elected to utilize the fair value option for certain fixed maturities designated as hybrid instruments.

        Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented in Note 3 may not represent the underlying value to the Company.

        The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:

        Available-for-sale securities

        Fair value for fixed maturity and equity securities is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available. For securities not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. When values are not available from pricing services or broker quotes, such as private placements including corporate securities, asset-backed securities, commercial mortgage-backed and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

        Mortgage loans

        Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each mortgage modeled is assigned a spread corresponding to its risk profile for valuation purposes. For fair value reporting purposes, these spreads are adjusted for current market conditions. Fair value is also adjusted by internally generated illiquidity and default factors.

        Short-term investments

        The carrying amounts for short-term investments, which primarily consist of money market funds, direct reverse repurchase agreements and fixed income securities acquired with less than one year to maturity, approximate fair value due to their short-term nature.

        Derivative instruments

        Fair value for options is based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, credit default swaps, interest rate floors, interest rate caps, foreign currency forwards and other derivatives is based on exchange prices, broker quoted prices or fair values provided by the counterparties.

        Other invested assets

        Other invested assets consist primarily of limited partnerships and certain investments held by VIE's in situations where the Company has been determined to be the primary beneficiary. The Company measures the fair value of limited partnerships on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement guidance issued by the Financial
        Accounting Standards Board ("FASB") for investment companies as of the reporting entity's measurement date. Investments held by consolidated
        VIE's are reported at the values of the unaudited financial statements provided by the manager of each applicable VIE.

        Reinsurance receivables - embedded derivatives from reinsurance ceded

        Fair value for embedded derivatives related to coinsurance with funds withheld treaties for indexed annuities is determined based on fair values of the financial instruments in the funds withheld portfolios and on models the Company has developed to estimate the fair values of the liabilities ceded.

        Fair value for the embedded derivative related to a modified coinsurance treaty for multi-year guaranteed annuities is based on the difference between the fair value and the cost basis of the financial instruments applicable to the Company's funds withheld reinsurance agreements.

        Separate account assets

        Separate account assets are reported at fair value in the consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

        Policyholder account balances

        Fair value for the Company's liabilities for investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
        The reported value of the Company's investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and an additional provision for adverse deviation.

        Notes payable

        Fair value for the SFG notes payable issued by the Company on December
        30, 2014, is equal to its issue price (par value) due to the issue date's proximity to December 31, 2014. The fair value of the Company's other notes payable is derived from a discounted cash flow model using current market rates applicable to the yield, credit quality and maturity of the notes.

        Repurchase agreements, other borrowings and collateral on derivative instruments

        The fair value of the Company's repurchase agreements is tied to the fair value of the underlying collateral securities. The fair value of other borrowings which consists of borrowings from the Federal Home Loan
        Bank of Des Moines ("FHLB"), approximates its reported value due to its short maturity. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of money market funds.

        Investments and investment income

        Available-for-sale securities

        The Company is required to classify its fixed maturity investments
        (bonds and redeemable preferred stocks) and equity securities (common and non-redeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the consolidated balance sheets. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at fair value with the unrealized holding gains (losses) and non-credit related impairment losses included as a component of other comprehensive income
        (loss) ("OCI") in the consolidated statements of comprehensive income.
        OCI is reported net of related adjustments to intangibles, deferred income taxes, and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses).

        For collateralized mortgage obligations ("CMOs") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security.
        This adjustment is included in net investment income. Included in this category is approximately $171,193 and $187,438 of mortgage-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2014 and 2013, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. At December 31, 2014 and
        2013, 94% and 79%, respectively of the Company's securities with sub-prime exposure were rated as investment grade.

        Mortgage loans

        Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company's lending policies allow for primarily first-lien mortgages that generally do not exceed
        75% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should the Company be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

        Policy loans

        Policy loans are carried at unpaid principal balances.

        Short-term investments

        Short-term investments primarily include fixed income securities, stated
        at amortized cost, acquired with less than one year to maturity, direct reverse repurchase agreements and money market funds.

        Derivative instruments

        Derivative instruments consist of options, futures, interest rate floors, interest rate caps, foreign currency forwards, interest rate swaps and credit default swaps. Options, interest rate floors, interest rate caps, foreign currency forwards, interest rate swaps and credit default swaps are reported at fair value. Futures are reported at the cash balances held in counterparty variation margin accounts, which amount equals fair value.

        Other invested assets

        Other invested assets are primarily comprised of limited partnerships and certain investments held by VIE's in situations where the Company has been determined to be the primary beneficiary. Limited partnerships are recorded on the cost or equity method of accounting depending on the respective ownership percentage, ability to control or election to apply fair value accounting. In most cases, the carrying amounts represent the
        Company's share of the entity's underlying equity reported in its balance sheet. In situations where the Company has an ownership of less than 5%, the limited partnership is carried at cost. These investments are reviewed for impairment on a periodic basis. The aggregate carrying value of investments recorded on the cost method was $8,498 and $15,495 as of December 31, 2014 and 2013, respectively. Investments held by consolidated VIE's, which typically consist of equity investments, are reported at the values provided by the managers of each VIE.

        Other-than-temporary impairment losses

        The Company reviews its investments to determine if declines in value are other-than-temporary. If the fair value of a fixed maturity security is less than its amortized cost basis at the balance sheet date, the
        Company must assess whether the impairment is other-than-temporary. For fixed income securities, the primary factor the Company considers in its assessment of whether a decline in value is other-than-temporary is the issuer's ability to pay the amounts due according to the contractual terms of the investment. Additional factors considered in evaluating whether a decline in value is other-than-temporary are the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.

        When an other-than-temporary impairment ("OTTI") has occurred, the amount of the impairment charged against earnings depends on whether the
        Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into a credit related loss and a non-credit related loss. The credit related loss is measured as the difference between the present value of cash flows expected to be collected from the debt security and the debt security's amortized cost. The amount of the credit related loss is recognized as a charge against earnings. The difference between the unrealized loss on the impaired debt security and the credit related loss charged against earnings is the non-credit related loss that is recognized in accumulated OCI.

        The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company's assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. The Company's assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

        After an other-than-temporary write-down, the new cost basis is the prior amortized cost less the credit loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value. However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the credit related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security.
        Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.

        During 2014, 2013 and 2012, the Company recorded $53,031, $21,132 and
        $15,459, respectively, of realized losses as a result of OTTI. These losses are included in net impairment loss recognized in earnings in the consolidated statements of income.

        Investment income

        Investment income is recorded when earned and includes interest received and accrued, amortization of purchased premium and discounts on securities, proceeds from derivatives and equity earnings from limited partnerships. Net realized investment gains (losses) are determined on the basis of specific identification of the investments. Dividends are recorded on the ex-dividend date.

        Change in Accounting Principle

        In 2014, the Company changed its accounting policy for recognizing certain rebates of investment management fees. Prior to 2014, these rebates were recognized in Net investment income of the Company.
        Beginning in 2014, the rebates will now be recorded at SFG, the
        Company's parent. This change in principle will better reflect net income at the parent company level where the investment decisions that result in the rebates are made. The Company retrospectively adopted this change in accounting principle as of January 1, 2014. The change in accounting principle is being treated as a reduction of net income coupled with a deemed contribution of capital from SFG to the Company in all periods retrospectively presented, therefore, there is no impact to net stockholders equity for the cumulative effect of the adoption as of
        January 1, 2012. The change in principle results in a decrease to net income (net of tax) in the 2013 and 2012 years presented of $12,088 and
        $8,392, respectively. The adoption results in an increase to additional paid-in-capital at 2013 and 2012 of $12,088 and $8,392, respectively.
        The following tables present the effect of the change on financial statement line items for prior periods that were retrospectively adjusted.

                                                                               December 31, 2013
                                               -----------------------------------------------------------------------------
                                                                                Change in
                                               As originally reported       Accounting Principle                As adjusted
                                               ----------------------      -----------------------      --------------------
Assets:
   Total assets                                      $    42,180,768                $          -             $   42,180,768

Liabilities:
   Total liabilities                                      38,687,363                           -                 38,687,363

Stockholder's Equity:
   Additional paid in capital                                404,815                     (44,364)                   449,179
   Retained Earnings                                       2,556,492                      44,364                  2,512,128
                                               ----------------------      ----------------------      ---------------------
   Total SFG stockholder's equity                          3,493,405                           -                  3,493,405

                                               ----------------------      ----------------------      ---------------------
   Total liab and stockholder's equity                  $ 42,180,768                         $ -               $ 42,180,768
                                               ======================      ======================      =====================

Revenues:
   Net investment income                             $     1,645,776              $       18,597             $    1,627,179
                                               ----------------------      ----------------------      ---------------------
   Total revenues                                          2,725,564                      18,597                  2,706,967

Benefits and expenses:
   Total benefits and expenses                             1,964,060                           -                  1,964,060

   Income before income taxes                                761,504                      18,597                    742,907
   Income tax provision                                      238,998                       6,509                    232,489
                                               ----------------------      ----------------------      ---------------------
   Net income                                              $ 522,506                    $ 12,088                  $ 510,418
                                               ======================      ======================      =====================

                                                                               December 31, 2012
                                               -----------------------------------------------------------------------------
                                                                                Change in
                                               As originally reported       Accounting Principle                As adjusted
                                               ----------------------      -----------------------      --------------------
Assets:
   Total assets                                      $    38,959,711                $          -             $   38,959,711

Liabilities:
   Total liabilities                                      34,959,281                           -                 34,959,281

Stockholder's Equity:
   Additional paid in capital                                375,003                     (32,276)                   407,279
   Retained Earnings                                       2,156,427                      32,276                  2,124,151
                                               ----------------------      ----------------------      ---------------------
   Total SFG stockholder's equity                          4,000,430                           -                  4,000,430

                                               ----------------------      ----------------------      ---------------------
   Total liab and stockholder's equity                  $ 38,959,711                         $ -               $ 38,959,711
                                               ======================      ======================      =====================

Revenues:
   Net investment income                             $     1,360,396              $       12,911             $    1,347,485
                                               ----------------------      ----------------------      ---------------------
   Total revenues                                          2,039,859                      12,911                  2,026,948

Benefits and expenses:
   Total benefits and expenses                             1,551,499                           -                  1,551,499

   Income before income taxes                                488,360                      12,911                    475,449
   Income tax provision                                      142,028                       4,519                    137,509
                                               ----------------------      ----------------------      ---------------------
   Net income                                              $ 346,332                     $ 8,392                  $ 337,940
                                               ======================      ======================      =====================

        See Note 4 for further discussion of the Company's investments and investment income.

        Cash

        Cash consists of demand deposits and non-interest bearing deposits held by various commercial and custodial banks. The Company has deposits with certain financial institutions which exceed federally insured limits.
        The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

        Derivatives and derivative instruments

        The Company uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate and credit risks applicable to its investments. To mitigate these risks, the Company enters into interest rate and credit default swap agreements, interest rate floors, interest rate caps, futures contracts and equity indexed call options. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item.
        Effectiveness is evaluated on a retrospective and prospective basis. As of December 31, 2014, the Company had no derivatives that qualify as effective hedges. The Company also uses foreign currency forwards to protect itself against currency fluctuations between trade and settlement dates on foreign financial instruments.

        Derivative instruments are carried at fair value, with changes in derivative fair value related to non-hedge derivatives reflected as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        The Company has certain reinsurance arrangements and fixed maturities containing embedded derivatives due to the incorporation of credit risk exposures that are not clearly and closely related to the
        creditworthiness of the obligor.

        The agreements between the Company and its derivatives counterparties require the posting of collateral when the market value of the derivative instruments exceeds the cost of the instruments. Under guidelines implemented under the Dodd-Frank Wall Street Reform and
        Consumer Protection Act, the Company or its counterparties are required to post initial and variation margin collateral for certain swap derivatives entered into on or after June 10, 2013. Collateral posted by counterparties is reported in the consolidated balance sheets in short-term investments with a corresponding liability reported in repurchase agreements, other borrowings and collateral on derivative instruments. Collateral posted by the Company is reported in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment.

        See Note 5 for further discussion of the Company's derivatives and derivative instruments.

        Accrued investment income

        Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive.

        Deferred policy acquisition costs

        Policy acquisition costs that vary with, and are related to the successful acquisition of new and renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future profits. The costs result directly from and are essential to the contract transaction and would not have been incurred by the Company had the contract transaction not occurred. Such costs include commissions, policy issuance, underwriting and medical inspection fees. For traditional insurance policies, such costs are amortized over the estimated premium paying period of the related policies in proportion to the ratio of the annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and estimated gross profits. Recoverability of DAC is evaluated on an annual basis by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 9 for further discussion of the Company's DAC.

        Deferred sales inducements

        The Company defers certain sales inducement costs. Sales inducements consist of premium bonuses and bonus interest on the Company's life and annuity products. The Company accounts and reports for certain sales inducements whereby capitalized costs are reported separately in the consolidated balance sheets and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the consolidated statements of income in accordance with authoritative guidance.

        See Note 9 for further discussion of the Company's DSI.

        To the extent that unrealized investment gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC and DSI had those gains or losses actually been realized, the adjustments are recorded directly to stockholders'
        equity through OCI as an offset to the unrealized investment gains or losses on available-for-sale securities.

        Present value of future profits of acquired businesses

        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. Based on current conditions and assumptions as to future events, the Company expects to amortize $546, $479, $399, $384, and $406 of the existing PVFP over the next five years. Recoverability of the
        PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 9 for further discussion of the Company's PVFP.

        Retrospective adjustments of DAC, DSI, and PVFP are made periodically upon revision of current or estimates of future gross profits on interest sensitive and investment-type products to be realized from a group of policies.

        Reinsurance receivables

        Liabilities ceded to reinsurance companies and receivables related to obligations due from those reinsurers to the Company are reported as reinsurance receivables. Funds withheld liabilities and embedded derivatives associated with certain annuity coinsurance with funds withheld agreements are also reported as reinsurance receivables in the consolidated balance sheets. The Company uses reinsurance for risk mitigation on life and annuity products and, in certain cases, capital relief. The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated "A" or better by A.M. Best. The Company monitors these ratings on an on-going basis as it is at risk that a reinsurer may be downgraded after an agreement has been entered.

        Separate account assets and liabilities

        The separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The
        Company reports its separate account assets at fair value. The underlying investment risks are assumed by the policyholders. The
        Company records the related liabilities at amounts equal to the fair value of the underlying assets. The Company reflects these assets and liabilities in separate account assets and liabilities in the consolidated balance sheets. The Company reports the fees earned for administrative and policyholder services performed for the separate accounts as a component of other income in the consolidated statements of income.

        Policy claims and benefits payable

        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments are reflected in benefits incurred in the consolidated statements of income.

        Recognition of traditional life insurance revenue and policy benefits

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of DAC.

        Policy benefit reserves for traditional life insurance policies reported in the consolidated balance sheets of $1,496,443 and $1,293,352 at
        December 31, 2014 and 2013, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity and withdrawals that were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged from 6.00% to 9.00% in 2014 and 2013.

        Recognition of revenue and policy benefits for interest sensitive life insurance products and investment contracts ("interest sensitive policies")

        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances.
        Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.

        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the consolidated balance sheets as policyholder account balances of $33,608,754 and
        $31,227,329 at December 31, 2014 and 2013, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest and fixed index credits less withdrawal charges for mortality and policy administrative expenses.
        Interest crediting rates ranged primarily from 0.75% to 6.45% in 2014 and 1.00% to 6.45% in 2013. For certain contracts, these crediting rates extend for periods in excess of one year.

        Repurchase agreements

        As part of its investment strategy, the Company enters into repurchase agreements to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. As of December 31, 2014 and 2013, there were
        $2,677,167 and $2,260,749, respectively, of such agreements outstanding.
        The collateral for these agreements is reported in fixed maturities in the consolidated balance sheets.

        Income taxes

        Prior to 2014, the Company and its eligible subsidiaries filed a consolidated Federal income tax return with SEI and its other eligible subsidiaries. The policy for intercompany allocation of Federal income taxes was that the Company computed the provision for income taxes on a separate return basis as if the Company and its eligible subsidiaries were filing their own consolidated return. The Company made payment to, or received payment from, SEI in the amount it would have paid to, or received from, the Internal Revenue Service ("IRS") had it filed a consolidated tax return with only its own subsidiaries.

        Effective January 1, 2014, SEI elected to be treated as an S Corporation and simultaneously elected to treat certain of its eligible subsidiaries as qualified subchapter S subsidiaries. As a result of these elections
        SFG will be treated as disregarded entity and included in SEI's Federal
        S Corporation income tax return. The Company will file a consolidated
        Federal income tax return with MNL Re and Solberg Re. The intercompany allocation agreement with SEI is no longer applicable effective January
        1, 2014 as a result of the S Corporation election; however, MNL's agreements with MNL Re and Solberg Re remain in effect.

        The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between the financial statement and tax return bases of assets and liabilities, based on enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. The effect of a change in tax laws or rates on deferred tax assets and liabilities is recognized in income in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized.

        If applicable, the Company's liability for income taxes would include a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions. The Company recognizes tax benefits only on tax positions where it is more likely than not to prevail if reviewed by the IRS or another taxing authority.

        Comprehensive income

        Comprehensive income for the Company includes net income and OCI, which includes changes in pension liability and post-retirement liability, net unrealized investment gains (losses) on available-for-sale securities, non-credit portion of OTTI losses, and interest rate swaps accounted for as cash flow hedges (net of related adjustments to intangibles and deferred income taxes).

        Reclassifications

        Certain items in the 2013 financial statements have been reclassified to conform to the 2014 presentation. Current income tax was reclassified from Income taxes liabilities to Other liabilities in the amount of
        $14,380 for 2013.

2.      EFFECTS OF NEW AUTHORITATIVE GUIDANCE

        Recently adopted authoritative guidance

        Offsetting assets and liabilities

        In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about both instruments and transactions eligible for offset in the consolidated balance sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. This guidance became effective January 1, 2014 and was applied retrospectively for all comparative periods presented. Other than the additional disclosure, the adoption of the guidance did not have any impact on the consolidated financial statements.

        See Note 6 for further discussion of the Company's offsetting assets and liabilities.

        Comprehensive income update

        In February 2013, the FASB issued an update to improve the reporting of reclassifications out of accumulated OCI. The update does not change the current requirements for reporting net income or OCI in financial statements. The update requires an entity to report the effect of significant reclassifications out of accumulated OCI on the respective line items in net income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For amounts not required under U.S. GAAP to be reclassified in their entirety in the same reporting period, an entity must cross-reference other disclosures required under U.S. GAAP that provide additional detail about these amounts. This guidance became effective beginning
        January 1, 2014. Other than the additional disclosure, the adoption of the guidance did not have any impact on the consolidated financial statements.

        Income taxes

        In July 2013, the FASB issued guidance regarding the disclosure presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists.
        The guidance states that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, when settlement in that manner is available under the tax law. This guidance became effective beginning January 1, 2014. The adoption of the guidance did not have any impact on the consolidated financial statements.

        Recently issued authoritative guidance

        Consolidation

        In February 2015, the FASB issued an update to the consolidation guidance VIE. The updated guidance changes the evaluation process and criteria in determining whether an identified VIE is required to be consolidated in the Company's consolidated financial statements and disclosures. The new guidance will be effective beginning January 1,
        2017. The Company is currently assessing the impact of the new guidance on its consolidated financial statements.

        Repurchase Agreements

        In June 2014, the FASB issued guidance requiring enhanced disclosures regarding repurchase agreements, repurchase to maturity and securities lending transactions. The additional disclosures required include (1) a disaggregation of the gross obligation by the class of collateral pledged, (2) the remaining maturity of the repurchase agreements, (3) a discussion of potential risks associated with the agreements and collateral pledged. The new guidance is effective for the Company beginning January 1, 2015. Other than additional disclosures, the adoption of this guidance should not have any impact on the consolidated financial statements.

3.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                            December 31, 2014                       December 31, 2013
                                                  --------------------------------------  -----------------------------------
                                                    Carrying             Estimated           Carrying           Estimated
                                                     Value               Fair Value            Value           Fair Value
                                                  ----------------   -------------------  ----------------   ----------------
Financial assets:
    Available-for-sale:
    Fixed maturities                               $   35,004,141        $   35,004,141      $ 31,918,396       $ 31,918,396
    Equity securities                                     629,968               629,968           458,537            458,537
    Mortgage loans                                      2,946,469             2,920,819         1,947,951          1,921,909
    Short-term investments                                681,352               681,352           153,647            153,647
    Derivative instruments                                607,805               607,805           619,286            619,286
    Other invested assets                                 977,601               989,362           848,632            860,070
    Reinsurance receivables - embedded
    derivatives from reinsurance ceded                    357,738               357,738           189,416            189,416
    Separate account assets                             1,279,865             1,279,865         1,126,513          1,126,513

Financial liabilities:
    Policyholder account balances:
    Investment-type insurance contracts                19,962,551            18,246,590        18,028,406         16,684,245
    Indexed life and annuity embedded
       derivatives                                        284,982               284,982           286,801            286,801
    Repurchase agreements, other borrowings
      and collateral on derivative instruments          4,049,716             4,049,716         3,467,680          3,467,680
    Notes payable                                         383,440               383,440           142,000            142,000
    Derivative instruments                                  2,485                 2,485            14,488             14,488

        Fair value measurements

        Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debt rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and options, and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term securities, less liquid and restricted equity securities and over-the-counter derivatives.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities, collateralized debt obligations and indexed life and annuity embedded derivatives.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which the Company obtains the information. Transfers in or out of any level are measured as of the beginning of the period.

        The Company relies on third party pricing services and independent broker quotes to value fixed maturity and equity securities. The third party pricing services use discounted cash flow models or the market approach to value the securities when the securities are not traded on an exchange. The following characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.

        The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.

        The following tables summarize the valuation of the Company's financial instruments carried at fair value in the consolidated balance sheets as of December 31, 2014 and 2013 by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1:

                                                                                    December 31, 2014
                                                        -----------------------------------------------------------------------------
                                                         Quoted Prices
                                                           in Active          Significant
                                                          Markets for            Other            Significant
                                                           Identical           Observable         Unobservable
                                                          Instruments            Inputs              Inputs
                                                           (Level 1)           (Level 2)           (Level 3)             Total
                                                        -----------------   -----------------   -----------------  ------------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                                         $ -         $ 2,807,447                 $ -         $ 2,807,447
Municipal securities                                                   -           4,646,798               4,237           4,651,035
Corporate securities                                                   -          14,255,710             813,167          15,068,877
Residential mortgage-backed securities                                 -           3,187,126             122,039           3,309,165
Commercial mortgage-backed securities                                  -           1,656,970               8,415           1,665,385
Asset-backed securities                                                -           4,420,231           2,885,885           7,306,116
Other debt obligations                                                 -              13,086             183,030             196,116
                                                        -----------------   -----------------   -----------------  ------------------
Total fixed maturities                                                 -          30,987,368           4,016,773          35,004,141
Equity securities:
Financial services                                                41,893             295,891               7,661             345,445
Other                                                             98,519             184,373               1,631             284,523
                                                        -----------------   -----------------   -----------------  ------------------
Total equity securities                                          140,412             480,264               9,292             629,968
Derivative instruments:
Options                                                           28,400             207,304                   -             235,704
Interest rate swaps, credit default swaps,
interest rate floors, and interest rate caps                           -              72,451                   -              72,451
Foreign exchange derivatives                                           -               3,635                   -               3,635
Futures                                                                -             296,015                   -             296,015
                                                        -----------------   -----------------   -----------------  ------------------
Total derivative instruments                                      28,400             579,405                   -             607,805
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                         -                   -              57,721              57,721
Annuity funds withheld and modco                                       -                   -             300,017             300,017
                                                        -----------------   -----------------   -----------------  ------------------
Total reinsurance receivables                                          -                   -             357,738             357,738
Separate account assets                                        1,279,865                   -                   -           1,279,865

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                                -                   -             284,982             284,982
Derivative instruments:
Written options                                                        -               2,485                   -               2,485

                                                                                      December 31, 2013
                                                        -----------------------------------------------------------------------------
                                                         Quoted Prices
                                                           in Active          Significant
                                                          Markets for            Other            Significant
                                                           Identical           Observable         Unobservable
                                                          Instruments            Inputs              Inputs
                                                           (Level 1)           (Level 2)           (Level 3)             Total
                                                        -----------------   -----------------   -----------------  ------------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                                         $ -         $ 2,503,463                 $ -         $ 2,503,463
Municipal securities                                                   -           3,944,529              13,790           3,958,319
Corporate securities                                                   -          12,504,818             758,726          13,263,544
Residential mortgage-backed securities                                 -           3,697,868             183,210           3,881,078
Commercial mortgage-backed securities                                  -           1,550,336                 114           1,550,450
Asset-backed securities                                                -           3,487,183           3,064,504           6,551,687
Other debt obligations                                                 -              36,324             173,531             209,855
                                                        -----------------   -----------------   -----------------  ------------------
Total fixed maturities                                                 -          27,724,521           4,193,875          31,918,396
Equity securities:
Financial services                                                36,225             221,691               4,171             262,087
Other                                                              2,146             114,796              79,508             196,450
                                                        -----------------   -----------------   -----------------  ------------------
Total equity securities                                           38,371             336,487              83,679             458,537
Derivative instruments:
Options                                                                -             358,926                   -             358,926
Interest rate swaps, credit default swaps,
and interest rate floors                                               -              18,806                   -              18,806
Futures                                                          241,554                   -                   -             241,554
                                                        -----------------   -----------------   -----------------  ------------------
Total derivative instruments                                     241,554             377,732                   -             619,286
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                         -                   -              57,314              57,314
Annuity funds withheld and modco                                       -                   -             132,102             132,102
                                                        -----------------   -----------------   -----------------  ------------------
Total reinsurance receivables                                          -                   -             189,416             189,416
Separate account assets                                        1,126,513                   -                   -           1,126,513

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                                -                   -             286,801             286,801
Derivative instruments:
Interest rate swaps and credit default swaps                           -                 571                   -                 571

Approximately 11% and 13% of the total fixed maturities are included in the
Level 3 group at December 31, 2014 and 2013, respectively.

The following tables summarize certain financial instruments categorized as
Level 3 by valuation methodology as of December 31, 2014 and 2013:

                                                                             December 31, 2014
                                                        ---------------------------------------------------------
                                                          Third-party            Priced
                                                             Source            Internally            Total
                                                        -----------------   -----------------   -----------------

Fixed maturities:
Municipal securities                                           $       -             $ 4,237             $ 4,237
Corporate securities                                                   -             813,167             813,167
Residential mortgage-backed securities                                 -             122,039             122,039
Commercial mortgage-backed securities                                  -               8,415               8,415
Asset-backed securities                                                -           2,885,885           2,885,885
Other debt obligations                                                 -             183,030             183,030
                                                        -----------------   -----------------   -----------------
Total fixed maturities                                                 -           4,016,773           4,016,773

Equity securities:
Financial services                                                     -               7,661               7,661
Other                                                                  -               1,631               1,631
                                                        -----------------   -----------------   -----------------
Total equity securities                                                -               9,292               9,292

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                         -              57,721              57,721
Annuity funds withheld and modco                                       -             300,017             300,017
                                                        -----------------   -----------------   -----------------
Total reinsurance receivables                                          -             357,738             357,738

Policyholder account balances - indexed
life and annuity embedded derivatives                          $       -        $    284,982        $    284,982

                                                                             December 31, 2013
                                                        ---------------------------------------------------------
                                                          Third-party            Priced
                                                             Source            Internally            Total
                                                        -----------------   -----------------   -----------------

Fixed maturities:
Municipal securities                                           $       -         $    13,790         $    13,790
Corporate securities                                                   -             758,726             758,726
Residential mortgage-backed securities                                 -             183,210             183,210
Commercial mortgage-backed securities                                  -                 114                 114
Asset-backed securities                                                -           3,064,504           3,064,504
Other debt obligations                                                 -             173,531             173,531
                                                        -----------------   -----------------   -----------------
Total fixed maturities                                                 -           4,193,875           4,193,875
                                                                       -
Equity securities:
Financial services                                                                     4,171               4,171
Other                                                                  -              79,508              79,508
                                                        -----------------   -----------------   -----------------
Total equity securities                                                -              83,679              83,679
                                                                       -
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                                        57,314              57,314
Annuity funds withheld and modco                                       -             132,102             132,102
                                                        -----------------   -----------------   -----------------
Total reinsurance receivables                                          -             189,416             189,416
                                                                       -
Policyholder account balances - indexed
life and annuity embedded derivatives                          $       -        $    286,801        $    286,801

Included in the December 31, 2014 Level 3 fixed maturities are private asset-backed securities, categorized as asset-backed securities, with unique fair value considerations. The private asset-backed securities consist of forty-two securities with a par value of $2,033,282 and a fair value of
$1,994,082. These securities were structured by the Company's investment advisor
Guggenheim Partners Investment Management ("GPIM"), an affiliate, between 2006 and 2009. The market for these securities is very limited and, as a result, there is a lack of observable market inputs. These securities are supported by invested assets held in trusts. The invested assets typically consist of a zero coupon U.S. Government or Government Agency security that has a par value and maturity equal to the par value and maturity of the applicable asset-backed security. The interest obligation applicable to these securities is supported by the remaining assets held in the trust. As a note holder in these trusts, the
Company does not have access to detailed information about the underlying collateral in the trusts. As such, the Company makes certain assumptions regarding the underlying collateral in order to determine a fair value for these securities.

The Company has developed internal pricing models to determine the fair values of the private asset-backed securities. The internal models use cash flow projections with input assumptions consistent with market estimates for AA+/Aaa structured finance securities. The models assume limited liquidity and include conservative assumptions regarding the collateral underlying the interest obligations due to the Company's limited access to information on the collateral.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities

The following table summarizes significant internally priced Level 3 Assets and
Liabilities:

                                                                     December 31, 2014
                                                  ------------------------------------------------------
                                                      Fair Value            Valuation Techniques
                                                  -------------------  -------------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                               2,885,885    Discounted cash flow

     Corporate securities                                    813,167    Discounted cash flow

                                                                        Matrix model

                                                                        Recent trade

     Reinsurance receivables- embedded derivatives
     from reinsurance ceded:
     Annuity funds withheld and modco                        300,017    Total return swap

     Indexed annuity products ceded                           57,721    Discounted cash flow

Financial liabilities:
Policyholder account balances
     Indexed life and annuity embedded derivatives           284,982    Discounted cash flow

                                                                       December 31, 2014
                                                    -----------------------------------------------------------
                                                       Unobservable Input          Range (Weighted Average)
                                                    -------------------------   -------------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                             Spread over swaps           2.18% - 11.58% (3.81%)
                                                         Spread over LIBOR           2.50% - 3.89% (2.65%)
                                                         Discount rate               3.53% - 20% (8.40%)
                                                         Spread over treasury        2.84% - 2.84% (2.84%)

     Corporate securities                                Discount rate               1.60% - 4.85% (2.88%)
                                                         Spread over treasury        7.00% - 10.00% (8.95%)

                                                         EBITDA multiple             4.1 - 12.4 (9.73)

                                                         Recent trade price          99 - 99 (99)

     Reinsurance receivables- embedded derivatives
     from reinsurance ceded:
     Annuity funds withheld and modco                    Mortality                   1% - 9% (3%)
                                                         Surrender                   1% - 15% (7%)
                                                         Withdrawal                  0% - 6% (2%)
                                                         Credited rate               2% - 3% (3%)
                                                         Own credit                  1.24%

     Indexed annuity products ceded                      Lapse                    #  50%
                                                         Withdrawal               #  20%
                                                         Credit risk              #  1.24%

Financial liabilities:
Policyholder account balances
     Indexed life and annuity embedded derivatives       Mortality                   0% - 20% (1%)
                                                         Lapse                       20% - 50% (48%)
                                                         Withdrawal                  0% - 20% (19%)
                                                         Credit risk                 1.24% - 1.31% (1.24%)

                                                                 December 31, 2013
                                                  ----------------------------------------------------
                                                      Fair Value            Valuation Techniques
                                                  -------------------  -------------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                             $ 3,064,504   Discounted cash flow

                                                                       Recent trade

                                                                       Cap at call or maturity price

     Corporate securities                                    758,726   Discounted cash flow

                                                                       Matrix model

                                                                       Recent trade

                                                                       Credit tenant loan model

     Reinsurance receivables- embedded derivatives
     from reinsurance ceded:
     Annuity funds withheld and modco                        132,102   Total return swap

     Indexed annuity products ceded                           57,314   Discounted cash flow

Financial liabilities:
Policyholder account balances
     Indexed life and annuity embedded derivatives           286,801   Discounted cash flow

                                                                       December 31, 2013
                                                  ----------------------------------------------------------------
                                                          Unobservable Input          Range (Weighted Average)
                                                  ------------------------------   -------------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                           Spread over swaps           2.10% - 2.98% (2.24%)
                                                       Spread over LIBOR           1.84% - 15.12% (3.46%)
                                                       Discount Rate               2.7% - 5.32% (3.91%)
                                                       Vendor spread pricing       2.8% - 4.14% (3.05%)

                                                       Recent trade price          100 - 100 (100)

                                                       Call or maturity value      99.72 - 99.72 (99.72)

     Corporate securities                              Discount rate               3.27% - 22.75% (5.14%)
                                                       Vendor spread pricing       3.30% - 4.95% (3.73%)
                                                       Spread over swaps           2.38% - 2.38% (2.38%)
                                                       Spread over LIBOR           6.50% - 6.50% (6.50%)

                                                       EBITDA multiple             3.50 - 11.60 (7.40)
                                                       Spread over treasury        2.60% - 2.60% (2.60%)

                                                       Recent trade price          59 - 100 (95.98)

                                                       Spread over treasury        2.60% - 2.60% (2.60%)

     Reinsurance receivables- embedded derivatives
     from reinsurance ceded:
     Annuity funds withheld and modco                  Mortality                   1% - 8% (3%)
                                                       Surrender                   2% - 14% (7%)
                                                       Withdrawal                  0% - 4% (2%)
                                                       Credited rate               2% - 3% (3%)
                                                       Own credit                  1.59%

     Indexed annuity products ceded                    Lapse                       50%
                                                       Withdrawal                  20%
                                                       Credit risk                 1.59%

Financial liabilities:
Policyholder account balances
     Indexed life and annuity embedded derivatives     Mortality                    0% - 20% (1%)
                                                       Lapse                       20% - 50% (49%)
                                                       Withdrawal                  0% - 20% (19%)
                                                       Credit risk                 1.59% - 1.72% (1.60%)

The tables above exclude certain securities for which the fair value was based on non-binding broker quotes where the Company could not reasonably obtain the quantitative unobservable inputs.

The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value during 2014 and 2013 are as follows:

                                                                                    December 31, 2014
                                                  ----------------------------------------------------------------------------------
                                                                          Realized and
                                                                    Unrealized Gains (Losses)
                                                                  ------------------------------
                                                    Beginning      Included in     Included in
                                                     Balance       Net Income          OCI           Purchases           Sales
                                                  --------------  --------------  --------------  -----------------  ---------------

Financial assets (carried at fair value):
Fixed maturities:
Municipal securities                                  $  13,790         $     -       $   2,558           $      -         $      -
Corporate securities                                    758,726         (46,638)         35,093            411,804         (243,544)
Residential mortgage-backed securities                  183,210             828          11,375                  -          (36,919)
Commercial mortgage-backed securities                       114            (169)             56                  -                -
Asset-backed securities                               3,064,504         (12,930)         28,497            396,442         (399,979)
Other debt obligations                                  173,531             163           7,589                  -          (20,874)
                                                  --------------  --------------  --------------  -----------------  ---------------
Total fixed maturities                                4,193,875         (58,746)         85,168            808,246         (701,316)

Equity securities:
Financial services                                        4,171               -           3,490                  -                -
Other                                                    79,508          (5,577)        (72,300)                 -                -
                                                  --------------  --------------  --------------  -----------------  ---------------
Total equity securities                                  83,679          (5,577)        (68,810)                 -                -

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded                           57,314           1,955               -                  -                -
Annuity funds withheld and modco                        132,102          86,201               -                  -                -
                                                  --------------  --------------  --------------  -----------------  ---------------
Total reinsurance receivables                           189,416          88,156               -                  -                -

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)               286,801          22,612               -                  -                -

                                                                                    December 31, 2014
                                                  ----------------------------------------------------------------------------------

                                                                                    Transfers in
                                                                                   and/or out of       Ending
                                                     Issuances      Settlements     Level 3 (A)        Balance
                                                    -------------  --------------  ---------------  --------------

Financial assets (carried at fair value):
Fixed maturities:
Municipal securities                                      $    -         $     -       $  (12,111)        $ 4,237
Corporate securities                                           -               -         (102,274)        813,167
Residential mortgage-backed securities                         -               -          (36,455)        122,039
Commercial mortgage-backed securities                          -               -            8,414           8,415
Asset-backed securities                                        -               -         (190,649)      2,885,885
Other debt obligations                                         -               -           22,621         183,030
                                                    -------------  --------------  ---------------  --------------
Total fixed maturities                                         -               -         (310,454)      4,016,773

Equity securities:
Financial services                                             -               -                -           7,661
Other                                                          -               -                -           1,631
                                                    -------------  --------------  ---------------  --------------
Total equity securities                                        -               -                -           9,292

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded                                 -          (1,548)               -          57,721
Annuity funds withheld and modco                               -          81,714                -         300,017
                                                    -------------  --------------  ---------------  --------------
Total reinsurance receivables                                  -          80,166                -         357,738

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)                (28,742)          7,949                -         284,982

(A)     Included in the transfers in and/or out column above is $441,106 of securities priced using unobservable data at
        December 31, 2014 that were valued by a pricing service using observable market data at December 31, 2014, and
        $130,656 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2014.

(B)     Excludes host accretion and the timing of crediting index credits to policyholder, which are included in interest credited to policyholder account balances in the consolidated statements of income.

                                                                                    December 31, 2013
                                                  ----------------------------------------------------------------------------------
                                                                          Realized and
                                                                    Unrealized Gains (Losses)
                                                                  ------------------------------
                                                    Beginning      Included in     Included in
                                                     Balance       Net Income          OCI           Purchases           Sales
                                                  --------------  --------------  --------------  -----------------  ---------------

Financial assets (carried at fair value):
Fixed maturities:
Municipal securities                                    $     -         $     -         $     -           $      -         $      -
Corporate securities                                  1,164,919          12,330         (37,912)           482,546         (256,755)
Residential mortgage-backed securities                  169,626            (219)         (2,922)             9,050          (32,941)
Commercial mortgage-backed securities                       197             (27)            (56)                 -                -
Asset-backed securities                               2,658,846           1,047          (7,198)           553,681         (180,440)
Other debt obligations                                  141,828             101          (6,329)            46,385           (8,454)
                                                  --------------  --------------  --------------  -----------------  ---------------
Total fixed maturities                                4,135,416          13,232         (54,417)         1,091,662         (478,590)

Equity securities:
Financial survives                                       14,829           2,773            (962)                31          (12,500)
Other                                                    59,586           8,215          20,756              7,000          (16,049)
                                                  --------------  --------------  --------------  -----------------  ---------------
Total equity securities                                  74,415          10,988          19,794              7,031          (28,549)

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded                           44,356          12,222               -                  -                -
Annuity funds withheld and modco                        174,549          56,961               -                  -                -
                                                  --------------  --------------  --------------  -----------------  ---------------
Total reinsurance receivables                           218,905          69,183               -                  -                -

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)               181,550         (84,587)              -                  -                -

                                                                                   December 31, 2013
                                                  ----------------------------------------------------------------------------------

                                                                                    Transfers in

                                                                                   and/or out of       Ending
                                                     Issuances      Settlements     Level 3 (A)        Balance
                                                    -------------  --------------  ---------------  --------------

Financial assets (carried at fair value):
Fixed maturities:
Municipal securities                                      $    -         $     -        $  13,790        $ 13,790
Corporate securities                                           -               -         (606,402)        758,726
Residential mortgage-backed securities                         -               -           40,616         183,210
Commercial mortgage-backed securities                          -               -                -             114
Asset-backed securities                                        -               -           38,568       3,064,504
Other debt obligations                                         -               -                -         173,531
                                                    -------------  --------------  ---------------  --------------
Total fixed maturities                                         -               -         (513,428)      4,193,875

Equity securities:
Financial survives                                             -               -                -           4,171
Other                                                          -               -                -          79,508
                                                    -------------  --------------  ---------------  --------------
Total equity securities                                        -               -                -          83,679

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded                                 -             736                -          57,314
Annuity funds withheld and modco                               -         (99,408)               -         132,102
                                                    -------------  --------------  ---------------  --------------
Total reinsurance receivables                                  -         (98,672)               -         189,416

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)                (24,121)          3,457                -         286,801

(A)     Included in the transfers in and/or out column above is $667,937 of securities priced using unobservable data at
        December 31, 2012 that were valued by a pricing service using observable market data at December 31, 2013 and
        $154,506 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2013.

(B)     Excludes host accretion and the timing of crediting index credits to policyholder, which are included in interest credited to policyholder account balances in the consolidated statements of income.

        The total gains (losses) included in earnings related to financial instruments categorized at Level 3 still held at December 31, 2014, 2013 and 2012 are as follows:

                                                                      2014            2013              2012
                                                                  --------------  --------------  -----------------

Financial assets (carried at fair value):
Fixed maturities:
Corporate securities                                                  $ (47,602)       $    114         $   (3,443)
Residential mortgage-backed securities                                        -              (6)            (7,482)
Commercial mortgage-backed securities                                         -             (27)                 -
Asset-backed securities                                                       -               -                 (1)
Other debt obligations                                                       35             101                 93
                                                                  --------------  --------------  -----------------
Total fixed maturities                                                  (47,567)            182            (10,833)
                                                                  --------------  --------------  -----------------

Equity securities
Other                                                                    (5,577)              -                  -
                                                                  --------------  --------------  -----------------
Total equity securities                                                  (5,577)              -                  -
                                                                  --------------  --------------  -----------------

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                            1,955          12,222             51,717
Annuity funds withheld and modco                                         86,201          56,961             28,894
                                                                  --------------  --------------  -----------------
Total reinsurance receivables                                            88,156          69,183             80,611

Annuity funds withheld and modco
Policy account balances - indexed life and
annuity embedded derivatives                                             22,612         (84,587)          (194,576)

        The following table shows the investments which are included in other invested assets (primarily limited partnerships, private and residual equity investments) in the consolidated balance sheets:

                                         December 31, 2014                       December 31, 2013
                               ------------------------------------    -------------------------------------
                                     Fair             Unfunded               Fair              Unfunded
                                    Value             Commitments           Value            Commitments
                               -----------------  --------------------------------------   -----------------

Fixed income                          $ 789,286           $ 70,637            $ 726,082            $ 47,672
Private equity                           73,479             39,195               67,287              15,026
Real estate                              18,080              1,818               26,262               1,818
Residual equity                          80,455                  -                    -                   -
Other                                    28,062                  -               40,439                   -
                               -----------------  -----------------    -----------------   -----------------

                                      $ 989,362          $ 111,650            $ 860,070            $ 64,516
                               =================  =================    =================   =================

        Limited partnership interests are not redeemable at specific time periods. The Company receives periodic distributions from these investments while maintaining the investment for the long-term.

4.      INVESTMENTS AND NET INVESTMENT INCOME

        Available-for-sale securities

        The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of fixed maturities and equity securities classified as available-for-sale at December 31, 2014 and 2013 are as follows:

                                                                  December 31, 2014
                                         ----------------------------------------------------------------------
                                                                Gross             Gross           Estimated
                                            Amortized        Unrealized        Unrealized            Fair
                                              Cost              Gains            Losses             Value
                                         ----------------  ----------------  ----------------   ---------------
Fixed maturities
    U.S. government
    and agencies                              $2,601,114         $ 219,939         $  13,606        $2,807,447
    Municipal securities                       3,979,759           676,745             5,469         4,651,035
    Corporate securities                      14,059,704         1,095,181            86,008        15,068,877
    Residential mortgage-
    backed securities                          3,059,339           274,826            25,000         3,309,165
    Commercial mortgage-
    backed securities                          1,614,914            54,525             4,054         1,665,385
    Asset-backed securities                    7,201,644           172,351            67,879         7,306,116
    Other debt obligations                       179,591            16,801               276           196,116
                                         ----------------  ----------------  ----------------   ---------------
    Total fixed maturities                    32,696,065         2,510,368           202,292        35,004,141

Equity securities
    Financial services                           341,876            13,612            10,043           345,445
    Other                                        174,984           111,078             1,539           284,523
                                         ----------------  ----------------  ----------------   ---------------
    Total equity securities                      516,860           124,690            11,582           629,968
                                         ----------------  ----------------  ----------------   ---------------

    Total available-for-sale                $ 33,212,925        $2,635,058         $ 213,874      $ 35,634,109
                                         ================  ================  ================   ===============

                                                                    December 31, 2013
                                         ----------------------------------------------------------------------
                                                                Gross             Gross           Estimated
                                            Amortized        Unrealized        Unrealized            Fair
                                              Cost              Gains            Losses             Value
                                         ----------------  ----------------  ----------------   ---------------
Fixed maturities
    U.S. government
    and agencies                              $2,539,185         $  85,650         $ 121,372        $2,503,463
    Municipal securities                       3,706,862           284,526            33,069         3,958,319
    Corporate securities                      12,813,054           710,892           260,402        13,263,544
    Residential mortgage-
    backed securities                          3,750,060           241,896           110,878         3,881,078
    Commercial mortgage-
    backed securities                          1,582,941            41,005            73,496         1,550,450
    Asset-backed securities                    6,429,925           190,015            68,253         6,551,687
    Other debt obligations                       203,423             8,114             1,682           209,855
                                         ----------------  ----------------  ----------------   ---------------
    Total fixed maturities                    31,025,450         1,562,098           669,152        31,918,396

Equity securities
    Financial services                           259,859            10,060             7,832           262,087
    Other                                        113,886            82,823               259           196,450
                                         ----------------  ----------------  ----------------   ---------------
    Total equity securities                      373,746            92,883             8,091           458,537
                                         ----------------  ----------------  ----------------   ---------------

    Total available-for-sale                $ 31,399,195        $1,654,981         $ 677,243      $ 32,376,933
                                         ================  ================  ================   ===============

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2014 and 2013, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                   2014                                2013
                                                    ----------------------------------  ----------------------------------
                                                       Amortized         Estimated         Amortized         Estimated
                                                         Cost           Fair Value           Cost           Fair Value
                                                    ----------------  ----------------  ----------------  ----------------

Due in one year or less                                 $   310,143       $   312,950       $   109,176       $   110,722
Due after one year through five years                     2,296,310         2,526,243         2,080,557         2,246,438
Due after five years through ten years                    7,407,285         7,828,444         6,625,769         6,908,715
Due after ten years                                      11,934,126        13,191,234        11,756,036        11,987,390
Securities not due at a single maturity date
  (primarily mortgage-backed securities)                 10,748,201        11,145,270        10,453,912        10,665,131
                                                    ----------------  ----------------  ----------------  ----------------

Total fixed maturities                                 $ 32,696,065      $ 35,004,141      $ 31,025,450      $ 31,918,396
                                                    ================  ================  ================  ================

        Gross unrealized losses

        The Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

                                                                  December 31, 2014
                             -------------------------------------------------------------------------------------------------------
                                 Less than 12 months                 12 months or more                         Total
                             --------------------------------   -------------------------------   ----------------------------------
                                                  Gross                             Gross                                Gross
                                Fair            Unrealized         Fair           Unrealized          Fair            Unrealized
                               Value              Losses          Value             Losses            Value             Losses
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Fixed maturities:
U.S. government
and agencies                   $     21,485         $     75     $    515,441       $   13,531       $    536,926        $   13,606
Municipal securities                  9,257               97           64,735            5,372             73,992             5,469
Corporate securities                705,896           21,629        1,268,820           64,379          1,974,716            86,008
Residential mortgage-
backed securities                    25,137              151          475,062           24,849            500,199            25,000
Commercial mortgage-
backed securities                    83,452              559          346,016            3,495            429,468             4,054
Asset-backed securities           1,566,158           16,890        1,299,485           50,989          2,865,643            67,879
Other debt obligations                    -                -           18,390              276             18,390               276
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Total fixed maturities            2,411,385           39,401        3,987,949          162,891          6,399,334           202,292

Equity securities:
Financial services                   38,892            8,978           13,254            1,065             52,146            10,043
Other                                54,693            1,013              253              526             54,946             1,539
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Total equity securities              93,585            9,991           13,507            1,591            107,092            11,582
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------

Total available-for-sale      $   2,504,970       $   49,392    $   4,001,456       $  164,482      $   6,506,426        $  213,874
                             ===============  ===============   ==============  ===============   ================  ================

                                                                      December 31, 2013
                             -------------------------------------------------------------------------------------------------------
                                 Less than 12 months                 12 months or more                         Total
                             --------------------------------   -------------------------------   ----------------------------------
                                                  Gross                             Gross                                Gross
                                Fair            Unrealized         Fair           Unrealized          Fair            Unrealized
                               Value              Losses          Value             Losses            Value             Losses
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Fixed maturities:
U.S. government
and agencies                  $   1,406,137       $  117,690      $    14,089       $    3,682      $   1,420,226        $  121,372
Municipal securities                566,845           28,608           54,063            4,461            620,908            33,069
Corporate securities              3,265,043          141,460          955,273          118,942          4,220,316           260,402
Residential mortgage-
backed securities                 1,117,654          101,212           89,253            9,666          1,206,907           110,878
Commercial mortgage-
backed securities                   631,591           55,503          241,987           17,996            873,578            73,496
Asset-backed securities             889,546           11,683        1,212,458           56,570          2,102,004            68,253
Other debt obligations               21,410              955           28,938              727             50,348             1,682
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Total fixed maturities            7,898,226          457,111        2,598,061          212,041         10,494,287           669,152

Equity securities:
Financial services                   85,256            4,804           15,845            3,028            101,101             7,832
Other                                 1,296               50              383              209              1,679               259
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------
Total equity services                86,552            4,854           16,228            2,137            102,780             8,091
                             ---------------  ---------------   --------------  ---------------   ----------------  ----------------

Total available-for-sale      $   7,984,778       $  461,965    $   2,612,289       $  215,278     $   10,597,067        $  677,243
                             ===============  ===============   ==============  ===============   ================  ================

        At December 31, 2014, the Company held 7,731 positions in fixed income and equity securities. The above table includes 561 securities of 430 issuers as of December 31, 2014. At December 31, 2014, 78% of the
        unrealized losses on fixed maturities were securities rated investment grade. Investment grade securities are defined as those securities rated
        AAA through BBB - by Standard & Poor's. At December 31, 2014, 22% of the
        unrealized losses on fixed maturities were on securities rated below investment grade. Equity securities in the above table consist primarily of non-redeemable preferred stocks and an exchange listed common stock.
        These securities are reviewed for impairment in the same manner as the fixed income securities. At December 31, 2014, fixed income and equity securities in an unrealized loss position had fair value equal to approximately 97% of amortized cost.

        The following summarizes the unrealized losses by investment category as of December 31, 2014.

        U.S. Government and agencies

        The U. S. government and agencies represent 6% of the unrealized losses at December 31, 2014. The total unrealized losses in this category have decreased significantly at December 31, 2014 compared to December 31,
        2013. The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December
        31, 2014. The table above indicates a majority of the unrealized losses have been in an unrealized loss position for twelve months or more.
        These unrealized losses are due to the rise in market interest rates during 2013 and 2014 from year end 2012 levels. At this time the Company believes these impairments are temporary and the Company does not intend or believe it will be required to sell these securities before recovery of its amortized cost.

        Municipal securities

        The municipal category, which represents 3% of the unrealized losses at
        December 31, 2014, includes bonds issued by state and local governments and school district tax credit bonds. The total unrealized losses in this category have decreased significantly at December 31, 2014 compared to December 31, 2013. The unrealized losses in this category are primarily the result of concerns regarding possible defaults by state and local governments, including the Commonwealth of Puerto Rico. The
        Company does not believe there will be significant defaults in this sector in the short or long-term. The Company believes it will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, therefore impairment losses have not been recognized in this sector.

        Corporate securities

        Corporate Securities represent the largest category of unrealized losses at December 31, 2014 representing 40% of unrealized losses. The total unrealized losses in this category that have decreased significantly at
        December 31, 2014 compared to December 31, 2013. The unrealized losses in this category that have been in an unrealized loss position for twelve months or more are primarily in the financial services and military housing sectors. The financial services sector unrealized losses are in the commercial banking sector, including foreign banks and large U.S. national and regional banks. The Company recognized corporate securities impairment losses of $46,808 and $14,124 for the years ended
        December 31, 2014 and 2013, respectively. The impairment losses recognized in 2014 were principally related to a restructuring by a specialty retailer and defaults on debt issued by a gaming company. The
        Company has reviewed the other unrealized losses in the corporate securities sector and believes the impairments are temporary and the company does not intend to sell or believe it will be required to sell these securities before recovery of each security's amortized cost.

        Residential mortgage-backed securities ("RMBS")

        The unrealized losses on RMBS, which represents 12% of unrealized losses at December 31, 2014, are concentrated in the non-agency sector. The total unrealized losses in this category have decreased significantly at
        December 31, 2014 compared to December 31, 2013. A substantial majority of the unrealized losses at December 31, 2014 are in the twelve months or more category. These unrealized losses are primarily attributable to the increase in market interest rates in this sector during 2013 and
        2014 from the 2012 levels. The Company performs various stress tests on the cash flow projections for these securities and in situations where it is determined the projected cash flows cannot support the contractual amounts due the Company, an OTTI is recognized. In situations where the projected cash flows indicate the Company will receive the amounts it is contractually due and the Company does not intend or believe it will be required to sell these securities before recovery of its amortized cost, an OTTI is not recognized. The Company recognized no impairment losses on RMBS during the year ended December 31, 2014 and during the year ended December 31, 2013.

        Commercial mortgage-backed securities ("CMBS")

        The unrealized losses on CMBS, which represents 2% of unrealized losses at December 31, 2014, are primarily attributable to illiquidity applicable to certain securities in that sector and concerns regarding the potential for future commercial mortgage defaults. The total unrealized losses in this category have decreased significantly at
        December 31, 2014 compared to December 31, 2013. The Company has reviewed payment performance, delinquency rates, and credit enhancements within the security structures and monitored the credit ratings of all its CMBS holdings. The Company has performed cash flow projection analyses on all of its CMBS and in those situations where it appears the
        Company will receive all amounts contractually due and it does not intend to sell or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Asset-backed securities ("ABS")

        The unrealized losses in ABS, which represents 32% of unrealized losses at December 31, 2014, are primarily related to collateralized debt obligations backed by various consumer and commercial finance loans.
        This category also includes structured notes backed by diversified investment portfolios. In addition, the Company has recognized unrealized losses applicable to private ABS securities within this category, which losses are primarily included in the less than twelve months category. The unrealized losses are primarily due to wide credit spreads in this sector, particularly related to private ABS. The unrealized losses in this category have decreased in the twelve months or more category due to the sale of some private ABS securities and have increased in the less than twelve months category due to unrealized losses on other private ABS securities. The Company stress tests the projected cash flows of its ABS and recognizes OTTI in situations where the testing indicates the Company will not receive all amounts contractually due from the securities. This category also includes fixed income securities containing embedded derivatives. The Company recognized ABS impairment losses of $646 for the year ended December 31,
        2014. In those situations where it appears the Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Other debt obligations

        This category primarily consists of credit tenant loans. The unrealized losses in this category are the result of concerns regarding the credit worthiness of the building tenants and illiquidity in this market sector. The unrealized losses on these securities have decreased during the year ended December 31, 2014 compared to the unrealized losses at
        December 31, 2013. The Company monitors the creditworthiness of the obligors and recognizes OTTI in situations where it is determined the
        Company will not receive all amounts contractually due from the securities. In those situations where it appears the Company will receive all amounts contractually due and it does not intend or believe it will be required to sell these securities prior to recovery of amortized cost, an OTTI is not recognized.

        Equity securities

        This category, which represents 5% of unrealized losses at December 31,
        2014, primarily consists of one common equity position of a publicly listed equity security. The Company has a large position in this equity and the security changed from an unrealized gain at December 31, 2013 to a loss at December 31, 2014. The fair value of this equity position was
        81% of its cost at December 31, 2014. The Company considers this unrealized loss to be temporary. The Company recognized credit related impairment losses of $5,577 and $7,008 applicable to equity securities for the years ended December 31, 2014 and 2013, respectively.

        Other-than-temporary impairments

        As a result of the Company's review of OTTI of investment securities, the Company recorded net impairment losses recognized in earnings during
        2014, 2013 and 2012, as summarized in the following table:

                                                               2014               2013                2012
                                                          ----------------  -----------------   -----------------

Corporate securities                                             $ 46,808           $ 14,124             $ 8,560
Residential mortgage-backed securities                                  -                  -               6,899
Asset-backed securities                                               646                  -                   -
Preferred stock                                                     5,577              7,008                   -
                                                          ----------------  -----------------   -----------------

Net impairment loss recognized in earnings                      $  53,031          $  21,132           $  15,459
                                                          ================  =================   =================

        The following is a roll-forward of credit losses for the years ended
        December 31, 2014 and 2013 on fixed maturities held by the Company for which a non-credit portion of the OTTI impairment was recognized in OCI:

                                                               2014               2013
                                                          ----------------  -----------------

Balance, January 1                                                $ 4,351           $ 22,221

Additions for previously impaired securities                            -              1,855
Reductions for impaired securities sold                              (985)            (8,791)
Reductions for securities no longer with OTTI OCI loss             (3,366)           (10,934)
                                                          ----------------  -----------------

Balance, December 31                                                  $ -            $ 4,351
                                                          ================  =================

        The amounts of non-credit related OTTI losses recorded on fixed maturities that remain in accumulated OCI at December 31, 2014 and 2013 are summarized as follows:

                                                               2014               2013
                                                          ----------------  -----------------

Residential mortgage-backed securities                                $ -              $ 272
                                                          ----------------  -----------------

Total OTTI losses in accumulated OCI                                  $ -              $ 272
                                                          ================  =================

        Net investment income and investment gains (losses)

        The major categories of investment income reflected in the consolidated statements of income are summarized as follows:

                                                         2014               2013               2012
                                                   -----------------  -----------------  -----------------

Gross investment income
     Fixed maturities                                 $   1,434,576      $   1,306,237      $   1,234,265
     Equity securities                                       23,139             20,138             18,324
     Mortgage loans                                         109,123             72,743             37,334
     Policy loans                                            23,719             23,872             23,665
     Short-term investments                                   3,845             12,088              3,659
     Derivative instruments                                 149,267            172,407            (29,554)
     Other invested assets                                   32,993             64,309             97,623
                                                   -----------------  -----------------  -----------------
             Total gross investment income                1,776,662          1,671,794          1,385,316

Less: Investment expenses                                    50,954             44,615             37,831
                                                   -----------------  -----------------  -----------------

             Net investment income                    $   1,725,708      $   1,627,179      $   1,347,485
                                                   =================  =================  =================

        Investment expenses primarily consist of investment advisor fees, interest expense on repurchase agreements, interest on FHLB advances and interest related to derivative collateral liabilities.

        The major categories of realized investment gains and (losses) reflected in the consolidated statements of income are summarized as follows:

                                                     2014                2013               2012
                                               ------------------  -----------------  -----------------

Fixed maturities                                    $    241,840       $    133,865        $    45,830
Equity securities                                         (4,806)            (1,139)             9,341
Mortgage loans                                                36              1,737             (2,442)
Real estate                                                    -               (250)                 -
Short-term investments                                        22                (33)            (1,292)
                                               ------------------  -----------------  -----------------

        Net realized investment gains               $    237,092       $    134,180        $    51,437
                                               ==================  =================  =================

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded to reinsurer and excluding OTTI losses, maturities, calls, exchanges and prepayments) during 2014, 2013 and 2012 were as follows:

                                          2014                           2013                           2012
                               ----------------------------   -----------------------------  -----------------------------
                                   Fixed         Equity           Fixed          Equity          Fixed          Equity
                                Maturities     Securities      Maturities      Securities     Maturities      Securities
                               --------------  ------------   --------------  -------------  --------------   ------------

Proceeds from sales              $ 3,438,655      $  8,194      $ 1,860,869       $  7,359     $ 1,857,145       $ 21,205
Gross realized gains                 212,178           847          104,501              -          73,406          1,155
Gross realized losses                (25,413)         (487)          (9,927)          (312)        (33,961)          (891)

        Mortgage Loans

        The carrying value and related loan loss allowance of the mortgage loan portfolio is as follows:

                                                 2014               2013
                                           -----------------  -----------------

Carrying value                                $ 2,946,727        $ 1,948,620
Loan loss allowance                                  (258)              (669)
                                           -----------------  -----------------

Carrying value, net of allowance              $ 2,946,469        $ 1,947,951
                                           =================  =================

        The following table includes a breakdown of the Company's mortgage loans by property type as of December 31:

                                                        2014                                2013
                                          ---------------------------------    -------------------------------
                                            Carrying Value        Percent         Carrying Value     Percent
                                          --------------------   ----------    -------------------------------

         Office                               $ 1,202,077           41%            $ 708,088           38%
         Retail                                   883,377           30%              567,055           29%
         Multi-family                             468,797           16%              350,921           18%
         Industrial                               124,971            4%               28,510            1%
         Hotel                                    124,912            4%              140,350            7%
         Other                                     68,025            2%               61,652            3%
         Medical                                   48,822            2%               65,580            3%
         Residential                               25,746            1%               26,464            1%
                                          --------------------   - ---------    ------------------   ----------

                                              $ 2,946,727          100%          $ 1,948,620           100%
                                          ====================   ==========    ==================   ==========

        Mortgage loans by geographic locations are as follows as of December 31:

                                                        2014                                2013
                                          ---------------------------------    -------------------------------
                                            Carrying Value        Percent         Carrying Value     Percent
                                          --------------------   ----------    -------------------------------

         South Atlantic                        $ 953,241            33%            $ 643,867           32%
         Pacific                                 716,102            24%              498,898           26%
         Middle Atlantic                         447,439            15%              287,708           15%
         West South Central                      207,149             7%               65,896            3%
         East North Central                      201,910             7%              198,884           10%
         Mountain                                187,445             6%              170,510            9%
         New England                             122,300             4%                  272            0%
         West North Central                       64,436             2%               31,013            2%
         East South Central                       46,705             2%               51,572            3%
                                          --------------------   ----------    ------------------   ----------

                                              $ 2,946,727          100%          $ 1,948,620           100%
                                          ====================   ==========    ==================   ==========

        The Company's mortgage loans by origination year are as follows as of
        December 31:

                                       Carrying Value           Percent
                                     --------------------   -----------------

2014                                  $        1,190,659            41%
2013                                             806,561            27%
2012                                             615,127            21%
2011                                             268,326             9%
2010 and prior                                    66,054             2%

                                     --------------------   -----------------
Total                                 $        2,946,727           100%
                                     ====================   =================

        The Company has outstanding commitments on mortgage loans of $8,155 at
        December 31, 2014.

        Any loan delinquent on contractual payments is considered
        non-performing. At December 31, 2014 and December 31, 2013, there were no non-performing loans over 90 days past due on contractual payments.

        Information regarding the Company's credit quality indicators for its recorded investment in mortgage loans, gross of valuation allowances, as of December 31, 2014 and December 31, 2013 is as follows:

                                      December 31, 2014                  December 31, 2013
                                ---------------------------------  --------------------------------
                                    Carrying                           Carrying
                                     Value            % of Total        Value          % of Total
                                -----------------   --------------------------------  -------------
Internal credit risk grade:
High quality                         $ 2,716,075             92%        $ 1,830,682            95%
Medium quality                           167,616              6%             64,139             3%
Low quality                               37,290              1%             25,001             1%
Watch list                                     -              0%              2,334             0%
Residential - unrated                     25,746              1%             26,464             1%
                                -----------------   -------------  -----------------  -------------

Total mortgage loans                 $ 2,946,727            100%        $ 1,948,620           100%
                                =================   =============  =================  =============

        The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagee and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. The Company maintains an allowance for mortgage loan losses.
        The allowance is determined through an analysis of specific loans that are believed to have a higher risk of credit impairment. The rollforward of the allowance for the years ended December 31, 2014 and 2013 is as follows:

                                                     2014             2013
                                               ---------------  ---------------

Balance at beginning of period                          $ 669          $ 3,053
Provision released                                       (161)          (1,745)
Charge offs                                              (250)            (639)
                                               ---------------  ---------------

Balance at end of period                                $ 258            $ 669
                                               ===============  ===============

        Charge offs include the amount of loss resulting from writing specific mortgage loans to fair value and loans which were satisfied by taking ownership of the real estate. When the real estate is taken it is recorded at its fair value and the mortgage loan is recorded as fully paid. Provision released is applicable to loans determined to no longer require an allowance.

        During the year ended December 31, 2014, there were no mortgages written down to fair value. There was $250 of allowance charge offs related to a reverse mortgage that was paid in full in 2014. The negotiated payoff amount for this reverse mortgage was less than the mortgage value.
        During the year ended December 31, 2013, two mortgages were written down to fair value. The amount of allowance charge offs related to these write downs was $639 during the year ended December 31, 2013. The
        Company did not restructure any mortgage loans during the years ended
        December 31, 2014 and 2013.

        The Company did take ownership of one piece of real estate in each year
        2014 and 2013 to satisfy a mortgage loan. Real estate is a component of other invested assets in the consolidated balance sheets.

        The following table summarizes the activity in real estate owned which was obtained in satisfaction of mortgage loans on real estate:

                                                                          2014               2013
                                                                    -----------------  -----------------

Real estate owned at beginning of period                                     $ 8,141            $ 8,272
Real estate acquired in satisfaction of mortgage loans                             -              1,250
Property improvements                                                              -                 46
Sales                                                                         (3,652)            (1,177)
Gain (Loss) on sale of real estate                                               411               (250)
                                                                    -----------------  -----------------

Real estate owned at end of period                                           $ 4,900            $ 8,141
                                                                    =================  =================

        Credit risk concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government
        Agencies, the Company had the following investments that exceeded 10% of the Company's stockholder's equity at December 31, 2014:

            Guggenheim Partners Opportunistic
            Investment Grade Securities Fund, LLC                 $ 541,690

        Other

        Federal Home Loan Bank of Des Moines

        Midland National is a member of FHLB Des Moines. In order to maintain its membership and borrow funds, the Company was required to purchase
        FHLB equity securities that total $55,195 and $47,195 as of December 31,
        2014 and 2013, respectively. These securities are included in equity securities and are carried at cost, which approximates fair value.
        Resale of these securities is restricted only to FHLB. As a member of
        FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount a member can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2014 and 2013, the Company had outstanding advances of $1,129,870 and $929,870, respectively from FHLB (see Note
        8).

        Deposits with regulatory authorities

        At December 31, 2014 and 2013, securities with reported values of $3,244 and $3,519, respectively, were on deposit with regulatory authorities as required by law. These consist of fixed maturity securities reported in the consolidated balance sheets at fair value and have an amortized cost of $3,458 and $3,298, respectively.

5.      DERIVATIVES AND DERIVATIVE INSTRUMENTS

        The following table presents the notional amount and fair value of derivatives and derivative instruments:

                                                              December 31, 2014                      December 31, 2013
                                                   -------------------------------------  -------------------------------------
                                                       Notional              Fair             Notional              Fair
                                                        Amount              Value              Amount              Value
                                                   -----------------   -----------------  -----------------   -----------------
Assets:

Derivative instruments:
      Interest rate swaps                                 $ 242,660             $ 6,694          $ 255,390             $ 7,199
      Credit default swaps - pay                                  -                   -             56,000                 234
      Interest rate floors                                  113,000              13,039            113,000              11,373
      Interest rate caps                                  2,490,000              52,718                  -                   -
      Foreign exchange derivatives                           24,552               3,635                  -                   -
      Futures                                             2,522,174             296,015          1,807,451             241,554
      Call options                                        5,839,695             235,704          4,413,365             358,926
                                                                       -----------------                      -----------------
                                                                              $ 607,805                              $ 619,286
                                                                       =================                      =================

Reinsurance receivables - embedded
      derivatives from reinsurance ceded:
         Indexed annuity products ceded                         N/A            $ 57,721                N/A            $ 57,314
         Annuity funds withheld and modco                       N/A             300,017                N/A             132,102
                                                                       -----------------                      -----------------
                                                                              $ 357,738                              $ 189,416
                                                                       =================                      =================

Fixed maturities - asset-backed securities:
      Hybrid instruments                                                      $ 695,254                              $ 580,623
                                                                       =================                      =================

Liabilities:
Investment-type insurance contracts
      embedded derivatives:
      Indexed life and annuity products                                       $ 284,982                              $ 286,801
                                                                       =================                      =================
Derivative instruments
      Interest rate swaps                                       $ -                 $ -           $ 42,900               $ 571
      Written options                                       773,020               2,485            675,270              13,917
                                                                       -----------------                      -----------------
                                                                                $ 2,485                               $ 14,488
                                                                       =================                      =================

All derivatives above are not designated as heding instruments.

        The notional values above approximate the level of activity throughout
        2014 and 2013.

        Indexed options and futures

        The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the
        Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts and options to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.

        The Company amortizes the cost of the indexed options against investment income over the term of the option, which is typically one year. When the options are exercised at maturity, the value received by the Company is reflected as net investment income in the consolidated statements of income.

        The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. The Company reports the change in the difference between market value and amortized cost of indexed options and the change in the futures variation margin accounts as gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        Embedded derivatives related to indexed life and annuity products

        The Company's indexed life and annuity products contain embedded derivatives. The fair value of the embedded options related to these direct and ceded policyholder obligations are based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using an assumed interest rate consistent with the duration of the liability adjusted to reflect the Company's credit risk and additional provision for adverse deviation. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the consolidated statements of income as net gains (losses) on derivatives and derivative instruments.

        The Company has two coinsurance with funds withheld reinsurance agreements as well as a modified coinsurance agreement with unaffiliated reinsurers. Under applicable guidance, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivatives contained in the funds withheld liability have characteristics similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities.
        The value of the derivative embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the funds withheld portfolio and the fair value of the policy liabilities estimated from cash flow models. The value of the derivative embedded in the modified coinsurance agreement is equal to the difference between the fair value and cost basis of the underlying financial instruments in the modco portfolio. The value of the embedded derivative is reported in the consolidated balance sheets in reinsurance receivables. The net change in the reported value of the embedded derivatives is reported in net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        See Note 11 for further discussion related to the Company's coinsurance with funds withheld and modified coinsurance reinsurance agreements.

        Embedded derivatives related to hybrid financial instruments

        The Company holds hybrid financial instruments, fixed income securities with embedded derivatives, and has elected fair value measurement. These securities are reported in the consolidated balance sheets in fixed maturities, available-for-sale, at fair value. Any change in the fair value of the security is reported as net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2014 was $665,000 and $695,254, respectively. The amortized cost and fair value of the Company's hybrid financial instruments at December 31, 2013 was $580,000 and $580,623, respectively. The decision to elect fair value measurement is made on an instrument-by-instrument basis under the guidance. The Company will consider making an election of fair value measurement at the time of any future acquisitions of hybrid financial instruments.

        Other derivative instruments

        The Company has also entered into interest rate floor, interest rate cap, interest rate swap and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events.
        These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider and a protection buyer. As of December 31, 2014, the Company no longer had credit default swaps. The Company holds interest rate floor and cap agreements to protect itself against interest rate fluctuations in relation to crediting rates on its policyholder accounts. These swaps, caps and floors are reported at fair value in the consolidated balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income. Periodic interest rate and credit default swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income in the consolidated statements of income with the payable or receivable included in accrued investment income in the consolidated balance sheets. The stated fair value of the applicable interest rate and credit default swaps excludes the current period accruals.

        The Company will also enter into foreign currency forwards from time to time to protect itself against currency fluctuations between trade and settlement dates on foreign financial instruments. These forwards are reported at fair value in the consolidated balance sheets and changes in fair value are reported as a component of net gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        The following table presents the impact of derivatives and derivative instruments not designated as hedging instruments in the consolidated statements of income:

                                                                   2014               2013                2012
                                                            -----------------  -----------------   -----------------
Gains (losses) recognized in net gains (losses)
 on derivatives and derivative instruments:

Interest rate swaps                                               $       65        $    (9,694)        $    (2,747)
Credit default swaps - receive                                             -                340              (1,285)
Credit default swaps - pay                                              (234)             1,457              11,776
Interest rate floors                                                   1,886             (5,383)              2,679
Interest rate caps                                                    (7,275)                 -                   -
Foreign exchange derivatives                                           4,912                  -                   -
Embedded derivatives in:
Indexed life and annuity products                                      1,820           (105,251)           (216,692)
Indexed annuity products ceded                                        32,736            (35,072)             52,005
Annuity funds withheld and modco                                     167,914            (42,447)             30,220
Hybrid instruments                                                    29,632             (3,026)             (5,232)
Futures                                                              245,698            351,302             105,352
Options                                                             (133,841)           180,892              59,396
                                                            -----------------  -----------------   -----------------

                                                                $    343,313       $    333,118         $    35,472
                                                            =================  =================   =================

Gains (losses) recognized in net investment income:

Interest rate and credit default swaps                           $     6,770        $     9,901         $    12,557
Interest rate floors                                                   2,378              1,308                   -
Options                                                              140,119            161,198             (42,111)
                                                            -----------------  -----------------   -----------------

                                                                $    149,267       $    172,407        $    (29,554)
                                                            =================  =================   =================

        Collateral on derivative instruments

        Collateral posted by counterparties at December 31, 2014 and 2013 applicable to derivative instruments was $241,402 and $276,872, respectively, and is reflected in the consolidated balance sheets in short-term investments. The obligation to repay the collateral is reflected in the consolidated balance sheets in repurchase agreements, other borrowings and collateral on derivative instruments.

6.      OFFSETTING OF ASSETS AND LIABILITIES

        Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements are also in place requiring the Company or the counterparty to pledge collateral in the event minimum thresholds have been reached, typically related to the fair value of the outstanding derivatives. Additionally, certain of the
        Company's repurchase and reverse repurchase agreements provide for net settlement on termination of the agreement.

        The Company reports derivative instruments, repurchase agreements, and reverse repurchase agreements on a gross basis within the consolidated balance sheet. The tables below present the Company's gross and net derivative instruments and gross and net repurchase agreements by asset and liabilities for the Company as December 31, 2014 and 2013:

                                                                                          December 31, 2014
                                                                     ---------------------------------------------------------

                                                                      Gross Amounts
                                                                     Presented in the      Financial
                                                                         Balance          Instruments/            Net
                                                                          Sheet            Collateral           Amount
                                                                     -----------------  -----------------  ------------------
Offsetting of financial assets:
Derivative instruments                                                      $ 607,805          $ 241,402           $ 366,403
Reinsurance receivables - embedded derivatives
from reinsurance ceded                                                        357,738                  -             357,738
                                                                     -----------------  -----------------  ------------------
Total derivative instruments subject to a master
netting arrangement                                                           965,543            241,402             724,141
Reverse repurchase agreements                                                  98,300             98,300                   -
                                                                     -----------------  -----------------  ------------------
Total financial assets                                                    $ 1,063,843          $ 339,702           $ 724,141
                                                                     =================  =================  ==================

Offsetting of financial liabilities:
Derivative instruments                                                        $ 2,485                $ - #           $ 2,485
Investment-type insurance contracts - embedded derivatives                    284,982                  - #           284,982
                                                                     -----------------  -----------------  ------------------
Total derivatives subject to a master
netting arrangement                                                           287,467                  -             287,467
Repurchase agreements                                                       2,677,167          2,677,167                   -
                                                                     -----------------  -----------------  ------------------
Total financial liabilities                                               $ 2,964,634        $ 2,677,167           $ 287,467
                                                                     =================  =================  ==================

                                                                                         December 31, 2013
                                                                     ---------------------------------------------------------

                                                                      Gross Amounts
                                                                     Presented in the      Financial
                                                                         Balance          Instruments/            Net
                                                                          Sheet            Collateral           Amount
                                                                     -----------------  -----------------  ------------------
Offsetting of financial assets:
Derivative instruments                                                      $ 619,286                $ -           $ 619,286
Reinsurance receivables - embedded derivatives
from reinsurance ceded                                                        189,416                  -             189,416
                                                                     -----------------  -----------------  ------------------
Total derivative instruments subject to a master
netting arrangement                                                           808,702                  -             808,702
Reverse repurchase agreements                                                  70,000             70,000                   -
                                                                     -----------------  -----------------  ------------------
Total financial assets                                                      $ 878,702           $ 70,000           $ 808,702
                                                                     =================  =================  ==================

Offsetting of financial liabilities:
Derivative instruments                                                       $ 14,488                $ - #          $ 14,488
Investment-type insurance contracts - embedded derivatives                    286,801                  - #           286,801
                                                                     -----------------  -----------------  ------------------
Total derivatives subject to a master
netting arrangement                                                           301,289                  -             301,289
Repurchase agreements                                                       2,260,749          2,260,749                   -
                                                                     -----------------  -----------------  ------------------
Total financial liabilities                                               $ 2,562,038        $ 2,260,749           $ 301,289
                                                                     =================  =================  ==================

7.      NONCONTROLLING INTERESTS AND VARIABLE INTEREST ENTITIES

        In 2009, the Company completed a re-securitization transaction by transferring nonagency RMBS to a special interest entity, which then transferred the securities to a nonaffiliated Trust. The cash flows from the transferred securities will be used to service re-tranched and re-rated securities issued by the Trust. Upon completion of the re-securitization, the previous carrying amount of the transferred securities was allocated to the securities issued by the Trust. The beneficial interests in the remaining securities issued by the Trust had been retained by the Company and had a carrying value equal to the prior carrying value of the transferred securities less the carrying value allocated to the re-securitized securities sold. As of December 31,
        2014, the beneficial interests in the remaining securities had a book value of $89,960 and fair value of $102,607.

        In 2014, the Company invested in two special purpose vehicles ("SPVs"),
        Paris Finance II, LLC ("PF II")and Wattage Finance LLC ("Wattage"), that are designed to provide financing to underlying real estate and energy projects, respectively.

        The Company invested in 67% of the outstanding senior and subordinated debt of PF II. PF II's entire capitalization is made up of debt. PF II's management function is controlled by an investment manager, GPIM, over which the Company retains kick out rights. Due to insufficient equity at risk as well as the management function control by a third party, PF II is considered a VIE. As the Company is the holder of a majority of the beneficial interests of PF II and has authority to replace the investment manager, the Company is the primary beneficiary. As primary beneficiary the Company has included PF II's financial activity in the
        Company's consolidated financial statements.

        The noncontrolling interest included in stockholder's equity related to
        PF II as of December 31, 2014 is ($1,251). The related net loss attributable to noncontrolling interest for the year ended December 31,
        2014 for PF II is $1,251.

        The Company invested in 63% of the equity interest of Wattage which represents a majority of the total capitalization. Wattage's management function is controlled by GPIM, over which the Company retains kick out rights. Due to management control by a third party, Wattage is considered a VIE. As the Company is the holder of a majority of the beneficial interests of Wattage and has authority to replace the investment manager, the Company is the primary beneficiary. As primary beneficiary the Company has included Wattage's financial activity in the
        Company's consolidated financial statements.

        The noncontrolling interest included in stockholders' equity related to
        Wattage as of December 31, 2014 is $2,796. The related net loss attributable to noncontrolling interest for the year ended December 31,
        2014 for Wattage is $1,517.

        In addition, the Company has other investments in limited partnerships,
        SPVs, the previously discussed re-securitization trust and a private debt fund that are reviewed to determine if they are VIEs. The VIEs are primarily limited partnerships formed for the purpose of purchasing fixed income and private equity securities and SPVs formed for specific business purposes such as aircraft leasing. Financing for these VIEs is primarily accomplished through limited partnership contributions and various debt structures. For limited partnerships, the Company is a limited partner with no voting rights in the VIEs. For the SPVs, the
        Company is typically a senior and subordinated debt holder with limited voting rights, which voting rights are not significant enough to have the power to direct activities of the SPV. In the case of the SPVs, the
        Company reports its investment in these entities as a component of fixed maturity investments. The Company's involvement with the
        re-securitization trust and private debt fund is limited due to a third-party manager. Certain of these investments were determined to be
        VIEs, but in each case the Company has determined it is not the primary beneficiary. The determination was based on the conclusion that the
        Company does not have the power to direct the activities of the VIEs that most significantly impact the entities' economic performance.
        Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

        The Company's maximum exposure to loss is based on the carrying value of the limited partnerships, SPVs, the remaining beneficial interests held for the re-securitization trust and its investment in the private debt fund. The Company's carrying amount of its asset compared to its maximum exposure to loss as of December 31, 2014 is as follows:

   Limited partnerships
                                   Carrying amount of assets                  $ 977,601
                                   Maximum exposure to loss                     977,601
   Special Purpose Vehicles
                                   Carrying amount of assets                    472,262
                                   Maximum exposure to loss                     472,262
   Private debt fund
                                   Carrying amount of assets                    118,950
                                   Maximum exposure to loss                     118,950
   Re-securitization trust
                                   Beneficial interests held in trust           102,607
                                   Maximum exposure to loss                     102,607

8.      OTHER BORROWINGS

        At December 31, 2014, 2013 and 2012, the Company had outstanding borrowings of $1,129,870, $929,870 and $649,870, respectively from the
        FHLB in accordance with the terms of its membership agreement. The purpose of the borrowings is to complement the Company's repurchase agreement program. The borrowings are reported as a component of repurchase agreements, other borrowings and collateral on derivative instruments in the consolidated balance sheets. The borrowings outstanding at December 31, 2014 have maturity dates in February, August and December of 2015, March and June of 2016, and June of 2021. The
        interest rates on the outstanding borrowings range from 0.35% to 0.68%.
        Interest expense incurred during 2014, 2013 and 2011 was $ 5,245,
        $4,278, and $2,002, respectively, and is reported as a component of net investment income in the consolidated statements of income. The fair value of this borrowing approximates its reported value due to its short maturity.

        In accordance with the FHLB membership agreement, the Company was required to purchase FHLB common stock. At December 31, 2014, 2013 and
        2012 the Company held $55,195, $47,195 and $38,919 of FHLB common stock, respectively. In addition, the Company has posted mortgage loans and agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowing as collateral.

       On December 31, 2011 Solberg Re, an indirect wholly owned limited purpose subsidiary domiciled in the State of Iowa, secured an irrevocable standby letter of credit ("LOC") from a large commercial bank. On June 28, 2013, the LOC facility was amended to increase the aggregate maximum LOC amount, extend the term and increase the life insurance policies covered under the agreement. On June 30, 2014, the LOC facility was amended to increase the life insurance policies covered under the agreement. The term of the facility and the aggregate maximum issuance amount did not change in the 2014 amendment. The amended LOC, which has a term of 13 years, has an aggregate maximum issuance amount of $700,000, of which
       $513,954 and $411,492 were issued and outstanding at December 31, 2014 and 2013, respectively. The purpose of the LOC is to support redundant statutory required reserves on specific term life insurance policies issued by Midland National and North American and ceded to Solberg Re.
       The LOC can be drawn upon when actual policy benefits applicable to the specific life insurance term policies exceed specified thresholds.
       Solberg Re does not anticipate drawing funds against the LOC. Total credit facility origination costs of $5,814 were incurred and capitalized and are included in other receivables, other assets and property, plant and equipment on the consolidated balance sheets. The capitalized fees will be amortized over the original life of the facility. Amortization expense of $447 was recorded in 2014, 2013 and 2012, respectively. The
       Company expects to amortize $447 in each of the next five years. In addition, a quarterly fee equal to 1.45% per annum of the outstanding LOC was paid during part of 2013. As part of the 2013 LOC facility amendment, the quarterly fee was changed to 1.3855% per annum of the outstanding
       LOC, which will be paid during the remaining term of the facility. LOC fees of $6,284, $5,136 and $4,504 were incurred in 2014, 2013 and 2012, respectively.

        On December 31, 2012 MNL Re, another indirect wholly owned limited purpose subsidiary domiciled in the State of Iowa, secured a contingent note guarantee of specific risks on certain permanent life insurance policies assumed from Midland National and North American from an unrelated third party. The contingent note guarantee was amended on
        December 31, 2013 to increase the aggregate maximum guarantee amount, extend the term and increase the permanent life insurance policies covered under the agreement. On June 30, 2014, the contingent note was further amended to increase the aggregate maximum guarantee amount and increase the permanent life insurance policies covered under the agreement. This contingent note guarantee functions in a manner similar to a letter of credit. The contingent note guarantee has a term of 23 years and an aggregate maximum guarantee amount of $1,432,000, of which
        $704,550 and $417,440 was utilized at December 31, 2014 and 2013, respectively. MNL Re pays a fee to the guarantee provider equal to 0.65%
        per annum, payable quarterly, applied to the amount of the guarantee utilized. The contingent note guarantee can be drawn upon when actual policy benefits applicable to the specific permanent life insurance policies exceed certain thresholds. MNL Re does not anticipate drawing funds against the contingent note guarantee. For the years ended
        December 31, 2014, 2013 and 2012 fees incurred related to this contingent note guarantee were $3,420, $1,339 and $229 respectively.

9.      DAC, DSI and PVFP

        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31, 2014, 2013 and 2012 are as follows:

                                                                  2014                2013               2012
                                                            -----------------   -----------------  -----------------

DAC, beginning of year                                         $   1,481,675       $   1,205,520      $   1,247,354
Commissions deferred                                                 266,983             281,921            255,404
Underwriting and acquisition expenses deferred                        12,783              13,743             13,112
Change in offset to unrealized (gains) losses                       (118,432)            168,066           (108,999)
Amortization related to operations                                   (64,011)           (144,051)          (206,802)
Amortization related to realized gains                               (19,392)            (12,257)            (2,434)
Amortization related to derivatives (gains) losses                     7,255             (31,267)             7,885
                                                            -----------------   -----------------  -----------------

DAC, end of year                                               $   1,566,861       $   1,481,675      $   1,205,520
                                                            =================   =================  =================

        The composition of DSI for the years ended December 31, 2014, 2013 and
        2012 is summarized below:

                                                                  2014                2013               2012
                                                            -----------------   -----------------  -----------------

DSI, beginning of year                                          $    451,876        $    324,262       $    374,891
Sales inducement costs deferred                                      115,144             111,657             88,791
Change in offset to unrealized (gains) losses                        (58,339)             98,794            (60,497)
Amortization related to operations                                   (37,259)            (67,057)           (82,074)
Amortization related to realized gains                                (7,058)             (5,536)            (1,170)
Amortization related to derivatives (gains) losses                    (3,776)            (10,244)             4,321
                                                            -----------------   -----------------  -----------------

DSI, end of year                                                $    460,588        $    451,876       $    324,262
                                                            =================   =================  =================

        The composition of the PVFP for the years ended December 31, 2014, 2013 and 2012 is summarized below:

                                                                  2014                2013               2012
                                                            -----------------   -----------------  -----------------

PVFP, beginning of year                                          $    14,459         $    16,084        $    17,176
Amortization                                                             448              (1,625)            (1,092)
                                                            -----------------   -----------------  -----------------

PVFP, end of year                                                $    14,907         $    14,459        $    16,084
                                                            =================   =================  =================

10.     PROPERTY, PLANT AND EQUIPMENT

        The major classifications of property, plant and equipment recorded in the consolidated balance sheets as a component of other receivables, other assets and property, plant and equipment are as follows:

                                            Range of
                                          Useful Lives              2014                2013
                                        -----------------     ------------------  -----------------

Land                                           -                    $     3,029        $     3,029
Buildings and improvements               20 - 39 years                   20,792             18,746
Leasehold improvements                    4 - 40 years                    2,696              2,322
Furniture and fixtures                      10 years                      8,313              7,788
Computer equipment and software            3 - 10 years                  85,890             65,275
Other                                         5 years                        51                 51
                                                              ------------------  -----------------
                                                                        120,771             97,211
Accumulated depreciation                                                (54,032)           (40,201)
                                                              ------------------  -----------------
                                                                    $    66,739        $    57,010
                                                              ==================  =================

        Depreciation expense was $14,242, $8,644 and $6,423 for the years ended
        December 31, 2014, 2013 and 2012, respectively.

11.     REINSURANCE

        The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies.
        Reinsurance premiums and claims ceded and assumed for the years ended
        December 31 are as follows:

                                      2014                         2013                          2012
                          ---------------------------  ----------------------------  ----------------------------
                             Ceded        Assumed         Ceded         Assumed         Ceded         Assumed
                          ------------- -------------  -------------  -------------  -------------  -------------

Premiums and deposits
 on investment contracts   $   402,065   $   204,209    $   264,176    $   131,726    $   461,561    $   112,130

Claims and investment
 contract withdrawals          266,776        50,131        230,860         39,023        257,257         27,281

        The Company is party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from January
        1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity plans issued from April 1, 2005 through February 29,
        2008, and 50% of substantially all policies of specific annuity plans issued from March 1, 2008 through November 30, 2013. In these agreements, the Company agrees to withhold, on behalf of the reinsurer, assets equal to the statutory liabilities associated with these policies. The Company has netted the funds withheld liability of
        $4,210,916 and $4,221,227 against the reinsurance receivables of
        $4,924,463 and $4,735,912 in reinsurance receivables in the December 31,
        2014 and 2013 consolidated balance sheets, respectively. The reinsurance receivables contain embedded derivatives as discussed in Note 5.

        The Company is a party to a reinsurance agreement with North American.
        In this indemnity agreement, the Company assumes 80% of all policies issued by North American on or after January 1, 2014 of specific annuity plans. The Company retrocedes 100% of this business to a third party reinsurer through a modified coinsurance agreement.

        The Company is a party to a modified coinsurance agreement with a third-party reinsurer. This indemnity agreement covers 80% of all policies issued by the Company on or after January 1, 2014 of specific annuity plans along with 100% of the business the Company assumes from
        North American in the coinsurance agreement discussed in the previous paragraph. In this agreement, the Company retains, on behalf of the reinsurer, assets equal to the statutory liabilities associated with the reinsured policies.

        The Company is a party to a coinsurance agreement with Guggenheim Life and Annuity Company ("GLAC"), an affiliate. This is an indemnity agreement that covers 100% of all policies issued from January 1, 2008 through September 30, 2009 of specific annuity plans. Reinsurance receivables of $287,440 and $425,959 associated with this agreement are reported as a component of reinsurance receivables in the December 31,
        2014 and 2013 consolidated balance sheets, respectively.

        MNL Re has a coinsurance agreement with North American, which was subsequently amended and restated on December 31, 2013. On June 30,
        2014, the coinsurance agreement with North American was further amended to increase the life insurance policies covered under the agreement. In accordance with the coinsurance agreement North American ceded a defined block of permanent life insurance products to MNL Re. At December 31,
        2014 and 2013, MNL Re assumed reserves of $120,306 and $55,855, respectively, which are included in reinsurance receivables. MNL Re received premiums of $59,763, $35,013, and 42,135 from North American in
        2014, 2013, and 2012 respectively. MNL Re paid experience refunds to
        North American of $0, $158 and $1,152 in 2014, 2013 and 2012,
        respectively.

        On December 31, 2011, Solberg Re entered into a coinsurance agreement with North American. On June 28, 2013, the agreement was amended and extends the term and increase the life insurance policies covered under the agreement. In accordance with the coinsurance agreement North
        American ceded a defined block of term life insurance to Solberg Re. At
        December 31, 2014 and 2013, Solberg Re assumed reserves of $121,943 and
        $97,284, respectively, which are included in reinsurance receivables.
        Solberg Re received premiums of $61,826, $52,671 and $42,266 from North
        American in 2014, 2013, and 2012 respectively. In addition, Solberg Re received a reinsurance assumed risk charge of $9,823, $10,493, and
        $8,685 in 2014, 2013 and 2012, respectively from North American. Solberg
        Re paid an expense allowance of $19,153, $18,573 and $14,480 in 2014,
        2013 and 2012, respectively and paid claims of $17,417, $13,429, and
        $10,683 in 2014, 2013 and 2012 respectively to North American.

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

12.     NOTES PAYABLE

        On October 28, 2013, the Company issued a note payable to its parent,
        SFG, for $142,000. The note payable bears an interest rate of 7.5%
        payable semi-annually. The maturity date of the note is October 31,
        2043. The amount of interest accrued and incurred during 2014 and 2013 was $10,650 and $1,897, respectively. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division.

        On December 30, 2014, the Company issued a note payable to its parent,
        SFG, for $200,000. The note payable bears an interest rate of 7.0%
        payable semi-annually. The maturity date of the note is December 30,
        2044. No interest was accrued in 2014. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division.

        The remaining $41,440 of notes payable recognized on the Company's balance sheet relate to notes payable on Paris Finance II's that were issued to the noncontrolling interest holder.

13.     ACCUMULATED OTHER COMPREHENSIVE INCOME

        The components of accumulated OCI are as follows:

                                                                                         December 31,
                                                         --------------------------------------------------------------------------
                                                                                 Net Unrealized
                                                           Net Unrealized        (Gain) Loss on       Intangible
                                                           (Gain) Loss on          Non-Credit           Offset-
                                                         Available-For-Sale        Portion of       Net Unrealized     Pension
                                                             Securities            OTTI Losses        (Gain) Loss     Liability
                                                         ---------------------  ------------------ ------------------ -----------

Balance at December 31, 2012                                        2,744,556             (31,094)          (429,915)    (21,298)
Other comprehensive income before reclassifications                (1,655,689)             30,822            255,667       5,179
Reclassification adjustments                                         (111,456)                  -             15,182       2,768
                                                         ---------------------  ------------------ ------------------ -----------
Balance at December 31, 2013                                          977,411                (272)          (159,066)    (13,351)
Other comprehensive income before reclassifications                 1,597,278                 272           (173,695)     (3,045)
Reclassification adjustments                                         (183,758)                  -             19,180      16,395
                                                         ---------------------  ------------------ ------------------ -----------
Balance at December 31, 2014                                        2,390,931                   -           (313,581)          -
                                                         =====================  ================== ================== ===========

                                                                              December 31,
                                                         ----------------------------------------------------

                                                           Postretirement        Deferred
                                                              Liability        Income Taxes        Total
                                                         -------------------- ---------------- --------------

Balance at December 31, 2012                                          (6,171)        (789,627)     1,466,451
Other comprehensive income before reclassifications                   17,065          471,435       (875,521)
Reclassification adjustments                                            (926)          33,051        (61,381)
                                                         -------------------- ---------------- --------------
Balance at December 31, 2013                                           9,968         (285,141)       529,549
Other comprehensive income before reclassifications                   (6,969)        (494,845)       918,996
Reclassification adjustments                                          (1,035)          52,226        (96,992)
                                                         -------------------- ---------------- --------------
Balance at December 31, 2014                                           1,964         (727,760)     1,351,554
                                                         ==================== ================ ==============

        The following table sets forth the reclassification adjustments in accumulated other comprehensive income by component as reflected in the consolidated statements of income:

                                                                                    December 31, 2014
                                                     -------------------------------------------------------------------------------
                                                                         Intangible Offset-
                                                       Net Unrealized     Net Unrealized
                                                       (Gain) Loss on     (Gain) Loss on
                                                     Available-For-Sale  Available-For-Sale  Pension   Postretirement
                                                         Securities         Securities      Liability    Liability        Total
                                                     ------------------- ------------------ ---------- --------------- -------------

Net realized investment gains                                $ (183,758)               $ -        $ -             $ -    $ (183,758)
Amortization of deferred policy acquisition costs and
   present value of future profits of acquired businesses             -             19,546          -               -        19,546
Charges on interest sensitive and investment-type products            -             (7,723)         -               -        (7,723)
Benefits incurred                                                     -                299          -               -           299
Amortization of deferred sales inducements                            -              7,058          -               -         7,058

  other expenses deferred)
    Amortization of unrecognized pension items                        -                  -        917               -           917
    Pension plan settlement                                           -                  -     15,479               -        15,479
    Amortization of unrecognized postretirement items                 -                  -          -          (1,035)       (1,035)
                                                     ------------------- ------------------ ---------- --------------- -------------
Reclassifications before income taxes                          (183,758)            19,180     16,395          (1,035)     (149,218)
Income taxes                                                     64,315             (6,713)    (5,738)            362        52,226
                                                     ------------------- ------------------ ---------- --------------- -------------
Reclassification adjustments                                 $ (119,443)          $ 12,467   $ 10,657          $ (673)    $ (96,992)
                                                     =================== ================== ========== =============== =============

                                                                      -                  -          -               -

                                                                                   December 31, 2013
                                                     -------------------------------------------------------------------------------
                                                                         Intangible Offset-
                                                       Net Unrealized     Net Unrealized
                                                       (Gain) Loss on     (Gain) Loss on
                                                     Available-For-Sale  Available-For-Sale  Pension   Postretirement
                                                         Securities         Securities      Liability    Liability        Total
                                                     ------------------- ------------------ ---------- --------------- -------------
Net realized investment gains                                $ (111,456)               $ -        $ -             $ -    $ (111,456)
Amortization of deferred policy acquisition costs and
   present value of future profits of acquired businesses             -             12,496          -               -        12,496
Charges on interest sensitive and investment-type products            -             (2,850)         -               -        (2,850)
Amortization of deferred sales inducements                            -              5,536          -               -         5,536
    Realized capital gains (losses) on sales of investments
Operating and other expenses (net of commissions and
  other expenses deferred)
    Amortization of unrecognized pension items                        -                  -      2,768               -         2,768
    Postretirement curtailment                                        -                  -          -            (826)         (826)
    Amortization of unrecognized postretirement items                 -                  -          -            (100)         (100)
                                                     ------------------- ------------------ ---------- --------------- -------------
Reclassifications before income taxes                          (111,456)            15,182      2,768            (926)      (94,432)
Income taxes                                                     39,010             (5,314)      (969)            324        33,051
                                                     ------------------- ------------------ ---------- --------------- -------------
Reclassification adjustments                                  $ (72,446)           $ 9,868    $ 1,799          $ (602)    $ (61,381)
                                                     =================== ================== ========== =============== =============

        The unrealized gain (loss) on available-for-sale securities, certain interest rate swaps, and non-credit portion of OTTI losses is adjusted by intangibles and deferred income taxes and is included in the statements of comprehensive income.

14.     INCOME TAXES

        The significant components of income tax expense are as follows:

                                                                   2014               2013               2012
                                                             -----------------  -----------------  ------------------

Current                                                          $    298,776        $    32,642         $    50,807
Deferred                                                              (17,727)           199,847              86,702
                                                             -----------------  -----------------  ------------------
    Total income tax expense                                     $    281,049       $    232,489        $    137,509
                                                             =================  =================  ==================

        Total income tax expense attributable to income before taxes differs from the amounts that would result from applying the U.S. federal statutory income tax rate of 35% in 2014, 2013 and 2011 as follows:

                                                                   2014               2013               2012
                                                             -----------------  -----------------  ------------------

At statutory federal income tax rate                             $    306,394       $    260,018        $    166,407
Dividends received deductions                                          (2,078)            (1,572)             (1,726)
Nondeductible ESOP expense                                              7,486              7,024               6,538
Tax credits                                                           (34,201)           (33,668)            (33,680)
Other, net                                                              3,448                687                 (30)
                                                             -----------------  -----------------  ------------------
    Total income tax expense                                        $ 281,049          $ 232,489           $ 137,509
                                                             =================  =================  ==================

        The tax effects of temporary differences that give rise to significant portions of deferred income tax assets and deferred income tax liabilities at December 31, 2014 and 2013 are as follows:

                                                                   2014               2013
                                                             -----------------  -----------------

Deferred income tax assets
    Policy liabilities and reserves                              $    629,610       $    686,533
    Other, net                                                         60,329             56,719
                                                             -----------------  -----------------
              Total deferred income tax assets                        689,939            743,252
                                                             -----------------  -----------------
Deferred income tax liabilities
    Present value of future profits of acquired business               (5,218)            (5,061)
    Investments                                                      (994,454)          (660,640)
    Deferred policy acquisition costs and deferred sales
     inducements                                                     (586,952)          (549,345)
                                                             -----------------  -----------------
              Total deferred income tax liabilities                (1,586,624)        (1,215,046)
                                                             -----------------  -----------------
              Net deferred income tax asset (liability)          $   (896,685)      $   (471,794)
                                                             =================  =================

        If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized.
        Based upon a review of the Company's anticipated future taxable income and after considering all other available evidence, both positive and negative, the Company's management concluded that it is more likely than not that the gross deferred tax assets will be realized, and no valuation allowance is necessary.

        The Company has not established a liability for unrecognized tax benefits and does not expect this to change during the next twelve months. The Company recognizes interest and/or penalties as a component of tax expense. The Company did not have any accrued interest and penalties at December 31, 2014 and 2013.

        The IRS concluded an examination of the Company's income tax returns through 2008 and has conducted surveys of the income tax returns for years 2009 through 2012.

15.     OPERATING LEASES

        The Company leases certain equipment and office space. Rental expense of
        $3,923, $3,883 and $3,824 was incurred in 2014, 2013 and 2012, respectively. Approximate future minimum lease payments under noncancellable leases are as follows:

     Year ending December 31,
     ------------------------
     2015                                         $ 2,447
     2016                                           2,839
     2017                                           2,952
     2018                                           2,993
     2019                                           3,034
     Thereafter                                     5,206
                                          ----------------
                                                 $ 19,471
                                          ================

16.     EMPLOYEE BENEFIT PLANS

        Defined benefit pension plan and post-retirement health care benefits

        The Company had a noncontributory defined benefit pension plan ("Pension
        Plan") covering certain full-time employees which was terminated on July
        18, 2014. In 2004, the Company approved a plan amendment to freeze the participant's accounts of the Pension Plan, which had the effect of establishing each participant's earned accrued benefit as of December
        31, 2004. As a result of the plan termination, the liability to plan participants was settled through the purchase of nonparticipating annuity contracts and lump sum payments. The Company recorded a nonrecurring settlement loss of approximately $15,479. Plan assets remaining in the Pension Plan after termination payouts and payment of certain plan expenses will be transferred to the Employee Stock
        Ownership Plan ("ESOP") in accordance with IRC ss. 409 and will not be subject to excise tax.

       Retiree Medical Plan

        The Company provides certain post-retirement health care benefits through a health and welfare benefit plan ("Retiree Medical Plan") and life insurance benefits for eligible active and retired employees.

        The information for the Pension Plan and Retiree Medical Plan at
        December 31 is as follows:

                                                            Pension Plan                 Other Benefit Plan
                                                        2014            2013            2014            2013
                                                    --------------  --------------  --------------  --------------
Obligation and funded status
Accumulated benefit obligation                          $       -    $    (52,094)   $    (24,311)   $    (16,008)
Fair value of plan assets                                       -          49,064               -               -
                                                    --------------  --------------  --------------  --------------
Underfunded status                                      $       -     $    (3,030)   $    (24,311)   $    (16,008)
                                                    ==============  ==============  ==============  ==============
Accrued benefit liability recognized
in other liabilities                                    $       -     $    (3,030)   $    (24,310)   $    (16,008)
                                                    ==============  ==============  ==============  ==============

Changes in liability for benefits recognized in
   accumulated OCI (pre-tax)
Beginning balance                                       $ (13,351)   $    (21,298)        $ 9,968     $    (6,171)
Net (gain) loss amortized into net periodic
  benefit cost                                             12,434           2,768          (6,969)          4,917
Net gain (loss) arising during the period                     917           5,179              30             191
Net curtailment effect                                          -               -               -           1,978
Prior service costs arising during period                       -               -               -           9,345
Amortization of prior service costs                             -               -          (1,065)           (292)
                                                    --------------  --------------  --------------  --------------
Balance at December 31                                        $ -    $    (13,351)        $ 1,964     $     9,968
                                                    ==============  ==============  ==============  ==============

Changes in deferred taxes recognized in
   accumulated OCI                                        $ 4,673     $     2,781        $ (2,802)    $     5,649
                                                    ==============  ==============  ==============  ==============

                                                              Pension Plan                   Other Benefit Plan
                                                    --------------------------------- ----------------------------------
                                                      2014        2013       2012       2014         2013        2012
                                                    ----------  ---------- ---------- ----------   ---------   ---------
Additional information
Net periodic benefit income (costs)                    $ (377)   $ (1,933)  $ (1,374)    $ (702)   $ (1,207)   $  2,495
Settlement expense                                    (15,479)          -          -          -         826           -
Employer contributions                                  6,005           -          -        405         110         269
Employee contributions                                      -           -          -         86         329         325
Benefit payments                                       56,473       1,504      1,242        491         526         697

Actuarial assumptions
Weighted-average assumptions used to determine benefit
             obligations as of December 31:
                      Discount rate                    N/A        4.70%      3.82%      3.79%       4.75%       3.95%
                      Expected return on plan assets   N/A        6.50%      7.00%       N/A         N/A         N/A

Weighted-average assumptions used to determine net
             costs for the years ended December 31:
                      Discount rate                    N/A        3.82%      4.27%      4.75%      3.95% / 4.71%4.28%
                      Expected return on plan assets   N/A        6.50%      7.00%       N/A          N/A         N/A

        The assumed initial annual rate of increase in the per capita cost of covered healthcare benefits was 8.7% and 5.4% in 2014 and 2013, respectively, grading down to 4.50% by 2084.

        Employee stock ownership plan

       The Company participates in an Employee Stock Ownership Plan ("ESOP")
       sponsored by SEI covering certain full-time employees. Prior to 2010, the majority of SEI's stock was held in the Charles A. Sammons 1987
       Charitable Remainder Trust Number Two (the "CRT"). Prior to his death in
       1988, Charles A. Sammons, the founder of SEI, established the CRT. The death of his widow, Elaine D. Sammons, in January 2009, initiated the process of settling the CRT. In January 2010, the 7,664,402 shares of the
       SEI stock held by the CRT were transferred to the ESOP (the "Transfer")
       as unallocated shares, which completed the settlement of the CRT. As of
       December 31, 2013 the ESOP owns 100% of the outstanding stock of SEI.

        Compensation expense of $21,389, $20,070 and $18,680 for 2014, 2013 and
        2012, respectively, was recorded related to the ESOP.

17.     STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

        The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
        ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        The prescribed and permitted practices used by the Company in 2014 include the following:

        o       In 2006 Iowa issued a prescribed practice that instructs
                insurance companies to use other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. As a result, the Company carries the assets of the separate accounts related to its bank owned life insurance products at book value.

        o       In 2008 Iowa issued a prescribed practice that instructs
                insurance companies to account for call option derivative assets that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices at
                amortized cost. Other derivative instruments such as indexed futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for these instruments does not exist. As a result, the Company elected to establish a voluntary reserve to offset increases in the values of these other derivative instruments. The prescribed practice also provides guidance to determine indexed annuity reserve
                calculations based on the Guideline 35 Reserve assuming the market value of the call option(s) associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited
                interest is reflected in the reserve as realized, based on actual index performance. The Company adopted this prescribed practice in 2008.

        o       The state of Iowa permits limited purpose captive insurance companies to assume certain redundant insurance reserves.
                Solberg Re and MNL re assume redundant reserves from Midland
                National and North American that are secured by an LOC and contingent note guarantee that provided combined statutory-based surplus relief of $1,218,504 at December 31, 2014.

        The combined effect of applying these prescribed practices in 2014 decreased the Company's statutory-based surplus by $26,045. The risk-based capital excluding the effect of these prescribed practices would not have resulted in a regulatory trigger event.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to notification of regulatory authorities.
        The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory income (generally, the greater of prior year statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of
        $369,251, $122,441 and $75,523 in 2014, 2013 and 2012, respectively.
        Dividends payable in 2015 up to approximately $279,422 will not require prior approval of regulatory authorities.

        The statutory net gain from operations of the Company for the years ended December 31, 2014, 2013 and 2012, was $258,889, $460,689 and
        $359,533, respectively, and reported surplus at December 31, 2014, 2013 and 2012, was $2,794,217, $2,563,054 and $2,124,326, respectively, in accordance with statutory accounting principles.

18.     OTHER RELATED PARTY TRANSACTIONS

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $10,525, $11,393 and $9,568 in 2014,
        2013 and 2012, respectively, related to these contracts.

        The Company issued guaranteed investment contracts to SEI for $102,000.
        These contracts are included in policyholder account balances in the accompanying consolidated balance sheet at December 31, 2014. The contracts pay 1% interest and mature in equal monthly installments over a one year period. Each installment may be renewed for an additional one year period. Interest incurred on these contracts were $1,021 and $153 in 2014 and 2013, respectively.

        SEI has a noncontrolling interest in Guggenheim Capital, L.L.C.
        ("Guggenheim"), a diversified financial services firm that operates businesses in capital markets, investment management, insurance services and solutions, wealth management and merchant banking.

        GPIM provides investment management services for the Company. During
        2014, 2013 and 2012, the Company incurred expense of $35,257, $31,616 and $27,989, respectively, for these investment management services. The fee is calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

        Guggenheim Commercial Real Estate Finance, L.L.C. (an indirect subsidiary of Guggenheim) provides commercial mortgage loan origination and servicing services for the Company. During 2014 and 2013, the
        Company incurred expense of $4,177 and $2,312, respectively, for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.

        The Company had a $98,300 reverse repurchase agreement with Guggenheim
        Aircraft Opportunity Fund, L.P. (a limited partnership managed by
        Guggenheim). The reverse repurchase agreement is reported in short-term investments in the consolidated balance sheets, has an initial term of
        364 days, is renewable and earns an interest rate of 3.92%. The Company earned $87 and $193 from this agreement in 2014 and 2013, respectively.

        At December 31, 2014, the Company holds various investment securities issued by Guggenheim and its affiliates. These securities are reported in fixed maturities, available-for-sale in the accompanying consolidated balance sheet at December 31, 2014 and include securities issued by
        Guggenheim (4.25% interest, $69,602 par, $69,080 reported value, due
        2020) and Security Benefit Life Insurance Company (7.45% interest,
        $24,313 par, $30,442 reported value, due 2033).

        The Company provided specified accounting and financial reporting services to GLAC in accordance with a service contract which terminated effective August 15, 2013. The service fees received were $361 in 2013.

        The Company is party to two coinsurance agreements with GLAC. See Note
        11 for further discussion of these transactions.

        The Company pays sales commissions to Sammons Securities Company, LLC
        ("SSC"), a registered broker dealer, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $329, $577 and $557 in 2014, 2013 and 2012, respectively, related to SSC sales. On July 1, 2014, SSC was sold to an unaffiliated 3rd party.

        The Company is a party to a reinsurance agreement with North American.
        See Note 11 for further discussion of these transactions.

19.     COMMITMENTS AND CONTINGENCIES

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in aggregate, will not materially affect the Company's financial position or results of operations.

        The Company is a party to various agreements with state regulators on the use of the Social Security Administration's Death Master File (the
        "DMF") in determining whether an insured has died. These agreements address whether the Company is liable for a death benefit, or for the escheatment of the value of a death benefit, even in situations where the beneficiary has not filed a claim. The Company has reviewed information obtained from the DMF and reported a liability at December
        31, 2014 of $15,905 in anticipation of discovering unreported death claims.

        At December 31, 2014, the Company had outstanding capital commitments to limited partnerships of $111,650.

        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2014, the Company had $29,651 of outstanding private placement bond funding commitments.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the consolidated financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

20.     SUBSEQUENT EVENTS

        The Company evaluated subsequent events through March 27, 2015 which is the date the consolidated financial statements were available to be issued. There were no subsequent event transactions that required disclosure in the consolidated financial statements.

Midland National Life

Insurance Company

Separate Account A

Financial Statements

December 31, 2015 and 2014

Midland National Life Insurance Company
Separate Account A
Index
------------------------------------------------------------------------------------------

                                                                                   Page(s)

Report of Independent Registered Public Accounting Firm.................................1

Financial Statements

Statements of Assets and Liabilities, Operations and Changes in Net Assets...........2-64

Notes to Financial Statements.......................................................65-83

                 Report of Independent Registered Public Accounting Firm

To the Board of Directors of Midland National Life Insurance Company and
Midland National Life Insurance Company Separate Account A Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position for each of the sub accounts listed in Note 1 of Midland National Life Insurance Company Separate Account A at December 31, 2015 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Midland National Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (placecountry-regionUnited States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the number of shares owned at December 31, 2015 by correspondence with underlying registered investment companies, provide a reasonable basis for our opinion.

April 26, 2016
PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300, Des Moines, IA 50309
T: (515)246-3800, F: (515) 246- 3811, www.pwc.com/us
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Government Money Market Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 1,710
     7,036,448 shares (cost $7,036,448)      $ 7,036,448       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                          1,710
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 7,036,448       Administrative expense                               885
                                           --------------
                                                               Mortality and expense risk                        27,851
                                                                                                          --------------

                                                                                                                 28,736
                                                                                                          --------------

                                                            Net investment loss                                 (27,026)

                                                           Realized and change in unrealized gains
                                                           on investments
                                                             Net realized gains on investments                        -
                                                             Change in net unrealized appreciation on
                                                              investments                                             -
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (27,026)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,688,038        $ 7,386,343

 Net decrease in net assets resulting from operations                                        (27,026)           (34,759)

Capital shares transactions
   Net premiums                                                                              543,620            585,188
   Transfers of policy loans                                                                 155,596            (75,157)
   Transfers of cost of insurance                                                           (556,773)          (591,128)
   Transfers of surrenders                                                                  (252,068)          (535,573)
   Transfers of death benefits                                                               (32,579)                 -
   Transfers of other terminations                                                           (57,821)           (66,963)
   Interfund and net transfers to general account                                          1,575,461           (979,913)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                      1,375,436         (1,663,546)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                   1,348,410         (1,698,305)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 7,036,448        $ 5,688,038
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   2
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - High Income Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 398,187
     1,139,772 shares (cost $6,387,751)      $ 5,641,870       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                        398,187
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 5,641,870       Administrative expense                             3,048
                                           --------------
                                                               Mortality and expense risk                        38,038
                                                                                                          --------------

                                                                                                                 41,086
                                                                                                          --------------

                                                            Net investment income                               357,101

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                (268,242)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (447,900)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (359,041)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 6,447,277        $ 6,814,943

 Net (decrease) increase in net assets resulting from operations                            (359,041)            53,237

Capital shares transactions
   Net premiums                                                                              465,912            379,808
   Transfers of policy loans                                                                 123,222            166,702
   Transfers of cost of insurance                                                           (463,428)          (448,856)
   Transfers of surrenders                                                                  (354,299)          (427,470)
   Transfers of death benefits                                                                (4,019)                 -
   Transfers of other terminations                                                           (91,795)           (42,086)
   Interfund and net transfers to general account                                           (121,959)           (49,001)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (446,366)          (420,903)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (805,407)          (367,666)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 5,641,870        $ 6,447,277
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   3
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Equity-Income Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 636,396
     927,530 shares (cost $19,117,182)      $ 18,977,265       Capital gains distributions                    1,917,201
                                                                                                          --------------

Liabilities                                            -                                                      2,553,597
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 18,977,265       Administrative expense                            12,590
                                           --------------
                                                               Mortality and expense risk                       113,653
                                                                                                          --------------

                                                                                                                126,243
                                                                                                          --------------

                                                            Net investment income                             2,427,354

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  347,799
                                                             Change in net unrealized depreciation on
                                                              investments                                    (3,689,963)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (914,810)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 21,407,733       $ 21,025,103

 Net (decrease) increase in net assets resulting from operations                            (914,810)         1,640,333

Capital shares transactions
   Net premiums                                                                            1,294,524          1,397,465
   Transfers of policy loans                                                                 364,917            403,311
   Transfers of cost of insurance                                                         (1,307,755)        (1,357,409)
   Transfers of surrenders                                                                  (816,739)          (951,378)
   Transfers of death benefits                                                               (52,557)                 -
   Transfers of other terminations                                                          (137,416)          (173,424)
   Interfund and net transfers to general account                                           (860,632)          (576,268)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (1,515,658)        (1,257,703)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (2,430,468)           382,630
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 18,977,265       $ 21,407,733
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   4
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 100,845
     590,528 shares (cost $25,148,006)      $ 38,827,201       Capital gains distributions                    1,209,074
                                                                                                          --------------

Liabilities                                            -                                                      1,309,919
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 38,827,201       Administrative expense                            22,147
                                           --------------
                                                               Mortality and expense risk                       213,332
                                                                                                          --------------

                                                                                                                235,479
                                                                                                          --------------

                                                            Net investment income                             1,074,440

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                1,998,877
                                                             Change in net unrealized depreciation on
                                                              investments                                      (691,102)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                      $ 2,382,215
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 39,401,396       $ 39,649,841

 Net increase in net assets resulting from operations                                      2,382,215          4,214,882

Capital shares transactions
   Net premiums                                                                            2,554,723          2,873,250
   Transfers of policy loans                                                                 551,178            749,275
   Transfers of cost of insurance                                                         (2,432,640)        (2,509,812)
   Transfers of surrenders                                                                (1,532,268)        (2,168,191)
   Transfers of death benefits                                                              (462,204)              (300)
   Transfers of other terminations                                                          (276,193)          (284,418)
   Interfund and net transfers to general account                                         (1,359,006)        (3,123,131)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (2,956,410)        (4,463,327)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (574,195)          (248,445)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 38,827,201       $ 39,401,396
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   5
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Overseas Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 153,244
     572,986 shares (cost $10,567,563)      $ 10,932,570       Capital gains distributions                       11,310
                                                                                                          --------------

Liabilities                                            -                                                        164,554
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 10,932,570       Administrative expense                             3,697
                                           --------------
                                                               Mortality and expense risk                        66,693
                                                                                                          --------------

                                                                                                                 70,390
                                                                                                          --------------

                                                            Net investment income                                94,164

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  411,090
                                                             Change in net unrealized depreciation on
                                                              investments                                      (129,076)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 376,178
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 11,181,455       $ 12,921,417

 Net increase (decrease) in net assets resulting from operations                             376,178         (1,140,702)

Capital shares transactions
   Net premiums                                                                              818,174            892,359
   Transfers of policy loans                                                                 259,905            272,747
   Transfers of cost of insurance                                                           (706,911)          (716,466)
   Transfers of surrenders                                                                  (475,875)          (615,510)
   Transfers of death benefits                                                               (47,253)                 -
   Transfers of other terminations                                                          (145,152)           (97,272)
   Interfund and net transfers to general account                                           (327,951)          (335,118)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (625,063)          (599,260)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (248,885)        (1,739,962)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 10,932,570       $ 11,181,455
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   6
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Mid Cap Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 123,505
     717,920 shares (cost $25,121,043)      $ 23,440,075       Capital gains distributions                    3,065,206
                                                                                                          --------------

Liabilities                                            -                                                      3,188,711
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 23,440,075       Administrative expense                             1,052
                                           --------------
                                                               Mortality and expense risk                        99,543
                                                                                                          --------------

                                                                                                                100,595
                                                                                                          --------------

                                                            Net investment income                             3,088,116

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   61,465
                                                             Change in net unrealized depreciation on
                                                              investments                                    (3,507,992)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (358,411)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 26,394,024       $ 27,500,667

 Net (decrease) increase in net assets resulting from operations                            (358,411)         1,370,078

Capital shares transactions
   Net premiums                                                                            1,225,276          1,512,797
   Transfers of policy loans                                                                 227,077            315,806
   Transfers of cost of insurance                                                         (1,182,589)        (1,203,122)
   Transfers of surrenders                                                                (1,267,923)        (1,170,710)
   Transfers of death benefits                                                              (302,057)                 -
   Transfers of other terminations                                                          (231,790)          (273,471)
   Interfund and net transfers to general account                                         (1,063,532)        (1,658,021)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (2,595,538)        (2,476,721)
                                                                                       --------------     --------------

 Total decrease in net assets                                                             (2,953,949)        (1,106,643)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 23,440,075       $ 26,394,024
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   7
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom Income Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                    $ 993
     5,093 shares (cost $51,898)                $ 54,905       Capital gains distributions                           75
                                                                                                          --------------

Liabilities                                            -                                                          1,068
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                      $ 54,905       Administrative expense                                 1
                                           --------------
                                                               Mortality and expense risk                           466
                                                                                                          --------------

                                                                                                                    467
                                                                                                          --------------

                                                            Net investment income                                   601

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                      383
                                                             Change in net unrealized depreciation on
                                                              investments                                        (1,646)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                           $ (662)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                             $ 53,550           $ 49,068

 Net (decrease) increase in net assets resulting from operations                                (662)             1,423

Capital shares transactions
   Net premiums                                                                                1,091                932
   Transfers of policy loans                                                                       -                  -
   Transfers of cost of insurance                                                             (2,052)            (1,807)
   Transfers of surrenders                                                                         -                  -
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                                 -                  -
   Interfund and net transfers to general account                                              2,978              3,934
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                     2,017              3,059
                                                                                       --------------     --------------

 Total increase in net assets                                                                  1,355              4,482
                                                                                       --------------     --------------

Net assets at end of year                                                                   $ 54,905           $ 53,550
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   8
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2010 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     0 shares (cost $0)                              $ -       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                              -
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                           $ -       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                            38
                                                                                                          --------------

                                                                                                                     38
                                                                                                          --------------

                                                            Net investment loss                                     (38)

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                  (1,298)
                                                             Change in net unrealized appreciation on
                                                              investments                                             -
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (1,336)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                                  $ -            $ 1,290

 Net decrease in net assets resulting from operations                                         (1,336)               (27)

Capital shares transactions
   Net premiums                                                                                    -                  -
   Transfers of policy loans                                                                       -                  -
   Transfers of cost of insurance                                                                (58)               (17)
   Transfers of surrenders                                                                         -                  -
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                                 -             (1,246)
   Interfund and net transfers to general account                                              1,394                  -
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                          1,336             (1,263)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                           -             (1,290)
                                                                                       --------------     --------------

Net assets at end of year                                                                        $ -                $ -
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   9
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2015 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 4,505
     19,644 shares (cost $246,739)             $ 240,447       Capital gains distributions                          892
                                                                                                          --------------

Liabilities                                            -                                                          5,397
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 240,447       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                           229
                                                                                                          --------------

                                                                                                                    229
                                                                                                          --------------

                                                            Net investment income                                 5,168

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                      424
                                                             Change in net unrealized depreciation on
                                                              investments                                        (8,965)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (3,373)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                             $ 55,068           $ 41,773

 Net (decrease) increase in net assets resulting from operations                              (3,373)             2,212

Capital shares transactions
   Net premiums                                                                                5,150              1,519
   Transfers of policy loans                                                                     220              3,681
   Transfers of cost of insurance                                                             (5,432)            (5,196)
   Transfers of surrenders                                                                         -                  4
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                                 -             (5,490)
   Interfund and net transfers to general account                                            188,814             16,565
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   188,752             11,083
                                                                                       --------------     --------------

 Total increase in net assets                                                                185,379             13,295
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 240,447           $ 55,068
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   10
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2020 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 6,914
     29,118 shares (cost $367,302)             $ 362,222       Capital gains distributions                        1,696
                                                                                                          --------------

Liabilities                                            -                                                          8,610
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 362,222       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                           745
                                                                                                          --------------

                                                                                                                    745
                                                                                                          --------------

                                                            Net investment income                                 7,865

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                    3,994
                                                             Change in net unrealized depreciation on
                                                              investments                                       (12,483)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                           $ (624)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 526,847          $ 230,517

 Net (decrease) increase in net assets resulting from operations                                (624)            16,686

Capital shares transactions
   Net premiums                                                                               75,846            157,488
   Transfers of policy loans                                                                     474             39,537
   Transfers of cost of insurance                                                            (10,706)           (11,376)
   Transfers of surrenders                                                                  (190,968)           (24,149)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                                 -                  -
   Interfund and net transfers to general account                                            (38,647)           118,144
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                       (164,001)           279,644
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (164,625)           296,330
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 362,222          $ 526,847
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   11
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2025 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 4,367
     18,083 shares (cost $240,772)             $ 231,820       Capital gains distributions                        1,216
                                                                                                          --------------

Liabilities                                            -                                                          5,583
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 231,820       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                           885
                                                                                                          --------------

                                                                                                                    885
                                                                                                          --------------

                                                            Net investment income                                 4,698

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                    4,110
                                                             Change in net unrealized depreciation on
                                                              investments                                       (10,930)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (2,122)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 198,946           $ 65,749

 Net (decrease) increase in net assets resulting from operations                              (2,122)             3,006

Capital shares transactions
   Net premiums                                                                               14,184             12,030
   Transfers of policy loans                                                                   7,379                907
   Transfers of cost of insurance                                                            (11,296)            (6,405)
   Transfers of surrenders                                                                    (1,287)            (7,505)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                                 -             (1,000)
   Interfund and net transfers to general account                                             26,016            132,164
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                    34,996            130,191
                                                                                       --------------     --------------

 Total increase in net assets                                                                 32,874            133,197
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 231,820          $ 198,946
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   12
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I - Freedom 2030 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 13,051
     57,301 shares (cost $737,188)             $ 726,575       Capital gains distributions                        3,729
                                                                                                          --------------

Liabilities                                            -                                                         16,780
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 726,575       Administrative expense                                 1
                                           --------------
                                                               Mortality and expense risk                           840
                                                                                                          --------------

                                                                                                                    841
                                                                                                          --------------

                                                            Net investment income                                15,939

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                    4,465
                                                             Change in net unrealized depreciation on
                                                              investments                                       (28,185)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (7,781)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 551,468          $ 200,132

 Net (decrease) increase in net assets resulting from operations                              (7,781)            21,484

Capital shares transactions
   Net premiums                                                                               88,274             69,170
   Transfers of policy loans                                                                   3,180              1,359
   Transfers of cost of insurance                                                            (13,125)           (24,043)
   Transfers of surrenders                                                                         -            (38,385)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                              (490)                 -
   Interfund and net transfers to general account                                            105,049            321,751
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   182,888            329,852
                                                                                       --------------     --------------

 Total increase in net assets                                                                175,107            351,336
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 726,575          $ 551,468
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   13
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Asset Manager Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 85,517
     328,792 shares (cost $4,919,979)        $ 5,181,758       Capital gains distributions                      382,014
                                                                                                          --------------

Liabilities                                            -                                                        467,531
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 5,181,758       Administrative expense                             6,311
                                           --------------
                                                               Mortality and expense risk                        38,041
                                                                                                          --------------

                                                                                                                 44,352
                                                                                                          --------------

                                                            Net investment income                               423,179

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  105,128
                                                             Change in net unrealized depreciation on
                                                              investments                                      (560,256)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (31,949)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,635,644        $ 5,760,231

 Net (decrease) increase in net assets resulting from operations                             (31,949)           282,875

Capital shares transactions
   Net premiums                                                                              318,442            360,446
   Transfers of policy loans                                                                 137,729            227,775
   Transfers of cost of insurance                                                           (410,896)          (424,763)
   Transfers of surrenders                                                                  (328,038)          (191,730)
   Transfers of death benefits                                                                (4,431)                 -
   Transfers of other terminations                                                           (37,242)           (28,645)
   Interfund and net transfers to general account                                            (97,501)          (350,545)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (421,937)          (407,462)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (453,886)          (124,587)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 5,181,758        $ 5,635,644
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   14
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Investment Grade Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 277,292
     843,776 shares (cost $10,889,215)      $ 10,437,509       Capital gains distributions                        9,665
                                                                                                          --------------

Liabilities                                            -                                                        286,957
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 10,437,509       Administrative expense                             1,416
                                           --------------
                                                               Mortality and expense risk                        43,998
                                                                                                          --------------

                                                                                                                 45,414
                                                                                                          --------------

                                                            Net investment income                               241,543

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (38,817)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (303,409)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (100,683)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 11,411,261       $ 11,789,494

 Net (decrease) increase in net assets resulting from operations                            (100,683)           567,551

Capital shares transactions
   Net premiums                                                                              603,375            687,629
   Transfers of policy loans                                                                 136,029            166,754
   Transfers of cost of insurance                                                           (668,813)          (741,641)
   Transfers of surrenders                                                                  (284,759)          (398,548)
   Transfers of death benefits                                                               (18,887)                 -
   Transfers of other terminations                                                           (48,632)          (106,406)
   Interfund and net transfers to general account                                           (591,382)          (553,572)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (873,069)          (945,784)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (973,752)          (378,233)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 10,437,509       $ 11,411,261
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   15
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Index 500 Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 1,174,456
     278,767 shares (cost $43,866,887)      $ 57,545,812       Capital gains distributions                       39,776
                                                                                                          --------------

Liabilities                                            -                                                      1,214,232
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 57,545,812       Administrative expense                             8,049
                                           --------------
                                                               Mortality and expense risk                       294,526
                                                                                                          --------------

                                                                                                                302,575
                                                                                                          --------------

                                                            Net investment income                               911,657

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                4,729,175
                                                             Change in net unrealized depreciation on
                                                              investments                                    (5,122,860)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 517,972
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 63,557,897       $ 60,613,184

 Net increase in net assets resulting from operations                                        517,972          7,512,983

Capital shares transactions
   Net premiums                                                                            4,037,065          4,226,784
   Transfers of policy loans                                                                 887,423            800,487
   Transfers of cost of insurance                                                         (3,314,775)        (3,443,977)
   Transfers of surrenders                                                                (2,563,839)        (3,062,368)
   Transfers of death benefits                                                              (998,458)                 -
   Transfers of other terminations                                                          (569,748)          (556,189)
   Interfund and net transfers to general account                                         (4,007,725)        (2,533,007)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (6,530,057)        (4,568,270)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (6,012,085)         2,944,713
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 57,545,812       $ 63,557,897
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   16
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Contrafund Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 539,842
     1,486,486 shares (cost $41,523,372)    $ 50,421,595       Capital gains distributions                    4,746,542
                                                                                                          --------------

Liabilities                                            -                                                      5,286,384
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 50,421,595       Administrative expense                             9,596
                                           --------------
                                                               Mortality and expense risk                       246,724
                                                                                                          --------------

                                                                                                                256,320
                                                                                                          --------------

                                                            Net investment income                             5,030,064

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                2,755,334
                                                             Change in net unrealized depreciation on
                                                              investments                                    (7,644,412)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 140,986
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 54,337,255       $ 50,724,087

 Net increase in net assets resulting from operations                                        140,986          5,682,631

Capital shares transactions
   Net premiums                                                                            2,814,094          2,866,072
   Transfers of policy loans                                                                 929,492            765,611
   Transfers of cost of insurance                                                         (2,474,138)        (2,524,121)
   Transfers of surrenders                                                                (2,150,335)        (2,578,434)
   Transfers of death benefits                                                              (313,296)              (303)
   Transfers of other terminations                                                          (507,620)          (378,727)
   Interfund and net transfers to general account                                         (2,354,843)          (219,561)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (4,056,646)        (2,069,463)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (3,915,660)         3,613,168
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 50,421,595       $ 54,337,255
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   17
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II - Asset Manager: Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 40,729
     171,610 shares (cost $2,521,818)        $ 3,245,148       Capital gains distributions                        2,036
                                                                                                          --------------

Liabilities                                            -                                                         42,765
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 3,245,148       Administrative expense                             1,712
                                           --------------
                                                               Mortality and expense risk                        18,223
                                                                                                          --------------

                                                                                                                 19,935
                                                                                                          --------------

                                                            Net investment income                                22,830

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  108,287
                                                             Change in net unrealized depreciation on
                                                              investments                                      (155,212)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (24,095)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 3,283,814        $ 3,495,069

 Net (decrease) increase in net assets resulting from operations                             (24,095)           182,522

Capital shares transactions
   Net premiums                                                                              264,923            225,626
   Transfers of policy loans                                                                 124,507             84,406
   Transfers of cost of insurance                                                           (263,556)          (268,650)
   Transfers of surrenders                                                                   (36,369)          (181,200)
   Transfers of death benefits                                                               (61,100)                 -
   Transfers of other terminations                                                           (16,592)           (52,264)
   Interfund and net transfers to general account                                            (26,384)          (201,695)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                   (14,571)          (393,777)
                                                                                       --------------     --------------

 Total decrease in net assets                                                                (38,666)          (211,255)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 3,245,148        $ 3,283,814
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   18
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 72,356
     281,579 shares (cost $4,523,842)        $ 4,581,292       Capital gains distributions                      136,874
                                                                                                          --------------

Liabilities                                            -                                                        209,230
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 4,581,292       Administrative expense                               141
                                           --------------
                                                               Mortality and expense risk                        17,132
                                                                                                          --------------

                                                                                                                 17,273
                                                                                                          --------------

                                                            Net investment income                               191,957

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   57,727
                                                             Change in net unrealized depreciation on
                                                              investments                                      (239,040)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 10,644
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 4,553,426        $ 4,465,295

 Net increase in net assets resulting from operations                                         10,644            419,997

Capital shares transactions
   Net premiums                                                                              395,037            338,647
   Transfers of policy loans                                                                  48,665             54,246
   Transfers of cost of insurance                                                           (331,887)          (315,203)
   Transfers of surrenders                                                                  (131,074)          (276,105)
   Transfers of death benefits                                                               (34,583)                 -
   Transfers of other terminations                                                           (19,931)           (39,459)
   Interfund and net transfers to general account                                             90,995            (93,992)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                         17,222           (331,866)
                                                                                       --------------     --------------

 Total increase in net assets                                                                 27,866             88,131
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 4,581,292        $ 4,553,426
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   19
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 182,825
     440,427 shares (cost $6,393,681)        $ 8,315,260       Capital gains distributions                      440,445
                                                                                                          --------------

Liabilities                                            -                                                        623,270
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 8,315,260       Administrative expense                               455
                                           --------------
                                                               Mortality and expense risk                        42,763
                                                                                                          --------------

                                                                                                                 43,218
                                                                                                          --------------

                                                            Net investment income                               580,052

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  531,358
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,343,685)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (232,275)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 9,251,593        $ 9,113,910

 Net (decrease) increase in net assets resulting from operations                            (232,275)           872,093

Capital shares transactions
   Net premiums                                                                              671,553            631,642
   Transfers of policy loans                                                                 110,127             99,845
   Transfers of cost of insurance                                                           (598,864)          (615,263)
   Transfers of surrenders                                                                  (477,244)          (450,955)
   Transfers of death benefits                                                               (38,132)                 -
   Transfers of other terminations                                                           (67,014)           (94,136)
   Interfund and net transfers to general account                                           (304,484)          (305,543)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (704,058)          (734,410)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (936,333)           137,683
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 8,315,260        $ 9,251,593
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   20
Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III - Growth Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 16,676
     287,834 shares (cost $6,481,505)        $ 9,138,740       Capital gains distributions                      915,090
                                                                                                          --------------

Liabilities                                            -                                                        931,766
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 9,138,740       Administrative expense                               686
                                           --------------
                                                               Mortality and expense risk                        45,334
                                                                                                          --------------

                                                                                                                 46,020
                                                                                                          --------------

                                                            Net investment income                               885,746

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  818,918
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,258,660)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 446,004
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 10,981,351        $ 9,111,339

 Net increase in net assets resulting from operations                                        446,004          1,071,833

Capital shares transactions
   Net premiums                                                                              655,309            635,701
   Transfers of policy loans                                                                 182,247            165,359
   Transfers of cost of insurance                                                           (532,149)          (553,497)
   Transfers of surrenders                                                                  (711,069)          (494,314)
   Transfers of death benefits                                                               (38,233)                 -
   Transfers of other terminations                                                           (81,851)          (104,841)
   Interfund and net transfers to general account                                         (1,762,869)         1,149,771
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                     (2,288,615)           798,179
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (1,842,611)         1,870,012
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 9,138,740       $ 10,981,351
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   21
Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Balanced Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 46,352
     365,360 shares (cost $2,649,483)        $ 2,531,945       Capital gains distributions                      256,140
                                                                                                          --------------

Liabilities                                            -                                                        302,492
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,531,945       Administrative expense                                85
                                           --------------
                                                               Mortality and expense risk                         9,891
                                                                                                          --------------

                                                                                                                  9,976
                                                                                                          --------------

                                                            Net investment income                               292,516

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   59,405
                                                             Change in net unrealized depreciation on
                                                              investments                                      (428,973)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (77,052)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 2,820,919        $ 2,774,411

 Net (decrease) increase in net assets resulting from operations                             (77,052)           249,896

Capital shares transactions
   Net premiums                                                                              162,639            196,601
   Transfers of policy loans                                                                  45,322             30,863
   Transfers of cost of insurance                                                           (175,520)          (181,086)
   Transfers of surrenders                                                                   (96,432)          (148,507)
   Transfers of death benefits                                                               (17,054)                 -
   Transfers of other terminations                                                           (40,536)           (38,976)
   Interfund and net transfers to general account                                            (90,341)           (62,283)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (211,922)          (203,388)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (288,974)            46,508
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,531,945        $ 2,820,919
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   22
Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     467,211 shares (cost $7,331,014)        $ 7,017,504       Capital gains distributions                      619,699
                                                                                                          --------------

Liabilities                                            -                                                        619,699
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 7,017,504       Administrative expense                               502
                                           --------------
                                                               Mortality and expense risk                        31,975
                                                                                                          --------------

                                                                                                                 32,477
                                                                                                          --------------

                                                            Net investment income                               587,222

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                (290,000)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (153,369)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 143,853
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 8,234,995        $ 7,428,705

 Net increase in net assets resulting from operations                                        143,853            287,048

Capital shares transactions
   Net premiums                                                                              397,064            546,946
   Transfers of policy loans                                                                 104,858            165,791
   Transfers of cost of insurance                                                           (348,618)          (395,536)
   Transfers of surrenders                                                                  (291,736)          (494,653)
   Transfers of death benefits                                                               (40,379)                 -
   Transfers of other terminations                                                           (28,278)           (60,504)
   Interfund and net transfers to general account                                         (1,154,255)           757,198
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                     (1,361,344)           519,242
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (1,217,491)           806,290
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 7,017,504        $ 8,234,995
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   23
Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - International Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 50,013
     1,257,764 shares (cost $11,713,873)    $ 12,602,791       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                         50,013
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 12,602,791       Administrative expense                               552
                                           --------------
                                                               Mortality and expense risk                        75,848
                                                                                                          --------------

                                                                                                                 76,400
                                                                                                          --------------

                                                            Net investment loss                                 (26,387)

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  783,295
                                                             Change in net unrealized depreciation on
                                                              investments                                      (672,835)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 84,073
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 13,286,902       $ 15,136,746

 Net increase (decrease) in net assets resulting from operations                              84,073           (902,554)

Capital shares transactions
   Net premiums                                                                              966,864          1,060,299
   Transfers of policy loans                                                                 285,104            328,054
   Transfers of cost of insurance                                                           (853,643)          (884,447)
   Transfers of surrenders                                                                  (600,571)          (760,439)
   Transfers of death benefits                                                               (28,087)              (292)
   Transfers of other terminations                                                          (145,689)          (176,852)
   Interfund and net transfers to general account                                           (392,162)          (513,613)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (768,184)          (947,290)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (684,111)        (1,849,844)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 12,602,791       $ 13,286,902
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   24

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Value Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 522,176
     2,612,800 shares (cost $20,513,321)    $ 23,123,280       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                        522,176
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 23,123,280       Administrative expense                               899
                                           --------------
                                                               Mortality and expense risk                       118,635
                                                                                                          --------------

                                                                                                                119,534
                                                                                                          --------------

                                                            Net investment income                               402,642

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                1,211,063
                                                             Change in net unrealized depreciation on
                                                              investments                                    (2,663,360)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                     $ (1,049,655)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 26,214,989       $ 26,738,268

 Net (decrease) increase in net assets resulting from operations                          (1,049,655)         3,031,562

Capital shares transactions
   Net premiums                                                                            1,652,746          2,080,350
   Transfers of policy loans                                                                 292,419            290,393
   Transfers of cost of insurance                                                         (1,290,682)        (1,300,187)
   Transfers of surrenders                                                                (1,386,652)        (1,447,498)
   Transfers of death benefits                                                               (82,036)                 -
   Transfers of other terminations                                                          (289,203)          (194,245)
   Interfund and net transfers to general account                                           (938,646)        (2,983,654)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (2,042,054)        (3,554,841)
                                                                                       --------------     --------------

 Total decrease in net assets                                                             (3,091,709)          (523,279)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 23,123,280       $ 26,214,989
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   25

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. - Income & Growth Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 49,207
     254,107 shares (cost $1,901,712)        $ 2,177,695       Capital gains distributions                      203,187
                                                                                                          --------------

Liabilities                                            -                                                        252,394
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,177,695       Administrative expense                                67
                                           --------------
                                                               Mortality and expense risk                         9,167
                                                                                                          --------------

                                                                                                                  9,234
                                                                                                          --------------

                                                            Net investment income                               243,160

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  139,441
                                                             Change in net unrealized depreciation on
                                                              investments                                      (527,874)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (145,273)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 2,527,098        $ 2,413,377

 Net (decrease) increase in net assets resulting from operations                            (145,273)           277,740

Capital shares transactions
   Net premiums                                                                              159,410            175,622
   Transfers of policy loans                                                                  22,220             37,527
   Transfers of cost of insurance                                                           (129,473)          (129,802)
   Transfers of surrenders                                                                  (121,592)           (92,921)
   Transfers of death benefits                                                               (19,476)                 -
   Transfers of other terminations                                                           (30,659)           (21,163)
   Interfund and net transfers to general account                                            (84,560)          (133,282)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (204,130)          (164,019)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (349,403)           113,721
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,177,695        $ 2,527,098
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   26

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Growth Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 27,305
     417,335 shares (cost $13,327,933)      $ 16,764,349       Capital gains distributions                      950,196
                                                                                                          --------------

Liabilities                                            -                                                        977,501
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 16,764,349       Administrative expense                               690
                                           --------------
                                                               Mortality and expense risk                        61,246
                                                                                                          --------------

                                                                                                                 61,936
                                                                                                          --------------

                                                            Net investment income                               915,565

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  809,974
                                                             Change in net unrealized depreciation on
                                                              investments                                      (718,030)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                      $ 1,007,509
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 16,142,539       $ 19,071,991

 Net increase in net assets resulting from operations                                      1,007,509          1,305,328

Capital shares transactions
   Net premiums                                                                            1,151,245          1,172,793
   Transfers of policy loans                                                                 288,141            361,873
   Transfers of cost of insurance                                                           (824,920)          (849,187)
   Transfers of surrenders                                                                  (717,566)          (766,062)
   Transfers of death benefits                                                               (52,916)                 -
   Transfers of other terminations                                                          (185,864)          (151,012)
   Interfund and net transfers to general account                                            (43,819)        (4,003,185)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (385,699)        (4,234,780)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                     621,810         (2,929,452)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 16,764,349       $ 16,142,539
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   27

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 15,062
     60,996 shares (cost $1,410,809)         $ 1,621,276       Capital gains distributions                      177,132
                                                                                                          --------------

Liabilities                                            -                                                        192,194
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,621,276       Administrative expense                                16
                                           --------------
                                                               Mortality and expense risk                         5,930
                                                                                                          --------------

                                                                                                                  5,946
                                                                                                          --------------

                                                            Net investment income                               186,248

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   54,802
                                                             Change in net unrealized depreciation on
                                                              investments                                      (241,810)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                           $ (760)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,702,818        $ 1,648,471

 Net (decrease) increase in net assets resulting from operations                                (760)           164,554

Capital shares transactions
   Net premiums                                                                              116,777            114,359
   Transfers of policy loans                                                                  16,238             18,297
   Transfers of cost of insurance                                                            (92,659)           (98,438)
   Transfers of surrenders                                                                   (56,246)           (84,367)
   Transfers of death benefits                                                               (19,097)                 -
   Transfers of other terminations                                                            (4,814)           (10,794)
   Interfund and net transfers to general account                                            (40,981)           (49,264)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                   (80,782)          (110,207)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                     (81,542)            54,347
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,621,276        $ 1,702,818
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   28

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - New Discovery Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     427,571 shares (cost $7,082,329)        $ 6,623,076       Capital gains distributions                      225,189
                                                                                                          --------------

Liabilities                                            -                                                        225,189
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 6,623,076       Administrative expense                               378
                                           --------------
                                                               Mortality and expense risk                        28,280
                                                                                                          --------------

                                                                                                                 28,658
                                                                                                          --------------

                                                            Net investment income                               196,531

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (469,731)
                                                             Change in net unrealized appreciation on
                                                              investments                                       177,030
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (96,170)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 7,392,341        $ 8,942,758

 Net decrease in net assets resulting from operations                                        (96,170)          (782,580)

Capital shares transactions
   Net premiums                                                                              408,888            493,738
   Transfers of policy loans                                                                  91,716            121,926
   Transfers of cost of insurance                                                           (361,755)          (387,949)
   Transfers of surrenders                                                                  (423,274)          (234,849)
   Transfers of death benefits                                                                (2,955)                 -
   Transfers of other terminations                                                           (59,438)           (45,752)
   Interfund and net transfers to general account                                           (326,277)          (714,951)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (673,095)          (767,837)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (769,265)        (1,550,417)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 6,623,076        $ 7,392,341
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   29

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Research Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 31,659
     155,389 shares (cost $3,475,429)        $ 4,145,789       Capital gains distributions                      326,622
                                                                                                          --------------

Liabilities                                            -                                                        358,281
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 4,145,789       Administrative expense                                81
                                           --------------
                                                               Mortality and expense risk                        15,159
                                                                                                          --------------

                                                                                                                 15,240
                                                                                                          --------------

                                                            Net investment income                               343,041

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  161,640
                                                             Change in net unrealized depreciation on
                                                              investments                                      (484,706)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 19,975
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 4,321,487        $ 4,236,797

 Net increase in net assets resulting from operations                                         19,975            402,943

Capital shares transactions
   Net premiums                                                                              247,174            269,485
   Transfers of policy loans                                                                 129,442            108,867
   Transfers of cost of insurance                                                           (213,968)          (234,943)
   Transfers of surrenders                                                                  (186,010)          (197,741)
   Transfers of death benefits                                                                (6,718)              (302)
   Transfers of other terminations                                                           (23,888)           (37,584)
   Interfund and net transfers to general account                                           (141,705)          (226,035)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (195,673)          (318,253)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (175,698)            84,690
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 4,145,789        $ 4,321,487
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   30

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Total Return Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 7,127
     12,934 shares (cost $280,266)             $ 292,308       Capital gains distributions                       10,139
                                                                                                          --------------

Liabilities                                            -                                                         17,266
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 292,308       Administrative expense                                 7
                                           --------------
                                                               Mortality and expense risk                           733
                                                                                                          --------------

                                                                                                                    740
                                                                                                          --------------

                                                            Net investment income                                16,526

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                    9,353
                                                             Change in net unrealized depreciation on
                                                              investments                                       (27,748)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (1,869)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 281,819          $ 269,262

 Net (decrease) increase in net assets resulting from operations                              (1,869)            21,746

Capital shares transactions
   Net premiums                                                                               30,644             27,369
   Transfers of policy loans                                                                  (1,170)               582
   Transfers of cost of insurance                                                            (15,888)           (16,070)
   Transfers of surrenders                                                                   (18,890)                 -
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                              (100)               (53)
   Interfund and net transfers to general account                                             17,762            (21,017)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                         12,358             (9,189)
                                                                                       --------------     --------------

 Total increase in net assets                                                                 10,489             12,557
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 292,308          $ 281,819
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   31

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust - Utilities Series
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 175,335
     142,742 shares (cost $4,232,880)        $ 3,648,484       Capital gains distributions                      289,560
                                                                                                          --------------

Liabilities                                            -                                                        464,895
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 3,648,484       Administrative expense                               140
                                           --------------
                                                               Mortality and expense risk                        21,271
                                                                                                          --------------

                                                                                                                 21,411
                                                                                                          --------------

                                                            Net investment income                               443,484

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   96,672
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,177,784)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (637,628)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 4,416,326        $ 3,649,871

 Net (decrease) increase in net assets resulting from operations                            (637,628)           428,525

Capital shares transactions
   Net premiums                                                                              358,358            337,299
   Transfers of policy loans                                                                  28,579             66,240
   Transfers of cost of insurance                                                           (232,546)          (212,216)
   Transfers of surrenders                                                                  (200,984)          (217,958)
   Transfers of death benefits                                                               (25,682)                 -
   Transfers of other terminations                                                           (22,035)           (21,779)
   Interfund and net transfers to general account                                            (35,904)           386,344
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                       (130,214)           337,930
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (767,842)           766,455
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 3,648,484        $ 4,416,326
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   32

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 128,250
     315,773 shares (cost $9,476,232)       $ 10,171,037       Capital gains distributions                      549,009
                                                                                                          --------------

Liabilities                                            -                                                        677,259
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 10,171,037       Administrative expense                               207
                                           --------------
                                                               Mortality and expense risk                        39,435
                                                                                                          --------------

                                                                                                                 39,642
                                                                                                          --------------

                                                            Net investment income                               637,617

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                1,029,679
                                                             Change in net unrealized depreciation on
                                                              investments                                    (2,009,221)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (341,925)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 11,058,190       $ 11,131,920

 Net (decrease) increase in net assets resulting from operations                            (341,925)           755,788

Capital shares transactions
   Net premiums                                                                              625,931            690,651
   Transfers of policy loans                                                                 161,673            154,319
   Transfers of cost of insurance                                                           (614,942)          (644,960)
   Transfers of surrenders                                                                  (352,472)          (515,571)
   Transfers of death benefits                                                               (24,720)                 -
   Transfers of other terminations                                                           (88,143)           (95,494)
   Interfund and net transfers to general account                                           (252,555)          (418,463)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (545,228)          (829,518)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (887,153)           (73,730)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 10,171,037       $ 11,058,190
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   33

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 77,879
     546,880 shares (cost $10,536,689)      $ 12,731,373       Capital gains distributions                      802,245
                                                                                                          --------------

Liabilities                                            -                                                        880,124
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 12,731,373       Administrative expense                               501
                                           --------------
                                                               Mortality and expense risk                        65,475
                                                                                                          --------------

                                                                                                                 65,976
                                                                                                          --------------

                                                            Net investment income                               814,148

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                1,292,053
                                                             Change in net unrealized depreciation on
                                                              investments                                    (2,677,133)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (570,932)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 14,552,152       $ 13,966,258

 Net (decrease) increase in net assets resulting from operations                            (570,932)         1,466,994

Capital shares transactions
   Net premiums                                                                              799,577            947,138
   Transfers of policy loans                                                                 187,893            195,260
   Transfers of cost of insurance                                                           (703,160)          (738,356)
   Transfers of surrenders                                                                  (628,357)          (626,554)
   Transfers of death benefits                                                              (239,668)                 -
   Transfers of other terminations                                                          (173,242)           (98,165)
   Interfund and net transfers to general account                                           (492,890)          (560,423)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (1,249,847)          (881,100)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (1,820,779)           585,894
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 12,731,373       $ 14,552,152
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   34

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - International Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 42,017
     628,784 shares (cost $5,475,097)        $ 5,168,608       Capital gains distributions                      385,465
                                                                                                          --------------

Liabilities                                            -                                                        427,482
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 5,168,608       Administrative expense                               208
                                           --------------
                                                               Mortality and expense risk                        25,894
                                                                                                          --------------

                                                                                                                 26,102
                                                                                                          --------------

                                                            Net investment income                               401,380

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (266,626)
                                                             Change in net unrealized appreciation on
                                                              investments                                       359,078
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 493,832
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,722,050        $ 6,379,301

 Net increase (decrease) in net assets resulting from operations                             493,832           (379,532)

Capital shares transactions
   Net premiums                                                                              313,338            321,026
   Transfers of policy loans                                                                  76,011             62,173
   Transfers of cost of insurance                                                           (241,421)          (280,515)
   Transfers of surrenders                                                                   126,598           (175,319)
   Transfers of death benefits                                                            (2,029,865)                 -
   Transfers of other terminations                                                           (66,667)           (25,666)
   Interfund and net transfers to general account                                            774,732           (179,418)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (1,047,274)          (277,719)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (553,442)          (657,251)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 5,168,608        $ 5,722,050
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   35

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. - Calibrated Dividend Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 5,075
     20,255 shares (cost $322,422)             $ 275,463       Capital gains distributions                       24,939
                                                                                                          --------------

Liabilities                                            -                                                         30,014
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 275,463       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                         1,646
                                                                                                          --------------

                                                                                                                  1,646
                                                                                                          --------------

                                                            Net investment income                                28,368

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (12,719)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (23,455)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (7,806)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 351,320          $ 281,502

 Net (decrease) increase in net assets resulting from operations                              (7,806)            61,026

Capital shares transactions
   Net premiums                                                                               25,158             27,218
   Transfers of policy loans                                                                  (2,753)            10,481
   Transfers of cost of insurance                                                            (12,194)           (15,273)
   Transfers of surrenders                                                                   (62,073)            (1,503)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                            (2,768)            (1,832)
   Interfund and net transfers to general account                                            (13,421)           (10,299)
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                        (68,051)             8,792
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                     (75,857)            69,818
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 275,463          $ 351,320
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   36

Midland National Life Insurance Company
Separate Account A
Alger Fund - Large Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     214,973 shares (cost $11,928,182)      $ 11,449,442       Capital gains distributions                    1,271,430
                                                                                                          --------------

Liabilities                                            -                                                      1,271,430
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 11,449,442       Administrative expense                               297
                                           --------------
                                                               Mortality and expense risk                        66,334
                                                                                                          --------------

                                                                                                                 66,631
                                                                                                          --------------

                                                            Net investment income                             1,204,799

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                1,206,733
                                                             Change in net unrealized depreciation on
                                                              investments                                    (2,230,569)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 180,963
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 12,375,441       $ 11,629,562

 Net increase in net assets resulting from operations                                        180,963          1,216,972

Capital shares transactions
   Net premiums                                                                              772,490            823,583
   Transfers of policy loans                                                                 152,316            132,802
   Transfers of cost of insurance                                                           (608,050)          (579,282)
   Transfers of surrenders                                                                  (579,528)          (650,552)
   Transfers of death benefits                                                               (11,523)                 -
   Transfers of other terminations                                                          (122,356)          (117,043)
   Interfund and net transfers to general account                                           (710,311)           (80,601)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (1,106,962)          (471,093)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (925,999)           745,879
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 11,449,442       $ 12,375,441
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   37

Midland National Life Insurance Company
Separate Account A
Alger Fund - Mid Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     372,643 shares (cost $6,285,290)        $ 7,270,258       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                              -
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 7,270,258       Administrative expense                               185
                                           --------------
                                                               Mortality and expense risk                        28,767
                                                                                                          --------------

                                                                                                                 28,952
                                                                                                          --------------

                                                            Net investment loss                                 (28,952)

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  651,856
                                                             Change in net unrealized depreciation on
                                                              investments                                      (751,668)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (128,764)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 7,810,297        $ 7,844,929

 Net (decrease) increase in net assets resulting from operations                            (128,764)           567,247

Capital shares transactions
   Net premiums                                                                              506,232            547,244
   Transfers of policy loans                                                                 104,949            138,914
   Transfers of cost of insurance                                                           (439,910)          (434,108)
   Transfers of surrenders                                                                  (342,624)          (438,085)
   Transfers of death benefits                                                                (6,391)                 -
   Transfers of other terminations                                                           (82,036)          (129,040)
   Interfund and net transfers to general account                                           (151,495)          (286,804)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (411,275)          (601,879)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (540,039)           (34,632)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 7,270,258        $ 7,810,297
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   38

Midland National Life Insurance Company
Separate Account A
Alger Fund - Capital Appreciation Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 10,156
     181,096 shares (cost $13,181,051)      $ 12,209,496       Capital gains distributions                    1,346,517
                                                                                                          --------------

Liabilities                                            -                                                      1,356,673
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 12,209,496       Administrative expense                               344
                                           --------------
                                                               Mortality and expense risk                        45,238
                                                                                                          --------------

                                                                                                                 45,582
                                                                                                          --------------

                                                            Net investment income                             1,311,091

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (30,512)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (607,998)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 672,581
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 12,115,218       $ 15,031,430

 Net increase in net assets resulting from operations                                        672,581            995,240

Capital shares transactions
   Net premiums                                                                              730,079            766,411
   Transfers of policy loans                                                                 154,458            144,492
   Transfers of cost of insurance                                                           (534,502)          (554,419)
   Transfers of surrenders                                                                  (564,704)          (717,722)
   Transfers of death benefits                                                               (22,458)                 -
   Transfers of other terminations                                                           (64,919)          (113,385)
   Interfund and net transfers to general account                                           (276,257)        (3,436,829)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (578,303)        (3,911,452)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                      94,278         (2,916,212)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 12,209,496       $ 12,115,218
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   39

Midland National Life Insurance Company
Separate Account A
Alger Fund - Small Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     296,188 shares (cost $8,353,730)        $ 6,062,970       Capital gains distributions                    1,766,835
                                                                                                          --------------

Liabilities                                            -                                                      1,766,835
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 6,062,970       Administrative expense                                98
                                           --------------
                                                               Mortality and expense risk                        24,529
                                                                                                          --------------

                                                                                                                 24,627
                                                                                                          --------------

                                                            Net investment income                             1,742,208

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (25,772)
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,942,598)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (226,162)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 7,181,911        $ 7,580,246

 Net decrease in net assets resulting from operations                                       (226,162)           (17,034)

Capital shares transactions
   Net premiums                                                                              245,315            276,146
   Transfers of policy loans                                                                  60,477             82,644
   Transfers of cost of insurance                                                           (270,556)          (293,088)
   Transfers of surrenders                                                                  (276,557)          (168,631)
   Transfers of death benefits                                                              (428,160)                 -
   Transfers of other terminations                                                           (25,887)          (109,722)
   Interfund and net transfers to general account                                           (197,411)          (168,650)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (892,779)          (381,301)
                                                                                       --------------     --------------

 Total decrease in net assets                                                             (1,118,941)          (398,335)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 6,062,970        $ 7,181,911
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   40

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - Diversified Dividend Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 32,502
     55,817 shares (cost $1,287,202)         $ 1,298,869       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                         32,502
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,298,869       Administrative expense                               109
                                           --------------
                                                               Mortality and expense risk                        10,416
                                                                                                          --------------

                                                                                                                 10,525
                                                                                                          --------------

                                                            Net investment income                                21,977

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (70,648)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (47,598)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (96,269)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 2,956,809        $ 1,179,261

 Net (decrease) increase in net assets resulting from operations                             (96,269)            48,760

Capital shares transactions
   Net premiums                                                                              145,612            157,236
   Transfers of policy loans                                                                  24,904             45,166
   Transfers of cost of insurance                                                           (115,494)          (116,961)
   Transfers of surrenders                                                                   (32,419)           (85,794)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                           (32,397)           (21,702)
   Interfund and net transfers to general account                                         (1,551,877)         1,750,843
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                     (1,561,671)         1,728,788
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (1,657,940)         1,777,548
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,298,869        $ 2,956,809
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   41

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - Global Health Care Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     106,490 shares (cost $3,188,676)        $ 3,381,070       Capital gains distributions                      322,111
                                                                                                          --------------

Liabilities                                            -                                                        322,111
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 3,381,070       Administrative expense                                73
                                           --------------
                                                               Mortality and expense risk                        14,445
                                                                                                          --------------

                                                                                                                 14,518
                                                                                                          --------------

                                                            Net investment income                               307,593

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  336,296
                                                             Change in net unrealized depreciation on
                                                              investments                                      (560,239)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 83,650
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 3,366,909        $ 2,639,325

 Net increase in net assets resulting from operations                                         83,650            510,396

Capital shares transactions
   Net premiums                                                                              183,973            205,714
   Transfers of policy loans                                                                  58,017             36,743
   Transfers of cost of insurance                                                           (178,267)          (161,293)
   Transfers of surrenders                                                                  (157,179)          (196,260)
   Transfers of death benefits                                                                (2,020)                 -
   Transfers of other terminations                                                           (36,253)           (29,663)
   Interfund and net transfers to general account                                             62,240            361,947
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                        (69,489)           217,188
                                                                                       --------------     --------------

 Total increase in net assets                                                                 14,161            727,584
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 3,381,070        $ 3,366,909
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   42

Midland National Life Insurance Company
Separate Account A
Invesco Variable Insurance Funds - International Growth Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 85,765
     164,626 shares (cost $5,659,785)        $ 5,513,339       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                         85,765
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 5,513,339       Administrative expense                               182
                                           --------------
                                                               Mortality and expense risk                        28,914
                                                                                                          --------------

                                                                                                                 29,096
                                                                                                          --------------

                                                            Net investment income                                56,669

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  165,011
                                                             Change in net unrealized depreciation on
                                                              investments                                      (380,039)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (158,359)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,786,221        $ 6,259,020

 Net (decrease) increase in net assets resulting from operations                            (158,359)            15,265

Capital shares transactions
   Net premiums                                                                              507,051            405,024
   Transfers of policy loans                                                                 130,371            141,044
   Transfers of cost of insurance                                                           (323,311)          (339,391)
   Transfers of surrenders                                                                  (278,021)          (362,026)
   Transfers of death benefits                                                                (8,049)                 -
   Transfers of other terminations                                                           (97,658)           (76,940)
   Interfund and net transfers to general account                                            (44,906)          (255,775)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (114,523)          (488,064)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (272,882)          (472,799)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 5,513,339        $ 5,786,221
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   43

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust - Global Hard Assets Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                  $ 3,277
     509,303 shares (cost $14,801,329)       $ 8,597,033       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                          3,277
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 8,597,033       Administrative expense                               289
                                           --------------
                                                               Mortality and expense risk                        50,952
                                                                                                          --------------

                                                                                                                 51,241
                                                                                                          --------------

                                                            Net investment loss                                 (47,964)

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments              (1,101,604)
                                                             Change in net unrealized depreciation on
                                                              investments                                    (3,026,935)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                     $ (4,176,503)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 12,288,660       $ 15,620,891

 Net decrease in net assets resulting from operations                                     (4,176,503)        (2,932,162)

Capital shares transactions
   Net premiums                                                                            1,215,064          1,337,939
   Transfers of policy loans                                                                 403,244            353,606
   Transfers of cost of insurance                                                           (869,953)          (911,718)
   Transfers of surrenders                                                                  (361,973)          (529,939)
   Transfers of death benefits                                                              (479,994)                 -
   Transfers of other terminations                                                           (98,674)          (100,316)
   Interfund and net transfers to general account                                            677,162           (549,641)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                        484,876           (400,069)
                                                                                       --------------     --------------

 Total decrease in net assets                                                             (3,691,627)        (3,332,231)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 8,597,033       $ 12,288,660
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   44

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Total Return Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 1,252,598
     2,264,639 shares (cost $25,409,473)    $ 23,959,878       Capital gains distributions                      258,459
                                                                                                          --------------

Liabilities                                            -                                                      1,511,057
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 23,959,878       Administrative expense                             1,198
                                           --------------
                                                               Mortality and expense risk                       128,820
                                                                                                          --------------

                                                                                                                130,018
                                                                                                          --------------

                                                            Net investment income                             1,381,039

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (30,261)
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,338,800)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 11,978
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 27,698,480       $ 27,573,858

 Net increase in net assets resulting from operations                                         11,978            979,226

Capital shares transactions
   Net premiums                                                                            2,091,154          2,552,109
   Transfers of policy loans                                                                 468,484            463,237
   Transfers of cost of insurance                                                         (1,596,353)        (1,727,526)
   Transfers of surrenders                                                                (1,189,583)        (1,283,390)
   Transfers of death benefits                                                            (2,121,858)                 -
   Transfers of other terminations                                                          (383,560)          (347,285)
   Interfund and net transfers to general account                                         (1,018,864)          (511,749)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                (3,750,580)          (854,604)
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (3,738,602)           124,622
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 23,959,878       $ 27,698,480
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   45

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Low Duration Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 71,584
     199,024 shares (cost $2,118,471)        $ 2,039,993       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                         71,584
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,039,993       Administrative expense                                69
                                           --------------
                                                               Mortality and expense risk                         5,359
                                                                                                          --------------

                                                                                                                  5,428
                                                                                                          --------------

                                                            Net investment income                                66,156

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                    (895)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (63,627)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                          $ 1,634
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 2,141,407        $ 2,229,269

 Net increase in net assets resulting from operations                                          1,634              9,199

Capital shares transactions
   Net premiums                                                                               20,610             24,098
   Transfers of policy loans                                                                   9,892              8,580
   Transfers of cost of insurance                                                            (78,822)           (93,393)
   Transfers of surrenders                                                                   (35,309)           (12,421)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                           (17,012)            (1,606)
   Interfund and net transfers to general account                                             (2,407)           (22,319)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (103,048)           (97,061)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (101,414)           (87,862)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,039,993        $ 2,141,407
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   46

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - High Yield Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 158,876
     341,855 shares (cost $2,678,066)        $ 2,481,870       Capital gains distributions                       39,970
                                                                                                          --------------

Liabilities                                            -                                                        198,846
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,481,870       Administrative expense                                45
                                           --------------
                                                               Mortality and expense risk                        11,720
                                                                                                          --------------

                                                                                                                 11,765
                                                                                                          --------------

                                                            Net investment income                               187,081

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                (251,141)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (79,191)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (143,251)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 2,855,871        $ 2,891,330

 Net (decrease) increase in net assets resulting from operations                            (143,251)           160,481

Capital shares transactions
   Net premiums                                                                              177,520            897,014
   Transfers of policy loans                                                                  31,618            128,632
   Transfers of cost of insurance                                                           (157,717)          (203,229)
   Transfers of surrenders                                                                  (174,811)          (168,428)
   Transfers of death benefits                                                               (10,986)                 -
   Transfers of other terminations                                                           (38,847)           (22,059)
   Interfund and net transfers to general account                                            (57,527)          (827,870)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (230,750)          (195,940)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (374,001)           (35,459)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,481,870        $ 2,855,871
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   47

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust - Real Return Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 185,206
     359,512 shares (cost $4,715,502)        $ 4,288,980       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                        185,206
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 4,288,980       Administrative expense                                92
                                           --------------
                                                               Mortality and expense risk                        14,394
                                                                                                          --------------

                                                                                                                 14,486
                                                                                                          --------------

                                                            Net investment income                               170,720

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (63,468)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (238,814)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (131,562)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,265,101        $ 5,317,953

 Net (decrease) increase in net assets resulting from operations                            (131,562)           135,328

Capital shares transactions
   Net premiums                                                                              170,831             89,277
   Transfers of policy loans                                                                  18,947             57,661
   Transfers of cost of insurance                                                           (259,457)          (294,212)
   Transfers of surrenders                                                                  (167,662)          (105,964)
   Transfers of death benefits                                                              (220,981)                 -
   Transfers of other terminations                                                           (56,324)           (51,292)
   Interfund and net transfers to general account                                           (329,913)           116,350
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (844,559)          (188,180)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (976,121)           (52,852)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 4,288,980        $ 5,265,101
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   48

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 11,388
     319,484 shares (cost $4,480,749)        $ 3,706,012       Capital gains distributions                      481,659
                                                                                                          --------------

Liabilities                                            -                                                        493,047
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 3,706,012       Administrative expense                                78
                                           --------------
                                                               Mortality and expense risk                        29,575
                                                                                                          --------------

                                                                                                                 29,653
                                                                                                          --------------

                                                            Net investment income                               463,394

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (70,202)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (486,430)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (93,238)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 6,412,501        $ 4,859,411

 Net (decrease) increase in net assets resulting from operations                             (93,238)            52,462

Capital shares transactions
   Net premiums                                                                              319,629            292,653
   Transfers of policy loans                                                                  60,675             23,582
   Transfers of cost of insurance                                                           (187,799)          (186,128)
   Transfers of surrenders                                                                  (160,626)          (268,215)
   Transfers of death benefits                                                                   (88)                 -
   Transfers of other terminations                                                           (69,350)           (35,185)
   Interfund and net transfers to general account                                         (2,575,692)         1,673,921
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                     (2,613,251)         1,500,628
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                  (2,706,489)         1,553,090
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 3,706,012        $ 6,412,501
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   49

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust - Large Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 67,714
     479,534 shares (cost $5,926,606)        $ 4,502,820       Capital gains distributions                      546,602
                                                                                                          --------------

Liabilities                                            -                                                        614,316
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 4,502,820       Administrative expense                               116
                                           --------------
                                                               Mortality and expense risk                        26,918
                                                                                                          --------------

                                                                                                                 27,034
                                                                                                          --------------

                                                            Net investment income                               587,282

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (80,756)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (740,900)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (234,374)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 5,000,736        $ 4,290,100

 Net (decrease) increase in net assets resulting from operations                            (234,374)           524,108

Capital shares transactions
   Net premiums                                                                              397,945            431,955
   Transfers of policy loans                                                                  98,290             60,730
   Transfers of cost of insurance                                                           (266,877)          (262,476)
   Transfers of surrenders                                                                  (232,755)          (370,397)
   Transfers of death benefits                                                                (7,799)                 -
   Transfers of other terminations                                                          (100,922)           (59,303)
   Interfund and net transfers to general account                                           (151,424)           386,019
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                       (263,542)           186,528
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (497,916)           710,636
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 4,502,820        $ 5,000,736
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   50

Midland National Life Insurance Company
Separate Account A
Neuberger Berman Advisors Management Trust - AMT Mid Cap Intrinsic Value Portfolio
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 11,550
     98,089 shares (cost $1,758,192)         $ 1,554,712       Capital gains distributions                       34,418
                                                                                                          --------------

Liabilities                                            -                                                         45,968
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,554,712       Administrative expense                                38
                                           --------------
                                                               Mortality and expense risk                         7,841
                                                                                                          --------------

                                                                                                                  7,879
                                                                                                          --------------

                                                            Net investment income                                38,089

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   17,775
                                                             Change in net unrealized depreciation on
                                                              investments                                      (227,252)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (171,388)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 988,114          $ 883,314

 Net (decrease) increase in net assets resulting from operations                            (171,388)           134,561

Capital shares transactions
   Net premiums                                                                              132,385             89,198
   Transfers of policy loans                                                                   9,469             20,519
   Transfers of cost of insurance                                                            (54,349)           (70,458)
   Transfers of surrenders                                                                   (14,437)           (29,688)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                            (7,760)            (4,801)
   Interfund and net transfers to general account                                            672,678            (34,531)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                        737,986            (29,761)
                                                                                       --------------     --------------

 Total increase in net assets                                                                566,598            104,800
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,554,712          $ 988,114
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   51

Midland National Life Insurance Company
Separate Account A
Profunds VP - Japan
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     30,869 shares (cost $345,979)             $ 337,396       Capital gains distributions                            -
                                                                                                          --------------

Liabilities                                            -                                                              -
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 337,396       Administrative expense                                 -
                                           --------------
                                                               Mortality and expense risk                           714
                                                                                                          --------------

                                                                                                                    714
                                                                                                          --------------

                                                            Net investment loss                                    (714)

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                    3,786
                                                             Change in net unrealized depreciation on
                                                              investments                                       (12,867)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (9,795)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                             $ 62,325          $ 381,607

 Net (decrease) increase in net assets resulting from operations                              (9,795)             4,556

Capital shares transactions
   Net premiums                                                                                9,678             45,485
   Transfers of policy loans                                                                     496              1,297
   Transfers of cost of insurance                                                            (10,613)           (27,462)
   Transfers of surrenders                                                                      (566)            (6,182)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                              (353)              (848)
   Interfund and net transfers to general account                                            286,224           (336,128)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                        284,866           (323,838)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                     275,071           (319,282)
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 337,396           $ 62,325
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   52

Midland National Life Insurance Company
Separate Account A
Profunds VP - Oil & Gas
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 10,281
     42,622 shares (cost $1,915,208)         $ 1,343,444       Capital gains distributions                      130,036
                                                                                                          --------------

Liabilities                                            -                                                        140,317
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,343,444       Administrative expense                                25
                                           --------------
                                                               Mortality and expense risk                         7,408
                                                                                                          --------------

                                                                                                                  7,433
                                                                                                          --------------

                                                            Net investment income                               132,884

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                (102,192)
                                                             Change in net unrealized depreciation on
                                                              investments                                      (424,988)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (394,296)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,614,935        $ 2,033,895

 Net decrease in net assets resulting from operations                                       (394,296)          (206,590)

Capital shares transactions
   Net premiums                                                                              191,106            230,327
   Transfers of policy loans                                                                  45,172             40,005
   Transfers of cost of insurance                                                            (96,348)          (115,377)
   Transfers of surrenders                                                                   (32,569)           (95,871)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                           (10,758)           (23,161)
   Interfund and net transfers to general account                                             26,202           (248,293)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                        122,805           (212,370)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (271,491)          (418,960)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,343,444        $ 1,614,935
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   53

Midland National Life Insurance Company
Separate Account A
Profunds VP - Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     79,717 shares (cost $2,954,642)         $ 2,861,854       Capital gains distributions                       66,491
                                                                                                          --------------

Liabilities                                            -                                                         66,491
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,861,854       Administrative expense                                21
                                           --------------
                                                               Mortality and expense risk                         3,218
                                                                                                          --------------

                                                                                                                  3,239
                                                                                                          --------------

                                                            Net investment income                                63,252

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   28,439
                                                             Change in net unrealized depreciation on
                                                              investments                                      (257,303)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (165,612)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 983,924          $ 944,392

 Net (decrease) increase in net assets resulting from operations                            (165,612)           107,137

Capital shares transactions
   Net premiums                                                                               92,309            115,552
   Transfers of policy loans                                                                   7,656             11,215
   Transfers of cost of insurance                                                            (52,292)           (53,108)
   Transfers of surrenders                                                                   (33,942)           (42,150)
   Transfers of death benefits                                                                (1,303)                 -
   Transfers of other terminations                                                            (7,521)           (14,784)
   Interfund and net transfers to general account                                          2,038,635            (84,330)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                      2,043,542            (67,605)
                                                                                       --------------     --------------

 Total increase in net assets                                                              1,877,930             39,532
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,861,854          $ 983,924
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   54

Midland National Life Insurance Company
Separate Account A
Profunds VP - Ultra Mid-Cap
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                      $ -
     28,165 shares (cost $1,410,008)         $ 1,401,205       Capital gains distributions                      201,305
                                                                                                          --------------

Liabilities                                            -                                                        201,305
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,401,205       Administrative expense                               224
                                           --------------
                                                               Mortality and expense risk                         7,119
                                                                                                          --------------

                                                                                                                  7,343
                                                                                                          --------------

                                                            Net investment income                               193,962

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  196,650
                                                             Change in net unrealized depreciation on
                                                              investments                                      (539,469)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (148,857)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,668,613        $ 1,782,769

 Net (decrease) increase in net assets resulting from operations                            (148,857)           257,855

Capital shares transactions
   Net premiums                                                                              127,300            127,348
   Transfers of policy loans                                                                   7,283              3,571
   Transfers of cost of insurance                                                            (74,801)           (85,649)
   Transfers of surrenders                                                                  (146,768)           (49,757)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                            (2,217)            (3,766)
   Interfund and net transfers to general account                                            (29,348)          (363,758)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (118,551)          (372,011)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (267,408)          (114,156)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,401,205        $ 1,668,613
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   55

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Balanced
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 45,047
     87,020 shares (cost $1,958,061)         $ 1,942,285       Capital gains distributions                       89,146
                                                                                                          --------------

Liabilities                                            -                                                        134,193
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,942,285       Administrative expense                               117
                                           --------------
                                                               Mortality and expense risk                         6,485
                                                                                                          --------------

                                                                                                                  6,602
                                                                                                          --------------

                                                            Net investment income                               127,591

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   60,896
                                                             Change in net unrealized depreciation on
                                                              investments                                      (194,885)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (6,398)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,827,530        $ 1,415,343

 Net (decrease) increase in net assets resulting from operations                              (6,398)           147,534

Capital shares transactions
   Net premiums                                                                               78,320             74,923
   Transfers of policy loans                                                                  10,318              1,226
   Transfers of cost of insurance                                                            (85,482)           (70,795)
   Transfers of surrenders                                                                   (31,665)           (29,099)
   Transfers of death benefits                                                                (3,961)                 -
   Transfers of other terminations                                                              (660)            (3,503)
   Interfund and net transfers to general account                                            154,283            291,901
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   121,153            264,653
                                                                                       --------------     --------------

 Total increase in net assets                                                                114,755            412,187
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,942,285        $ 1,827,530
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   56

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Total Bond Market Index
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 13,288
     97,129 shares (cost $1,151,269)         $ 1,145,152       Capital gains distributions                        2,492
                                                                                                          --------------

Liabilities                                            -                                                         15,780
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,145,152       Administrative expense                                20
                                           --------------
                                                               Mortality and expense risk                         2,874
                                                                                                          --------------

                                                                                                                  2,894
                                                                                                          --------------

                                                            Net investment income                                12,886

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                    (478)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (13,829)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (1,421)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 600,294          $ 909,745

 Net (decrease) increase in net assets resulting from operations                              (1,421)            43,515

Capital shares transactions
   Net premiums                                                                               99,525             56,642
   Transfers of policy loans                                                                   9,851              3,901
   Transfers of cost of insurance                                                            (45,777)           (51,751)
   Transfers of surrenders                                                                   (56,234)          (134,355)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                            (6,002)            (1,545)
   Interfund and net transfers to general account                                            544,916           (225,858)
                                                                                       --------------     --------------

Net increase (decrease) in net assets from capital share transactions                        546,279           (352,966)
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                     544,858           (309,451)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,145,152          $ 600,294
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   57

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - High Yield Bond
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 22,512
     52,533 shares (cost $409,013)             $ 398,724       Capital gains distributions                          692
                                                                                                          --------------

Liabilities                                            -                                                         23,204
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                     $ 398,724       Administrative expense                                32
                                           --------------
                                                               Mortality and expense risk                         2,458
                                                                                                          --------------

                                                                                                                  2,490
                                                                                                          --------------

                                                            Net investment income                                20,714

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                 (26,995)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (12,097)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (18,378)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                            $ 412,608          $ 359,083

 Net (decrease) increase in net assets resulting from operations                             (18,378)            13,962

Capital shares transactions
   Net premiums                                                                               53,202             37,729
   Transfers of policy loans                                                                   3,346             12,799
   Transfers of cost of insurance                                                            (36,881)           (27,477)
   Transfers of surrenders                                                                   (35,200)            (2,858)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                            (3,544)            (6,488)
   Interfund and net transfers to general account                                             23,571             25,858
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                     4,494             39,563
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                     (13,884)            53,525
                                                                                       --------------     --------------

Net assets at end of year                                                                  $ 398,724          $ 412,608
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   58

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - International
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 290,745
     769,006 shares (cost $14,987,840)      $ 15,226,326       Capital gains distributions                      238,826
                                                                                                          --------------

Liabilities                                            -                                                        529,571
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                  $ 15,226,326       Administrative expense                               510
                                           --------------
                                                               Mortality and expense risk                        59,920
                                                                                                          --------------

                                                                                                                 60,430
                                                                                                          --------------

                                                            Net investment income                               469,141

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  658,789
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,377,024)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (249,094)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                         $ 15,114,260       $ 15,468,367

 Net decrease in net assets resulting from operations                                       (249,094)        (1,016,699)

Capital shares transactions
   Net premiums                                                                            1,238,885          1,345,138
   Transfers of policy loans                                                                 146,616            170,618
   Transfers of cost of insurance                                                           (764,222)          (756,234)
   Transfers of surrenders                                                                  (416,492)          (614,068)
   Transfers of death benefits                                                               (22,910)                 -
   Transfers of other terminations                                                          (216,013)           (98,960)
   Interfund and net transfers to general account                                            395,296            616,098
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   361,160            662,592
                                                                                       --------------     --------------

 Total increase (decrease) in net assets                                                     112,066           (354,107)
                                                                                       --------------     --------------

Net assets at end of year                                                               $ 15,226,326       $ 15,114,260
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   59

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Mid-Cap Index
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 107,025
     388,701 shares (cost $7,006,770)        $ 8,069,430       Capital gains distributions                      479,614
                                                                                                          --------------

Liabilities                                            -                                                        586,639
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 8,069,430       Administrative expense                               278
                                           --------------
                                                               Mortality and expense risk                        34,222
                                                                                                          --------------

                                                                                                                 34,500
                                                                                                          --------------

                                                            Net investment income                               552,139

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  651,656
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,327,184)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (123,389)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 9,033,908        $ 9,087,107

 Net (decrease) increase in net assets resulting from operations                            (123,389)         1,087,819

Capital shares transactions
   Net premiums                                                                              785,400            865,062
   Transfers of policy loans                                                                  89,770             96,673
   Transfers of cost of insurance                                                           (442,002)          (455,973)
   Transfers of surrenders                                                                  (294,082)          (441,220)
   Transfers of death benefits                                                                (8,074)                 -
   Transfers of other terminations                                                          (105,470)           (83,254)
   Interfund and net transfers to general account                                           (866,631)        (1,122,306)
                                                                                       --------------     --------------

Net decrease in net assets from capital share transactions                                  (841,089)        (1,141,018)
                                                                                       --------------     --------------

 Total decrease in net assets                                                               (964,478)           (53,199)
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 8,069,430        $ 9,033,908
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   60

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - REIT Index
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 84,394
     324,022 shares (cost $4,171,078)        $ 4,461,783       Capital gains distributions                      159,710
                                                                                                          --------------

Liabilities                                            -                                                        244,104
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 4,461,783       Administrative expense                               157
                                           --------------
                                                               Mortality and expense risk                        19,224
                                                                                                          --------------

                                                                                                                 19,381
                                                                                                          --------------

                                                            Net investment income                               224,723

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  109,281
                                                             Change in net unrealized depreciation on
                                                              investments                                      (276,576)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 57,428
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 4,609,139        $ 2,675,184

 Net increase in net assets resulting from operations                                         57,428            924,813

Capital shares transactions
   Net premiums                                                                              296,790            272,638
   Transfers of policy loans                                                                  23,976             53,511
   Transfers of cost of insurance                                                           (218,485)          (183,552)
   Transfers of surrenders                                                                  (177,191)           (99,515)
   Transfers of death benefits                                                                   (46)                 -
   Transfers of other terminations                                                           (37,911)           (11,503)
   Interfund and net transfers to general account                                            (91,917)           977,563
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                       (204,784)         1,009,142
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (147,356)         1,933,955
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 4,461,783        $ 4,609,139
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   61

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Small Company Growth
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 28,046
     340,026 shares (cost $7,338,792)        $ 7,069,134       Capital gains distributions                      891,023
                                                                                                          --------------

Liabilities                                            -                                                        919,069
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 7,069,134       Administrative expense                               289
                                           --------------
                                                               Mortality and expense risk                        31,286
                                                                                                          --------------

                                                                                                                 31,575
                                                                                                          --------------

                                                            Net investment income                               887,494

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  321,617
                                                             Change in net unrealized depreciation on
                                                              investments                                    (1,430,523)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (221,412)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 7,702,293        $ 7,262,762

 Net (decrease) increase in net assets resulting from operations                            (221,412)           218,704

Capital shares transactions
   Net premiums                                                                              547,598            592,629
   Transfers of policy loans                                                                  67,101             77,029
   Transfers of cost of insurance                                                           (323,808)          (324,532)
   Transfers of surrenders                                                                  (274,293)          (397,152)
   Transfers of death benefits                                                                (6,115)                 -
   Transfers of other terminations                                                           (88,379)           (72,189)
   Interfund and net transfers to general account                                           (333,851)           345,042
                                                                                       --------------     --------------

Net (decrease) increase in net assets from capital share transactions                       (411,747)           220,827
                                                                                       --------------     --------------

 Total (decrease) increase in net assets                                                    (633,159)           439,531
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 7,069,134        $ 7,702,293
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   62

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Short Term Investment Grade
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 36,746
     198,220 shares (cost $2,090,344)        $ 2,091,216       Capital gains distributions                          373
                                                                                                          --------------

Liabilities                                            -                                                         37,119
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 2,091,216       Administrative expense                                 4
                                           --------------
                                                               Mortality and expense risk                         3,963
                                                                                                          --------------

                                                                                                                  3,967
                                                                                                          --------------

                                                            Net investment income                                33,152

                                                           Realized and change in unrealized losses
                                                           on investments
                                                             Net realized losses on investments                    (460)
                                                             Change in net unrealized depreciation on
                                                              investments                                       (14,392)
                                                                                                          --------------

                                                            Net increase in net assets resulting from
                                                            operations                                         $ 18,300
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,967,860        $ 1,830,073

 Net increase in net assets resulting from operations                                         18,300             29,522

Capital shares transactions
   Net premiums                                                                               13,797             19,768
   Transfers of policy loans                                                                   4,456              7,553
   Transfers of cost of insurance                                                            (57,907)           (49,316)
   Transfers of surrenders                                                                    (5,887)           (58,876)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                              (999)              (639)
   Interfund and net transfers to general account                                            151,596            189,775
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   105,056            108,265
                                                                                       --------------     --------------

 Total increase in net assets                                                                123,356            137,787
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 2,091,216        $ 1,967,860
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   63

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds - Total Stock Market Index
-----------------------------------------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2015                                      Year Ended December 31, 2015

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 25,957
     60,482 shares (cost $1,882,986)         $ 1,939,045       Capital gains distributions                       65,942
                                                                                                          --------------

Liabilities                                            -                                                         91,899
                                           --------------                                                 --------------
                                                           Expenses:
Net assets                                   $ 1,939,045       Administrative expense                               133
                                           --------------
                                                               Mortality and expense risk                         7,416
                                                                                                          --------------

                                                                                                                  7,549
                                                                                                          --------------

                                                            Net investment income                                84,350

                                                           Realized and change in unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  128,870
                                                             Change in net unrealized depreciation on
                                                              investments                                      (214,522)
                                                                                                          --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                         $ (1,302)
                                                                                                          --------------

------------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2015 and 2014

                                                                                           2015               2014

Net assets at beginning of year                                                          $ 1,827,770        $ 1,538,547

 Net (decrease) increase in net assets resulting from operations                              (1,302)           200,813

Capital shares transactions
   Net premiums                                                                              272,528            203,702
   Transfers of policy loans                                                                  37,105             12,803
   Transfers of cost of insurance                                                           (126,409)          (108,932)
   Transfers of surrenders                                                                   (37,788)          (196,910)
   Transfers of death benefits                                                                     -                  -
   Transfers of other terminations                                                           (34,324)            (8,970)
   Interfund and net transfers to general account                                              1,465            186,717
                                                                                       --------------     --------------

Net increase in net assets from capital share transactions                                   112,577             88,410
                                                                                       --------------     --------------

 Total increase in net assets                                                                111,275            289,223
                                                                                       --------------     --------------

Net assets at end of year                                                                $ 1,939,045        $ 1,827,770
                                                                                       --------------     --------------

               The accompanying notes are an integral part of these financial statements

                                                   64

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
------------------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of
        1940 as amended, is a segregated investment account of Midland National Life
        Insurance Company (the "Company") in accordance with the provisions of the
        Iowa Insurance laws.  The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the
        Company.  The Separate Account is used to fund variable universal life insurance policies of the Company.  The Separate Account consists of twelve insurance products, each with different characteristics.  The dates in which products were introduced result in different product groups.  Sammons Securities
        Corporation, an affiliate, served as the underwriter of the variable products until June 30, 2014.  In July 2014, the Company completed the sale of Sammons
        Securities Corporation to a nonaffiliated company.  Sammons Financial Network, an affiliate, has served as the underwriter of the variable products since July
        1, 2014.

        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable
        Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II
        ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American
        Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust
        ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger Fund ("FAM"), Invesco
        Variable Insurance Funds ("INV"), Van Eck Worldwide Insurance Trust ("Van
        Eck"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable
        Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust
        ("Neuberger"), ProFunds VP ("PF") and Vanguard Variable Insurance Funds
        ("Vanguard"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.  All portfolios have been in existence for more than two years.

        Effective May 2, 2011, the INV Financial Services Fund was renamed the INV
        Dividend Growth Fund.

        Effective May 1, 2012, several funds had name changes.  The LAC Mid Cap
        Value Portfolio was renamed the LAC Mid Cap Stock Portfolio, INV Dividend
        Growth Fund was renamed the INV Diversified Dividend Fund, and the
        Neuberger Regency Portfolio was renamed the Neuberger Mid Cap Intrinsic
        Value Portfolio.

        Effective September 27, 2012 the LAC Capital Structure Portfolio was renamed the LAC Calibrated Dividend Growth Portfolio.

        Effective May 1, 2015 the Goldman Structured Small Cap Equity Fund was
        renamed the Goldman Small Cap Equity Insights Fund.

        Effective December 1, 2015 the VIPF Money Market Portfolio was renamed the
        VIPF Government Money Market Portfolio.

        Fair Value

        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account.  Investment transactions are recorded on the trade date (the date the order to buy or sell is executed).  Dividends are automatically reinvested in shares of the Funds.

        Current accounting standards define fair value as an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
        The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds.  As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets.  Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes.  Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. The Company does not hold any Level 2 securities in the Separate Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument.  These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments.  The Company does not hold any Level 3 securities in the Separate
        Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        At December 31, 2015, the Company's investments were classified as follows:

                                       Quoted prices       Significant
                                         in active            other            Significant
                                        markets for         observable        unobservable
                                     identical assets         inputs             inputs
        Assets                           (Level 1)          (Level 2)           (Level 3)             Total

        Mutual Funds                   $ 510,837,226          $ -                  $ -        $510,837,226

        It is the Company's policy to recognize transfers between levels at the end of the reporting period.  There were no transfers between levels for the year ended
        December 31, 2015.

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments.  Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company.  Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account.  No charge is currently being made against the Separate
        Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves.
        However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed.
        Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

        New and Adopted Accounting Pronouncements
        In June 2013, the Financial Account Standards Board ("FASB") issued Accounting
        Standards Update ("ASU") No. 2013-08, "Financial Services - Investment Companies
        (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,"
        which amends the criteria an entity would need to meet to qualify as an investment company under Accounting Standards Codification ("ASC") 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity's interim and annual reporting periods in fiscal years that begin after December 15, 2013.
        Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on
        January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable
        Account's financial statements.

        Accounting Pronouncements Not Yet Adopted
        In August 2014, FASB issued ASU No. 2014-15, "Presentation of Financial Statements
        - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's
        Ability to Continue as a Going Concern," which is in connection with preparing financial statements for each annual and interim reporting period. An entity's management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management's evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU
        2014-15 are effective for an entity's annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable
        Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account's financial statements.

        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

        Subsequent Events
        The Company evaluated subsequent events through April 26, 2016, the date the financial statements were available to be issued.  Effective May 1, 2016, the Van
        Eck Global Hard Assets Fund will be renamed the VanEck Global Hard Assets
        Fund.

2.      Expenses and Related Party Transactions

        The Company is compensated for certain expenses as described below.  The rates of each applicable charge are described in the Separate Account's prospectus.

        o       A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate
                Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o       A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o       A transfer charge is imposed on each transfer between portfolios of the
                Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

        o       A sales and premium tax charge is deducted from each premium payment made prior to deposit into the separate account. Total deductions from gross contract premiums received by the Company were $2,024,898 and $2,158,888 in 2015 and 2014, respectively.

        The rates of each applicable charge depending on the product are summarized below:

             Product                                                     M&E Charge        Expense Charge

Advanced Variable Universal Life*                                          0.90%            $7 per month
Advisor Variable Universal Life*                                           1.40%            $10 per month
Foundation Variable Universal Life*                                        0.10%            $7 per month
Foundation Variable Universal Life 1.1* ^                                  0.90%            $7 per month
Premier Variable Universal Life 1.1*                                       0.90%            $7 per month
Premier Variable Universal Life 3                                          0.80%            $10 per month
Survivorship Variable Universal Life*                                      0.50%            $10 per month
Variable Executive Universal Life 2*                                       0.90%            $6 per month
Variable Executive Universal Life*                                         0.90%            $5 per month
Variable Universal Life*                                                   0.90%            $5 per month
Variable Universal Life 2*                                                 0.90%            $5 per month
Variable Universal Life 3*                                                 0.90%            $7 per month
Variable Universal Life 4*                                                 0.90%            $7 per month
Variable Universal Life -- Cash Value*                                     0.60%            $12 per month
Variable Universal Life -- Cash Value 2                                    0.60%            $12 per month
Variable Universal Life -- Death Benefit*                                  0.90%            $8 per month

*New contracts are no longer being issued for this product
^M&E charge drops to 0.10% upon reaching the 10th anniversary

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2015 and 2014, were as follows:

                                                               2015                                  2014
                                                -----------------------------------    ----------------------------------
Portfolio                                          Purchases           Sales              Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Government Money Market Portfolio              $  5,586,233       $  4,237,823        $  1,712,295      $  3,410,600
    High Income Portfolio                             7,792,171          7,881,434           2,465,289         2,550,132
    Equity-Income Portfolio                           3,230,559          2,318,869           2,562,932         3,062,536
    Growth Portfolio                                  5,234,170          7,116,139           8,123,061        12,764,245
    Overseas Portfolio                                2,998,034          3,528,933           3,497,441         4,016,382
    Mid Cap Portfolio                                 5,288,724          4,796,155           8,443,607        10,350,187
    Freedom Income Portfolio                              4,998              2,381               6,158             2,308
    Freedom 2010 Portfolio                               38,768             37,470                   -             1,263
    Freedom 2015 Portfolio                              205,540             11,620              22,251             9,685
    Freedom 2020 Portfolio                              206,808            362,943             333,541            40,120
    Freedom 2025 Portfolio                               65,357             25,664             157,590            22,247
    Freedom 2030 Portfolio                              233,985             35,158             708,012           363,846
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                             717,213            715,972             672,546           774,542
    Investment Grade Bond Portfolio                   2,689,360          3,320,885          11,169,757        11,925,587
    Index 500 Portfolio                               5,946,194         11,564,592          11,511,661        15,360,343
    Contrafund Portfolio                              8,310,275          7,336,857           9,096,243         9,878,044
    Asset Manager: Growth Portfolio                     344,848            336,587             213,337           588,783
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                  714,972            505,795           1,318,648         1,049,338
    Growth & Income Portfolio                         1,087,515          1,211,521             906,885         1,527,618
    Growth Opportunities Portfolio                    4,585,930          5,988,800           5,816,077         5,024,495
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                       597,302            516,709             708,641           637,781
    Capital Appreciation Fund                         4,862,171          5,636,296           6,747,062         4,761,291
    International Fund                                2,604,574          3,399,215           3,734,274         4,530,782
    Value Fund                                        3,993,487          5,632,885           5,069,316         8,370,930
    Income & Growth Fund                                468,418            429,389             377,261           502,406
MFS Variable Insurance Trust
    Growth Series                                     4,297,240          3,767,374           2,278,924         5,506,915
    Investors Trust Series                              264,267            158,801             254,741           232,351
    New Discovery Series                              2,987,160          3,463,723           5,046,204         4,211,236
    Research Series                                     572,073            424,706             758,843           736,929
    Total Return Series                                  95,084             66,198              68,151            65,334
    Utilities Series                                  1,195,238            881,967           1,146,672           594,288
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       3,188,758          3,096,369           2,668,116         3,469,143
    Mid-Cap Stock Portfolio                           2,566,997          3,002,676           1,802,019         2,699,062
    International Opportunities Portfolio             4,713,707          5,359,570           1,744,106         1,146,768
    Calibrated Dividend Growth Portfolio                105,191            144,873           1,364,663         1,307,032
Alger Fund
    Large Cap Growth Portfolio                        3,245,643          3,147,807           4,763,264         3,352,320
    Mid Cap Growth Portfolio                          1,765,664          2,205,906           2,330,042         2,965,990
    Capital Appreciation Portfolio                    4,425,759          3,692,972          10,724,339        13,019,101
    Small Cap Growth Portfolio                        2,689,761          1,840,333           2,995,137         2,748,250
Invesco Variable Insurance Funds
    Diversified Dividend Fund                         4,128,204          5,667,898          10,177,776         8,363,909
    Global Health Care Fund                           1,234,123            996,018           1,009,753           692,065
    International Growth Fund                           896,962            954,815           3,523,975         3,949,303
Van Eck Worldwide Insurance Trust
    Global Hard Assets Fund                           2,784,579          2,347,668           2,398,299         2,861,717
PIMCO Variable Insurance Trust
    Total Return Portfolio                           12,542,665         14,912,206          17,785,513        18,167,625
    Low Duration Portfolio                              113,901            150,792           1,917,188         1,999,288
    High Yield Portfolio                              5,368,264          5,411,933          12,871,353        12,885,304
    Real Return Portfolio                             1,090,478          1,764,316           4,798,195         4,932,487
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund                    5,520,307          7,670,164           8,322,460         6,335,237
    Large Cap Value Fund                                962,476            638,733           6,429,122         5,297,812
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio             1,170,726            394,651           2,119,389         2,107,102
Profunds VP
    Japan                                               320,451             36,299             353,533           519,042
    Oil & Gas                                           826,274            570,586             549,090           631,248
    Small-Cap Value                                   2,462,247            355,452             976,326         1,006,927
    Ultra Mid-Cap                                       966,978            891,567             545,836           926,462
Vanguard Variable Insurance Funds
    Balanced                                            769,845            521,102             922,372           549,582
    Total Bond Market Index                           2,631,935          2,072,770           4,086,550         4,418,049
    High Yield Bond                                   3,243,713          3,218,512           1,239,038         1,181,641
    International                                     4,716,932          3,886,651           2,911,593         2,087,117
    Mid-Cap Index                                     1,959,804          2,248,866           1,429,017         2,204,126
    REIT Index                                        1,038,664          1,018,725           1,894,304           628,498
    Small Company Growth                              1,844,088          1,368,341           2,290,310         1,137,726
    Short Term Investment Grade                         305,862            167,653             261,609           115,721
    Total Stock Market Index                          1,088,800            891,874             770,530           578,218
                                                ----------------  -----------------    ----------------  ----------------
                                                   $157,908,426       $166,360,959        $212,902,237      $227,156,416
                                                ----------------  -----------------    ----------------  ----------------

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2015 and 2014, were as follows:

                                                              2015                                    2014
                                             --------------------------------------   ------------------------------------
                                                                      Net Increase/                          Net Increase/
Portfolio                                     Purchases      Sales      (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Government Money Market Portfolio         1,666,095    1,531,292       134,803    1,472,333   1,602,819      (130,486)
   High Income Portfolio                       642,419      664,426       (22,007)     257,004     269,400       (12,396)
   Equity-Income Portfolio                     144,393      201,066       (56,673)     265,769     288,517       (22,748)
   Growth Portfolio                            995,516    1,125,001      (129,485)   1,435,530   1,608,563      (173,033)
   Overseas Portfolio                          854,960      869,549       (14,589)     957,127     975,346       (18,219)
   Mid Cap Portfolio                           421,559      504,591       (83,032)     789,676     756,064        33,612
   Freedom Income Portfolio                        358          198           160          404         159           245
   Freedom 2010 Portfolio                        2,910        2,910             -            -          96           (96)
   Freedom 2015 Portfolio                       13,967          845        13,122        1,681         810           871
   Freedom 2020 Portfolio                       16,051       27,502       (11,451)      23,794       3,153        20,641
   Freedom 2025 Portfolio                        4,273        2,053         2,220       10,947       1,644         9,303
   Freedom 2030 Portfolio                       18,705        5,909        12,796       50,614      26,512        24,102
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                      44,255       55,540       (11,285)      89,807      99,735        (9,928)
   Investment Grade Bond Portfolio             347,290      378,285       (30,995)     711,573     671,246        40,327
   Index 500 Portfolio                         683,971      940,774      (256,803)   1,307,433   1,483,200      (175,767)
   Contrafund Portfolio                        457,044      552,261       (95,217)     821,833     748,552        73,281
   Asset Manager: Growth Portfolio              58,217       58,105           112       53,811      78,137       (24,326)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                           49,492       44,864         4,628       85,545      94,558        (9,013)
   Growth & Income Portfolio                    79,462      111,322       (31,860)     118,037     151,178       (33,141)
   Growth Opportunities Portfolio              377,290      499,221      (121,931)     425,293     394,812        30,481
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                31,324       38,401        (7,077)      52,948      56,385        (3,437)
   Capital Appreciation Fund                   527,500      580,998       (53,498)     666,194     640,220        25,974
   International Fund                          380,029      402,175       (22,146)     463,071     516,516       (53,445)
   Value Fund                                  589,661      615,943       (26,282)     794,174     889,035       (94,861)
   Income & Growth Fund                         25,257       36,553       (11,296)      50,977      58,267        (7,290)
MFS Variable Insurance Trust
   Growth Series                               449,470      488,670       (39,200)     382,182     613,662      (231,480)
   Investors Trust Series                       14,975       19,550        (4,575)      28,654      34,959        (6,305)
   New Discovery Series                        321,759      334,926       (13,167)     414,044     426,246       (12,202)
   Research Series                              40,852       51,715       (10,863)      93,676     110,772       (17,096)
   Total Return Series                           6,188        5,153         1,035        3,868       4,912        (1,044)
   Utilities Series                             73,348       81,823        (8,475)     123,602     104,805        18,797
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio                 213,508      233,907       (20,399)     267,165     257,420         9,745
   Mid-Cap Stock Portfolio                     159,858      169,996       (10,138)     229,285     215,060        14,225
   International Opportunities Portfolio       344,807      414,759       (69,952)     108,541     125,214       (16,673)
   Calibrated Dividend Growth Portfolio         29,174       33,545        (4,371)     181,264     178,979         2,285
Alger Fund
   Large Cap Growth Portfolio                  241,463      349,610      (108,147)     396,817     443,132       (46,315)
   Mid Cap Growth Portfolio                    193,538      221,032       (27,494)     294,069     338,440       (44,371)
   Capital Appreciation Portfolio              601,262      635,199       (33,937)   1,092,092   1,382,379      (290,287)
   Small Cap Growth Portfolio                   89,504      152,952       (63,448)     138,051     166,304       (28,253)
Invesco Variable Insurance Funds
   Diversified Dividend Fund                   880,338    1,036,635      (156,297)   1,475,445   1,330,957       144,488
   Global Health Care Fund                      47,636       48,880        (1,244)      65,791      54,390        11,401
   International Growth Fund                   198,715      213,324       (14,609)     626,135     670,697       (44,562)
Van Eck Worldwide Insurance Trust
   Global Hard Assets Fund                     471,592      336,035       135,557      362,515     325,359        37,156
PIMCO Variable Insurance Trust
   Total Return Portfolio                    1,919,437    2,144,715      (225,278)   2,697,255   2,712,670       (15,415)
   Low Duration Portfolio                        7,631       15,945        (8,314)      40,911      32,386         8,525
   High Yield Portfolio                      1,105,115    1,116,864       (11,749)   1,777,863   1,767,191        10,672
   Real Return Portfolio                       105,038      168,513       (63,475)     323,030     280,791        42,239
Goldman Sachs Variable Insurance Trust
   Small Cap Equity Insights Fund              695,232      866,513      (171,281)     843,269     765,673        77,596
   Large Cap Value Fund                        168,171      190,293       (22,122)     849,544     839,551         9,993
Neuberger Berman Advisors Management Trust
   AMT Mid Cap Intrinsic Value Portfolio       100,338       56,766        43,572      136,996     137,915          (919)
Profunds VP
   Japan                                        33,603        4,466        29,137       27,682      64,379       (36,697)
   Oil & Gas                                   109,691       94,950        14,741       63,674      84,901       (21,227)
   Small-Cap Value                             266,413      121,857       144,556      180,600     181,826        (1,226)
   Ultra Mid-Cap                                52,511       64,083       (11,572)      48,457      72,413       (23,956)
Vanguard Variable Insurance Funds
   Balanced                                     30,301       23,252         7,049      147,356     130,800        16,556
   Total Bond Market Index                     221,002      177,385        43,617      321,322     349,426       (28,104)
   High Yield Bond                             219,666      219,810          (144)      78,416      75,771         2,645
   International                               484,712      474,675        10,037      374,093     332,493        41,600
   Mid-Cap Index                               130,950      180,457       (49,507)     132,733     204,496       (71,763)
   REIT Index                                   63,607       79,189       (15,582)     170,713     102,175        68,538
   Small Company Growth                         77,436       96,834       (19,398)     116,944     105,017        11,927
   Short Term Investment Grade                  20,776       12,405         8,371       19,786      10,709         9,077
   Total Stock Market Index                     68,672       62,344         6,328       47,170      41,442         5,728
                                            -----------  -----------  ------------   ----------  ----------  ------------
                                            18,690,287   20,248,811    (1,558,524)   25,586,585  26,490,636     (904,051)
                                            -----------  -----------  ------------   ----------  ----------  ------------

5.      Financial Highlights

        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the
        Company have the lowest and highest total return.  Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the
        Company as contract owners may not have selected all available and applicable contract options.

                                               December 31                             Year Ended December 31
                                 -----------------------------------------    ------------------------------------------------
                                              Unit Fair Value                  Investment   Expense Ratio      Total Return
                                               Lowest to                       Income        Lowest to          Lowest to
                                   Units        Highest        Net Assets      Ratio*        Highest**          Highest***
                                 ----------  --------------    -----------    ----------   --------------    -----------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Government Money Market Portfolio
        2015                       607,634    $10.02 to 19.35  $7,036,448         0.03%     0.50% to 1.40%   -1.35% to 0.03%
        2014                       472,831   10.02 to 19.56    $5,688,038         0.01%     0.50% to 1.40%   -1.37% to 0.01%
        2013                       603,317   10.03 to 19.77    $7,386,343         0.03%     0.50% to 1.40%   -1.35% to 0.03%
        2012                       674,263   10.04 to 19.99    $8,436,858         0.16%     0.50% to 1.40%   -1.25% to 0.14%
        2011                       701,100   10.26 to 20.19    $9,133,394         0.15%     0.50% to 1.40%   -1.27% to 0.11%

    High Income Portfolio
        2015                       317,632   13.10 to 42.09    $5,641,870         6.59%     0.50% to 1.40%   -4.96% to -3.63%
        2014                       339,639   13.61 to 44.15    $6,447,277         5.76%     0.50% to 1.40%   -0.24% to 1.16%
        2013                       352,035   13.46 to 44.14    $6,814,943         5.71%     0.50% to 1.40%    4.48% to 5.95%
        2012                       373,398   12.72 to 42.12    $7,025,031         5.69%     0.50% to 1.40%   12.64% to 14.23%
        2011                       405,152   12.54 to 37.29    $6,848,110         6.99%     0.50% to 1.40%    2.60% to 4.03%

    Equity-Income Portfolio
        2015                       812,391   13.31 to 81.76    $18,977,265        3.15%     0.50% to 1.40%   -5.29% to -3.96%
        2014                       869,064   13.89 to 86.08    $21,407,733        2.84%     0.50% to 1.40%    7.22% to 8.72%
        2013                       891,812   12.81 to 80.06    $21,025,103        2.54%     0.50% to 1.40%   26.38% to 28.15%
        2012                       939,878   10.02 to 63.17    $17,885,222        3.14%     0.50% to 1.40%   15.68% to 17.31%
        2011                       992,414   8.57 to 54.45     $16,930,511        2.46%     0.50% to 1.40%   -0.42% to 0.97%

    Growth Portfolio
        2015                     1,835,806    14.66 to 100.69  $38,827,201        0.26%     0.50% to 1.40%    5.69% to 7.17%
        2014                     1,965,291   13.75 to 95.00    $39,401,396        0.18%     0.50% to 1.40%   9.76% to 11.30%
        2013                     2,138,324   12.42 to 86.30    $39,649,841        0.29%     0.50% to 1.40%   34.45% to 36.34%
        2012                     2,264,956   9.15 to 64.01     $31,046,308        0.62%     0.50% to 1.40%   13.10% to 14.69%
        2011                     2,401,083   8.02 to 56.43     $29,771,838        0.34%     0.50% to 1.40%   -1.18% to 0.20%

    Overseas Portfolio
        2015                       721,302   9.69 to 39.05     $10,932,570        1.39%     0.50% to 1.40%    2.19% to 3.62%
        2014                       735,891   9.37 to 38.10     $11,181,455        1.33%     0.50% to 1.40%   -9.35% to -8.08%
        2013                       754,110   10.22 to 41.91    $12,921,417        1.03%     0.50% to 1.40%   28.64% to 30.44%
        2012                     1,346,934   7.86 to 32.49     $18,251,637        1.45%     0.50% to 1.40%   19.07% to 20.74%
        2011                       836,852   6.52 to 27.21     $9,657,305         1.44%     0.50% to 1.40%   -18.31% to -17.16%

    Mid Cap Portfolio
        2015                     1,187,586   15.76 to 34.69    $23,440,075        0.50%     0.50% to 1.40%   -2.75% to -1.39%
        2014                     1,270,618   16.02 to 35.36    $26,394,024        0.25%     0.50% to 1.40%    4.82% to 6.29%
        2013                     1,237,006   15.11 to 33.43    $27,500,667        0.53%     0.50% to 1.40%   34.35% to 36.23%
        2012                     1,147,587   11.12 to 24.68    $19,818,576        0.64%     0.50% to 1.40%   13.24% to 14.83%
        2011                     1,097,246   9.71 to 21.73     $18,737,788        0.25%     0.50% to 1.40%   -11.85% to -10.61%

    Freedom Income Portolio
        2015                         4,477   11.75 to 13.06       $54,905         1.83%     0.50% to 1.40%   -1.72% to -0.34%
        2014                         4,317   11.96 to 13.11       $53,550         1.47%     0.50% to 1.40%    2.34% to 3.78%
        2013                         4,072   11.68 to 12.63       $49,068         1.45%     0.50% to 1.40%    4.09% to 5.55%
        2012                         3,236   11.20 to 11.97       $37,264         1.43%     0.50% to 1.40%    5.04% to 6.52%
        2011                         3,618   10.68 to 11.23       $39,584         1.04%     0.50% to 1.40%    0.23% to 1.63%

    Freedom 2010 Portolio
        2015                             -   12.66 to 14.08            $0         0.00%     0.50% to 1.40%   -1.66% to -0.29%
        2014                             -   12.88 to 14.12            $0         0.00%     0.50% to 1.40%    3.08% to 4.53%
        2013                            96   12.49 to 13.51        $1,290         1.64%     0.50% to 1.40%   11.92% to 13.49%
        2012                           107   11.16 to 11.90        $1,275         2.45%     0.50% to 1.40%   10.23% to 11.78%
        2011                            61   10.13 to 10.65          $651         0.29%     0.50% to 1.40%   -1.56% to -0.19%

    Freedom 2015 Portolio
        2015                        17,107   12.64 to 14.15      $240,447         3.05%     0.50% to 1.40%   -1.71% to -0.33%
        2014                         3,985   12.85 to 14.21       $55,068         1.89%     0.50% to 1.40%    3.25% to 4.70%
        2013                         3,114   12.45 to 13.59       $41,773         1.98%     0.50% to 1.40%   12.83% to 14.41%
        2012                         2,666   11.03 to 11.89       $30,193         2.21%     0.50% to 1.40%   10.67% to 12.23%
        2011                         2,304   9.97 to 10.48        $23,395         2.13%     0.50% to 1.40%   -1.73% to -0.36%

    Freedom 2020 Portolio
        2015                        26,019   12.48 to 14.48      $362,222         1.56%     0.50% to 1.40%   -1.65% to -0.27%
        2014                        37,470   12.69 to 14.54      $526,847         2.30%     0.50% to 1.40%    3.38% to 4.82%
        2013                        16,829   12.27 to 13.88      $230,517         1.96%     0.50% to 1.40%   14.41% to 16.01%
        2012                        15,336   10.73 to 11.98      $169,924         2.13%     0.50% to 1.40%   11.81% to 13.38%
        2011                        14,870   9.59 to 10.09       $146,264         3.11%     0.50% to 1.40%   -2.40% to -1.03%

    Freedom 2025 Portolio
        2015                        16,371   12.98 to 15.20      $231,820         2.03%     0.50% to 1.40%   -1.56% to -0.18%
        2014                        14,151   13.18 to 15.24      $198,946         2.45%     0.50% to 1.40%    3.61% to 5.06%
        2013                         4,848   12.72 to 14.52       $65,749         2.23%     0.50% to 1.40%   18.30% to 19.95%
        2012                         3,220   10.75 to 12.12       $35,923         2.06%     0.50% to 1.40%   13.51% to 15.11%
        2011                         2,804   9.47 to 9.96         $27,311         2.32%     0.50% to 1.40%   -3.46% to -2.11%

    Freedom 2030 Portolio
        2015                        52,175   12.61 to 15.37      $726,575         2.04%     0.50% to 1.40%   -1.61% to -0.24%
        2014                        39,379   12.82 to 15.42      $551,468         2.28%     0.50% to 1.40%    3.51% to 4.96%
        2013                        15,277   12.38 to 14.71      $200,132         1.78%     0.50% to 1.40%   19.98% to 21.66%
        2012                        14,696   10.32 to 12.10      $158,569         2.22%     0.50% to 1.40%   13.98% to 15.58%
        2011                        14,449   9.06 to 9.52        $135,254         2.27%     0.50% to 1.40%   -3.94% to -2.60%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
        2015                       205,071   13.79 to 49.04    $5,181,758         1.58%     0.50% to 1.40%   -1.24% to 0.14%
        2014                       216,356   13.77 to 49.51    $5,635,644         1.50%     0.50% to 1.40%    4.37% to 5.83%
        2013                       226,284   13.01 to 47.30    $5,760,231         1.57%     0.50% to 1.40%   14.11% to 15.71%
        2012                       232,960   11.24 to 41.34    $5,343,012         1.54%     0.50% to 1.40%   10.92% to 12.48%
        2011                       247,588   9.99 to 37.16     $5,244,325         1.95%     0.50% to 1.40%   -3.90% to -2.56%

    Investment Grade Bond Portfolio
        2015                       666,860   11.95 to 32.89    $10,437,509        2.54%     0.50% to 1.40%   -1.97% to -0.60%
        2014                       697,855   12.04 to 33.46    $11,411,261        2.14%     0.50% to 1.40%    4.37% to 5.83%
        2013                       657,528   11.38 to 31.97    $11,789,494        2.39%     0.50% to 1.40%   -3.13% to -1.78%
        2012                       623,443   11.60 to 32.91    $12,046,444        2.32%     0.50% to 1.40%    4.43% to 5.90%
        2011                       640,454   12.79 to 31.42    $12,455,377        3.29%     0.50% to 1.40%    5.86% to 7.33%

    Index 500 Portfolio
        2015                     2,924,911   16.17 to 54.51    $57,545,812        1.94%     0.50% to 1.40%   -0.06% to 1.33%
        2014                     3,181,714   15.99 to 54.39    $63,557,897        1.61%     0.50% to 1.40%   12.00% to 13.57%
        2013                     3,357,481   14.12 to 48.43    $60,613,184        1.90%     0.50% to 1.40%   30.42% to 32.24%
        2012                     3,545,278   10.70 to 37.03    $49,308,036        2.13%     0.50% to 1.40%   14.31% to 15.92%
        2011                     3,727,637   9.26 to 32.30     $46,356,991        1.95%     0.50% to 1.40%    0.63% to 2.04%

    Contrafund Portfolio
        2015                     2,302,896   15.17 to 60.13    $50,421,595        1.03%     0.50% to 1.40%   -0.72% to 0.67%
        2014                     2,398,113   15.11 to 60.40    $54,337,255        0.96%     0.50% to 1.40%   10.40% to 11.94%
        2013                     2,324,832   13.53 to 54.55    $50,724,087        1.10%     0.50% to 1.40%   29.47% to 31.29%
        2012                     2,225,675   10.33 to 42.01    $39,157,854        1.37%     0.50% to 1.40%   14.80% to 16.42%
        2011                     2,282,724   8.90 to 36.49     $36,666,399        1.00%     0.50% to 1.40%   -3.87% to -2.53%

    Asset Manager: Growth Portfolio
        2015                       188,476   13.59 to 30.90    $3,245,148         1.25%     0.50% to 1.40%   -1.30% to 0.08%
        2014                       188,364   13.58 to 31.22    $3,283,814         1.06%     0.50% to 1.40%    4.41% to 5.87%
        2013                       212,690   12.82 to 29.81    $3,495,069         1.00%     0.50% to 1.40%   20.72% to 30.23%
        2012                       231,797   10.47 to 24.62    $3,216,086         1.40%     0.50% to 1.40%   13.85% to 15.45%
        2011                       260,639   9.07 to 21.57     $3,172,814         1.68%     0.50% to 1.40%   -7.46% to -6.17%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
        2015                       257,918   15.61 to 25.50    $4,581,292         1.58%     0.50% to 1.40%   -0.80% to 0.59%
        2014                       253,290   15.56 to 25.58    $4,553,426         1.46%     0.50% to 1.40%   8.74% to 10.26%
        2013                       262,303   14.14 to 23.41    $4,465,295         1.56%     0.50% to 1.40%   18.01% to 19.66%
        2012                       248,311   11.85 to 19.74    $3,881,752         1.71%     0.50% to 1.40%   13.47% to 15.07%
        2011                       259,218   10.32 to 17.32    $3,679,148         1.64%     0.50% to 1.40%   -4.94% to -3.61%

    Growth & Income Portfolio
        2015                       448,380   14.59 to 27.88    $8,315,260         2.08%     0.50% to 1.40%   -3.62% to -2.27%
        2014                       480,240   14.97 to 28.84    $9,251,593         1.73%     0.50% to 1.40%   8.95% to 10.47%
        2013                       513,381   13.58 to 26.40    $9,113,910         1.91%     0.50% to 1.40%   31.72% to 33.56%
        2012                       527,805   10.20 to 19.98    $7,274,248         2.26%     0.50% to 1.40%   16.92% to 18.56%
        2011                       573,137   8.62 to 17.04     $6,860,702         1.78%     0.50% to 1.40%    0.21% to 1.61%

    Growth Opportunities Portfolio
        2015                       532,051   16.19 to 23.22    $9,138,740         0.17%     0.50% to 1.40%    4.15% to 5.61%
        2014                       653,982   15.37 to 22.23    $10,981,351        0.28%     0.50% to 1.40%   10.65% to 12.20%
        2013                       623,501   13.73 to 20.03    $9,111,339         0.30%     0.50% to 1.40%   36.00% to 37.90%
        2012                       682,310   9.98 to 14.69     $7,253,982         0.44%     0.50% to 1.40%   17.95% to 19.61%
        2011                       705,959   8.37 to 12.42     $6,310,384         0.16%     0.50% to 1.40%    0.89% to 2.30%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
        2015                       151,975   14.96 to 24.67    $2,531,945         1.73%     0.50% to 1.40%   -3.92% to -2.67%
        2014                       159,052   15.39 to 25.55    $2,820,919         1.53%     0.50% to 1.40%    8.34% to 9.74%
        2013                       162,489   14.05 to 23.47    $2,774,411         1.60%     0.50% to 1.40%   15.81% to 17.31%
        2012                       163,974   11.99 to 20.17    $2,596,036         2.10%     0.50% to 1.40%   10.25% to 11.52%
        2011                       167,671   10.75 to 18.20    $2,541,169         1.91%     0.50% to 1.40%    3.88% to 5.07%

    Capital Appreciation Fund
        2015                       354,123   15.25 to 38.00    $7,017,504         0.00%     0.50% to 1.40%    0.52% to 1.93%
        2014                       407,621   15.00 to 37.69    $8,234,995         0.00%     0.50% to 1.40%    6.65% to 8.14%
        2013                       381,647   13.90 to 35.24    $7,428,705         0.00%     0.50% to 1.40%   29.12% to 30.92%
        2012                       395,233   10.64 to 27.22    $6,102,498         0.00%     0.50% to 1.40%   14.39% to 16.00%
        2011                       394,175   9.20 to 23.72     $5,713,175         0.00%     0.50% to 1.40%   -7.80% to -6.51%

    International Fund
        2015                       939,851   10.05 to 20.37    $12,602,791        0.39%     0.50% to 1.40%   -0.63% to 0.76%
        2014                       961,997   10.00 to 20.44    $13,286,902        1.71%     0.50% to 1.40%   -6.81% to -5.51%
        2013                     1,015,442   10.61 to 21.87    $15,136,746        1.71%     0.50% to 1.40%   20.72% to 22.41%
        2012                     1,089,056   8.69 to 18.07     $13,499,090        0.85%     0.50% to 1.40%   19.48% to 21.16%
        2011                     1,150,791   7.19 to 15.08     $12,200,488        1.46%     0.50% to 1.40%   -13.25% to -12.04%

    Value Fund
        2015                     1,058,273   15.91 to 35.03    $23,123,280        2.12%     0.50% to 1.40%   -5.21% to -3.88%
        2014                     1,084,555   16.59 to 36.85    $26,214,989        1.49%     0.50% to 1.40%   11.52% to 13.08%
        2013                     1,179,416   14.71 to 32.95    $26,738,268        1.72%     0.50% to 1.40%   29.91% to 31.73%
        2012                     1,231,810   11.20 to 25.29    $22,712,813        1.80%     0.50% to 1.40%   12.99% to 14.58%
        2011                     1,361,084   9.80 to 22.32     $23,843,287        1.74%     0.50% to 1.40%   -0.38% to 1.01%

    Income & Growth Fund
        2015                       131,387   14.71 to 21.53    $2,177,695         2.09%     0.50% to 1.40%   -6.92% to -5.71%
        2014                       142,683   15.63 to 23.01    $2,527,098         2.01%     0.50% to 1.40%   10.95% to 12.39%
        2013                       149,973   13.92 to 20.64    $2,413,377         2.26%     0.50% to 1.40%   33.95% to 35.68%
        2012                       154,411   10.28 to 15.33    $1,867,726         2.12%     0.50% to 1.40%   13.15% to 14.46%
        2011                       169,860   8.98 to 13.48     $1,843,450         1.56%     0.50% to 1.40%    1.69% to 2.86%

   MFS Variable Insurance Trust
    Growth Series
        2015                       974,545   12.80 to 26.48    $16,764,349        0.17%     0.50% to 1.40%    6.07% to 7.56%
        2014                     1,013,745   11.96 to 24.84    $16,142,539        0.09%     0.50% to 1.40%    7.44% to 8.94%
        2013                     1,245,225   11.03 to 23.00    $19,071,991        0.21%     0.50% to 1.40%   34.96% to 36.85%
        2012                     1,255,161   8.10 to 16.96     $13,719,318        0.00%     0.50% to 1.40%   15.76% to 17.39%
        2011                     1,288,951   6.94 to 14.58     $12,284,658        0.20%     0.50% to 1.40%   -1.70% to -0.32%

    Investors Trust Series
        2015                        94,538   15.79 to 20.65    $1,621,276         0.91%     0.50% to 1.40%   -1.17% to 0.12%
        2014                        99,113   15.80 to 20.81    $1,702,818         0.90%     0.50% to 1.40%   9.47% to 10.90%
        2013                       105,418   14.27 to 19.01    $1,648,471         1.07%     0.50% to 1.40%   30.23% to 31.92%
        2012                       111,338   10.83 to 14.60    $1,336,494         0.91%     0.50% to 1.40%   17.53% to 18.88%
        2011                       114,052   9.11 to 12.42     $1,194,365         0.96%     0.50% to 1.40%   -3.53% to -2.42%

    New Discovery Series
        2015                       347,022   14.66 to 40.28    $6,623,076         0.00%     0.50% to 1.40%   -3.24% to -1.89%
        2014                       360,189   14.96 to 41.42    $7,392,341         0.00%     0.50% to 1.40%   -8.54% to -7.26%
        2013                       372,391   16.14 to 45.06    $8,942,758         0.00%     0.50% to 1.40%   39.57% to 41.52%
        2012                       393,403   11.42 to 32.13    $7,190,703         0.00%     0.50% to 1.40%   19.54% to 21.22%
        2011                       370,234   12.03 to 26.74    $6,108,354         0.00%     0.50% to 1.40%   -11.50% to -10.27%

    Research Series
        2015                       239,386   16.30 to 22.97    $4,145,789         0.75%     0.50% to 1.40%   -0.59% to 0.80%
        2014                       250,249   16.21 to 22.99    $4,321,487         0.83%     0.50% to 1.40%   8.68% to 10.20%
        2013                       267,345   14.75 to 21.05    $4,236,797         0.33%     0.50% to 1.40%   30.46% to 32.28%
        2012                       281,903   11.17 to 16.05    $3,440,212         0.81%     0.50% to 1.40%   15.64% to 17.27%
        2011                       305,358   9.55 to 13.81     $3,318,049         0.88%     0.50% to 1.40%   -1.82% to -0.45%

    Total Return Series
        2015                        20,379   12.74 to 15.14      $292,308         2.48%     0.50% to 1.40%   -1.75% to -0.37%
        2014                        19,344   12.97 to 15.21      $281,819         1.97%     0.50% to 1.40%    7.00% to 8.50%
        2013                        20,388   12.12 to 14.03      $269,262         1.85%     0.50% to 1.40%   17.40% to 19.05%
        2012                        18,668   10.32 to 11.80      $207,330         2.98%     0.50% to 1.40%   9.71% to 11.26%
        2011                        21,083   9.41 to 10.48       $208,576         2.70%     0.50% to 1.40%    0.37% to 1.77%

    Utilities Series
        2015                       273,084   12.51 to 15.54    $3,648,484         4.35%     0.50% to 1.40%   -15.70% to -14.52%
        2014                       281,559   14.84 to 18.20    $4,416,326         2.14%     0.50% to 1.40%   11.18% to 12.73%
        2013                       262,762   13.35 to 16.16    $3,649,871         2.49%     0.50% to 1.40%   18.85% to 20.52%
        2012                       263,001   11.23 to 13.42    $3,029,209         6.84%     0.50% to 1.40%   11.91% to 13.48%
        2011                       295,813   9.90 to 10.45     $3,032,912         3.17%     0.50% to 1.40%    5.31% to 6.78%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
        2015                       648,900   12.94 to 24.96    $10,171,037        1.21%     0.50% to 1.40%   -4.20% to -2.86%
        2014                       669,299   13.36 to 25.93    $11,058,190        0.69%     0.50% to 1.40%    6.17% to 7.65%
        2013                       659,554   12.44 to 24.30    $11,131,920        0.58%     0.50% to 1.40%   34.02% to 35.90%
        2012                       686,199   9.18 to 18.04     $8,978,466         0.98%     0.50% to 1.40%   10.53% to 12.09%
        2011                       688,183   8.21 to 16.24     $8,712,909         0.72%     0.50% to 1.40%   -7.37% to -6.08%

    Mid-Cap Stock Portfolio
        2015                       625,907   14.48 to 38.39    $12,731,373        0.57%     0.50% to 1.40%   -5.12% to -3.79%
        2014                       636,045   15.08 to 40.10    $14,552,152        0.44%     0.50% to 1.40%   9.99% to 11.53%
        2013                       621,820   13.56 to 36.14    $13,966,258        0.42%     0.50% to 1.40%   28.52% to 30.32%
        2012                       628,278   10.43 to 27.87    $11,723,841        0.67%     0.50% to 1.40%   12.96% to 14.55%
        2011                       606,339   9.13 to 24.45     $11,229,318        0.21%     0.50% to 1.40%   -5.33% to -4.01%

    International Opportunities Portfolio
        2015                       339,961   11.71 to 19.39    $5,168,608         0.77%     0.50% to 1.40%   9.56% to 11.10%
        2014                       409,913   10.56 to 17.70    $5,722,050         1.32%     0.50% to 1.40%   -7.06% to -5.76%
        2013                       426,586   11.24 to 19.04    $6,379,301         1.89%     0.50% to 1.40%   29.88% to 31.70%
        2012                       449,475   8.55 to 14.66     $5,217,368         2.04%     0.50% to 1.40%   18.71% to 20.38%
        2011                       458,721   7.12 to 12.35     $4,534,768         0.98%     0.50% to 1.40%   -16.88% to -15.72%

    Calibrated Dividend Growth Portfolio
        2015                        18,027   13.87 to 16.93      $275,463         1.62%     0.50% to 1.40%   -3.48% to -2.13%
        2014                        22,398   14.37 to 17.30      $351,320         1.84%     0.50% to 1.40%   10.00% to 11.54%
        2013                        20,113   13.06 to 15.51      $281,502         2.20%     0.50% to 1.40%   26.16% to 27.93%
        2012                        11,434   10.35 to 12.12      $124,053         3.10%     0.50% to 1.40%   10.89% to 12.46%
        2011                        11,917   9.34 to 10.78       $115,608         2.78%     0.50% to 1.40%   -1.19% to 0.19%

   Alger Fund
    Large Cap Growth Portfolio
        2015                       779,397   12.71 to 19.44    $11,449,442        0.00%     0.50% to 1.40%    0.31% to 1.72%
        2014                       887,544   12.61 to 19.38    $12,375,441        0.16%     0.50% to 1.40%   9.45% to 10.99%
        2013                       933,859   11.47 to 17.71    $11,629,562        0.79%     0.50% to 1.40%   33.22% to 35.08%
        2012                     1,016,757   8.56 to 13.29     $9,166,592         1.22%     0.50% to 1.40%    8.34% to 9.87%
        2011                     1,110,636   7.87 to 12.27     $9,067,565         1.01%     0.50% to 1.40%   -1.72% to -0.35%

    Mid Cap Growth Portfolio
        2015                       504,141   11.74 to 17.90    $7,270,258         0.00%     0.50% to 1.40%   -2.92% to -1.56%
        2014                       531,635   11.95 to 18.39    $7,810,297         0.00%     0.50% to 1.40%    6.52% to 8.01%
        2013                       576,006   11.09 to 17.22    $7,844,929         0.33%     0.50% to 1.40%   33.97% to 35.84%
        2012                       645,119   8.19 to 12.82     $6,434,765         0.00%     0.50% to 1.40%   14.60% to 16.21%
        2011                       670,689   7.06 to 11.15     $5,991,591         0.34%     0.50% to 1.40%   -9.54% to -8.27%

    Capital Appreciation Portfolio
        2015                       640,059   17.66 to 30.64    $12,209,496        0.08%     0.50% to 1.40%    4.72% to 6.19%
        2014                       673,996   16.78 to 29.25    $12,115,218        0.08%     0.50% to 1.40%   12.18% to 13.75%
        2013                       964,283   14.88 to 26.08    $15,031,430        0.42%     0.50% to 1.40%   33.32% to 35.19%
        2012                       745,560   11.11 to 19.56    $8,466,137         1.10%     0.50% to 1.40%   16.66% to 18.30%
        2011                       813,272   9.48 to 16.77     $7,855,345         0.15%     0.50% to 1.40%   -1.68% to -0.30%

    SmallCap Growth Portfolio
        2015                       417,460   13.65 to 21.63    $6,062,970         0.00%     0.50% to 1.40%   -4.65% to -3.41%
        2014                       480,908   14.21 to 22.68    $7,181,911         0.00%     0.50% to 1.40%   -0.95% to 0.34%
        2013                       509,161   14.18 to 22.90    $7,580,246         0.00%     0.50% to 1.40%   32.41% to 34.13%
        2012                       559,677   10.59 to 17.29    $6,109,787         0.00%     0.50% to 1.40%   10.94% to 12.22%
        2011                       596,913   9.44 to 15.59     $5,861,398         0.00%     0.50% to 1.40%   -4.52% to -3.42%

   Invesco Variable Insurance Funds
    Diversified Dividend Fund
        2015                       108,959   8.85 to 16.77     $1,298,869         1.53%     0.50% to 1.40%    0.66% to 2.07%
        2014                       265,256   8.79 to 16.45     $2,956,809         4.71%     0.50% to 1.40%   11.27% to 12.83%
        2013                       120,768   7.90 to 14.60     $1,179,261         2.39%     0.50% to 1.40%   29.23% to 31.04%
        2012                       123,645   6.12 to 11.15       $871,740         2.13%     0.50% to 1.40%   17.08% to 18.73%
        2011                       122,080   5.22 to 6.38        $711,289         0.20%     0.50% to 1.40%   -3.44% to -2.09%

    Global Health Care Fund
        2015                       148,074   14.78 to 28.05    $3,381,070         0.00%     0.50% to 1.40%    1.74% to 3.16%
        2014                       149,318   14.37 to 27.32    $3,366,909         0.00%     0.50% to 1.40%   18.02% to 19.67%
        2013                       137,917   12.04 to 22.95    $2,639,325         0.72%     0.50% to 1.40%   38.60% to 40.54%
        2012                       116,848   8.59 to 16.41     $1,640,184         0.00%     0.50% to 1.40%   19.22% to 20.90%
        2011                       110,823   7.12 to 13.64     $1,389,446         0.00%     0.50% to 1.40%    2.52% to 3.95%

    International Growth Fund
        2015                       482,656   10.29 to 13.67    $5,513,339         1.52%     0.50% to 1.40%   -3.69% to -2.34%
        2014                       497,265   10.68 to 14.01    $5,786,221         1.60%     0.50% to 1.40%   -1.05% to 0.33%
        2013                       541,827   10.80 to 13.98    $6,259,020         1.18%     0.50% to 1.40%   17.37% to 19.01%
        2012                       591,379   9.20 to 11.76     $5,699,167         1.53%     0.50% to 1.40%   13.93% to 15.53%
        2011                       562,927   8.08 to 8.81      $4,711,721         1.60%     0.50% to 1.40%   -8.03% to -6.74%

   Van Eck Worldwide Insurance Trust
    Global Hard Assets Fund
        2015                     1,047,047   4.67 to 22.36     $8,597,033         0.03%     0.50% to 1.40%   -34.37% to -33.45%
        2014                       911,490   7.01 to 33.77     $12,288,660        0.10%     0.50% to 1.40%   -20.22% to -19.10%
        2013                       874,334   8.67 to 41.96     $15,620,891        0.68%     0.50% to 1.40%   9.01% to 10.53%
        2012                       788,834   7.84 to 38.15     $14,646,126        0.62%     0.50% to 1.40%    1.95% to 3.39%
        2011                       672,311   7.58 to 37.09     $14,448,645        1.25%     0.50% to 1.40%   -17.60% to -16.45%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
        2015                     1,608,241   12.10 to 17.50    $23,959,878        4.85%     0.50% to 1.40%   -0.94% to 0.45%
        2014                     1,833,519   12.06 to 17.51    $27,698,480        2.28%     0.50% to 1.40%    2.84% to 4.28%
        2013                     1,848,934   11.57 to 16.88    $27,573,858        2.31%     0.50% to 1.40%   -3.32% to -1.96%
        2012                     1,827,749   11.82 to 17.30    $29,223,735        2.56%     0.50% to 1.40%    8.07% to 9.59%
        2011                     1,977,039   12.94 to 15.87    $29,534,163        2.75%     0.50% to 1.40%    2.18% to 3.61%

    Low Duration Portfolio
        2015                       165,358   11.05 to 13.94    $2,039,993         3.42%     0.50% to 1.40%   -1.07% to 0.21%
        2014                       173,672   11.03 to 13.96    $2,141,407         1.13%     0.50% to 1.40%   -0.54% to 0.75%
        2013                       165,147   10.94 to 13.91    $2,229,269         1.45%     0.50% to 1.40%   -1.51% to -0.23%
        2012                       165,685   10.97 to 14.00    $2,268,773         1.91%     0.50% to 1.40%    4.38% to 5.59%
        2011                       166,570   11.81 to 13.30    $2,179,575         1.68%     0.50% to 1.40%   -0.28% to 0.86%

    High Yield Portfolio
        2015                       160,653   13.51 to 20.69    $2,481,870         5.95%     0.50% to 1.40%   -3.00% to -1.64%
        2014                       172,402   13.75 to 21.14    $2,855,871         7.10%     0.50% to 1.40%    1.91% to 3.34%
        2013                       161,730   13.31 to 20.56    $2,891,330         5.70%     0.50% to 1.40%    4.27% to 5.73%
        2012                       291,481   12.61 to 19.55    $5,166,606         5.45%     0.50% to 1.40%   12.71% to 14.30%
        2011                       515,682   12.49 to 17.19    $8,225,521         5.82%     0.50% to 1.40%    1.92% to 3.34%

    Real Return Portfolio
        2015                       334,542   11.43 to 16.18    $4,288,980         3.88%     0.50% to 1.40%   -4.05% to -2.70%
        2014                       398,017   11.76 to 16.72    $5,265,101         1.49%     0.50% to 1.40%    1.67% to 3.09%
        2013                       355,778   11.42 to 16.30    $5,317,953         1.66%     0.50% to 1.40%   -10.47% to -9.22%
        2012                       374,378   12.59 to 18.04    $6,425,284         1.06%     0.50% to 1.40%    7.25% to 8.75%
        2011                       393,050   12.72 to 16.67    $6,328,227         2.06%     0.50% to 1.40%   10.13% to 11.66%

   Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund
        2015                       258,324   12.89 to 18.56    $3,706,012         0.23%     0.50% to 1.40%   -3.48% to -2.13%
        2014                       429,605   13.36 to 18.96    $6,412,501         0.46%     0.50% to 1.40%    5.45% to 6.93%
        2013                       352,009   12.67 to 17.73    $4,859,411         1.10%     0.50% to 1.40%   33.75% to 35.62%
        2012                       308,560   9.47 to 13.07     $3,130,037         1.22%     0.50% to 1.40%   11.26% to 12.83%
        2011                       321,699   8.51 to 11.59     $2,888,421         0.86%     0.50% to 1.40%   -0.71% to 0.67%

    Large Cap Value Fund
        2015                       356,145   11.33 to 16.34    $4,502,820         1.43%     0.50% to 1.40%   -5.73% to -4.41%
        2014                       378,267   12.02 to 17.11    $5,000,736         1.48%     0.50% to 1.40%   11.38% to 12.94%
        2013                       368,274   10.79 to 15.17    $4,290,100         1.23%     0.50% to 1.40%   31.39% to 33.23%
        2012                       408,705   8.21 to 11.40     $3,563,692         1.48%     0.50% to 1.40%   17.48% to 19.13%
        2011                       420,869   6.99 to 8.03      $3,087,201         1.19%     0.50% to 1.40%   -8.33% to -7.05%

   Neuberger Berman Advisors Management Trust
    AMT Mid Cap Intrinsic Value Portfolio
        2015                       101,837   14.19 to 16.65    $1,554,712         0.91%     0.50% to 1.40%   -9.60% to -8.34%
        2014                        58,265   15.69 to 18.19      $988,114         1.39%     0.50% to 1.40%   12.26% to 13.84%
        2013                        59,184   13.98 to 15.99      $883,314         1.36%     0.50% to 1.40%   35.16% to 37.05%
        2012                        41,684   10.34 to 11.68      $450,586         0.30%     0.50% to 1.40%   13.93% to 15.53%
        2011                        13,689   9.08 to 9.67        $129,392         0.55%     0.50% to 1.40%   -7.79% to -6.50%

   Profunds VP
    Japan
        2015                        36,274   7.41 to 14.52       $337,396         0.00%     0.50% to 1.40%    4.35% to 5.81%
        2014                         7,137   7.10 to 13.73        $62,325         0.00%     0.50% to 1.40%    1.80% to 3.23%
        2013                        43,834   6.97 to 13.32       $381,607         0.00%     0.50% to 1.40%   46.19% to 48.24%
        2012                        16,782   4.77 to 8.99         $94,326         0.00%     0.50% to 1.40%   21.24% to 22.95%
        2011                        11,117   3.93 to 5.35         $46,026         0.00%     0.50% to 1.40%   -19.66% to -18.54%

    Oil & Gas
        2015                       179,268   6.15 to 9.90      $1,343,444         0.70%     0.50% to 1.40%   -24.43% to -23.37%
        2014                       164,527   8.03 to 12.93     $1,614,935         0.45%     0.50% to 1.40%   -12.10% to -10.87%
        2013                       185,754   9.01 to 14.52     $2,033,895         0.44%     0.50% to 1.40%   22.36% to 24.07%
        2012                       188,894   7.26 to 11.72     $1,684,148         0.11%     0.50% to 1.40%    1.47% to 2.90%
        2011                       192,424   7.06 to 9.42      $1,698,396         0.14%     0.50% to 1.40%    0.84% to 2.25%

    Small-Cap Value
        2015                       207,990   11.56 to 15.52    $2,861,854         0.00%     0.50% to 1.40%   -9.54% to -8.28%
        2014                        63,434   12.77 to 16.92      $983,924         0.00%     0.50% to 1.40%    4.35% to 5.81%
        2013                        64,660   12.24 to 15.99      $944,392         0.19%     0.50% to 1.40%   35.77% to 37.67%
        2012                        65,050   9.02 to 11.62       $686,320         0.00%     0.50% to 1.40%   14.55% to 16.16%
        2011                        70,643   7.87 to 10.00       $629,555         0.00%     0.50% to 1.40%   -5.42% to -4.10%

    Ultra Mid-Cap
        2015                        88,680   12.41 to 23.23    $1,401,205         0.00%     0.50% to 1.40%   -10.40% to -9.15%
        2014                       100,252   13.85 to 25.60    $1,668,613         0.00%     0.50% to 1.40%   13.75% to 15.34%
        2013                       124,208   12.18 to 22.21    $1,782,769         0.00%     0.50% to 1.40%   68.26% to 70.61%
        2012                       115,411   7.24 to 13.03       $924,138         0.00%     0.50% to 1.40%   30.65% to 32.49%
        2011                       106,135   5.54 to 7.00        $628,858         0.00%     0.50% to 1.40%   -14.84% to -13.65%

   Vanguard Variable Insurance Funds
    Balanced
        2015                       122,186   14.64 to 16.28    $1,942,285         2.39%     0.50% to 1.40%   -1.29% to 0.09%
        2014                       115,137   14.83 to 16.26    $1,827,530         2.10%     0.50% to 1.40%    8.33% to 9.84%
        2013                        98,581   13.69 to 14.81    $1,415,343         2.41%     0.50% to 1.40%   18.23% to 19.88%
        2012                        89,682   11.58 to 12.35    $1,068,054         3.22%     0.50% to 1.40%   11.00% to 12.56%
        2011                        61,411   10.44 to 10.97      $660,479         2.61%     0.50% to 1.40%    2.27% to 3.70%

    Total Bond Market Index
        2015                        89,370   11.99 to 13.57    $1,145,152         1.52%     0.50% to 1.40%   -1.05% to 0.33%
        2014                        45,753   11.96 to 13.53      $600,294         3.07%     0.50% to 1.40%    4.43% to 5.89%
        2013                        73,857   11.31 to 12.78      $909,745         2.52%     0.50% to 1.40%   -3.64% to -2.29%
        2012                        59,793   11.58 to 13.12      $755,324         1.90%     0.50% to 1.40%    2.58% to 4.02%
        2011                        43,915   11.95 to 12.64      $541,451         2.12%     0.50% to 1.40%    6.17% to 7.65%

    High Yield Bond
        2015                        26,799   13.87 to 15.66      $398,724         5.55%     0.50% to 1.40%   -2.94% to -1.58%
        2014                        26,943   14.11 to 15.95      $412,608         5.11%     0.50% to 1.40%    2.96% to 4.40%
        2013                        24,298   13.52 to 15.32      $359,083         5.66%     0.50% to 1.40%    2.91% to 4.35%
        2012                        26,409   12.97 to 14.71      $376,272         5.73%     0.50% to 1.40%   12.71% to 14.30%
        2011                        25,534   12.15 to 12.91      $319,854         6.71%     0.50% to 1.40%    5.46% to 6.93%

    International
        2015                     1,393,704   9.81 to 13.47     $15,226,326        1.92%     0.50% to 1.40%   -2.14% to -0.77%
        2014                     1,383,667   10.03 to 13.58    $15,114,260        1.48%     0.50% to 1.40%   -7.35% to -6.05%
        2013                     1,342,067   10.82 to 14.47    $15,468,367        1.31%     0.50% to 1.40%   21.55% to 23.26%
        2012                     1,255,200   8.91 to 11.75     $11,646,593        1.87%     0.50% to 1.40%   18.47% to 20.14%
        2011                     1,053,522   7.52 to 7.90      $8,146,570         1.61%     0.50% to 1.40%   -14.73% to -13.54%

    Mid-Cap Index
        2015                       464,136   16.00 to 18.70    $8,069,430         1.25%     0.50% to 1.40%   -2.80% to -1.43%
        2014                       513,643   16.46 to 18.99    $9,033,908         0.90%     0.50% to 1.40%   12.03% to 13.59%
        2013                       585,406   14.69 to 16.73    $9,087,107         1.16%     0.50% to 1.40%   33.07% to 34.93%
        2012                       697,765   11.04 to 12.41    $7,997,666         1.12%     0.50% to 1.40%   14.21% to 15.82%
        2011                       647,787   9.67 to 10.16     $6,443,284         0.98%     0.50% to 1.40%   -3.39% to -2.04%

    REIT Index
        2015                       268,395   15.20 to 17.92    $4,461,783         1.86%     0.50% to 1.40%    0.81% to 2.22%
        2014                       283,977   15.08 to 17.54    $4,609,139         3.19%     0.50% to 1.40%   28.31% to 30.11%
        2013                       215,439   11.75 to 13.50    $2,675,184         1.82%     0.50% to 1.40%    0.92% to 2.33%
        2012                       161,292   11.64 to 13.20    $1,944,646         1.69%     0.50% to 1.40%   15.83% to 17.46%
        2011                       140,232   10.05 to 10.67    $1,445,112         1.61%     0.50% to 1.40%    6.94% to 8.44%

    Small Company Growth
        2015                       353,213   18.74 to 21.10    $7,069,134         0.38%     0.50% to 1.40%   -4.10% to -2.75%
        2014                       372,611   19.32 to 21.69    $7,702,293         0.28%     0.50% to 1.40%    1.95% to 3.38%
        2013                       360,684   18.73 to 20.98    $7,262,762         0.64%     0.50% to 1.40%   44.52% to 46.54%
        2012                       351,196   12.81 to 14.32    $4,837,881         0.23%     0.50% to 1.40%   13.06% to 14.65%
        2011                       348,497   11.20 to 12.49    $4,234,844         0.20%     0.50% to 1.40%   -0.04% to 1.36%

    Short Term Investment Grade
        2015                       182,495   11.29 to 12.66    $2,091,216         1.81%     0.50% to 1.40%   -0.27% to 1.12%
        2014                       174,124   11.18 to 12.52    $1,967,860         1.62%     0.50% to 1.40%    0.35% to 1.76%
        2013                       165,047   11.00 to 12.31    $1,830,073         2.06%     0.50% to 1.40%   -0.32% to 1.08%
        2012                       171,462   10.89 to 12.17    $2,010,748         2.36%     0.50% to 1.40%    2.97% to 4.42%
        2011                       216,845   11.09 to 11.66    $2,457,729         1.64%     0.50% to 1.40%    0.61% to 2.02%

    Total Stock Market Index
        2015                       115,230   15.52 to 18.68    $1,939,045         1.38%     0.50% to 1.40%   -1.02% to 0.37%
        2014                       108,902   15.68 to 18.63    $1,827,770         1.33%     0.50% to 1.40%   10.74% to 12.29%
        2013                       103,174   14.16 to 16.61    $1,538,547         1.37%     0.50% to 1.40%   31.44% to 33.28%
        2012                        78,457   10.77 to 12.47      $878,844         1.43%     0.50% to 1.40%   14.71% to 16.33%
        2011                        46,941   9.39 to 9.87        $454,151         1.31%     0.50% to 1.40%   -0.56% to 0.83%

        *   The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets.  This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income is affected by the timing of the declaration of dividends.

        **  The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

6.      Diversification Requirements

        Under the provisions of Section 817(h) of the Internal Revenue Code, as
        amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the "adequately diversified"
        requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

        The Internal Revenue Service has issued regulations under Section 817(h) of the
        Code.  Midland National Life believes, based on assurances from the Funds, that the Separate Account satisfies the current requirements of the regulations.

PART C

OTHER INFORMATION

Item 26.     Exhibits

(a)   Board of Directors Resolutions.

Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (2)

(b)   Custodian Agreements.  Not Applicable

(c)   Underwriting Contracts.

1)    Principal Underwriting Agreement (8)

2)    Selling Agreement (8)

3)    Commission Schedule (8)

(d)   Contracts.

        Policy (17)

(e)   Applications.

               Application Form. (5)

(f)    Depositor’s Certificate of Incorporation and By-Laws.

1)    Articles of Incorporation of Midland National Life. (2)

2)    By-Laws of Midland National Life. (2)

(g)   Reinsurance Contracts.

                Draft of Reinsurance Contracts (8)

(h)   Participation Agreements.

1. (a)   Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

    (b)   Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

    (c)   Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund III. (2)

(d)   Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc. (1)

    (e)   Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series Funds, Inc. (3)

    (f)    Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)

    (g)   Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (3)

    (h)   Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (6)

(i)    Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products  Fund III. (6)

(j)    Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust. (7)

(k)   Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (8)

(l)    Participation Agreement between Midland National Life Insurance Company and AIM Distributors, Inc. (12)

(m)  Participation Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (10)

(n)   Participation Agreement between Midland National Life Insurance Company and PIMCO Advisors VIT. (10)

(o)   Participation Agreement between Midland National Life Insurance Company and Neuberger Berman Advisers Management Trust. (10)

(p)   Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (11)

(q)   Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (12)

(r)    Amendment to Participation Agreement between Midland National Life Insurance Company and Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (13)

(s)    Participation Agreement between Midland National Life Insurance Company and ProFund Advisors, LLC. (14)

(t)      Amendment to Participation Agreement for ProFund Advisors, LLC. (16)

(u)     Participation Agreement between Midland National Life Insurance Company and Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation. (16)

(v)     Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (18)

(w)    Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and Allianz Global Investors Distributors LLC (“AGID”). (19)

(x)     Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust. (19)

(y)     Amendment to Participation Agreement between Midland National Life Insurance Company and Invesco Aim Distributors, Inc. (19)

(z)     Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios (formerly The Alger American Funds) and Fred Alger & Company, Incorporated. (20)

(aa) Amendment to the Participation Agreement between Midland National Life Insurance Company,  Invesco Distributors, Inc. (formerly known as AIM Distributors, Inc. and Invesco Aim Distributors, Inc.) and AIM Variable Insurance Funds (20)

(bb) Amendment to the Participation Agreement between Midland National Life Insurance Company,  American Century Investment Services, Inc. and American Century Investment Management, Inc. (20)

(cc)  Amendment to the Participation Agreement between Midland National Life Insurance Company,  Calvert Variable Series, Inc. and Calvert Investment Management, Inc. (20)

(dd) Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation (20)

(ee)  Amendment to the Participation Agreement between Midland National Life Insurance Company,  Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (20)

(ff)   Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series (20)

(gg)  Amendment to the Participation Agreement between Midland National Life Insurance Company, ProFunds, Access One Trust and ProFunds Advisors LLC (20)

(i)    Administrative Contracts. Not Applicable.

(j)    Other Material Contracts.

(a)     AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National Life Insurance Company and A I M Investment Services, Inc.   (15)

(b)     Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company, Inc.   (15)

(c)     Shareholder Information Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.   (15)

(d)     SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation.   (15)

(e)     Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust.  (15)

(f)      Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC.  (15)

(g)     Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc.  (15)

(h)     Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman Management Inc.  (15)

(i)       Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust.  (15)

(j)      Shareholder Information Agreement between Midland National and Van Eck Securities Corporation.  (15)

(k)   Legal Opinion.

1)       Opinion and Consent. (21)

2)       Power of Attorney. (21)

(l)    Actuarial Opinion.   (21)

(m)  Calculation of Illustrations. (9)

(n)   Other Opinions.

1)    Consent of Sutherland Asbill & Brennan LLP. (21)

2)    Consent of Independent Registered Public Accounting Firm. (21)

(o)   Omitted Financial Statements.  Not Applicable.

(p)   Initial Capital Agreements.  Not Applicable.

(q)   Redeemability Exemption.  Memorandum describing Midland National Life’s issuance, transfer and redemption procedures for the Policy. (21)

__________

(1)     Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061)

(2)     Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061)

(3)     Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061)

(4)     Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975)

(5)     Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061)

(6)     Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)

(7)     Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File No. 333-71800)

(8)     Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 30, 2003 (File No. 333-14061)

(9)     Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2004 (File No. 333-14081)

(10)   Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File No. 333-108437)

(11)   Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File No. 333-108437)

(12)   Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No. 333-58300)

(13)   Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No. 333-58300)

(14)    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File No. 333-128910)

(15)    Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-6 on April 28, 2008 (File No. 333-58300)

(16)    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 29, 2009 (File No. 333-148111)

(17)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-6 on January 21, 2009 (File No. 333-153825)

(18)    Incorporated herein by reference to Post-Effective Amendment No. 18 for Form N-4 on April 29, 2010 (File No. 333-71800)

(19)    Incorporated herein by reference to Post-Effective Amendment No. 19 for Form N-4 on April 27, 2011 (File No. 333-71800)

(20)    Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)

(21)    Filed herewith

(22)    To be filed by amendment

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw.................................................	Chairman of the Board & Chief Executive Officer
Steven C. Palmitier[3]......................................................	President and Chief Operating Officer – Director
Darron K. Ash...............................................................	Director
Willard Bunn, III..........................................................	Director
Thomas Corcoran........................................................	Director
William D. Heinz...........................................................	Director
Heather Kreager...........................................................	Director
Michael M. Masterson.................................................	Director
Cindy K. Reed...............................................................	President, Annuity Division
William L. Lowe[4]..........................................................	President, Sammons Retirement Solutions
Robert R. TeKolste[2].....................................................	President, Shared Services
Victoria E. Fimea..........................................................	Senior Vice President, General Counsel & Secretary
Donald T. Lyons...........................................................	Senior Vice President
Timothy A. Reuer[2]........................................................	Senior Vice President & Corporate Actuary
David Shaw...................................................................	Senior Vice President & Chief Information Officer
Rebecca L. Luloff........................................................	Senior Vice President, Chief Administration Officer & Assistant Secretary
Daniel M. Kiefer...........................................................	Vice President, Chief Financial Officer & Treasurer
Melissa Scheuerman[4]...................................................	Vice President, Business and Sales Development
Brent A. Mardis.............................................................	Vice President, Chief Risk Officer
Gary Brown[2]..................................................................	Vice President, Life New Business & Underwriting
Teri L. Ross....................................................................	Vice President, Annuity New Business & Agency Services
Bradley W. Rosenblatt[3]...............................................	Vice President, Chief Distribution Officer – Specialty Markets and Vice President of Marketing Communications
Kirk Evans[4]....................................................................	Vice President, Product Actuary & Risk Management – SRS
Jeremy A. Bill[2]...............................................................	Vice President, Life Product Development
Gerald R. Blair[3].............................................................	Vice President, Chief Distribution and Sales Officer
Brian Hansen[3]...............................................................	Vice President, Compliance; Chief Compliance Officer for SEC Rule 38a-1Compliance
Diana Ronald................................................................	Second Vice President - Claims and Controls
Michael J. Arch[2]............................................................	Associate Vice President, Internal Audit
Richard T. Hicks[2]..........................................................	Associate Vice President, Advanced Processing Support
Randy D. Shaull[2]..........................................................	Associate Vice President & Actuary
Grady D. Holt[4]...............................................................	Associate Vice President, Fund Management & Compliance; Chief Compliance Officer, Broker Dealer – SFN

 1Unless noted otherwise, the principal business address for each officer and director is 4350 Westown Parkway, West Des Moines, IA 50266

2One Sammons Plaza, Sioux Falls, SD 57193-9991

3525 W. Van Buren, Chicago, IL 60607

44546 Corporate Drive, Suite 100, West Des Moines, IA 50266

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant –

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc.  The Registrant is a segregated asset account of Midland.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2015, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
100 N. Cresent Holdings LLC	DE	100% by SBC Funding, LLC
100 N. Cresent LLC	DE	100% by 100 N. Cresent Holdings LLC
1888 Fund, Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
1900 Capital, Inc.	DE	100% by Compatriot Capital, Inc.
45-501,LLC	DE	100% by FX Leasing, LLC
45-502, LLC	DE	100% by FX Leasing, LLC
45-506, LLC	DE	100% by FX Leasing, LLC
5180 CLO LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
9350 Civic Center Drive,LLC	DE	100% by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50% by SBC Civic Center LLC
A24 Films, LLC	DE	35% by SBC Funding, LLC
Accretive Asset Management LLC	WA	100% by Guggenheim Partners Investment Management Holdings, LLC
ACEI Holdco, LLC	DE	100% by GPFT Holdco, LLC
ACEIG, LLC	DE	100% by Guggenheim Capital Enterprises, LLC
ACS Holdings LLC	DE	100% by Eldridge Equipment Finance LLC
ACS Nextant Holdings LLC	DE	100% by Airborne Capital Solutions LTD
Advisor Research Center, LLC	MD	100% by Rydex Fund Services, LLC
Adweek LLC	DE	100% by Mediabistro Holdings LLC
AF V - VII entities	DE	100% by Corporate Funding VI, LLC
AFSP Fund I Partners, LLC	DE	53.6% by Compatriot Capital, Inc.
Airborne Capital Solutions LTD	CYM	66.7% by ACS Holdings LLC
Aircraft Asset Holdings, LP	DE	24.2% by Guggenheim Aviation Partners, LLC
Aircraft Mgmt. Company, LLC	DE	100% by GPFT Holdco, LLC
AMC Investor Holdings LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Amicus Investors LLC	DE	75% by Amicus Operating Partners LLC
Amicus Operating Partners LLC	DE	50% by Compatriot Capital, Inc.
Anchorage G Holdings, LLC	AK	100% by Guggenheim Life and Annuity Company
Ann Arbor City Apartments LLC	DE	50% by Compatriot Capital, Inc. 50% by Village Green Holding LLC
Argus Portfolios Holdings Ltd.	CYM	(No Ownership) Management by Guggenheim Partners, LLC
Argus Portfolios SPC	CYM	100% by Argus Portfolios Holdings Ltd.
ASG Mortgage Investors, LLC	DE	35.3% by 1900 Capital, Inc.
Asheville Resolution Corporation	DE	100% by Consolidated Investment Services, Inc.
Asset Consulting Group, LLC	DE	100% by GWM Holdco, LLC
Auberge Resorts Collection Fund LP	DE	(No Ownership) Management by GRE ARCF GP LLC
Aureus Group, LLC	DE	29.9% by Compatriot Capital, Inc.
Aurify Brands, LLC	NY	39.1% by SBC Funding, LLC
BA Seattle Aviation, LLC	KS	100% by Security Benefit Corporation
Ballinshire investment entities	DE	100% by EL Funding, LLC
Bandera Strategic credit Partners II, L.P.	DE	(No Ownership) Management by GPIM Holdings VII, LLC
BCBG Max Azria Global Holdings, LLC	DE	40% by Fashion Funding, LLC
BD-700-1A10 9147, LLC	DE	100% by FX Leasing, LLC
Bennington Stark Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
BFC Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Billboard I, LLC	DE	100% by PGM Entertainment Group LLC
Billboard IP Holdings LLC	DE	50% by Billboard I, LLC
Bingham LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Biscay GSTF III, LLC	DE	100% by GLAC Holdings, LLC
Black Cat Football, LLC	KS	100% by Security Benefit Corporation
Bound Brook Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Briggs Construction Equipment, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs Equipment Mexico, Inc.	DE	100% by Briggs Equipment, Inc.
Briggs Equipment UK Limited	GBR	100% by Briggs UK Holdings, Inc.
Briggs Equipment, Inc.	DE	100% by Briggs International, Inc.
Briggs Equipment, S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Briggs International, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs UK Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Cainhoy Land & Timber, LLC	DE	65.5% by GC Parent Holdings, LLC
Caprock Funding entities	DE	100% by LCLF investment entities
Carco Services, LLC	DE	100% by Guggenheim Services, LLC
Cardamom RE HQ, LLC	DE	100% by Security Benefit Corporation
CardCash Exchange, Inc.	DE	18.6% by CardCash Holdings, LLC
CardCash Holdings, LLC	DE	87.5% by SBC Funding, LLC
CCE Funding LLC	DE	100% by Compatriot Capital, Inc.
CCI Historic, Inc.	DE	100% by Compatriot Capital, Inc.
Cedar Springs (Cayman) Ltd.	CYM	100% by Cedar Springs Capital Company, LLC
Cedar Springs Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
CF-G Funding II, LLC	KS	100% by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	KS	100% by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100% by Gennessee Insurance Agency, LLC
CH Funding, LLC	KS	100% by Security Benefit Corporation
CH Kansas, LLC	KS	100% by Security Benefit Corporation
Channel Capital Group Holdings, LLC	DE	38.3% by Nominee Holding Company, LLC
Channel Capital Group LLC	DE	100% by Channel Capital Group Holdings, LLC
Chelsea Creek Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Clear Spring Life Insurance Company	TX	100% by Guggenheim Life and Annuity Company
CLIO Awards	DE	100% by Mediabistro Holdings LLC
Cohen Financial Services (DE), LLC	DE	100% by Pillar Financial, LLC
Community Investments, Inc.	DE	100% by Consolidated Investment Services, Inc.
Compatriot Capital, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Concord Minutemen (Cayman) Ltd.	CYM	100% by Concord Minutemen Capital Company, LLC
Concord Minutemen Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Consolidated Investment Services, Inc.	NV	100% by Sammons Enterprises, Inc.
Controladora Briggs de Mexico S. de R.L. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Conway Capital, LLC	DE	100% by Guggenheim Life and Annuity Company
Copper River CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Corporate Funding V, LLC	DE	100% by GPFT Holdco, LLC
Corporate Funding VI, LLC	DE	100% by GPFT Holdco, LLC
Corporate Funding VIII, LLC	DE	100% by SL Funding, LLC
CP Aureus FSP, LP	DE	49.5% by AFSP Fund I Partners, LLC
Crown Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Crown Point Funding (Cayman), Ltd.	CYM	100% by Crown Point Capital Company, LLC
Dark Star Media LLC	DE	100% by DS Funding LLC
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.4% by 1900 Capital, Inc.
DCP Funding LLC	DE	13% by DS dcp Holdings LLC
Deferred Compensation investment entities	DE	36-100% by GC Deferred Compensation I, LLC
DLPG, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
DLSV 2015-1, LLC	KS	100% by Security Benefit Corporation
DNBR Funding, LLC	KS	100% by Dunbarre Insurance Agency, LLC
DS dcp Holdings LLC	DE	100% by Dark Star Media LLC
DS Funding LLC	DE	100% by EL Funding, LLC
DS Malecon Holdings LLC	DE	100% by Dark Star Media LLC
DS MB Holdings LLC	DE	100% by Dark Star Media LLC
DS PGM Holdings LLC	DE	100% by Dark Star Media LLC
Dunbarre Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
E2M Fund II Holdco, LP	DE	47.8% by Compatriot Capital, Inc. Management by E2M General Partner II, LLC
E2M General Partner II, LLC	DE	17.4% by Compatriot Capital, Inc.
E2M General Partner III, LLC	DE	30% by Compatriot Capital, Inc.
E2M Holdings, LLC	DE	30% by Compatriot Capital, Inc.
E2M Partners, LLC	DE	100% by E2M Holdings, LLC
E2M Strategic Fund (Fund A), LP	DE	80.5% by Compatriot Capital, Inc. Management by E2M General Partner III, LLC
E2M/SRC Investment Company, LLC	DE	37% by Compatriot Capital, Inc. 60% by E2M Fund II Holdco, LP
Edison IS Holdings, LLC	NJ	100% by Guggenheim Insurance Services, LLC
EFC Holdings I, LLC	DE	100% by GPFT Holdco, LLC
Efland Funding entities	DE	100% by Elsmere Insurance Agency, LLC
Eiger Fund I, LP	DE	38.8% by Compatriot Capital, Inc.
Eiger Partners, LP	DE	10% by Compatriot Capital, Inc.
EL Funding, LLC	DE	100% by SL Funding, LLC
Eldridge Business Services LLC	DE	99% by EL Funding, LLC
Eldridge Equipment Finance LLC	DE	100% by EL Funding, LLC
Eldridge Executive Services LLC	DE	99% by EL Funding, LLC
Eldridge Services Inc.	DE	100% by EL Funding, LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100% by SBC Funding, LLC
Elliott Bay Healthcare Realty LLC	DE	100% by Elliott Bay Healthcare Realty Holdings LLC
ELSL Funding entities	DE	100% by Elsmere Insurance Agency, LLC
Elsmere Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
Energy Asset Holdings LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Enterhealth, LLC	TX	21.3% by Sammons Capital, Inc.
Epic Preferred Hodlings LLC	DE	100% by ACS Holdings LLC
EPL property holding entities	DE	100% by Retail Investors III, LLC
EquiTrust Insurance Services, LLC	DE	100% by Guggenheim Insurance Services, LLC
EquiTrust Manager, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Eventine Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
Everest Fuel Management, LLC	DE	100% by Flight Options Holdings, Inc.
Fashion Funding, LLC	DE	100% by GLAC Holdings, LLC
Fifth Ave GSTF II, LLC	DE	100% by GLAC Holdings, LLC
Film Expo Group LLC	DE	100% by Mediabistro Holdings LLC
First Security Benefit Life Insurance and Annuity Company of New York	NY	100% by Security Benefit Corporation
FlexJet, LLC	DE	100% by One Sky Flight, LLC
Flight Options Holdings Inc.	DE	18% by Epic Preferred Holdings LLC
Flight Options, LLC	DE	100% by One Sky Flight, LLC
FMF Peakview LLC	DE	80% by Guggenheim Plus Leveraged LLC
Forklift Operations de Mexico, S.A. de C.V.	MEX	99% by Controladora Briggs de Mexico S. de R.L. de C.V. 1% by Briggs Equipment Mexico, Inc.
Forrestal Portfolios, LLC	DE	100% by Moore's Creek Capital Corporation
Four Six Four Aircraft ABC LLC	DE	100% by Four Six Four Aircraft LLC
Four Six Four Aircraft LLC	DE	100% by EL Funding, LLC
Franklin Park (Cyprus) Limited	CYP	100% by GGIC IIP Holdings LP
Franklin Park India, LLC	DE	100% by Infrastructure India Plc
Franklin Park Management, LLC	DE	100% by GGIC, Ltd.
FX Leasing, LLC	DE	100% by Airborne Capital Solutions LTD
G650 2014 Holdings, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
GAIF II Aviation asset holding companies	DE	100% by Guggenheim Aviation Investment Fund II, LP
GAIF II Aviation U.S. Source asset holding companies	DE	100% by GAIF II U.S. Source Fund, LP
GAIF II FF Feeder Fund, L.P.	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II Services Group, LLC	DE	100% by Guggenheim Aviation Investment Fund II, LP
GAIF II U.S. Source Blocker, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Fund, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Services Group, LLC	DE	100% by GAIF II U.S. Source Fund, LP
GAOMF S/N 20272, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
GASG Co-Investor Fund I, LP	DE	50% by 1900 Capital, Inc.
GC Deferred Compensation I, LLC	DE	100% by Guggenheim Capital, LLC
GC Deferred Compensation Offshore, Ltd.	CYM	100% by Guggenheim Capital International, Ltd.
GC Maple Leaf, Inc.	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GC New York, LLC	DE	99.5% by GC Parent Holdings, LLC
GC Orpheus Investors, LLC	DE	20.2% by Guggenheim Partners, LLC
GC Parent Holdings, LLC	DE	100% by Guggenheim Capital, LLC
GC Pilar Golf Investment, LLC	DE	100% by GC Parent Holdings, LLC
GC Repo, LLC	DE	100% by Guggenheim Partners, LLC
GC VIE Manager, LLC	DE	99.5% by Guggenheim Partners, LLC
GDCP Member, LLC	DE	100% by Guggenheim Corporate Funding, LLC
GDP property holding entities	DE	100% by Guggenheim Development Partners, Inc.
GDP-Pilara Lotes, LLC	DE	100% by GC Parent Holdings, LLC
Generation Financial Group, LLC	DE	50% by JLx3, LLC 50% by Guggenheim Partners, LLC
Generation Mortgage Company, LLC f/k/a Generation Mortgage Company	CA	100% by GFMH, LLC
Gennessee Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
GFMH, LLC f/k/a Generation Financial Mortgage, LLC	DE	83.3% by GPFT Holdco, LLC 12.9% by Generation Financial Group, LLC
GFP Green Inc.	CYM	100% by GGIC, Ltd.
GFP Peru Dunas Holdings, Inc.	CYM	100% by GGIC, Ltd.
GFP Wind Holdings, LLC	DE	100% by Franklin Park Management, LLC
GFPIC, L.P.	CYM	34.5% by GFPID, LLC
GFPID, LLC	DE	40% by GC Parent Holdings, LLC
GFS Funds Public Limited Company	IRL	(No Ownership) Management by GFS Management (Ireland) Limited
GFS Management (Ireland) Limited	IRL	100% by Guggenheim Fund Solutions, LLC
GFS MAP (Ireland) entities	IRL	(No Ownership) Management by Guggenheim Fund Solutions, LLC
GFS MAP (U.S.) entities	DE	(No Ownership) Management by Guggenheim Fund Solutions, LLC
GFS UCITS Fund Public Limited Compnay	IRL	(No Ownership) Management by GFS Management (Ireland) Limited
GGIC Greenbacker Funding Ltd.	CYM	100% by GGIC, Ltd.
GGIC IIP Holdings LP	CYM	100% by GGIC, Ltd. Management by GGIC IIP Holdings Ltd.
GGIC IIP Holdings Ltd.	CYM	100% by GGIC, Ltd.
GGIC KTI Holdings, Ltd.	CYM	100% by GGIC, Ltd.
GGIC Manager, LLC	DE	100% by GGIC, Ltd.
GGIC, Ltd.	GGY	100% by GFPIC, L.P.
GGT Diversified Alpha Cayman Funds	CYM	(No Ownership) Management by GGT GP LLC
GGT Diversified Alpha Fund LLC	DE	(No Ownership) Management by GGT Manager LLC
GGT Global Opportunities Master Fund (Cayman) LP	CYM	(No Ownership) Management by GGT GP LLC
GGT GP LLC	DE	100% by GGT Manager LLC
GGT Long/Short Diversified Equity Master Fund (Cayman) LP	CYM	(No Ownership) Management by GGT GP LLC
GGT Manager LLC	DE	100% by Guggenheim Holdings, LLC
GGT Trading Delaware LLC	DE	(No Ownership) Management by GGT GP LLC
GI Holdco II LLC	DE	100% by Guggenheim Partners, LLC
GI Holdco II Sub LLC	DE	100% by GI Holdco II LLC
GI Holdco LLC	DE	100% by GI Holdco II LLC
GIA Asia Holdings, Ltd.	CYM	100% by GWM Holdco, LLC
GIA Europe Holdings, Ltd.	CYM	100% by GWM Holdco, LLC
GIFS (Cayman) Ltd.	CYM	100% by GIFS Capital Company, LLC
GIFS Capital Company, LLC	DE	100% by Relationship Funding Company, LLC
Gila Bend Power Partners, LLC	DE	50% by Sammons Power Development, Inc.
GIM GP Ltd.	CYM	100% by Guggenheim Partners Investment Management, LLC
GIS Adminitrative Services, LLC	DE	100% by Guggenheim Insurance Services, LLC
GIV-X 4330, LLC	DE	100% by FX Leasing, LLC
GIV-X 4332, LLC	DE	100% by FX Leasing, LLC
GIV-X 4334, LLC	DE	100% by FX Leasing, LLC
GLAC GBM Investco, LLC	DE	100% by Guggenheim Life and Annuity Company
GLAC Holdings, LLC	DE	100% by GPFT Holdco, LLC
Global 6000 9568 Limited LDC	CYM	50% by GX 9568 Holdings I, LLC 50% by GX 9568 Holdings II, LLC
GM property holding companies	DE	100% by Retail Investors III, LLC
GMI GPIM, LLC	DE	100% by Guggenheim Manager, Inc.
GMI GPIMH, LLC	DE	100% by Guggenheim Manager, Inc.
GN Fund I, LLC	FL	100% by Guggenheim Nicklaus Partners, LLC
GN property holding entities	DE	100% by Guggenheim Nicklaus Partners, LLC
GNP property holding entities	DE	100% by Guggenheim-Nicklaus Fund I, Ltd.
GP Feeder Fund Management, LLC	DE	100% by GWM Holdco, LLC
GP Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
GP India Opportunities Feeder Fund, LP	CYM	(No Ownership) Management by Guggenheim Partners India GP, LLC
GPAM Holdings II, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPAM Holdings IV, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPAM Holdings, Inc.	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GPBLK, Inc.	DE	100% by GP Holdco, LLC
GPC Portfolio Companies	DE	(No Ownership) Management by Guggenheim Advisors, LLC
GPFT Holdco, LLC	DE	100% by GP Holdco, LLC
GPI Ventures, LLC	DE	100% by Asheville Resolution Corporation
GPI3, LLC	DE	(No Ownership) Management by TEK Financial, LLC
GPIM Holdings V, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPIM Holdings VI, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPIM Holdings VII, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPIM Holdings VIII, Ltd.	CYM	100% by Guggenheim Partners Investment Management, LLC
GPIMH Sub, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GPM Center Court, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GRE ARCF GP LLC	DE	100% by Guggenheim Real Estate LLC
GRE Net Lease property holding companies	DE	67-100% by Guggenheim Real Estate Investment Trust Management by Guggenheim Real Estate Investment Trust
GRE property holding companies	DE	80-100% by Guggenheim Plus Leveraged LLC
GRE U.S. Property Fund GP LLC	DE	100% by Guggenheim Real Estate LLC
GRE U.S. Property Fund LP	DE	(No Ownership) Management by GRES GP LLC
Great Bridge Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Green Lane CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GREI GP LLC	DE	100% by Guggenheim Real Estate LLC
GRES GP LLC	DE	100% by Guggenheim Trust Company LLC
GS Gamma Advisors, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GS Gamma Investments, LLC	DE	(No Ownership) Management by GS Gamma Management, LLC
GS Gamma Management, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GSA Manager LLC	DE	100% by GGT Manager LLC
GSA OPH LLC	DE	(No Ownership) Management by GSA Manager LLC
GSFI, LLC	DE	70% by Guggenheim Partners, LLC 30% by JLx3, LLC
GTVI Partners, LLC	DE	44.4% by Guggenheim Venture Partners, LLC
Guggenheim Access Funds	DE	(No Ownership) Management by GP Feeder Fund Management, LLC
Guggenheim Advisors (Cayman) Ltd.	CYM	100% by Guggenheim Advisors, LLC
Guggenheim Advisors Funds	CYM	(No Ownership) Management by Guggenheim Advisors, LLC
Guggenheim Advisors, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim Aircraft Opportunity Fund, LP	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Aircraft Opportunity GP, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Aircraft Opportunity Master Fund, LP	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Alpha Solutions Fund, LLC	DE	(No Ownership) Management by GPIM Holdings V, LLC
Guggenheim Alpha Solutions Fund, Ltd.	CYM	(No Ownership) Management by GPIM Holdings V, LLC
Guggenheim Alternative Asset Management, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Apsley Fund, L.P.	CYM	(No Ownership) Management by Guggenheim Apsley Holdings, LLC
Guggenheim Apsley Holdings, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Aviation GAP Holdco, LLC	DE	100% by Guggenheim Aviation Partners, LLC
Guggenheim Aviation GM Holdco, LLC	DE	100% by Guggenheim Manager, Inc.
Guggenheim Aviation GP Holdco, LLC	DE	100% by Guggenheim Partners, LLC
Guggenheim Aviation Investment Fund II, LP	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
Guggenheim Aviation Offshore Investment Fund II, L.P.	CYM	(No Ownership) Management by Guggenheim Aviation Services II, Ltd.
Guggenheim Aviation Partners Limited	GBR	100% by Guggenheim Capital, LLC
Guggenheim Aviation Partners, LLC	DE	59.5% by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, LLP	DE	50.7% by Aircraft Asset Holdings, LP 39.5% by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, Ltd.	CYM	100% by Guggenheim Capital, LLC
Guggenheim CA, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Capital Enterprises, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Capital International, Ltd.	CYM	100% by GC Parent Holdings, LLC
Guggenheim Capital Management (Asia) Private Limited	IND	99% by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Capital, LLC	DE	35.2% by SAGE Assets, Inc.
Guggenheim Commercial Real Estate Finance (CA), Inc.	DE	100% by Guggenheim Commercial Real Estate Finance, LLC
Guggenheim Commercial Real Estate Finance, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Concinnity Capital Stewardship Fund, LLC	DE	(No Ownership) Management by GPIM Holdings VI, LLC
Guggenheim Concinnity Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Concourse L.P.	DE	99.9% by Guggenheim Plus Leveraged LLC
Guggenheim Concourse GP LLC	DE	100% by Guggenheim Plus Leveraged LLC
Guggenheim Corporate Funding, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Credit Services, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Development Partners, Inc.	DE	100% by GC Parent Holdings, LLC
Guggenheim Digital Media, LLC	DE	100% by GI Holdco II LLC
Guggenheim Disbursement Agent, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Energy LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Energy Opportunities Fund, LP	DE	(No Ownership) Management by Guggenheim Energy LLC
Guggenheim Energy Opportunities Leveraged Fund, LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Enhanced Income Fund, LLC	DE	(No Ownership) Management by GPIM Holdings VI, LLC
Guggenheim Fund Solutions, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Funds Distributors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Investment Advisors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Services Holdings, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Funds Services, LLC	DE	100% by Guggenheim Funds Services Holdings, LLC
Guggenheim GGT (Swiss) Gmbh	CH	100% by Guggenheim Global Trading, LLC
Guggenheim Global Investments Public Limited Company	IRL	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Global Trading, LLC	DE	99.5% by Guggenheim Manager Holdco, LLC
Guggenheim Golf Properties Investor, LLC	DE	99.5% by GC Parent Holdings, LLC
Guggenheim High Yield Plus Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Holdco Sub II, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Holdco Sub, LLC	DE	100% by Guggenheim Insurance Services, LLC
Guggenheim Holdings, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Insurance Holdco, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Insurance Services, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Guggenheim International, LLC	DE	100% by Guggenheim Corporate Funding, LLC
Guggenheim Investment Advisors (Europe) Limited	GBR	100% by GIA Europe Holdings, Ltd.
Guggenheim Investment Advisors (Hong Kong) Limited	HKG	100% by GIA Asia Holdings, Ltd.
Guggenheim Investment Advisors, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investor Services, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investors Fund LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim KBBO Partners Limited	Dubai	50% by Links Holdings LLC
Guggenheim Knights of Security, LLC	DE	100% by Guggenheim Partners, LLC
Guggenheim Life 1099 Reporting Company, LLC	DE	100% by Guggenheim Life and Annuity Company
Guggenheim Life and Annuity Company	DE	100% by GLAC Holdings, LLC
Guggenheim Loan Agent, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Loan Services Company, Inc.	CA	100% by Guggenheim Loan Services Company, LLC
Guggenheim Loan Services Company, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Management, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim Manager Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Manager, Inc.	DE	100% by Guggenheim Capital, LLC
Guggenheim Media, LLC	DE	100% by GI Holdco II LLC
Guggenheim Mortgage Capital, LLC	DE	80% by Liberty Hampshire Holdings, LLC
Guggenheim Nicklaus Partners, LLC	DE	70% by GC Parent Holdings, LLC
Guggenheim Partners Advisory Company	SD	100% by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund GP, L.L.C.	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund, L.P.	DE	(No Ownership) Management by Guggenheim Partners Covered Call Fund GP, L.L.C.
Guggenheim Partners Europe Limited	IRL	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners India GP, LLC	DE	67% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Partners India Limited (Cayman)	CYM	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Management, LLC	DE	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners Investment Management Holdings, LLC	DE	99.5% by GI Holdco LLC
Guggenheim Partners Investment Management, LLC	DE	99.9% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners Japan, Ltd.	JPN	100% by Links Holdings LLC
Guggenheim Partners London Premises Limited	UK	100% by Guggenheim Capital, LLC
Guggenheim Partners Mauritius I, Ltd.	MUS	100% by Guggenheim Partners India Limited (Cayman)
Guggenheim Partners Mauritius II, Ltd.	MUS	100% by Guggenheim Partners Mauritius I, Ltd.
Guggenheim Partners Opportunistic Investment Grade Securities Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Partners, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Payroll Agent, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Plus Acquisition LLC	DE	100% by Guggenheim Plus Leveraged LLC
Guggenheim Plus GP LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II GP, LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II L.P.	DE	(No Ownership) Management by Guggenheim Plus II GP, LLC
Guggenheim Plus L.P.	DE	(No Ownership) Management by Guggenheim Plus GP LLC
Guggenheim Plus Leveraged LLC	DE	60.7% by Guggenheim Real Estate Investment Trust 18.6% by Guggenheim Real Estate PLUS Trust 20.7% by Guggenheim Plus L.P. Management by Guggenheim Trust Company LLC
Guggenheim Premises I, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Private Debt Fund Managing Member, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Private Debt Funds	DE	(No Ownership) Management by Guggenheim Private Debt Fund Managing Member, LLC
Guggenheim Proprietary Investor investment entities	CYM	100% by GC Deferred Compensation Offshore, Ltd.
Guggenheim Real Estate International Fund L.P.	CYM	(No Ownership) Management by GREI GP LLC
Guggenheim Real Estate Investment Trust	MA	(No Ownership) Management by Guggenheim Trust Company LLC
Guggenheim Real Estate LLC	DE	99.5% by GPFT Holdco, LLC
Guggenheim Real Estate PLUS Trust	SD	(No Ownership) Management by Guggenheim Trust Company LLC
Guggenheim Receivable Financing, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Retail Real Estate Partners, Inc.	DE	100% by GC Parent Holdings, LLC
Guggenheim SBC Holdings, LLC	DE	(No Ownership) Management by Guggenheim Knights of Security, LLC
Guggenheim Securities Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Securities International Ltd	UK	100% by Links Holdings LLC
Guggenheim Securities, LLC	DE	100% by Links Holdings LLC
Guggenheim Services, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Specialized Products, LLC	DE	100% by Security Investors, LLC
Guggenheim Stella Multi-Strategy Fund, LP	DE	100% by Guggenheim Strategic Fund Management, LLC
Guggenheim Strategic Fund Management, LLC	DE	99.5% by Guggenheim Partners, LLC
Guggenheim Strategy Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Technology Ventures I, L.P.	DE	(No Ownership) Management by GTVI Partners, LLC
Guggenheim Transparent Value, LLC	DE	99.5% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Treasury Services (Europe) Limited	GBR	100% by Liberty Hampshire International Limited
Guggenheim Treasury Services Corporation (N.Y.)	DE	100% by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services International Limited	CYM	100% by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services, LLC	DE	100% by Liberty Hampshire Holdings, LLC
Guggenheim Trust Assets, LLC	DE	100% by Guggenheim Securities, LLC
Guggenheim Trust Company LLC	SD	99.5% by Guggenheim Partners, LLC
Guggenheim Venture Partners, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim-meZocliq Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim-Nicklaus Fund I, Ltd.	FL	89.5% by Guggenheim Golf Properties Investor, LLC
GW Ocean, LLC	DE	50% by Guggenheim Partners Investment Management, LLC
GWM Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
GX 9568 Holdings I, LLC	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity Master Fund, LP
GX 9568 Holdings II, LLC	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity Master Fund, LP
Heights 2, LLC d/b/a WSGEV Holdings, LP	DE	100% by Compatriot Capital, Inc.
Herakles Investments, Inc.	DE	100% by Consolidated Investment Services, Inc.
Hesa GSTF V, LLC	DE	100% by GLAC Holdings, LLC
HHEP-DirecPath, LP	DE	25% by Sammons Capital, Inc.
HHEP-Directional, LP	DE	24.9% by Sammons Capital, Inc.
HHEP-Latrobe, LP	DE	24.9% by Sammons Capital, Inc.
Highland Peak investment entities	DE	100% by EL Funding, LLC
IDF I and II investment entities	DE	100% by Guggenheim Life and Annuity Company
IDF investment entities	DE	100% by Security Benefit Life Insurance Company
Infrastructure India Plc	DE	100% by Franklin Park (Cyprus) Limited
Internet Radio Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
IPEX LLC	DE	100% by Generation Financial Group, LLC
IPEX Services, LLC	DE	100% by IPEX LLC
Iron Hill CLO Limited	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Jasmine Asset Funding Limited	CYM	100% by The Liberty Hampshire Company, LLC
Java Acquisition Company property holding entities	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
JHCCI Leasing LLC	DE	50% by Compatriot Capital, Inc.
JL property holding entities	DE	100% by Retail Investors III, LLC
JLB 2728 Cedar Springs, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB 99 West Paces Ferry LLC	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB BUILDERS LLC	TX	100% by JLB Partners LLC
JLB Center Street, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB Fitzhugh, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB McLean LLC	DE	39% by Compatriot Capital, Inc. 21.9% by JLB McLean Partners LP
JLB McLean Partners LP	DE	65.7% by JLB Partners LLC
JLB Partners LLC	DE	30% by Compatriot Capital, Inc.
JLB Poncey LLC	GA	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB REALTY LLC	TX	100% by JLB Partners LLC
JLB RESIDENTIAL LLC	TX	100% by JLB Partners LLC
JLB Stafford Land LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB Winhall, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLI property holding entities	DE	100% by Retail Investors III, LLC
JLx3, LLC	DE	61.1% by Guggenheim Partners, LLC
Juneau IS Holdings, LLC	AK	100% by Guggenheim Insurance Services, LLC
KDC Holdings, LLC	DE	50% by E2M/SRC Investment Company, LLC
Kemps Landing Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Kennecott Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
KHCN LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
King Tech Holdings Ltd.	CYM	100% by GGIC KTI Holdings, Ltd.
King Tech International, Ltd.	CYM	100% by King Tech Holdings Ltd.
Kitts Hill Funding entities	DE	100% by LSFC entities
KLD Funding, LLC	DE	100% by The Liberty Hampshire Company, LLC
LCLF investment entities	DE	100% by Corporate Funding V, LLC
Legacy Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Lexington Parker (Cayman) Ltd.	CYM	100% by Lexington Parker Capital Company, L.L.C.
Lexington Parker Capital Company, L.L.C.	DE	100% by The Liberty Hampshire Company, LLC
Liberty Hampshire Holdings, LLC	DE	99.5% by Guggenheim Capital, LLC
Links Holdings LLC	DE	99.5% by Guggenheim Partners, LLC
Links Holdings, Inc.	DE	100% by Guggenheim Partners, LLC
Lionel Holdings, LLC	DE	(No Ownership) Management by Guggenheim Corporate Funding, LLC
Longhorn Trail Ranch II, Ltd.	TX	40% by Compatriot Capital, Inc.
LS Mc Kinney 707-01, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
LSB Funding LLC	DE	100% by LSBF Holdings LLC
LSFC entities	DE	100% by AF V - VII entities
Magma WCFF II Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Malecon Entertainment LLC	DE	50% by DS Malecon Holdings LLC
Maranon Capital, LP	DE	35% by SBC Funding, LLC
Maranon Senior Credit IV, LLC	KS	100% by Security Benefit Corporation
MB Group Holdings LLC	DE	100% by DS MB Holdings LLC
Mediabistro Holdings LLC	NY	100% by MB Group Holdings
Mexcolift Servicios de Personnel S. de R.L. de C.V.	MEX	99% by Controladora Briggs de Mexico S. de R.L. de C.V. 1% by Briggs Equipment Mexico, Inc.
meZocliq LLC	DE	45.8% by Guggenheim-meZocliq Holdings, LLC
MF Master Seed Co, LLC	DE	100% by SBC Funding, LLC
MF Seed Co., LLC	DE	100% by MF Master Seed Co, LLC
Midland National Life Insurance Company	IA	100% by Sammons Financial Group, Inc.
Midland National Services Corporation, LLC	DE	100% by Midland National Life Insurance Company
Minerva Funding LLC	DE	100% by Guggenheim Life and Annuity Company
Minerva Holdings Ltd.	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Minerva Holdings, LLC	DE	(No Ownership) Management by Guggenheim Corporate Funding, LLC
MNL Reinsurance Company	IA	100% by Midland National Life Insurance Company
Montacargas Yale, de Mexico S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Monterra investment entities	DE	100% by EL Funding, LLC
Moore's Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Morrow Park City Apartments LLC	DE	65.7% by VG Morrow Park Capital LLC
N318MM, LLC	KS	50% by Security Benefit Corporation
NC property holding entities	DE	100% by Retail Investors III, LLC
Nextant Aircraft 9017, LLC	OH	100% by Nextant Aircraft, LLC
Nextant Aircraft 9054, LLC	OH	100% by Nextant Aircraft, LLC
Nextant Aircraft, LLC	OH	100% by ACS Nextant Holdings LLC
NF - GPIM, LLC	KS	100% by Security Benefit Corporation
Nominee Holding Company, LLC	DE	100% by GPFT Holdco, LLC
North American Company for Life and Health Insurance	IA	100% by Sammons Financial Group, Inc.
Note Funding 1892, LLC	KS	100% by Security Benefit Corporation
Note funding 1892-2, LLC	KS	100% by Security Benefit Corporation
Note Funding II, LLC	KS	100% by Security Benefit Corporation
Note Funding OHA II, LLC	KS	100% by Security Benefit Corporation
Note Funding OHA, LLC	KS	100% by Security Benefit Corporation
Note Funding, LLC	KS	100% by Security Benefit Corporation
NZC Guggenheim Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
NZCG Feeder 1, L.P.	CYM	(No Ownership) Management by GPIM Holdings VIII, Ltd.
NZCG Funding	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
One Sky Flight, LLC	DE	100% by Flight Options Holdings, Inc.
Optimus Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
OR property holding entities	DE	100% by Retail Investors III, LLC
Orpheus Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Orpheus Holdings, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Otter, Inc.	OK	100% by Sammons Power Development, Inc.
Padfield AH, LLC	DE	100% by SL Funding, LLC
Paragon GBM Investco, LLC	DE	100% by Paragon Life Insurance Company of Indiana
Paragon Life Insurance Company of Indiana	IN	100% by PLIC Holdings, LLC
Parkway Mortgage, Inc.	DE	100% by Consolidated Investment Services, Inc.
Pathfinder Conservation Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Pathfinder Renewable Wind Energy, LLC	WY	35.3% by Sammons Power Development, Inc.
PC-12/47E 1525, LLC	DE	100% by SA Leasing, LLC
PC-12/47E 1533, LLC	DE	100% by SA Leasing, LLC
PD Holdings LLC	DE	100% by SBC Funding, LLC
PGM Entertainment Group LLC	DE	100% by Prometheus Global Media, LLC
PGM-MG Holdings LLC	DE	100% by Mediabistro Holdings LLC
Pilar Holdings, LLC	FL	88.4% by GC Pilar Golf Investment, LLC
Pilara Lotes II, LLC	DE	100% by GC Deferred Compensation I, LLC
Pillar Capital Finance, LLC	DE	100% by Pillar Financial, LLC
Pillar Financial, LLC	DE	19.6% by GPFT Holdco, LLC
Pillar Multifamily, LLC	DE	100% by Pillar Financial, LLC
PLIC Holdings, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Primary issue Anchor Separate Account LLC	DE	100% by EL Funding, LLC
Prometheus Global Media Holdings, LLC	DE	60% by DS PGM Holdings LLC
Property Disposition, Inc.	DE	100% by Sammons Financial Group, Inc.
RC property holding entities	DE	100% by Retail Investors III, LLC
Relationship Funding (Cayman) Ltd.	CYM	100% by The Liberty Hampshire Company, LLC
Relationship Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Replay Technology Funding, LLC	DE	100% by SBC Funding, LLC
Retail Investors I, LLC	DE	49% by Stonefire Investors, LLC 51% by Stonebridge Investors I, LLC
Retail Investors III, LLC	DE	99.5% by Guggenheim Life and Annuity Company Management by Stonebridge Investors III, LLC
RHDFJ Partners, LP	TX	50% by JLB Partners LLC 50% by Compatriot Capital, Inc.
Ridgefield Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
RTF Holdings LLC	DE	68.8% by ACEI Holdco, LLC
Rydex Fund Services, LLC	KS	100% by Rydex Holdings, LLC
Rydex Holdings, LLC	KS	100% by Guggenheim Partners Investment Management Holdings, LLC
SA Leasing, LLC	DE	100% by Airborne Capital Solutions LTD
Saadiyat GSTF IV, LLC	DE	100% by GLAC Holdings, LLC
Saganaw Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
SAGE Assets, Inc.	DE	100% by Sammons Equity Alliance, Inc.
SAILES 2, LLC	DE	100% by SAILES 2-0, LLC
SAILES 2-0, LLC	DE	100% by Security Benefit Life Insurance Company
Sammons BW, Inc.	DE	100% by Sammons Distribution Holdings, Inc.
Sammons Capital, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Corporation	DE	100% by Consolidated Investment Services, Inc.
Sammons Distribution Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Enterprises, Inc.	DE	100% by Sammons Enterprises, Inc. ESOT
Sammons Equity Alliance, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Financial Group, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Financial Network, LLC	DE	100% by Sammons Securities, Inc.
Sammons Power Development, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Retirement Solutions, Inc.	DE	100% by Sammons Financial Group, Inc.
Sammons Securities, Inc.	DE	100% by Sammons Financial Group, Inc.
Sands Point Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Sandy Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Saratoga (Cayman) Ltd.	CYM	100% by The Liberty Hampshire Company, LLC
Saratoga Springs Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Saxondale Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
SB Carco Holdings, LLC	KS	100% by Security Benefit Corporation
SB Carco, LLC	KS	100% by SB Carco Holdings, LLC
SB Custody, LLC	DE	100% by Guggenheim SBC Holdings, LLC
SB Directional Aviation LLC	DE	100% by SBC Funding, LLC
SB I property holding entities	DE	100% by Retail Investors I, LLC
SB II property holding entities	DE	100% by Retail Investors I, LLC
SB Private Investments, LLC	DE	100% by Guggenheim SBC Holdings, LLC
SB property holding entities	DE	100% by Retail Investors III, LLC
SB real estate holding entities	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
SBC Civic Center LLC	DE	100% by SBC Funding, LLC
SBC Funding II, LLC	KS	100% by EL Funding, LLC
SBC Funding, LLC	KS	100% by Monterra Investment entities
SBC Investors LLC	DE	(No Ownership) Management by Guggenheim Knights of Security, LLC
SBL Holdings, Inc.	KS	100% by Security Benefit Corporation
SBTree, Inc.	DE	100% by Guggenheim Partners, LLC
Scottwell Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
se2 Holdco, LLC	KS	100% by Security Benefit Corporation
se2 Holdings, Inc.	KS	93.2% by se2 Holdco, LLC
se2 Holdings, LLC	DE	100% by Guggenheim SBC Holdings, LLC
se2, LLC	KS	100% by se2 Holdings, Inc.
Se2Information Services Ireland Limited	Ireland	100% by se2 Holdings, Inc.
SecBen GBM Investco, LLC	DE	100% by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100% by Security Benefit Corporation
Security Benefit Asset Management Holdings, LLC	KS	100% by GI Holdco II LLC
Security Benefit Business Services, LLC	KS	100% by Security Benefit Corporation
Security Benefit Corporation	KS	100% by Guggenheim SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100% by Security Benefit Corporation
Security Distributors, Inc.	KS	100% by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100% by Security Benefit Corporation
Security Investors, LLC	KS	100% by Rydex Holdings, LLC
Sentient Holdings, LLC	DE	100% by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100% by Sentient Holdings, LLC
Sentient Jet, LLC	DE	100% by Sentient Holdings, LLC
Sentry Funding entities	DE	100% by Saganaw Insurance Agency, LLC
Seven Sticks CLO Ltd.	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Seven Sticks, LLC	SC	100% by Cainhoy Land & Timber, LLC
SFVII GP, LLC	DE	100% by Guggenheim Fund Solutions, LLC
SIA Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Sibella Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Sifton Road Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Ski Partners II, LLC	DE	32.8% by Compatriot Capital, Inc.
Ski Partners, LLC	DE	32.7% by Compatriot Capital, Inc.
SL Funding, LLC	DE	100% by Guggenheim SBC Holdings, LLC
Slate Rock, LLC	DE	(No Ownership) Management by Guggenheim Securities Holdings, LLC
Slauson Investors LLC	DE	96% by Guggenheim Plus Leveraged LLC
SLBCA Holding LLC	DE	50% by CCI Historic, Inc. 50% by Village Green Holding LLC
SLF II-McCarty Investors II, LP	TX	69.5% by Compatriot Capital, Inc.
SLF II-McCarty Investors, LP	TX	22% by Compatriot Capital, Inc.
Sojourn Aviation Company, LLC	DE	100% by Flight Options Holdings, Inc.
Solberg Reinsurance Company	IA	100% by Midland National Life Insurance Company
Soo Line Building City Apartments LLC	DE	85% by SLBCA Holding LLC
South Blacktree Agency, LLC	DE	100% by SBTree, Inc.
SRI Ventures, LLC	DE	100% by Compatriot Capital, Inc.
Stellar Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Stone Secured investment entities	DE	100% by EL Funding, LLC
Stonebriar Commercial Finance LLC	DE	100% by Stonebriar Finance Holdings LLC
Stonebriar Finance Holdings LLC	DE	93.9% by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100% by Eldridge Equipment Finance LLC
Stonebriar IFH LLC	DE	100% by Stonebriar Finance Holdings LLC
Stonebridge Investors I, LLC	DE	99.5% by GC Parent Holdings, LLC
Stonebridge Investors III, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
Stonefire Investors, LLC	DE	100% by Guggenheim Life and Annuity Company
Sudbourne Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
TB property holding entities	DE	100% by Retail Investors III, LLC
TB Rochester 688, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
TEK Financial, LLC	DE	99.5% by Guggenheim Partners, LLC
Terrabyte Development, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
The Hollywood Reporter	DE	100% by PGM Entertainment Group LLC
The Liberty Hampshire Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
The Liberty Hampshire Company, LLC	DE	100% by Guggenheim Treasury Services, LLC
theAudience, Inc.	DE	11.4% by SBC Funding, LLC
Thomas Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Thomas Weisel India Opportunity Fund, LP	DE	(No Ownership) Management by Guggenheim Partners India GP, LLC
TK property holding entities	DE	100% by Retail Investors III, LLC
Toledo-MNG, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Toledo-SLS, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Tomorrow, LLC	DE	100% by Guggenheim Life and Annuity Company
Transparent Value Advisors, L.L.C.	DE	100% by Transparent Value, L.L.C.
Transparent Value Private Limited	IND	100% by Transparent Value, L.L.C.
Transparent Value, L.L.C.	DE	100% by Guggenheim Transparent Value, LLC
Trigger Investco, LLC	DE	100% by Security Benefit Life Insurance Company
Tustin-Michelle Partners LLC	DE	100% by Guggenheim Plus Leveraged LLC
UQ 720 Partners, LP	DE	95% by Compatriot Capital, Inc.
Valcour Bay Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Venice GSTF I, LLC	DE	100% by GLAC Holdings, LLC
VG Morrow Park Capital LLC	DE	84.8% by Compatriot Capital, Inc. 15.2% by Village Green Holding LLC
VGH St. Louis LLC	DE	100% by Village Green Holding LLC
Village Green Communications LLC	DE	100% by Village Green Holding LLC
Village Green Construction LLC	DE	100% by Village Green Holding LLC
Village Green Development Holding LLC	DE	100% by Village Green Holding LLC
Village Green Holding LLC	DE	46.7% by CCI Historic, Inc.
Village Green Management Company LLC	DE	100% by Village Green Holding LLC
V-Suites LLC	DE	100% by Village Green Holding LLC
Washington Lee Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Wattage Finance LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
WB property holding entities	DE	100% by Retail Investors III, LLC
White Plains Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Wind Investors I, LLC	DE	100% by GFP Wind Holdings, LLC
XONM 2012, Inc.	DE	100% by XONM LLC
XONM Capital LLC	DE	100% by XONM LLC
XONM Funding LLC	DE	100% by XONM Capital LLC
XONM LLC	DE	100% by Guggenheim Mortgage Capital, LLC

Item 29.     Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law.  This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by  controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 30.     Principal Underwriter—

 (a)  Other Activity.   In addition to Midland National Life Separate Account A, Sammons Financial Network, LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

        (b)  Management.  The directors and principal officers of Sammons Financial Network, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Chief Executive Officer & President
Grady D. Holt 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Associate Vice President – Fund Management & Compliance; Chief Compliance Officer, Broker Dealer-SFN
Arlen Dykhuis 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	FinOps Principal
Victoria E. Fimea 4350 Westown Parkway West Des Moines, IA 50266	Senior Vice President, General Counsel and Secretary

(c)  Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year by each principal underwriter:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sammons Financial Network, LLC	$541,730.06*	None	N/A	$10,089.65*

* Includes an underwriting fee of 1.25% of first-year commissions paid to Sammons Financial Network for all of Midland National’s variable universal life insurance policies issued through Separate Account A.  In exchange for the underwriting fee, Sammons Financial Network provides various administrative services.  Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by FINRA to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31.     Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Sammons Plaza Sioux Falls, SD  57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL  60607.

Item 32.     Management Services

All management contracts are discussed in Part A or Part B.

Item 33.     Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 27th day of April, 2016.

By:  MIDLAND NATIONAL LIFE SEPARATE

        ACCOUNT A (REGISTRANT)

Attest:   *                                                                                   By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

By:  MIDLAND NATIONAL LIFE

        INSURANCE COMPANY (DEPOSITOR)

Attest:  *                                                                                    By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                       Signatures                                                                          Title

/s/  *                                                                        Chairman of the Board of Directors, Chief Executive Officer

      Esfandyar E. Dinshaw                                 (Principal Executive Officer)

/s/  *                                                                        Director, President & Chief Operating Officer

      Steven C. Palmitier

/s/ *                                                                          Vice President & Chief Financial Officer

      Daniel M. Kiefer                                          (Principal Financial & Accounting Officer)

/s/  *                                                                          Director

      Darron K. Ash

/s/  *                                                                          Director

      Willard Bunn, III

/s/  *                                                                         Director

      Thomas Corcoran

/s/  *                                                                          Director

      William D. Heinz

/s/ *                                                                          Director

      Heather Kreager

/s/ *                                                                          Director

      Michael M. Masterson

*By:  /s/ Brian Hansen                                                                       Date:  April 27, 2016

                Brian D. Hansen

                Attorney-in-Fact

                Pursuant to Power of Attorney

Registration No. 333-153825

Post-Effective Amendment 9

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

AND

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Exhibit Index

Item	Exhibit
26(k)	(1) Opinion and Consent of Counsel (2) Power of Attorney
26(l)	Actuarial Opinion
26(n)	(1) Consent of Sutherland Asbill & Brennan LLP (2) Consent of Independent Registered Public Accounting Firm
26(q)	Redeemability Exemption

Item 26(k)(1)

[Sammons Financial Group Letterhead]

April 27, 2016

The Board of Directors

Midland National Life Insurance Company

Des Moines, Iowa

Directors:

With reference to the Registration Statement for Midland National Life Separate Account A filed on Form N-6 (File number 333-153825 Post-Effective Amendment 9) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1.      Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance policies by the Department of Insurance of the State of Iowa.

2.      The Midland National Life Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3.      The flexible premium variable life insurance policies, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said Form N-6 Registration Statement.

Sincerely,

/s/ Victoria E. Fimea

Victoria E. Fimea

Senior Vice President, General Counsel & Secretary

Item 26(k)(2)

POWER OF ATTORNEY

The undersigned Directors and Officers of Midland National Life Insurance Company, an Iowa corporation (the “Company”), hereby constitute and appoint Victoria E. Fimea, Brian Hansen and Brett L. Agnew, and each of them (with full power to each of them to act alone), its true and lawful attorney-in-fact and agent, with full power of substitution to each, for it and on its behalf and in its name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (including but not limited to: 33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824; 333-153825; 333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-176870) and if applicable under the Investment Company Act of 1940 (including but not limited to: 811-05271; 811-07772) with respect to any insurance contract(s): registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and they or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

The consent of each of the undersigned Directors and Officers to the above-stated Power of Attorney, evidenced by writing their individual signatures below, are given with the intent to make such resolution effective as of the date specified above without regard to the date(s) such signatures may actually be written on this Power of Attorney.  This Power of Attorney may be executed by the Directors and Officers in one or more counterparts and each executed counterpart shall be deemed an original and all such executed counterparts when taken together shall be the consent to the Power of Attorney by the undersigned Directors and Officers.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 3rd day of

March, 2016.

SIGNATURE                                      DATE              SIGNATURE                                      DATE

/s/Darron K. Ash                                 3/7/16              /s/Willard Bunn, III                               3/7/16

Darron K. Ash                                                             Willard Bunn, III

/s/Thomas Corcoran                           3/3/16              /s/ Esfandyar E. Dinshaw                  3/3/16

Thomas Corcoran                                                       Esfandyar E. Dinshaw

/s/William D. Heinz                              3/3/16              /s/Daniel M. Kiefer                              3/3/16

William D. Heinz                                                         Daniel M. Kiefer

/s/Heather Kreager                             3/3/16              /s/Michael M. Masterson                    3/6/16

Heather Kreager                                                         Michael M. Masterson

/s/Seven C. Palmitier                          3/3/16

Steven C. Palmitier

Item 26(l)

[Midland National Life Insurance Company Letterhead]

April 27, 2016

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Gentlemen:

This opinion is furnished in connection with the filing of Post- Effective Amendment No. 9 to Registration Statement No. 333-153825 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectus included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Policy and Midland National’s administrative procedures. The rate structure of the Policies has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions.  The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,

/s/ Randy D. Shaull

Randy D. Shaull, FSA, MAAA

Associate Vice President and Actuary

Item 26(n)(1)

[Sutherland Letterhead]

April 27, 2016

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Re:	Premier VUL III Form N-6, File No. 333-153825

Gentlemen:

            We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No.9 to the Registration Statement on Form N-6 filed by Midland National Life Separate Account A for certain variable life insurance contracts (File No. 333-153825).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

/s/      Frederick R. Bellamy

                                                                           Frederick R. Bellamy

Item 26(n)(2)[PWC Consent]

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-153825 and 811-05271) of our report dated April 26, 2016, relating to the financial statements and financial highlights of Midland National Life Insurance Company Separate Account A and the report dated March 28, 2016, relating to the financial statements of Midland National Life Insurance Company, which appear in such Registration Statement.  We also consent to the reference to us under the heading “Financial Matters” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Des Moines, Iowa

April 26, 2016

26(q) RE Memo

MIDLAND NATIONAL LIFE

INSURANCE COMPANY

SEPARATE ACCOUNT A

VARIABLE UNIVERSAL LIFE

REDEEMABILITY MEMORANDUM

Revised:  May 1, 2016

New Business Date and Time Stamping

New Policy Issuance and Delivery Process

Missing Information on Application

Agent Licensing Issues

Volume Over $1,000,000

Non-Compliance with Procedure on Variable Life Cases

Variable Universal Life Suitability Review Procedure

Abstracting Policy Issue Files

Contract Dating Rules

Applying Premium Payments

Final Actions with Premium Refunds

Policy Change-Edify Reinstatement Process

Policy Change-CyberLife Reinstatement Process

Death Benefit Option Change

Policy Change-Increase Process

Policy Change-Decrease Process

Administering Modified Endowment Contracts

Interfund Transfer Requests

Death Benefit Processing for Variable Life Policies

Non-Contestable Death Claims

Contestable Claim

Policy Change-Underwritten Premium Processing

New Business Date and Time Stamping

Introduction

New Business (NB) receives mail in several ways each day.  To ensure that all mail is processed in the most time efficient manner, each New Business team date and time stamps their own mail each morning.

Policy

Rule 22c-1 under the 1940 Act requires each Variable Account to sell and redeem its units at the price based on the accumulated unit value next computed after “receipt” of the order to buy or redeem the security.  Among the items that must be date and time stamped are: Variable Contract applications; premium payment checks; requests for transfers, partial withdrawals and surrenders; underwriting correspondence; requests to exercise a right to cancel; notices of death and correspondence from a beneficiary; requests to initiate dollar cost averaging and asset reallocation; and loan applications. Date and time stamping must occur on each valuation day, as defined in the Variable Contracts’ prospectuses. The Variable Contracts’ prospectuses define a valuation (business) day as each day that the New York Stock Exchange is open for business. All date and time stamping should be legible and performed in a consistent manner.

Responsible Individual
VL ~ Manager of New Business

Process for Mail Received via US Mail
Below is the process for date and time stamping mail that is received from the US Post Office.
Step	Action
1	Mail is delivered by the US Post Office to the mailroom each morning.
2	Mailroom sorts into mail buckets based on NB team.
3	Pick up in the mailroom at 7am by NB team member.
4	All items are date and time stamped.
5	Items are scanned into the imaging system.
6	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Mail Received via Express Mail

Below is the process for date and time stamping mail that is received in the mailroom by an express service.
Step	Action
1	Items are received in the mailroom by express service.
2	Mailroom logs all items in the express book.
3	Mailroom sorts items by department into mail carts for delivery.
4	Items placed in teams “IN” box.
5	All items are date and time stamped.
6	Associates identify “live” check and take them to Treasury Operations and receive “yellow” copies.
7	“Yellow” copies of checks are placed with overnight items for processing.
8	If package directed to individual, the entire package is given to them to process. If not directed to a specific person, items are imaged to the correct workbasket for handling.
9	Items scanned/directed into correct imaged file.

Process for Mail Received From Departments
Below is the process for date and time stamping mail that is received from other departments.
Step	Action
1	Items are received or placed in the teams “IN” box.
2	All items are date and time stamped.
3	Items are scanned into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Secured Email Document Download
Below is the process for when an application received via secured email document download.
Step	Action
1	Items are received via upload.
2	All items are printed and date and time stamped.
3	Items are scanned into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Mail Received via Rightfax
Below is the process for date and time stamping mail that is received from Right Fax.
Step	Action
1	Item received via Rightfax.
2	Rightfax electronically date and time stamps items.
3	Items are electronically indexed under the correct policy number.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Caution
Any items that are received from another department or fax that do not contain a date or time stamp or that stamp is not legible will be logged in the New Business 38a-1 exception log.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

New Policy Issuance and Delivery Process

Introduction

New Business (NB) receives applications for new coverage everyday.  To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the safeguarding and delivery of variable contracts, including those that are 1035 exchanges.

Policy / General Guidelines

Offer of the Policies, Application, Initial Premium and Issuance

The policies are offered and issued pursuant to underwriting standards in accordance with state insurance laws.  Although there is no uniform premium for all insureds, there is a uniform premium for all insureds of the same premium class, age, and gender and same principal sum.

Persons wishing to purchase a policy must complete an application and submit it to MNL and through MNL licensed life insurance agents who are registered representatives of a broker-dealer having a selling agreement with the principal underwriter for the policy.  The application must specify the name of the insured(s) and provide certain required information about the insured(s).  The application generally must be accompanied by an initial premium, designate premium allocation percentages, principal sum, and the name of the beneficiary.

Receipt of Application and Underwriting

Upon receipt of the initial premium and a completed application in good order from an applicant, MNL will follow its established underwriting procedures for life insurance designed to determine whether the proposed insured is insurable.  This process may involve verification procedures and medical examinations and may require that further information be provided about the proposed insured before a determination can be made.

The underwriting process determines the premium class to which the insured is assigned if the application is accepted.  MNL currently places insureds in several premium classes, based on MNL’s underwriting, including standard, preferred, nicotine, and non-nicotine.  This original premium class applies to the initial principal sum.

MNL reserves the right to reject an application for any reason not prohibited by law.  If an application is declined or cancelled for any reason, the full amount paid with the application will be refunded without interest.

During the underwriting process, MNL places premiums received into a non-interest bearing suspense account for up to 90 days.  If after 90 days the Policy is not issued, MNL will generally refund premiums.  Under special circumstances MNL may hold the premium in the suspense account for a maximum of 120 days.

Issuance of Policy

Generally, when the underwriting process has been completed, the original application as applied for has been approved, and an initial premium of sufficient amount has been received, the policy is issued.  This is the record date.

The record date is the date when our underwriting process is complete, full life insurance coverage goes into effect, MNL issues the policy, and MNL begins to deduct the monthly insurance charges from a policy owner’s policy fund.  The record date is shown on the specifications page of the policy.  The Company measures policy months, years, and anniversaries from the record date.

If the policy is issued other than as applied for, full insurance coverage will take effect either upon the completion of the underwriting process and owner payment for and acceptance of the policy, or on the record date, whichever is later.  The record date will be printed in the policy and may be several days later than when the policy is delivered to the owner.  Full insurance coverage will not begin before the record date printed in the policy form.

Processing of External 1035 Exchanges

Section 11 of the 1940 Act prohibits any registered separate account, or any principal underwriter for the Variable Accounts, to make or cause to be made an exchange offer of a Variable Account (mutual fund) security for another registered separate account (or mutual fund) security, unless the offer: (i) is approved by order of the SEC; or (ii) meets the SEC rules governing exchanges.  Section 11 applies only when both the security to be exchanged (“old contract”) and the security to be acquired (“new contract”) are issued by a registered investment company.

New Business will process external 1035 involving the purchase of variable life policies in accordance with the provisions of Rule 6e-3(T), upon receipt of the proceeds from the old contract, the application for the new contract and all other required documentation in good order, including approval of the exchange by the broker/dealer, as applicable, and compliance with our existing written policies and procedures governing replacements.

Responsible Individual
VL ~ Manager of New Business

New Application Processing
Below is the process a new application goes through from the day received to delivery.
Step	Action
1	Application received and date and time stamped.
2	Application coded into system (assigned policy number).
3	Policy sent to underwriting.
4	Requirements are ordered.
5	Requirements are received.
6	Suitability and requirements reviewed.
7	Application approved.
8	1035 initiated, if applicable, with other company if no amendments or if policy meets early mailing requirements.
9	Policy sent the next business day after approval to agent with final requirements, if any.
10	Final requirements received, if any.
11	1035 mailed, if applicable, once amendment received and applicant accepts policy.
12	Premium applied.
13	Policy released and file closed.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Missing Information on Application

If there is any missing information (DOB, volume riders etc…) on the application for any plan (Term, UL, Variable) which would prohibit the application from being coded, a phone call is made to the agent. If we are unable to make contact by phone, a follow-up email is sent to the agent.  If we are unable to obtain the information within 48 hours, the application is returned to the agent.

Agent Licensing Issues

If the agent is not variable licensed, a call is made to the Contracting Department.  The Contracting Department will provide instructions within 48 hours on how to process the application.

If the application is in good order and can be accepted, the money will be added with an Interest Effective Date of the date the money was received. When making a policy change the money will be applied as of the approval date or IGO date.  If the application cannot be accepted, the application, forms and money are returned within the 48-hour period.

Volume Over $1,000,000

If the premium payment accompanying the application is over $1,000,000 money cannot be added to the application, and must be returned.  The check is returned within a 24-hour period of receipt   We also do not accept money on cases that do not submit the Temporary Insurance Agreement form and premium.   On regular face amount applications we cannot accept money with out the TIA form and if they have not met the criteria laid out in the questions.

Non-Compliance with Procedure on Variable Life Cases

The Specialist verifies that handling of money and processing of unlicensed agents is handled within the required time.   Any exceptions to this procedure on variable life cases are reported in the Underwritten Premium Processing for Variable Life Cases Exception Report.  The Underwritten Premium Processing for Variable Life Cases Exception Report is located on the New Business H:/ Drive in the Variable Life Exception Reports workbook.  The Managers of New Business monitors the exception report for patterns of non-compliance.  Copies of the report are given to the 38a-1 Chief Compliance Officer.

Variable Universal Life Suitability Review Procedure

Introduction

New Business (NB) receives applications for new coverage everyday.  To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the Suitability Review process.

Policy

FINRA Conduct Rules require broker/dealers to determine whether its recommendation of a security is suitable. FINRA Conduct Rule 2310 requires that broker/dealers have reasonable grounds for believing that a recommendation is suitable for a customer based upon the facts available, including the customer’s other security holdings, financial situation, and needs. Broker/dealers also must make reasonable efforts to obtain certain information from retail customers, such as the customer’s financial status and investment objectives, before the execution of a transaction.

Responsible Individuals
VL ~ Manager of Underwriting

Suitability Review Form #10411

Below outlines the Suitability Review process when Form #10411 is sent with an application.
Step	Action
1	Review New Account Form and New VUL Insurance Form. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare info on Application to the 1st box on New Account Form. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review New Account Form and additional information.
4	Check Signatures.
5	Determine if sale is suitable.
6	Contact Registered Rep with decision.

Suitability Review Form #8721
Below outlines the Suitability Review process when Form #8721 is sent with an application.
Step	Action
1	Review Form #8721. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare client’s name, SS#, and replacement information. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review the net value, surrender charges, and front-end load information.
4	Review reinvestment, tax related questions, and additional information.
5	Check Signatures.
6	Determine if sale is suitable.
7	Contact Registered Rep with decision.

Contacting Registered Representative

CONTACTING THE REGISTERED REPRESENTATIVE, A REGISTERED PRINCIPAL, OR OSJ MANAGER

A phone call to the Registered Representative is often the best way to answer suitability questions.  For example, the Registered Principal may question why the client has chosen an aggressive fund.  The Registered Representative could provide information showing that the planned premium represents only a small portion of the client’s entire portfolio.  Therefore, background provided by the Registered Representative can often help resolve suitability related questions.

Encourage the Registered Representative to “learn” from the questions asked so that more detail is provided on future NAF or CAL forms; thus, preventing future questions.

Contacting other Registered Principals or the OSJ (Office of Supervisory Jurisdiction) may also help resolve suitability questions.  However, the Registered Representative should usually be contacted first.

Notes from any telephone conversations or correspondence should be initialed and dated so they can be placed into the policy file.

Any material changes or additions to the NAF or CAL must be initialed and dated by the applicant.

Office of Supervisory Jurisdiction Audit (OSJ)

Periodically, the OSJ Manager may conduct an audit of the New Business and Policy Change suitability review process.  Policy numbers randomly taken from the Blotter will be used for the audit sample.  Microfiche or imaged forms will be reviewed.  The policy files will be reviewed for:

Step	Action
1	Application for Life Insurance • Does product applied for correspond with NAF and CAL? • Is the amount and type of insurance applied for reasonable?
2

Application Supplement for Life Insurance

•   Are all questions answered?

•   Do premium/deduction allocation percentages total 100%?

•   Do the allocations correspond to investment objectives and risk tolerance noted on NAF?

•   Are required signatures and dates present?

3	Broker/dealer New Account Form (NAF) • Are the questions fully completed? • Are required signatures and dates present?
4

New Insurance Form: VUL Customer Acknowledgement (CAL)

•   If a replacement, is there reasonable basis?

•   has a valid reason for the replacement been provided?

•   Are required signatures and dates present?

5	Underwriting Worksheets • Is there evidence of Principal Review and Approval?
Any deficiencies are to be noted. The OSJ Manager will review and contact the Underwriter/Registered Principal to discuss any deficiencies.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Abstracting Policy Issue Files

Introduction

New Business (NB) receives applications for new coverage everyday.  To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the safeguarding and delivery of variable contracts.

Policy

While the SEC and the FINRA have not specifically articulated a position regarding the timeframe for delivering/mailing a Variable Contract, a Variable Contract is a security that should be mailed to the contract owner or the agent, in the case of hand delivery, by the next business day following final approval of issuance.  For a variable life insurance policy, this would follow completion of the underwriting process.

Checking your Workbasket
Below are the steps to check the workbasket.
Step	Action
1	Type NP60 and your desk code and hit enter. (If instructions state Issue Policy, write policy number down and clear from NP60.)
2	Enter NB50 Policy Number and hit enter. (This will re-audit the policy in case anyone has done any changes to the policy.)
3	Type NP10 policy number and hit enter.
4

On the Imaging System, type in policy number and click on Search space – this will bring up any papers that have been sent and scanned for this number.  You can also use the Macro button if you have this set up on your system.

•   Review plan forms, documents, and state required forms

•   Part I – application

•   Application Part II – exam

Abstracting Procedure
The abstracting procedure is outlined below.
Step	Action
1

Verify the Proposed Insured’s name is coded correctly and use the signature on the back of the application for further reference.  If signature differs, you would use the Proposed Insured’s signature (if readable).  Also, use any other documents that have been scanned to verify name/signatures.

2

See the box marked “Send Mail To” on the application.  If the residence address is indicated, use the address in #2 on the application.  If the business address is indicated, use the address in #3.  If an insured requests an owner other than the Proposed Insured, use the address for the owner (should be indicated in the owner’s section towards the bottom of the application).  For all policies set up on a List Bill basis (D1-01), you would use the residence address unless a different owner is requested on the application in which case you would again use the owner’s address.

3

Return to Section 1 to verify the date of birth; age; state of birth; sex; Social Security number, and the Occupation Class.   The Occupation class is used when the plan code does not indicate the smoking status.  The smoking question is on the application.  If the smoking question is answered ‘Yes’, the occupation class will show ST.  If answered ‘No’, the occupation class will show PPN, PN, PS, PT, or ST.

Refer to your rate card for the Underwriting guidelines used to determine if an insured is eligible for Preferred class.  If they are not eligible for Preferred Plus, they would be issued at the best possible class.

4	Verify the Zip Code.
5

Owner:  When the Owner of the policy is the Proposed Insured, the owner will appear as ‘01’.  If another owner is requested, it will appear as ‘00’.The owner’s name and Social Security number/tax ID number will appear on the special billing screen as you page forward to continue the Abstracting process.  If the policy has been keyed with the owner as person ‘01” and we need to change this information, just rekey the owner as ‘00’ and as you page forward the special billing screen will appear where you will need to enter the owner’s name and Social.  If Trust is owner verify that the date of the trust is before the application date.  If it is not, request a new application to be signed after the date of the trust.

6

Death Benefit Option 1 –2 should appear on all Universal Life policies.  Verify the option as requested on the application in the box close to the ‘Plan of Basic Policy’. If neither option is marked, you would automatically use Option 1.  This information should then be set up as an Endorsement in the policy pages or added to any amendment, whichever is appropriate.

7

Mode Premium – This field displays the Mode Premium only.  If a change is required, hit the PF6 and re-enter the modal premium on the plan change screen.  When abstracting a Universal Life plan, it is important to make sure the modal premium on the application matches what appears on the NP10 screen.  If it doesn’t, re-key the modal premium again.  (Universal Life plans have a stipulated first year minimum guaranteed premium.)  If the requested premium does not meet the minimum, the system will automatically increase the premium to satisfy this stipulation.  This will also be indicated in the Audit Messages as follows: ‘Stipulated Premium Increased to Meet 1st Year Expenses’. You can verify the minimum guaranteed annual premium on the NP10 Screen under the heading NLG (no lapse guarantee premium).

8

Accounting Balance: This field displays the amount of cash that has currently been applied to the policy. If the amount of cash is more than what is listed on the application, check the transaction history – UW49 – for any additional accounting transactions.

9	Verifying the Premium Mode (Form), which will be entered as follows:
	Mode	Form	Description
	12	A2	Annual
	06	A2	Semi-Annual
	03	A2	Quarterly
	01	B1	Monthly Pre-Authorized Check
	01	D1	List Bill
	12	D1	Single Pay Policy
	01	D2	Civil Service Allotment (CSA)
	01	C1	Military Allotment (MGA)

10

The remainder of line three is used when a Proposed Insured is requesting payment on a COM basis.  This information is located on the 1654  COM Authorization or on the application.  The bill date can be found on the Auth, on the application or in the Special Request section at the bottom of the application.  After reviewing the bill date, make sure to follow up with the month as well.  If the Authorization has been received, an ‘X’ should appear in the ‘Auth” field.  The transit/routing number appears in the lower left-hand corner of the void check.  The first 8 digits should appear in the transit field on the NP10 screen. The account number appears to the right of the transit number on the void Check.  Verify that the check number has not been keyed as part of the account number.  The account number is keyed with no space or hyphens.  The account type appears to the right of the account number.  Verify if the premium is to be drafted from the checking or savings account. If the policy you are currently abstracting is being added to another COM, the multiple billing numbers will display the policy number from that file.  You should verify that the information keyed from the other file is accurate.

11

Begin the fourth line of abstracting on the NP10 screen by verifying the policy anniversary date.  If a specific date if requested in Special Requests, or on any messages that have been sent, or in Issue instructions from the UW, this date is entered in the field marked ‘ANNIV’.  The actual date of the policy is not established until the application is approved and issued, or unless a policy date is entered manually. *  For information regarding how the system assigns the anniversary date, refer to the  Desk Manual Procedure entitled ‘Policy Dating Rules’.

•   The ‘approved’ field displays the date the Underwriter enters the approval on the System.

•   The ‘rcvd’ field displays the date the application was received in the Home office.

•   The ‘app’ field displays the date the application was completed and signed by the Proposed Insured.

•   The ‘app st’ field displays the state in which the application was signed.

•   The ‘plan’ field should display the ‘Plan of Basic Policy’ that was requested.

•   The ‘amount’ field should match the face amount of insurance requested.

•   The ‘agent information’ field displays the soliciting/writing agent that is indicated on the back bottom of the application.  You need to verify that the correct agent code has been entered and that any agent splits have been keyed as requested on the application.  If the soliciting agent does not sign the application, is returned with the policy to be signed and returned on delivery.

12

Audit Messages will follow; read all audit messages (especially level 2 or 3) to make sure the plan and face amount are available, etc.  Level 3 errors must be corrected before the policy can be issued.

13	Any forms needed for ‘residence or signed state, will appear including applications, replacement forms, and Part II. Review forms received to ensure correct versions were received.
14	Delivery Requirements (if any). If an Endorsement, Amendments, or illustration statement is needed, they will appear after the delivery requirements.
15	Plan Screen – confirms the plan, face amount, riders, issue ages.
16

Miscellaneous screen displays the following:

•   Primary beneficiary as indicated on the application

•   Replacement  - P for processed – N for not processed

•   1035 – X if the case applies – input date form will be mailed

•   X Single Pay if  ONE TIME PAY

•   Input amount for Lump sum if 1035 will be sent; or if lump sum is indicated in

•   “Special Request” section of the application or if in any correspondence from the agent.

•   Exclusion Field  - See Desk Manual Procedure for Exclusions

17

Index and VUL Coverage Description section will only show up on NP10 if abstracting a variable plan.    Compare the allocation form on imaging to the percentages keyed into the system to ensure they are correct.

18	After completing all screens and making any changes, press the PF1 and this will take you into the NB72 transaction. The NB72 transaction will trigger the system to generate policy page output.
19	Once you have issued a policy, go back to your workbasket (NP60) and in front of the number, key C (completed), enter PF11 to exit.
20

Policy is assembled and prepared to be mailed to agent for delivery to the client.  Policy pages ordered before 2pm will go out the day ordered, if ordered after 2pm the policy will go out the next business day. Policies ordered by 11:30am, the policy will be mailed the same day as ordered. If after 11:30am, the policy will be mailed the next business day.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Contract Dating Rules

Introduction
New Business (NB) is responsible for monitoring the dating of new contracts.

Policy
New Business has established guidelines for assigning a policy anniversary to a new policy contract. These guidelines are used to ensure consistency in the dating process.

Responsible Individuals
VL ~ Manager of New Business

General Contract Dating  Guidelines

If a specific anniversary policy or effective date is requested on the application, then the contract is dated as requested.  If a date is not requested and the contract is issued as applied for, then the contract is dated based on the billing mode.  Below are the guidelines that have been established for each mode.

Mode	Dating Guideline
Annual	Date the contract the date of the application or the date of the examination, whichever is later.
Semi-annual	Date the contract the date of the application or the date of the examination, whichever is later.
Quarterly	Date the contract the date of the application or the date of the examination, whichever is later.
Monthly PAC	Date the contract the date of the application, the date of the examination, or 15 days prior to the date of approval, whichever is later.
Monthly PAC with Initial Draft	Date the policy 5 days following the approval date.
Military Government Allotment	Date the contract the 11th day of the month following policy mailing per system guidelines or special request on the application.
Civil Service Allotment	Date one month following the approval date.
List Bill

A billing mode is established for each group code, which will be 17 days prior to the policy dates of all policies issued to the group. (billing date of the 1st, policy date the 18th) Policies will be dated according to the next available billing date… for example… if the billing date is the 10th, the policy date is the 27th. Any application approved prior to the 10th of the month will be issued a policy dated the 27th of the current month, any application approved after the 10th will be dated the 27th of the following month.

COD Policies

COD (cash on delivery) policies are policies in which we do not receive premium at the time of application or the premium collected is not sufficient to cover the minimum premium requirement.  At the time of issue, the system will determine if there is sufficient Annual, Semi-Annual, Quarterly, Check-O-Matic or List Bill premium to put the policy in force. When the policy is issued the system will generate the “Notice Regarding Initial Premium and Effectiveness of Coverage” document with the policy page output. It will be placed in the right pocket of the policy jacket.  The contract will be mailed with a contract date that is 8 days after the approval date.  This future date is established as coverage is not in effect until the policy is delivered and all the delivery requirements completed.

The policyholder will then have 7 calendar days following the delivery of the policy in which to notify their Midland National agent in writing, by phone or email, to request the policy date be changed to coincide with the actual date of the premium payment. (If the request is within a reasonable amount of time, an exception can be made to this rule, and will be noted on the exception report) A new face page will be generated and sent to the agent. The agent will obtain and destroy or return the face page of the original contract.

Backdating Contracts

New Business may sometimes backdate a policy, if the policy owner requests, by assigning an issue date earlier than the record date so that the policy owner can obtain lower cost of insurance rates, based on a younger insurance age.  For a backdated policy, monthly deductions will begin on the backdated issue date.  The owner will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

New Business will backdate as far as the state law permits. For most states, the maximum period is six months prior to the date of the application.

Postdating Contracts

Upon request, New Business will post date up to two months from the application date. A policy may be dated beyond 60 days with approval by the underwriter and the inclusion of a Health Statement with the policy. However, no coverage is in effect until all requirements are met and this date is reached with no change in the proposed insured insurability.  Underlying all of the above dating rules is the practice of “saving age”.  On all applications when an age change has occurred within 30 days of the approval date the policy can be dated to save age.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Backdating Guidelines Exhibit A

==========================================

ALABAMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ALASKA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ARIZONA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ARKANSAS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

CALIFORNIA

CITATION: Cal.Ins.Code § 11067 Prohibited provisions (b) Any provision by which the certificate shall purport to be issued or take effect more than six months before the original application for the certificate was made, except in case of transfer from one form of certificate to another in connection with which the member is to receive credit for any reserve accumulation under the form of certificate from which the transfer is made.

MAXIMUM BACKDATE LENGTH: 6 Months

COMMENTS: none

==========================================

COLORADO

CITATION: CRSA §10-7-103 (1)(c) It is unlawful for any foreign or domestic company to issue or deliver in this state any life insurance policy if it contains any of the following provisions: a provision by which the policy purports to be issue or take effect more than one year before the original application for the insurance was made, if thereby, the assured would rate at an age not more than one year younger than his age at a date when application was made, according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

CONNECTICUT

CITATION: CGSA §38a-442 No policy of life insurance shall be issued or delivered in this state if it purports to be issued or to take effect as of a date more than six months before the application for the insurance was made if thereby the applicant would rate at an age younger than at the date when the application was made according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

DISTRICT OF COLUMBIA

CITATION: DC ST §31-4704 (2) No policy of life insurance other than industrial insurance, annuities and pure endowments, with or without return of premiums or of premium and interest, shall be issued or delivered in the District or be issued by a life company organized under the laws of the District after the 1st day of January 1935, if it contains any of the following provisions: a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made; except for provisions relating to misstatement of age, suicide, aviation, and military or naval service in time of war, a provision for any mode of settlement at maturity, after the expiration of the contestable period of the policy, of less value than the amount insured on the face of the policy plus divided additions, if any, less any indebtedness to the company on or secured by the policy, and less any premium that may, by the terms of the policy, be deducted.  This paragraph shall not apply to any nonforfeiture provision.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

DELAWARE

CITATION: 18 Del.C. §2927 (1) No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains any of the following provisions: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

FLORIDA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

GEORGIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

GUAM

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

HAWAII

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

IDAHO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ILLINOIS

CITATION: 215 ILCS 5/225 (1)(b) After the effective date of this Code [September 14, 1983], no policy of life insurance may be issued or delivered in this State if it includes any of the following provisions: a provision by which the policy purports to be issued or take effect more than 6 months before the original application for the insurance was made, but this provision does not apply in any case of a transfer from one form of policy to another in connection with which the policy owner receives credit for any reserve accumulation under the form of policy from which the transfer was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

INDIANA

CITATION:

IC 27-1-12-8 (2).  No policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

IOWA

CITATION: IAC 191-30.6(508) policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

KANSAS

CITATION: K.S.A 40-421.  From and after the first day of January, 1928, no policy of life insurance, other than industrial insurance, annuities, and pure endowments with or without return of premiums or of premiums and interest, shall be issued, or delivered in this state or be issued by a life insurance company organized under the laws of this state if it contains the following provision: a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

KENTUCKY

CITATION: KRS §304.15-280 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

LOUISIANA

CITATION: LSA – R.S. 22:904. No insurer shall knowingly deliver or issue for delivery in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than six months before the application therefor was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such policy is reduced as above stated. Nothing contained in this Section shall invalidate any contract made in violation of this Section.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MAINE

CITATION: 24-A M.R.S.A §2526 (1)(A).  No life insurance policy, other than industrial insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for which the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

 ==========================================

MARYLAND

CITATION: MD Code, Insurance §16-104.  An insurer may not knowingly deliver or issue for delivery in the State a policy of life insurance that purports to be issued or to take effect as of a date more than 6 months before the application for the policy was made, if, as a result, the premium on the policy is reduced below the premium that would have been payable on the policy as determined by the insuring age of the insured when the application was made.

MAXIMUM BACKDATE LENGTH 6 months

COMMENTS: none

==========================================

MASSACHUSETTS

CITATION: M.G.L.A 175 §130 No policy of life or endowment insurance shall be issued or delivered in the commonwealth if it shall purport to be issued or to take effect as of a date more than six months before the date of the original written application, if thereby the applicant would rate at an age younger than his age at nearest birthday on the date when the application was made, and no annuity or pure endowment contract shall be so issued or delivered if it shall purport to be issued or to take effect at an age higher than the age of the applicant at his nearest birthday at the time of the original written application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MICHIGAN

CITATION: M.C.L.A. 500.4046(3) No policy of life insurance other than industrial life insurance shall be issued or delivered in this state if it contains the following provision:  A provision by which the policy shall purport to be issued or to take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. Nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance or annuity contracts as of the original date of such policies or contracts if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy or contract would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MINNESOTA

CITATION: M.S.A. §61A.07 (3) – No policy of life insurance shall be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

MISSISSIPPI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

MISSOURI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

MONTANA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

NEBRASKA

CITATION: Neb. Rev. St. §44-503.  No policy of life or endowment insurance shall be issued or delivered in this state (1) if it contains in substance a provision by which the policy shall purport to be issued, or to take effect, more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

NEVADA

CITATION: N.R.S. 688A.270 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take more than 1 year before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

NEW HAMPSHIRE

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

NEW JERSEY

CITATION: N.J.A.C. 11:4-41.3 General standards 3 (i) 3. All forms shall include a provision that the policy shall become incontestable by the insurer, except for nonpayment of premiums, after the policy has been in force during the lifetime of the insured for a period of no more than two years from the date of the policy’s issue.

i. The periods for incontestability and suicide shall commence upon the earliest of the date of issue, the policy date and any other effective date. As used in this subchapter, the date of issue or date of the policy’s issue shall be deemed to be the earliest of the date of issue, the policy date and any other effective date described in the form, except in the case of backdating to save age where the date of issue or date of policy’s issue shall be the date on which coverage becomes effective.

MAXIMUM BACKDATE LENGTH: None (Follow Company Practice)

COMMENTS: none

==========================================

NEW MEXICO

CITATION: N.M.S.A. 1978, §59A-20-26 (A)(1) No life insurance policy shall be delivered or issued for delivery in this state if it contains the following provision: a provision by which the policy purports to be issued or take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

NEW YORK

CITATION: McKinney’s Insurance Law §3208 (a)(b)(c). Antedating of life insurance policies and burial agreement prohibited

(a) No insurer shall knowingly deliver or issue for delivery in this state any policy of life insurance that purports to have been issued or to have taken effect more than six months before the date on which the application therefore was made, if thereby the premium is reduced below the premium that would be payable thereon as determined by the insured's birthday nearest the date on which the application was made.

(b) No agent or other representative of an insurer shall prepare, submit or accept in this state any application for life insurance dated earlier than the date on which the application was made by the insured or the applicant, if thereby the premium is reduced as above stated.

(c) This section shall not be construed to invalidate any contract made in violation of the provisions hereof; nor to prohibit the exchange, alteration or conversion of any policy of life insurance as of the original date thereof if the amount of insurance of the new policy does not exceed the greater of that of that of the original policy or that which the premium paid for the original policy would have purchased if the new policy had been originally applied for; nor to prohibit the exercise of any conversion privilege contained in any policy.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

NORTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

NORTH DAKOTA

CITATION: NDCC, 26.1-33-06 (3).  No life insurance policy may be issued or delivered in this state if it contains the following: a provision by which the policy purports to be issued or take effect more than 6 months before the original application for life insurance was made.  This subsection does not prohibit the exchange, alteration, or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

OHIO

CITATION: R.C. §3915.13  Back-dating policies: No life insurance company nor any of its agents shall knowingly make, issue, or deliver in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than three months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon, as determined by the nearest birthday of the insured at the time when such application was made. In determining the date when an application was made, under this section the date of execution of the application or the date of medical examination, where such examination is required, whichever is later, shall govern.

MAXIMUM BACKDATE LENGTH: 3 months

COMMENTS: none

==========================================

OKLAHOMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

OREGON

CITATION:  O.R.S. §743.225 (2)  A provision by which the policy purports to be issued or to take effect more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

PENNSYLVANIA

CITATION:  40 P.S. §511(c).  No policy of life insurance shall be delivered in this Commonwealth, except policies of industrial insurance where the premiums are payable monthly or oftener, if it contains the following provision: by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

PUERTO RICO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

RHODE ISLAND

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH DAKOTA

CITATION:  SDCL §58-15-44  Dating back of application for insurance to reduce premium prohibited--Contract not invalidated: No Insurer shall knowingly deliver or issue for delivery in this state any life insurance policy which purports to be issued or to take effect as of a date more than six months before the application therefore was made, if thereby the premium on such policy is reduced below the premium which would be payable thereon as determined by the insuring age of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such contract is reduced as above stated. Nothing contained in this section shall invalidate any contract made in violation of this section. This section shall not be construed to prohibit the exchange, alteration or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

TENNESSEE

CITATION: T.C.A. §56-7-2308 (3).  A provision by which the policy purports to be issued or to take effect more than six (6) months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday or the last birthday of the insured at the time when such application was made; provided, that nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not apply to any policy issued under plan or trust having qualified status under subchapter D, Part I, subtitle A, Internal Revenue Code of 1954, as amended from time to time, nor under 501(a), Internal revenue code of 1954, as amended from time to time . This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies If the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy, or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract;

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

TEXAS

CITATION:  28 TAC §3.120(a)  (a) Except as provided by Subsection (b), a life insurance policy may not contain a provision under which the policy is issued or takes effect on a date more than six months before the date of the original policy application if the provision causes the insured to rate at an age that is younger than the age of the insured on the date of the application.  For the purposes of this subsection, the age of the insured on the date of the application is the age of the insured on the birthday of the insured that is nearest to the date of the application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

UTAH

CITATION: U.C.A. 1953 §31A-22-401 (2)  No life insurance company may issue or deliver any life insurance policy subject this chapter under Section 31A-21-101 which contains any provision: claiming that the policy was issued or became effective more than one year before the original application for the insurance is executed, if the insured would then be rated at an age more than one year younger than his age at the date of his application, unless the aggregate amount of the annual premiums for the whole term of the back-dated period is paid in cash

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

VERMONT

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

VIRGINIA

CITATION: VA Code Ann. §38.2-3104 (A) No policy to be issued purporting to take effect more than six months before application made, conversion permitted

A. No life insurance policy delivered or issued for delivery in this Commonwealth shall be backdated more than six months from the date the written application for the insurance was made if the premium on the policy is less than the premium that would be payable on the policy, as determined by the nearest birthday of the insured when the application was made.

B. Neither the provisions of subsection A of this section nor any other provision of general law shall prohibit the conversion or exchange to some form of life insurance dated back to become effective at an age not less than the insured's age at this nearest birthday on the date of issue of the existing contract for:

1. A policy insuring one person for a policy insuring another person dated not earlier than the original policy exchanged;

2. The conversion of any existing life insurance policy; or

3. Any deferred annuity contract purchased by a consideration payable in annual or more frequent installments, and under which no annuity payments have yet been made. The exchanged or converted form of life insurance shall not exceed the greater of (i) the amount of insurance under the existing policy or (ii) the amount of insurance that the premium or consideration paid for the existing policy or contract would have purchased at the insured's age on his nearest birthday at the date of issue of the existing policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

VIRGIN ISLANDS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

WASHINGTON

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

WEST VIRGINIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

WISCONSIN

CITATION:  Wis. Admin. Code § Ins. 2.03 (1).   (1) No company shall issue for delivery in this state any policy or contract of life insurance which purports to be issued or take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. The date of the Application must be considered to be the date on which the application (Part I) or the medical examination (Part II) is completed, whichever is the later.

(2) this ruling does not prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater, nor prohibit the exercise of any conversion privilege contained in any policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

WYOMING

CITATION: W.S. 1977 §26-16-120(a)(i).  (a) No life insurance policy, other than industrial insurance, shall be issued or delivered in this state, or be issued by any domestic insurer, if it contains any provision: (i) By which the policy purports to be issued or to take effect more than one (1) year before the original application for the insurance is made, if thereby the insured would rate at an age more than one (1) year younger than his insuring age at date when application is made;

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

Applying Premium Payments

Introduction

New Business (NB) receives premium payments at various times during the applications process.  Additional premiums may be paid in any amount, at any time, subject to certain limits.  To ensure that premium payments are processed in accordance with SEC regulations, MNL has established guidelines for internal audits and annual review of procedures.

Policy

Rule 22c-1 under the 1940 Act requires MNL to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Rule 6e-3(T)(b)(12) under the 1940 Act provides MNL with a conditional exemption from Section 22(c) and Rule 22c-1 and permits MNL to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“ RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy.

Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

Additional premiums may be paid in any amount, and at any time, subject to the limitation that MNL is not required to accept any premium and may set a minimum amount for any such subsequent premiums.

Responsible Individuals
VL ~ Assistant Vice President Manager of New Business

Premium Received with Application
Below is the process for when a payment is received with the application:
Step	Action
1	Premium is date and time stamped.
2	See Temporary Insurance Agreement Procedure (TIA) to determine if policy qualifies for TIA.
3	Policy goes into underwriting until approval.
4	Premium is applied, using the earliest date and time stamp as the effective date.
5	Premium is transferred to the subaccounts the day after policy released.

Premium Received with Final Requirements
Below is the process for when a payment is received with the final requirements.
Step	Action
1	Premium is date and time stamped.
2	Premium is applied.
3	Premium is placed into the subaccounts upon policy release.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Final Actions with Premium Refunds

Introduction

New Business (NB) from time to must to close or reject contracts during the application process.  To ensure that premium payments are returned in accordance with SEC regulations New Business has established the below procedure.

Policy
Implement the procedures established procedures for the safeguarding and prompt return of any premium paid on applications rejected during underwriting.

Responsible Individuals
VL ~ Manager of New Business

Close Out Process
Below outlines the process to close out a file upon request of the owner or agent.
Step	Action
1	Application is received.
2	Policy sent to underwriting.
3	Request received to stop underwriting process, prior to approval.
4	Premium is refunded to owner.
5	Letter sent to agent confirming close out.
6	Close out letter sent to owner 7 days after agent letter.
7	File is closed and all items are in imaging file.

Rejected Application Process
Below outlines the process to close out a file when it has been declined by our New Business unit.
Step	Action
1	Application is received
2	Application sent to underwriting.
3	Requirements are ordered.
4	Requirements are received and reviewed.
5	Application is declined based on underwriting or suitability.
6	Premium is refunded to owner.
7	Letter sent to agent confirming close out.
8	Close out letter sent to owner 7 days after agent letter.
9	File is closed and all items are in imaging file.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change-Edify Reinstatement Process

Insurance coverage continues as long as the net cash surrender value of the policy is enough to pay the monthly deductions that are taken out of the policy fund.  During the no lapse guarantee period, coverage continues if paid premiums (less loans and withdrawals) equal or exceed the schedule of required no lapse guarantee premiums.  If neither of these conditions is true at the beginning of any policy month, MNL will send written notification to the policy owner and any assignees on MNL’s records that a 61‑day grace period has begun and that a specified amount of current premium is due.

If MNL receives payment of that amount before the end of the grace period, then MNL will use that amount to pay the overdue deductions.  MNL will put any remaining balance in a policy owner’s policy fund and allocate it in the same manner as the policy owner’s previous premium payments.

If MNL does not receive payment within 61 days, then the policy will lapse without value.  MNL will withdraw any amount left in the policy owner’s policy fund and will apply this amount to the deductions owed to MNL, including any applicable surrender charge.  MNL will inform the policy owner and any assignee that the policy has ended without value.

If the insured dies during the grace period, MNL will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

Process Map:

Edify

Internal Controls:

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item W- Variable Life Policy Lapse and Reinstatment

Step	Action
Edify Reinstatements (Day 1)

1.      Upon Approval from the Underwriter, and approval instruction is sent to the workbasket (to access the workbasket, go to a blank screen on passport (life70) and key np60 (space) then the appropriate desk code, and hit enter.

2.      Determine if we have sufficient premium to bring the policy current.  If yes, continue with step 3.  If no, skip to step 5.

3.      Determine if the policy is on IIMG and IPMG file (pre-terminated master file); key IIMG or IPMG on a blank screen in passport, the policy number, co= company number (i.e. IIMG 01234567, co= 15)

4.      Print a copy of the reinstatement application form the imaged file

5.      Check the file for premium received with the application (it will also be noted on UW46).  Send a copy of the check in Imaging electronically to Cashiering, include the policy number, account 25504 and your desk code on the check.

6.      Determine what cycle will be used

a.       C cycle (Universal Life)

b.      F cycle (Term/WL)

c.       A cycle (Non UL Exceptions)

If all of the above requirements have been met, the reinstatement will be keyed through the C cycle as follows:

7.      Access Edify

8.      Check the IIMG screen (bring up passport, go to blank screen key IIMG, the policy number, co= company number (i.e. IIMG 01234567, co= 15).  This will display if a loan was on the policy; if so, print this page to used when adding the loan back

9.      Under the processing tab, click Cycle Reinstatement, cycle C

10.  Enter the date of the last deduction processed in the As of Date field

11.  Enter .01 in the Premium Amount field (No decimals should be used).

12.  Enter the Paid to Date in the Approval Date field (use the date deduction due)

13.  Leave the number of months blank

14.  Enter the Reinstatement Approval Date (use this like your PC70 screen)

15.  Enter the Mail Date (use the completion date, which should be 1 day after you start the reinstatement process)

16.  Click on letter-verify the correct address (LETN 0077K for the confirmation letter that will be attached with the application (used when reinstatement is processed as a Home Office exception). Order manual confirmation letter.

17.  Click Submit Update

Result: The following message will display:

Click here to go back to the top of the procedure

Edify Reinstatements (Day 2)

If the policy is not showing active, go to the TRMS report to determine why the reinstatement rejected through cycle (to access TRMS, go to a blank screen in passport, key SHIFT +F10 (to go into Total Report Management Solution).  Enter DCRS30 in the report ID field and delete any information in the user ID field, hit enter.  Look for the most recent Reinstatement Cycle Activity Report and key an X to the left of the report and search for you policy number.  (The most common error is the policy was not on the IIMG or IPMG file.  These cases would need to be keyed through TRAK and NB03 transaction.)

*If the policy is showing as active follow the steps below:

1.      View file maintenance and pull any UL NOT notices, premium notice and/or quarterly reports.

2.      If policy is being reinstated as a home office exception, suspend to the requestor’s desk code that requested the reinstatement and notify the individual policy is active. (You are finished with the reinstatement process.)  Send the reinstatement confirmation letter to Policyowner (0003B) if requested on exception worksheet.

3.      If there is a loan that needs to be added, add now (unless it pulled through during the reinstatement process), using deen t13 and move the loan amount in Millenium. Millenium is now JEII processing.

4.      Under Billing Change update the paid-to and bill-to date to reflect the new paid-to date.

5.      Look at PRTM and verify this amount with the cumulative gross payment amount on Life70 Policy Information screen.

a.        If the amounts do not match, change PRTM to match the cumulative gross payments amount.

6.      Under the processing tab in Edify, click on Name and Address to make any updates.  You can also update the telephone number on this screen.

7.      Apply the money received to the General Account with an effective date of, the later of the approval date or date when policy in good order, using the Rapid Accounting screen.  If there is money received for an outstanding loan, also apply now with current date.  This process is handled by the VUL team. See steps below, 1 and 2, are also handled by the VUL team.

Click here to go back to the top of the procedure

Edify Reinstatements (Day 3)

1.      Verify the accounting processed (check the accounting screen to verify if the payment reflects applied.)  If yes, proceed to step A.  If no, check for an error, as mentioned above and follow the steps outlined.  If unable to fix the error, email a

Variable Life Services.

2.      If there is an error on the Policy Information page, the accounting did not process (check the accounting screen to verify if payment reflects applied), try to determine what the error is and fix it or contact your Team Leader.

a.       Change the allocations to any new allocations submitted with the reinstatement application, including the general account, using the deen253 screen.

b.      If we need to add funds to the policy per request with the reinstatement application, please follow the steps below

                                                              i.      Add the proper phases to the A trailer

                                                            ii.      Add an IDA Control trailer for each new phase

                                                          iii.      Add an H4 trailer for each fund that was added

c.       If the policy is paid current, move the money from the general account to the selected funds with today as the effective date.

d.      Mail the confirmation letter, along with a Privacy notice.

e.

3.      If the reinstatement has been approved, and we do not have sufficient money to bring the policy current, send a letter to the policyowner requesting the balance needed within 3 weeks (the policy is put in a bring up folder).  If the money isn’t received after 3 weeks, a closeout letter is sent along with any money that was received with the reinstatement request.

Click here to go back to the top of the procedure

Policy Change-CyberLife Reinstatement Process

Process Map:

Cyberlife

Internal Controls:

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item W- Variable Life Policy Lapse and Reinstatment

Step	Action
CyberLife Reinstatements (Day 1)

1.      Upon Approval from the Underwriter, and approval instruction is sent to the workbasket (to access the workbasket, go to a blank screen on passport (life70) and key np60 (space) then the appropriate desk code, and hit enter.

2.      Determine if we have sufficient premium to bring the policy current.  If yes, continue with step 3.  If no, skip to step 4.  To calculate the amount of premium needed, see step 5.

3.      Print a copy of the reinstatement application from the imaged file.

4.      Check the file for premium received with the application (it will also be noted on UW46).  Send a copy of the check in Imaging electronically to Cashiering, include the policy number, account 25504 and your desk code on the check.

5.      Sign on to CyberLife.

6.      Click on the policy information screen and key in the policy number.

7.      Verify if product allows for all back premiums. If yes, and policy is within MAP period, compare accumulative MAP from issue (take number of months the policy is inforce x monthly MAP amount). Compare this to the premiums paid in (count up all premiums received in Financial Activity.

If no longer in MAP period use total premiums paid compared to amount of cost of insurance needed for all insured’s, plus any shortage and applicable fees.  If product does not allow for all back premiums, verify sufficient required premium received (check chart or policy pages).  Check to see if there is an outstanding loan (use Financial Activity or Values Inquiry).  If sufficient premium received, proceed to step 8.  If no, proceed to Step 23.

8.      Click on the Payments link and key in the amount of money received (under the Premium section).

9.      In the As of Date field enter the lapsed date (this is on the financial activity page and may be labeled as internal surrender or lapse).

10.  Click on Payment Type.

11.  Select Reinstatement Payment from drop down.

12.  Click Add then Apply.

13.  VUL’s are being reinstated like an exception where you, use the lapsed date (found on the financial accounting page) and $0 for premium on the payment type.  Click add and apply.    Suspend policy to the requestor and send email policy is active.

If the policy is an XL policy you will need to allocate the $0 payment to the Fixed Monthly account. If the Fixed Monthly is not there select the Fixed account.

Result: The policy should now show active.

14.  Go to Policy Notes screen

a.       if exception add policy note “suspend to (desk code of requester)”.

15.  Add Policy Note that says “MM/DD/YY (2 years from current date) Rein pnp”

16.  Click Add & Apply

17.  If phone number or address needs to be updated, click on Client Information link.  Click on Phone Information bar (+sign), then click on Insured’s name.  Key in the updated phone number and click Update.  Click on Clients on Policy bar (+sign), then click on the city name.  On this page you can update the address information if needed, then click on Add and then Apply.

18.  If necessary, the policy can be suspended from the Policy Control Tab.  Change the Suspend type to suspended and click Apply.

19.  If the policy is to be on monthly band draft, click on Billing.

Click Form and select Electronic Funds Transfer.

Click on Mode and select mode the client chooses, example: monthly.

Click on Timing and select 1 month after/1 month prior. Select 1 month after if draft date is after monthiversary, and 1 month prior if draft date is on or before the policy monthiversary.

Click on Billed To Date and key in the new paid to date of the policy.

Key in the policy number in the Billing Control field and substitute the company with 00’s. For example: 1502345678 would be 0002345678.

Key in the information (routing #, account #, EFT type and authorized signatures) for the bank draft.

Branch number is all 0’s, then click Add and Apply.

20.  Send for output to be pulled for next day to PAD Output

21.  Go to Policy Information screen and verify policy shows active and no errors occurred with the process.  Send all necessary documentation to the policy file (imaging).

22.  Create Letter and send to Policyowner

a.       Pull up work document letter and send confirmation of the reinstatement

b.      If processing the reinstatement as an exception, use the work template for exception reinstatement.

23.  If payment received is not sufficient to process reinstatement, send letter asking for additional premium (go to Word and use special LETN designed for VUL products).

24.  If no payment is received within 3 weeks following the letter, send close-out letter (go to Passport and use LETN screen and send LETN 0007O).  Return any premium received with the request. Manual letter is ordered.

Click here to go back to the top of the procedure

CyberLife Reinstatements (Day 2)

Day 2 Cyberlife VUL

1.      Check to make sure there is no Grace Period Expire date on the policy.

If there is a GPE date go to billing and switch from Direct Bill to EFT or vice versa to remove this date

2.      Apply the payment you received by going to the Payments screen and enter the amount received in the amount section. Use the later of the approved or received date of the payment for the as of date. The payment type should be Premium Payment. This process is handled by the VUL team.

3.      If there is a loan on the policy go to the payments screen and enter the amount received in the amount section. Use the later of the approved or received date for the as of date. Payment type should be Loan Payment. This process is handled by the VUL team.

Click here to go back to the top of the procedure

Death Benefit Option Change

The Policy Change Department receives requests to change death benefit option on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Step	Action
Cyberlife – Policy Review & Processing

Below are the steps of changing the death benefit option on a policy:

1.      Request received in Policy Change.

2.      Item is date and time stamped.

3.      Request is routed to mail services to be scanned into Policy Change batch.

4.      Coder receives the request via a batch through Invision system.

5.      Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.      Request is coded and imaged into the policy file.

7.      Determine if you can approve.  If yes, approve and go to Step 9.  If no, send to underwriting.

a.       To change from Level to Increasing they must answer all medical questions on the form.

b.      If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

c.       If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

d.      For contract funds above these guidelines refer to an Underwriter for review.  If the medical questions fall within the Jet Underwriting guidelines ok to approve.

e.       To change from Increasing to Level they do not need to answer the medical questions on the form.

f.       No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

g.       No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

8.      Underwriting is complete.  If approved, go to next step.  If declined, send letter and process ends.

9.      Request is sent to Change Tech.

10.  Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.      If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.       You may elect to override the increase/decrease.  See process below.

11.  If policy will become a MEC, contact agent or insured to see if they want to do change. Auth required to proceed, acknowledging that they accept MEC status.  Manual letter is sent to Policyowner for authorized signature to make the change.

12.  If they want to continue with the change, go to Step 13.  If they don’t want to continue with change, file letter received and close change.

13.  Make sure that no payments have been applied after the effective date.  If they have you will need to reverse them.  See Reversing Premium Procedure.

14.  Key the following to change the death benefit:

a.       On the Navigation Bar, click on Future Changes:

b.      Click on the + next to the base insured’s name.

c.       Click on the base benefit.

d.      Under Future Changes select “Scheduled Death Benefit Option Change” from the Type drop-down list.

e.       Enter effective date of the change in the Date field.  (Next monthiversary after application is in good order or date requested)

f.       Select the option you are changing to from the dropdown next to “Death Benefit Option”

g.       If you will be processing another change, such as an increase or decrease, in addition to the option change or they are requesting the Death Benefit remain the same: Check the “Override Automatic Increases or Decreases” box.  The system will not adjust the specified amount of insurance by the policy’s account value.

h.      If the policy is a MEC or will become a MEC check the “Overrider Tamra Test” box..

i.        Click “Add.”

j.        Click “Apply.”

15.  Verify that the scheduled change is listed, then click “Apply”.

16.  Process increase or decrease, see corresponding procedures.

17.  On the Navigation Bar, go to the Billing Screen to change premium, if requested to be changed.

a.       Enter new premium in the “Premium” box

b.      Click Apply

18.  Go to a blank screen on Passport to process approval.

a.       Key PC70 policy number,co=15 and hit enter

b.      Enter the completion and mail dates and hit enter

c.       The policy will show approved on UW46

19.  Apply premium, if needed. (see Applying Premium CyberLife Procedure)

20.  Send manual confirmation letter and endorsement, to Policyowner and Agent.  If multiple changes are requested, if applicable, send Amendment prior to making the change.

21.  File all paperwork.

Click here to go back to the top of the procedure

Edify – level to increasing- Policy Review

Below are the steps of changing the death benefit option from level to increasing on a policy:

1.      Request received in Policy Change.

2.      Item is date and time stamped.

3.      Request is routed to mail services to be scanned into Policy Change batch.

4.      Coder receives the request via a batch through Invision system.

5.      Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.      Request is coded and imaged into the policy file.

7.      Determine if you can approve.  If yes, approve and go to Step 9.  If no, send to underwriting.

a.       To change from Level to Increasing they must answer all medical questions on the form.

b.      If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

c.       If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

d.      For contract funds above these guidelines refer to an Underwriter for review.  If the medical questions fall within the Jet Underwriting guidelines ok to approve.

e.       To change from Increasing to Level they do not need to answer the medical questions on the form.

f.       No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

g.       No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

8.      Underwriting is complete.  If approved, go to next step.  If declined, send letter and process ends.

9.      Request is sent to Change Tech.

10.  Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.      If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.       You may elect to override the increase/decrease.  See process below.

11.  If policy will become a MEC, contact agent or insured to see if they want to do change.  Auth required to proceed, acknowledging that they accept MEC status. Manual letter is sent to the Policyowner for authorized signature to make the change.

12.  If they want to continue with the change, go to Step 13.  If they do not want to do the change, file change and close change.

13.  Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure.

14.  If we need to reverse deductions on the policy process on screen Deen T604R.  (See below)

a.       Enter the YRT phase

b.      Date you are reversing deductions back to.

c.       Enter 99999999.99

d.      If deductions reversed, wait till next day to process option change.

15.  Note the Deduction Paid to Date

16.  Click on the Coverage/Benefit Info link.

17.  The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

18.  Note the YRT phase on the Coverage/Benefit Info Screen.

a.       Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

Edify –Level to increasing-Processing

1.      Access a Midland Production CICS Session in Passport.

a.       The APPLID code for Midland Production CICS is CICSPRD.

2.      On a blank screen type DEEN T604R;

3.      Press Enter.

4.      In the Control Data box enter the following information:

a.       Desk= Processing Change Techs Desk Code

b.      Company = Policy company code

c.       Policy = 8 digit policy number

5.      In the Changes box enter the following information:

a.       Phase = YRT phase number

b.      Effective Date = 1 month prior to the current

Deduction Paid to Date

c.       Change in Death Benefit Option = Number code for the requested Death Benefit Option (New DB Option)

Level Death Benefit = 1

Increasing Death Benefit = 2

6.      Press Enter

7.      You will receive a transaction completed confirmation message.

8.      Process decrease, if applicable.  (see corresponding procedure)

9.      On the Navigation Bar, go to the Billing Screen to change premium. If requested or required by guidelines.

a.       Enter new premium in the “Premium” box

b.      Click Submit Update

10.  Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval and complete the following:

a.       Enter Approval Date (entered upon approval)

b.      Enter Mailing Date

c.       Click Submit Update

11.  Apply premium, if needed. (see Applying Premium CyberLife Procedure)

12.  Send manual confirmation letter of change to Policyowner and Agent.  If multiple changes requested, if applicable, send Amendment prior to processing change.

13.  Endorsement of change must be generated using a Word Template or LETN 0014W.

14.  If the change is requested by the Policy Owner:

a.       If premium changed, use letter code 0002S

b.      If premium changed and refund is being sent use LETN letter code 0043T

c.       If premium did not change use LETN letter code 0089C

15.  Send endorsement & illustration along with the confirmation letter

16.  Completed PC70 (see Cyberlife Step 18) to add mail & completion dates.

17.  File all paperwork.

Click here to go back to the top of the procedure

Edify –Increasing to Level – Policy Review

Below are the steps of changing the death benefit option from increasing to level on a policy:

1.      Request received in Policy Change.

2.      Item is date and time stamped.

3.      Request is routed to mail services to be scanned into Policy Change batch.

4.      Coder receives the request via a batch through Invision system.

5.      Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

6.      Request is coded and imaged into the policy file.

7.      Request is sent to Change Tech.

8.      Determine if you can approve.  If yes, approve and go to Step 9.  If no, send to underwriting.

•   To change from Level to Increasing they must answer all medical questions on the form.

•   If the insured is 59 years old or less and the contract fund is 25,000 or less ok to approve.

•   If the insured is 60 years old or older and the contract fund is 10,000 or less ok to approve.

•   For contract funds above these guidelines refer to an Underwriter for review.  If the medical questions fall within the Jet Underwriting guidelines ok to approve.

•   To change from Increasing to Level they do not need to answer the medical questions on the form.

•   No evidence of insurability is needed if the contract fund is 75,000 or less and the insured is 59 years old or less.

•   No evidence of insurability is needed if the contract fund is 25,000 or less and the insured is 60 years old or older.

9.      Underwriting is complete.  If approved, go to Step 10.  If declined, send letter and process ends.

10.  Run illustration to see if change violates guidelines or becomes a MEC.

a.       If you are changing to a level (option 1) death benefit option, the system will increase the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

b.      If you are changing to an increasing (option 2) death benefit option, the system will decrease the specified amount by the policy’s account value.  If there has been an increase in coverage, the system will adjust the amount of the most recent increase.

c.       You may elect to override the increase/decrease.  See process below.

11.  If policy will become a MEC, contact agent or insured to see if they want to do change.  Auth required to proceed, acknowledging that they accept MEC status.

12.  If they want to continue with the change, go to Step 13.  If they do not want to do the change, send letter and file change.

13.  Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure. (see example above in Step 14)

14.  Note the Deduction Paid to Date

15.  Click on the Coverage/Benefit Info link.

15.  The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

16.  Note the YRT phase on the Coverage/Benefit Info Screen.

a.       Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

Edify –Increasing to Level – Processing
1. Access a Midland Production CICS Session in Passport. b. The APPLID code for Midland Production CICS is CICSPRD. 2. On a blank screen type DEEN T604R; 3. Press Enter.

4.      In the Control Data box enter the following information:

d.      Desk= Processing Change Techs Desk Code

e.       Company = Policy company code

f.       Policy = 8 digit policy number

5.      In the Changes box enter the following information:

d.      Phase = YRT phase number

e.       Effective Date = 1 month prior to the current

Deduction Paid to Date

f.       Change in Death Benefit Option = Number code for the requested Death Benefit Option (New DB Option)

Level Death Benefit = 1

Increasing Death Benefit = 2

6.      Press Enter

7.      You will receive a transaction completed confirmation message.

8.      Process decrease, if applicable.  (see corresponding procedure)

9.      On the Navigation Bar, go to the Billing Screen to change premium. If requested or required by guidelines.

c.       Enter new premium in the “Premium” box

d.      Click Submit Update

10.  Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval and complete the following:

d.      Enter Approval Date (entered upon approval)

e.       Enter Mailing Date

f.       Click Submit Update

11.  Apply premium, if needed. (see Applying Premium CyberLife Procedure)

12.  Order letters through Xpressions, see Ordering Correspondence Procedure.  Then send Confirmation of change to policyowner and Agent.  Amend change if necessary.

13.  Endorsement of change must be generated using a Word Template or LETN 0014W.

14.  If the change is requested by the Policy Owner:

d.      If premium changed, use letter code 0002S

e.       If premium changed and refund is being sent use LETN letter code 0043T

f.       If premium did not change use LETN letter code 0089C

15.  Send endorsement & illustration along with the confirmation letter

16.  Completed PC70 (see Cyberlife Step 18) to add mail & completion dates.

17.  File all paperwork.

Click here to go back to the top of the procedure

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Suitability Review for Increase in Specified Amount

All Increase requests for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to be submitted with the request. If Allocations are being revised, an updated copy should be included. If no change in allocations is requested, the initial form contained in the policy file will be reviewed.

Policy Change-Increase Process

The Policy Change Department receives requests to increase coverage on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

<table>
<tr><th>Step</th><th>Action</th></tr>
<tr><td>Cyberlife – Increase Coverage- Policy Review & Processing</td><td>
Below are the steps to increase coverage on a policy in CyberLife:

1. Request received in Mail Services.
2. Item is date and time stamped.
3. Mail Services scans request in to Policy Change Batch.
4. Coder receives the request via a batch through Invision system.
5. Request is reviewed to determine if all needed paperwork is received (signatures) and completed.
6. Request is coded, imaged into the policy file, logged in database and SWAP.
7. Request is sent to underwriting for review.
8. Underwriting is complete. If approved at same class, go to Step 9. If approved at different class and it is a Pre-2001 CSO Product, the request is declined. If declined, send letter, update database and SWAP and process ends.
9. Request is sent to Change Tech.
10. Run illustration. Verify the premium will carry the new coverage amount.
11. If a premium increase was requested from the navigation bar click on "Billing", enter the new premium in the premium box and click Apply. Notate the premium change amount, you will need this later for the Target Allocations.
12. On the Navigation Bar, click on "Financial" then "Financial Actvity" Review the last premium payment, if it was after the effective date you are making the increase it will need to be reversed. **Note: If you are reversing a payment you will need to wait until the next day to proceed.** If no payments have been applied after the effective date or you are making the increase effective the next anniversary proceed to the next step.
13. Reverse premium if applied after effective date. The Increase will be effective the next monthiversary after application is in good order or date requested. (see Reversing Premium Procedure)
14. On the Navigation Bar, click on the "Client Information."
15. Click on the Base Insured in the "Clients on Policy" section.
    a. Note the Rate Class on the "Client Information" screen and compare this to the Rate Class for which the increase was approved on the UW Change Worksheet:

Company | Edify | Alpha | Desk | File Maint | Products | Acct Hist | Messages
Contract Number
Insured
CYNTHIA
Client Information
Client
Person
Organization
Prefix
First Name*
Name
CYNTHIA
Date of Birth
Place of Birth
California
Height
Ft
In
Weight
0.00
Rate Class
Preferred Non Tobacco C
Marital Status
Email Address
Tax Information
Social Security Number
Tax Identification Number

    b. If the increase was approved at the same Rate Class, proceed to step "13"
    c. If the increase was approved at a better rate class, process the Rate Class Change on the policy before adding the Increase (see the class change procedure).
16. On the Navigation Bar, click on "Coverage" and key the following:
    a. Expand the client in the Benefit Information section to view the plan name for the base coverage and to check if the policy has Waiver of Premium.
    b. Click on the base insured under "Client".
    c. In the "Rider/Coverage Name" drop down list, select the base plan description.
    d. In the "Units" field, enter the number of units per thousand of coverage for the increase.
    e. In the "Issue Date" field, enter the issue date of the next monthliversary or the date requested by the agent/policy owner.
</td></tr>
</table>

f. If the rate class was changed from the "Rate Class" drop down list, select the rate class approved by the Underwriter, otherwise you can skip this box. It will default to the current class.

g. Enter the Application Signed Date from the application.

h. Enter the Application Signed State from the application.

i. Click "Add."

Cyberlife - Microsoft Internet Explorer
Coverage Information
Reset
Rider Information
Contract Number
Insured
Status
Company
Active (Inforce)
Midland National Life
Rider / Coverage Name
XLEC - COMM A - 68XLECA
Units
100.000
Rate Class
Issue Date
11/01/2007
Death Benefit Option
Application Signed Date
10/13/2007
Application State
California
Commission Different From Primary Coverage
Add
Update
Benefit Information

17. The coverage you added will appear under Coverage and key the following:

a. Click on the coverage added. A checkmark should be in the box under "Selected".

b. Click on the "+" next to "Add Rider Agent" to expand the fields.

c. The "Effective Date" field should be pre-filled.

d. Review 62D6 in the host to see if the agent code on the application is different. If it is Contact Commissions to get the applicable profile code for the agent or look on AG52 in Life 70.

e. If the "Writing Agent" field, enter the agent code, then hit tab.

f. Cyberlife will go to Performance+ to get the available Profile codes. If the agent is the same select the same profile code as on 62D6, if different select the profile code given to you by Commissions.

g. In the "Commission" field enter the percentage for the agent. Example: 100.00 to credit the coverage to one agent. For a 50/50 split enter 50.00.

h. Click "Add".

i. If there is an agent split, repeat steps. (do not click on coverage 2nd time)

j. Click "Apply"

Selected
Coverage
Age
Amount
Units
Issue Date
Status
Premium
Cease
Delete
XLEC - COMM A - 68XLECA
UL CIR (ALB) - 68ULCR-ALB
Owner
Primary Beneficiary
Dependent
Add Rider Agent
Reset
Effective Date
10/13/2007
Writing Agent
Level 01
Profile
R01 VARIABLE ALLOWED
Shared Percentages
Commission
100
1
Add
Update
Cease / Delete
Coverage Options
Details
Submit
Apply
2

KAYLEE
Dependent
Add Rider Agent
Reset
Effective Date
Writing Agent
Level 01 Profile
Shared Percentages
Commission
Add
Update
Selected
ID
Profile
Commission Percent
Delete Link
Delete Status
R01
100.0
Delete
Cease / Delete
Reset
Coverage Options
Reset
Details
Submit
Apply

18. Check for Waiver of premium on the policy. There will be a "+" next to the base coverage.
    a. Click on it to expand the field. Look at the rate on 62D2 to see if there is a rating on the waiver, if so rate the waiver you add. (See Add Supplemental Benefit Procedure)
    a. Click on the coverage you added to add Waiver to it.
    b. Under Benefit Information select "Waiver of Premium" from the Benefit Type dropdown box.
    c. Enter the Issue date; it would be the same as the new coverage.
    d. The units will be the amount of units for the coverage.
    e. Enter the WP rating in the rating box, if it does not have a rating enter 100.
    f. Click Add, and then Apply.

<table>
<tr>
<td>Add Premium Allocations (CZ targets)</td>
<td>Add Premium Allocations (CZ targets) You will add a CZ target for all components (except LNR, ABR, or PFR).

1. Increase with no premium change: A CZ target will need to be added for .01 so no premium is allocated to the new coverage since there was no premium increase.
a. From the navigation bar click on “Target Maintenance”.
b. Click on the “+” under Clients/Coverage to expand the field.
c. Click on the coverage added.
d. Enter the effective date of the coverage in the Date box.
e. Select “Allocation Target” from the drop down box.
f. Enter .01 in the amount box.
g. Click Add. The allocation target will now be available to view under the coverage.
h. Click Apply
i. If the new coverage has Waiver of Premium go to the Benefits section. Expand to see the Waiver of Premium. Click on “Waiver of Premium”. Add a CZ (allocation) and a CY (over/under) target for .01.
j. Click Apply.

MNL - NA - SAG
Company | Edify | Alpha | Desk | File Maint | Products | Acct Hist | Messages | Notepad | Imaging | Edocs | ColdView | Phone | Close | Logoff
Policy
Policy Information
Billing
Claims
Client Information
Alpha Search
Policy Control
Contract Standards
Contract Documents
Coverage
Financial
Future Changes
General Agent
General
Plan
Requirements
Target Maintenance
Underwriting
Group
Recon
Close Contract
Logoff
Contract Number
Insured
Status
Company
150
LAMONT
Active (Inforce)
Midland National Life
Target Maintenance
Reset
Date: 07/22/2006
Type:
Allocation Target
Amount:
$0.01
Add
Clients/Coverages
Reset
Client
Role
LAMONT M
Insured
Plan Name
Age
Amount
Units
Issue Date
Status
Premium
XLCV - Comm B - 68XLCVB
56
$100,000.00
100.000
10/22/2005
Active (Inforce)
$27.00
Living Needs Rider (ALB) - 68LNR-ALB
56
$1,000.00
1.000
10/22/2005
Active (Inforce)
$0.00
XLCV - Comm B - 68XLCVB
57
$100,000.00
100.000
07/22/2006
Active (Inforce)
$29.00
Benefits
Reset</td>
</tr>
</table>

Coverage
Financial
Future Changes
General Agent
General
Plan
Requirements
Target Maintenance
Underwriting
Group
Recon
Close Contract
Logoff
Clients/Coverages
Reset
Client
Role
LAMONT
Insured
Plan Name
Age
Amount
Units
Issue Date
Status
Premium
XLCV - Comm B - 68XLCVB
56
$100,000.00
100.000
10/22/2005
Active (Inforce)
$27.00
Living Needs Rider (ALB) - 68LNR-ALB
56
$1,000.00
1.000
10/22/2005
Active (Inforce)
$0.00
XLCV - Comm B - 68XLCVB
57
$100,000.00
100.000
07/22/2006
Active (Inforce)
$29.00
Target Maintenance
Amount
Date
Delete
Allocation Target
$0.01
07/22/2006
Delete
Benefits
Reset
Ratings
Reset
Submit
Apply

2. Coverage Addition with a premium increase: You will add a CZ target for all components (except LNR).
   a. From the Navigation bar click on "Billing"
      i. Enter the new premium amount.
      ii. Click Apply.
   b. Log onto Performance Plus.
      i. Click on the stack on papers "Account/Case Search".
      ii. From the "Type of Search" drop down box select "History".
      iii. Click Go.

Producer
Organization
Account
Reports
Rules
Information
SAMMONS FINANCIAL GROUP
Bulletin Board
CSC understands the demand of today's complex solution requirements. Successful experience in compensation solutions has given CSC the expertise to address the requirements of an evolving distribution landscape. No other company providing compensation system solutions today is positioned with the level of knowledge, experience in system installations and customer satisfaction as CSC. As a result of that expertise, CSC is committed to preserving the power and reliability of its base commission calculation engine while simultaneously moving it to the next generation of processing by incorporating the flexibility, agility and open system design of client/server, object oriented architecture.
Account or Case ID
Type of Search
History
Company
Midland National
Go
PerformancePlus Database
A

Company:010
FALLS
Name:Oldfield
Account:1502691029
Producer
Organization
Account
Reports
Rules
Information
Reposition
Adjustment
Non-Comm Adjustment
General
Coverage
Producer
History
Advances
Deposits
SAMMONS FINANCIAL GROUP
Show All History
Search By
Account or Case ID
Type of Search
History
Company
Midland National
Coverage/ Seq
Event
All Events
Process Date
Effective Date
Start Date
End Date
Take the amount times the mode to figure what should be allocated to each phase and the benefit on the phase (if any).
Show Reversals
Process Date
Effective Date
Event
Rev
Cv/Sq
Amount
File Code
Rev. Code
09/21/2006 09/21/2006 NA-Regular Payment 01 13.60 10
09/21/2006 09/21/2006 NA-Regular Payment 01 786.40 9
09/01/2006 08/17/2006 NA-Regular Payment 01 13.60 8
09/01/2006 08/17/2006 NA-Regular Payment 01 786.40 7
09/01/2006 07/18/2006 NA-Regular Payment 01 13.60 6
09/01/2006 07/18/2006 NA-Regular Payment 01 786.40 5
09/01/2006 06/13/2006 NA-Regular Payment 01 136.00 4
Go
Account History Index
Account History Detail
Producer History Index

iv. Annualize the amount being allocated to each phase. You will need to do this for any benefits on the phase as well.

c. From the Navigation bar click on "Target Maintenance".
Example case: premium increased from 800.00 monthly to 1000.00 monthly
   i. Phase 1 = 786.40 x 12 = CZ 9438.80
   ii. Phase 1 WP= 13.60 x 12= CZ 163.20
   iii. Phase 2= 200 x 12 = CZ 2400.00
   iv. Phase 2 WP add a CZ and a CY (over/under) target for .01

d. Cyberlife will only accept 1 CZ for a phase at a time. You will need to add the base allocation targets, Apply; then add the benefit allocation targets.
   i. From the navigation bar click on "Target Maintenance"
   ii. Click on the "+" under Clients/Coverage to expand the field.
   iii. Click on the coverage you will be adding the allocation target on.
   iv. Enter the effective date of the coverage in the Date box.
   v. Select "Allocation Target" from the drop down box.
   vi. Enter the annual premium amount in the amount box.
   vii. Click Add. The allocation target will now be available to view under the coverage.
   viii. Click Apply.
   ix. Repeat these steps to add the allocations on the benefits.

Company | Edify | Alpha | Desk | File Maint | Products | Acct Hist | Messages | Notepad | Imaging | Edocs | ColdView | Phone | Close | Logoff
Contract Number
Insured
Status
Company
150
MARK E.
Active (Inforce)
Midland National Life
Target Maintenance
Reset
Date: 10/13/2006
Type:
Allocation Target
Amount:
2400.00
Add
Clients/Coverages
Reset
Client
Role
MARK E OLDFIELD
Insured
Plan Name | Age | Amount | Units | Issue Date | Status | Premium
XLCV - Comm A - 68XLCVA | 40 | $841,596.00 | 841.596 | 06/13/2006 | Active (Inforce) | $92.58
XLCV - Comm A - 68XLCVA | 40 | $100,000.00 | 100.000 | 10/13/2006 | Active (Inforce) | $15.00
Benefits
Reset
Ratings
Reset
Submit
Apply

MARK E
Insured
Plan Name | Age | Amount | Units | Issue Date | Status | Premium
XLCV - Comm A - 68XLCVA | 40 | $841,596.00 | 841.596 | 06/13/2006 | Active (Inforce) | $92.58
Target Maintenance | Amount | Date | Delete
Allocation Target | $9438.80 | 10/13/2006 | Delete

Client
Role
MARK
Insured
Plan Name | Age | Amount | Units | Issue Date | Status | Premium
XLCV - Comm A - 68XLCVA | 40 | $841,596.00 | 841.596 | 06/13/2006 | Active (Inforce) | $92.58
XLCV - Comm A - 68XLCVA | 40 | $100,000.00 | 100.000 | 10/13/2006 | Active (Inforce) | $15.00
Target Maintenance | Amount | Date | Delete
Allocation Target | $2400.00 | 10/13/2006 | Delete
Benefits
Reset

MARK
Insured
Plan Name | Age | Amount | Units | Issue Date | Status | Premium
XLCV - Comm A - 68XLCVA | 40 | $841,596.00 | 841.596 | 06/13/2006 | Active (Inforce) | $92.58
Benefit | Units | Issue Date | Status | Premium | Rate
Waiver of Premium | 841.596 | 06/13/2006 | Active (Inforce) | $16.83 | 100
Target Maintenance | Amount | Date | Delete
Allocation Target | $163.20 | 10/13/2006 | Delete
XLCV - Comm A - 68XLCVA | 40 | $100,000.00 | 100.000 | 10/13/2006 | Active (Inforce) | $15.00

Plan Name | Age | Amount | Units | Issue Date | Status | Premium
XLCV - Comm A - 68XLCVA | 40 | $841,596.00 | 841.596 | 06/13/2006 | Active (Inforce) | $92.58
XLCV - Comm A - 68XLCVA | 40 | $100,000.00 | 100.000 | 10/13/2006 | Active (Inforce) | $15.00
Benefit | Units | Issue Date | Status | Premium | Rate
Waiver of Premium | 100.000 | 10/13/2006 | Active (Inforce) | $2.00 | 100
Target Maintenance | Amount | Date | Delete
Over\Under Target | $0.01 | 10/13/2006 | Delete
Allocation Target | $0.01 | 10/13/2006 | Delete
Ratings
Reset

Applying Premium

Apply any premium received.

   a. From the Navigation bar click on "Billing"
   b. Enter the new premium amount.
   c. Click Apply.

MNL - NA - SAG
Company | Edify | Alpha | Desk | File Maint | Products | Acct Hist | Messages | Notepad | Imaging | Edocs | ColdView | Phone | Close | Logoff
Contract Number
Insured
Status
Company
VERONICA
Administration:Active (Inforce)
Midland National Life
Billing
Form
Regular Billing
Mode
Annual
Premium
$2449.74
Billed To Date
09/24/2014
Billing Control Number
Effective Date
Options
Reset
Other Information
Submit
Apply
Policy
New Application
New Group Application
Policy Information
Billing
Client Information
Alpha Search
Policy Control
Contract Standards
Contract Documents
Coverage
Arrangements
Funds
Financial

   - Key PC70 policy number,co=15 and Press enter

(A) Mod5.zws - PASSPORT
File Edit View Communication Options Transfer Macro Help
pc70 01[redacted] co=15_

POLICY CHANGE APPROVAL - 150 [redacted]
APPROVAL DATE 012510
UNAPPROVE N
MAIL DATE
REMOVE MAIL DATE N
COMPLETION DATE
REMOVE COMPLETION DATE N
EXTEND DAYS

b. The policy will show approved on UW46

UW46 [redacted] CO=15; 0 [redacted] -4 Search:
COLOR PU TEAM GR UNDERWRITER JET LAST ACTV 02/02/10 PC210 NB79
------PR----------------------------DOB------ST--SEX----SS#----SMK--UND CAT-
INS 01 [redacted] LARRY [redacted] [redacted] M [redacted] NN COVERED
AGE:51
OWNER
Decrease CHANGE .00 INS
APP ST MI [redacted]
KAWKAWLIN MI 48631
RECEIVED 00/00/00
ENTERED 01/27/10 PC210 NB03 PLAN UL2-YRT 50,000.00 DB OPT 1
TARGET 1,012.50 MINIMUM .00
LAST ACTV 02/02/10 PC210 NB79 POL ANNIV 11/19/87
MEDICAL
APPROVED 01/25/10 STANDARD PREM 150.00 AUTH RECEIVED NO
MAILED 02/02/10 BAL .00 QUARTERLY DIRECT
DIFF 150.00-
EXTENDED 45 DAYS ANNUAL 600.00

2. Apply premium the day after the increase is processed, if needed. (see Applying Premium Procedure)

3. Order manual confirmation letter and send to Policyowner and Agent. If an amendment is needed, send for authorized signature prior to processing the change.

4. Upload all paperwork to appropriate Policy Change folder. Automatic upload to imaging process runs daily every hour.

5. Complete the database and SWAP with change being processed.

<table>
<tr>
<td>Edify – Increase Coverage Procedure</td>
<td>
Below are the steps to increase coverage on Edify:

1. Request received in Mail Services.
2. Item is date and time stamped.
3. Request is routed to mail services to be scanned into Policy Change batch.
4. Coder receives the request via a batch through Invision system.
5. Request is reviewed to determine if all needed paperwork is received (signatures) and completed.
6. Request is coded, imaged into the policy file, logged in database and SWAP.
7. Request is sent to underwriting for review.
8. Underwriting is complete. If approved at same class, go to Step 9. If approved at different class and it is a Pre-2001 CSO Product, the request is declined. If declined, send letter, update database and SWAP and process ends.
9. Request is sent to Change Tech.
10. Run Illustration. Make sure the deductions are where they need to be, if you need to reverse, see Reversing Deductions Procedure.
11. Select “Death Benefit” screen under the processing menu.
12. Determine the effective date of the change. To do this, you can refer to the date the deductions are paid to.

Policy Information: 150 - Microsoft Internet Explorer
File Edit View Favorites Tools Help
Address http://mnl-pres-prod/PAD/PSS.asp
Go Links
Inquiry Processing Applications CyberLife
Policy Info
Desk Code: 213
Department Code: 67
Company 15
Policy
PROD
Policy # Submit
[ALT +]
Processing Master Menu
Annual Statement Request
Billing Change
Collat Assign Processing
Commission Adjustment
Death Benefit
Misc Change Request
Name & Addr Processing
NA Death Bene Chg
NA Underwriting Wkst
NFO/Policy Control
Pending Transactions
Policy Certificate Request
Policy Change Approval
Policy Change Processing
Policy Messages
Rapid Accounting
Reprojection's/Illustrations
ReQuest a Letter
Seven-Pay
Status Request
Supplemental Benefit
Surrender Withdrawal
Underwriting Class Change
(Un)Suspend Policies
Policy Details
Coverage/Benefit Info
Client Information
Insured
SAINT MICHAEL MN
Owner
Agent Information
Original WA
Policy Message Inf
NOTIFY DATE
MESSAGE

</td>
</tr>
</table>

13. The Increase will be effective the next monthiversary after application is in good order or date requested.
14. Day 1 (Day 2 if you needed to reverse deductions for any reason)
    a. Figure the base insured's current age
    b. Locate the correct rates/rate card and calculate the No Lapse Guarantee (NLG) and Target based on the current age and the increase in face amount (refer to the NLG and Target procedures as needed/if necessary)
    c. Take the NLG rate x the increased amount. This will be the amount you enter on Edify. For Waiver of Premium use rate card to determine minimum (include Waiver of Premium if applicable).
    d. Take the Target rate x the increased amount. Add this to the existing Target. The new total is the amount you will enter here on Edify.

Death Benefit Update - Microsoft Internet Explorer
http://mnl-pres-prod/PAD/DeathBenefit.asp
Inquiry
Processing
Applications
CyberLife
Death Benefit
Desk Code: 213
Department Code: 67
Suspended/Suspend Desk: NO
3:28:50 PM
Company 15
Policy
Phase 04
PROD
Policy # Submit
Suspend the policy? No Yes
Coverage/Benefit Info
Policy Message Information
AC 03/31/2107 000068004
00 03/13/2064 LL000000000
00 12/01/2099 TIN1/0307
01 12/01/2099 ORI-0274332
00 03/08/2008 STATEMENT
00 12/31/2099 OLB03152007
00 04/01/2108 6714773400#
Policy Information
Insured
JOHN
AGANA GU 96932
Owner
Date of Birth
Issue Date 03/13/07
Paid to Date 06/13/07
Sex MALE
Mode/Form MONTHLY EFT
Modal Premium $56.67
Plan IUL23A-YRT
Death Benefit $100,000.00
Update Information
Expense Phase
Expense Phase APPU
Death Benefit Amount/WP change
Annualized Premium(units)
(Annual premium divided by 100 = units)
Ann Prem per Unit .84 84
Waiver Premium per Unit .24 24
Band 002 002
Change Effective Date 061307 061307
Update Billing Info? No Yes
NLG/Base Premium (Increase Only) $680.00
Target Premium (Total) $786.00 $786.00
Remove Cost of Living Rider? No Yes
Remove IPGR? No Yes
Send Letter to Current deduction Agent
This is always the base (YRT) phase. Enter this and click "Policy # Submit" prior to completing the rest of this screen.
Enter the exp/thou phase if applicable
If your increase has caused the policy to change bands, enter the new band's expense phase appu here
Enter the amount you're increasing the death benefit by here
If the billable premium is changing, enter the new number of units here
If the increase has caused your total death benefit change bands, enter the new base appu here
If the waiver amount per thousand is changing for any reason, enter the new amount here
Enter the band (new) only if it is changing
Leave at default unless otherwise requested
Leave at default unless otherwise requested (or if policy is original IUL—if the death benefit is increased, this rider is removed as stated in plan provisions—this does not apply for IUL2)
Submitting agent code
Leave the "Sent Letter to" default at Agent

None
Address Information
Owner Name & Address
GARY
SAINT MICHAEL MN 55376
1
2
3
City SAINT MICHAEL
Please Note:
City field is line 4 on foreign addresses.
State & Zip are not needed for foreign addresses.
Select OTHER to process foreign address change.
Minnesota
USA
Zip 55376
Address change for? Letter Only Permanent
Endorsements
None
0004Y Increase Universal Life
0016J Decrease Term
0016C Decrease UL Death Benefit
0020Y Decrease Rider Rider Type
Rapid Accounting Needed? No Yes
Submit Update
Clear Form
If the address of the insured has not changed, this area can be skipped. If the confirmation is to go to a special address, or you need to permanently change the address, you can do so here.
For your endorsement, choose "Increase Universal Life".
Important
If the policy has a layered surrender charge (see Layered Surrender Charge information for applicable plans), leave the endorsement default.
When all applicable areas have been completed click "Submit Update" to process

15. Increase coverage by completing the following fields (as shown above):

    a. Expense Phase ~ Enter Exp Thou Phase Number that you are increasing, only if policy has an expense per thousand phase
    b. Expense Phase APPU ~ Enter if changing bands
    c. Death Benefit/ WP change ~ Amount of Increase
    d. Annualized Premium (units) ~ enter new annual premi um divided 100
    e. Ann Prem per unit (auto-populates)~ Check ratecard for amount, if changing bands
    f. Waiver Premium per unit (auto-populates)~ Complete only if policy has WP
    g. Band (auto-populates)~ Check ratecard
    h. Change effective date (defaults to current deductions, may need to reverse deductions) ~ The next monthiversary after application is in good order or date requested
    i. Update Billing info ~ Select yes or no
    j. NLG/ Base Premium ~ Enter the amount the NLG will be increased by
    k. Target Premium ~ Enter the resulting Target Premium from increase
    l. Remove Cost of Living Rider ~ Select yes or no
    m. Remove IPGR ~ Select yes or no
    n. Send Letter to ~ Select Agent if going to agent and enter his code.
    o. Update address, if necessary
    p. Endorsement (skip, as word document will be used, check to determine if layered then select letter and endorsement)
    q. Click Submit

Agent Compensation Information: 15[redacted] - Microsoft Internet Explorer
File Edit View Favorites Tools Help
Agent Comp
Desk Code: 213
Department Code: 67
Company 15
Policy [redacted]
PROD
Policy # Submit
Data Retrieved Successfully
New Agent Compensation Window
Agent Comp Information
PM EFFDATE DBO SPEC AMT/ SURR LIMIT SUB% OCCU TARGET/NLG GROSS PRM TOTL/TARG SUR CHRG UL/VUL
04 11/2001 1 250000.00 1.00 1850.00 3120.00 1275.00
7 1411.50 1850.00
04 11/2002 1850.00 1820.00
7 1820.00
04 11/2003 8006.00 1.00 1925.66 60.00 40.83
1 39.07 60.00
04 11/2004 1925.66 100.00
1 100.00
PM EFFDATE DBO SPEC AMT/ SURR LIMIT SUB% OCCU TARGET/NLG GROSS PRM TOTL/TARG SUR CHRG UL/VUL
04 11/2005 15169.00 1.00 2058.39 539.55 93.44
7 94.81 539.55
04 11/2006 2058.39
7

17. After the Death Benefit screen has processed, you will proceed to HOST and key in PCLR.
Complete this screen *only* under the following conditions:
a. The monthly bank draft is being increased
b. The direct billing is being increased and the agent/insured has submitted premium with the change
c. If policy is in first year:
    1. You will need to adjust date on CLCD screen to next year to get renewal rates.
    2. Figure target and increase premium for remainng number of policy years. (example - # of months x monthly rate).
d. The policy is in it's 2nd year and the current premium has already exceeded the original Target premium

PCLR COMMISSION ADJUSTMENT SCREEN
COMPANY 15 POLICY 0[redacted] PLAN NAME CONTRACT
AGT CODE % SPLIT CONT FORM SPCL MKT AGT STATUS AGT CODE % SPLIT
CURRENT AGENT % % % REASSIGNED AGENT % % %
NET CHANGE IN ANNUALIZED PREMIUM (WHOLE DOLLAR)
NET CHANGE IN TARGET PREMIUM (WHOLE DOLLAR)
NET CHANGE IN FACE AMOUNT (WHOLE DOLLAR)
PERCENT OF WA COMMISSION DEDUCTION (WITH DECIMAL 99.99)
PERCENT OF GA COMMISSION DEDUCTION (WITH DECIMAL 99.99)
(Y) - COLR INCREASE ? OR
(Y) - RIDER INCREASE ? OR
(Y) - NON COLR INCREASE ?
(Y) - NEW BUSINESS ADJUST?
PF3 EXIT PF1 CALC PF4 STOW

(A) Mod2 - PASSPORT
File Edit View Communication Options Transfer Macro Help
PCLR COMMISSION ADJUSTMENT SCREEN
COMPANY 15 POLICY 0 PLAN NAME EUL5A-YRT CONTRACT PPC
AGT CODE % SPLIT CONT FORM SPCL MKT AGT STATUS AGT CODE % SPLIT
CURRENT AGENT % 100 WA50 NO CDTERM REASSIGNED AGENT % 100
NET CHANGE IN ANNUALIZED PREMIUM (WHOLE DOLLAR) 200
NET CHANGE IN TARGET PREMIUM (WHOLE DOLLAR) 85
NET CHANGE IN FACE AMOUNT (WHOLE DOLLAR) 10000
PERCENT OF WA COMMISSION DEDUCTION (WITH DECIMAL 99.99) 1.50
PERCENT OF GA COMMISSION DEDUCTION (WITH DECIMAL 99.99)
n (Y) - COLR INCREASE ? OR
n (Y) - RIDER INCREASE ? OR
y (Y) - NON COLR INCREASE ?
n (Y) - NEW BUSINESS ADJUST?
PF3 EXIT PF1 CALC PF4 STOW
Connected to 172.16.128.2:23
NUM

Enter the agent code of the submitting agent (found on app) here—do this for commission splits also

If there is no split in commissions, enter 100

Enter the annual increase in billable premium (monthly increased amount x 12, quarterly x 4, etc)

Enter the increase in Target premium (increase amount calculated in #2b)

Enter the amount of the increase in death benefit

Enter the renewal percentage, found on screen CLCD in your passport session

Answer the following questions in the same order as shown.

Press PF1 to calculate
Screen print

Press PF4 to stow

18. Generate the Commission Adjustment by completing the following fields (as shown above):

   a. Enter Agent Code
   b. Enter Commission Split, if there is one
   c. Enter New change in annualized premium (no decimal places and round to an even number)
   d. Enter net change in Target (no decimal places and round to an even number)
   e. Enter net change in Face Amount (no decimal places and round to an even number)
   f. Enter % of WA Commission Deduction, if any
   g. Enter % of GA Commission Deduction, if any
   h. Non-COLR increase, enter yes or no
   i. Click Submit update

File Edit View Communication Options Transfer Macro Help
PCLR COMMISSION ADJUSTMENT SCREEN
COMPANY 15 POLICY 0 PLAN NAME EUL5A-YRT CONTRACT PPC
AGT CODE % SPLIT CONT FORM SPCL MKT AGT STATUS AGT CODE % SPLIT
CURRENT AGENT % 100 WA50 NO CDTERM REASSIGNED AGENT % 100
NET CHANGE IN ANNUALIZED PREMIUM (WHOLE DOLLAR) 0000000200
NET CHANGE IN TARGET PREMIUM (WHOLE DOLLAR) 0000000085
NET CHANGE IN FACE AMOUNT (WHOLE DOLLAR) 0000010000
PERCENT OF WA COMMISSION DEDUCTION (WITH DECIMAL 99.99) 01.50
PERCENT OF GA COMMISSION DEDUCTION (WITH DECIMAL 99.99)
Y (Y) - COLR INCREASE ? OR .5500 1YR WA RATE .4000 1YR GA RATE
Y (Y) - RIDER INCREASE ? OR
Y (Y) - NON COLR INCREASE ?
Y (Y) - NEW BUSINESS ADJUST? 90.75 WA NPRM 45.47 COMM
T6 COMM CLS AF1 CNT CODE
PF3 EXIT PF1 CALC PF4 STOW

<table>
<tr>
<td></td>
<td>
19. Once the change is complete, go to the Processing drop down menu and choose Policy Change Approval. (as shown below)
a. Enter Approval Date (entered at approval)
b. Enter Mailing Date
c. Click Submit Update

Inquiry
Processing
Applications
CyberLife
Policy Change Approval
Company
15
Desk Code: 213
Department Code: 67
2:57:36 PM
Policy
PROD
Policy # Submit
App Not Found
Update Information
Approval Date (mmddyy)
062207
Mail Date (mmddyy)
Completion Date (mmddyy)
Extend Days
Unapprove?
Remove Mail Date?
Remove Completion Date?
Yes
No
Submit Update
There should already be an approval date here (from the underwriter's approval)—if not enter the date of the approval
Enter the date you're mailing the confirmation to the agent/insured here
Enter the date you completed the change here
Click "Submit Update"

20. Apply premium, if needed. (see Applying Premium Edify Procedure)

21. Order manual letter, and send Confirmation of change to Policyowner and Agent. If an amendment is needed, send for authorized signature prior to processing the change.
22. Upload all paperwork to appropriate Policy Change folder. Automatic upload to imaging process runs daily every hour.

23. Complete the database and SWAP with change being processed.

Click *here* to go back to the top of the procedure
</td>
</tr>
<tr>
<td>Exception Reports</td>
<td>Exception reports are maintained to document any incidents that do not follow these procedures. These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.</td>
</tr>
</table>

Suitability Review for Decrease in Specified Amount

All decrease requests for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to be submitted with the request, as well as an updated Allocation form, if allocations are to be revised. Otherwise, allocations will remain as they were prior to the change.

Policy Change-Decrease Process

The Policy Change Department receives requests to decrease coverage on existing Variable Life policies.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount
MAP Calculation Procedure	Add Link to procedure when procedure is complete

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

Step	Action
Cyberlife Review Prior to Processing

1.      Request received in Mail Services.

2.      Item is date and time stamped.

3.      Mail Services scans request in to Policy Change Batch.

4.      Coder receives the request via a batch through Invision system.

5.      Request is reviewed to determine if all needed paperwork is received (signatures) and completed.

a.    Is the policy active?

b.   Did the owner sign the form?  If so, does it match the signature in the file?

c.    Was the policy issued in a Community Property State?  Does the insured currently reside in a Community Property State?

d.   Is the policy assigned? If so, did the assignee sign the form?

e.    Were any other changes requested on the form?

f.    Is the policy within its first two years?

g.    Can the requested decrease be processed based on minimum death benefits for the premium class and product?

6.      Request is coded and imaged into the policy file.

7.      If Sammons rep and in the first 3 years, send to underwriting for suitability review. If outside the first 3 years, skip to Step 8.

8.      If policy approved, request routed to Change Tech.  If declined, letter sent to policyowner/agent and process ends.

9.      Update Policy Change Data Base and SWAP, with date of approval of denial.

10.  Is the policy still within the NLG period? If so, the new NLG must be calculated based on the decrease in coverage.

11.  Was a premium change requested? If so, compare the new premium requested against the MAP (minimum) premium and the cash value.  If the requested premium is below MAP and they do not have a positive cash value, the requestor must be notified that the premium must be equal to the MAP amount.

Run Illustration

1.      Run an illustration in ACE

a.       Input the reduced NLG in the software prior to running the illustration if the policy is still within the NLG period. This will be the NLG at the age of issue for the new benefit amount.

b.      Determine if change can be processed without violating Federal Premium Guidelines. (see MAP calculation procedure)

                                                              i.      If the change will violate premium guidelines, the change cannot be processed as requested and the requestor must be notified.

                                                            ii.      Run illustration to determine what death benefit amount the policy can be reduced to, to avoid any violations. Send letter to Policyowner and agent.

c.       Determine if the change will cause the policy to become a MEC.

                                                              i.      If the change will cause the policy to become a MEC, the decrease can be processed but a letter must be sent prior to the change to notify the requestor of their options.

                                                            ii.      If a letter is required to notify the requestor of the MEC status, the following options should be offered: to keep the change as is, the minimum non-MEC benefit if applicable, or no change at this time. They must sign and return the document with their decision.

Process a Decrease on Cyberlife

1.      Expand Financial on the Navigation Bar and click on Future Changes

a.       Expand the Client and Coverage Information to display coverage’s

b.      Review for any increase in coverage (the most recent increase will be decreased by total decrease amount)

2.      Click on the plan name of either the base benefit or most recent increase

3.      Select Scheduled Specified Amount Decrease from the Change Type drop-down list

4.      Enter the dollar amount the death benefit is being reduced by (i.e. if the request is to decrease by $100,000, enter 100000)

5.      Enter the effective date of the change in the Date field

6.      Check the Override Tamra Test box if ACE indicates the policy will become a MEC and the client has authorized this change.

7. Click on Add. The decrease can then be seen if the + next to coverage is expanded 8. Click Apply
Change mode premium if requested	1. Select Billing on the Navigation Bar 2. Type the requested premium amount in the Premium field 3. Click on Apply
Adjust NLG if policy is within NLG period

1.      Adjust the NLG if the policy is still within NLG period and is not one of the following products or any newer version of these products: ULCV, ULDB, EGUL, LGSIUL, XLCV3, XLDB2

a.       Select Target Maintenance on the Navigation Bar

b.      Click on the + to expand the coverage

c.       Click on the base coverage

d.      Add the effective date of the change in the Date field

e.       Select Minimum Premium from the drop-down list in the Type field

f.       Add the Monthly NLG in the Amount field

g.       Click on Add.

h.      Click on Apply

Notify Reinsurance if applicable

1.      Send email to the reinsurance mailbox – NAC Reinsurance if the policy is reinsured with a 2, 4, 7, or S

a.       Provide the following information in the email:

                                                              i.      Policy number

                                                            ii.      Type of change

                                                          iii.      Effective date of change

Update Policy Notes	1. Expand General on the Navigation Bar and select Policy Notes 2. Select Miscellaneous form the Purpose drop-down box 3. Indicate the prior NLG amount, the new NLG amount, and the effective date.
Complete Agent Charge Back if applicable

1.      Complete agent charge back if the contract is within the first two contract years

a.       Calculate the current Target

b.      Calculate the Target charge back

                                                              i.      This will be the target of the reduced benefit amount.  If the original target was adjusted, you will need to apply the same adjustment calculation to the adjusted target.

c.       Complete worksheet

d.      Forward completed worksheet to Jean Knutson and Autumn Meier in Commissions

e.       Email the agent with the charge back information

Document completed change	1. Complete the documentation confirming the process of the decrease a. Order Decrease Endorsement-manual word template.

2.      Order Decrease Letter and send a copy to the agent on all requests confirming the change and new premium amount if applicable and attach an illustration

3.      Update PC70 with complete mail date and completion date

4.      Go to a blank screen on Passport to process approval.

a.   Key PC70 policy number,co=15 and hit enter

b. Enter the completion and mail dates and hit enter c. The policy will show approved on UW46
Cyberlife Processing Day 2	1. If you have premium to apply, process accounting. 2. Complete work item out of Policy Change Data Base and SWAP.
Edify Review Before Processing

1.      Request received in Mail Services.

2.      Item is date and time stamped.

3.      Mail Services scans request in to Policy Change Batch.

4.      Coder receives the request via a batch through Invision system.

5.      Review application or written request to confirm the amount of the decrease, including proper signatures. Verify signatures.

a.       If owner is different than the insured, and the insured is 15 years or older, we require both signatures.

b.      Was this issued or do they currently reside in a community property state?  If so make sure we have all applicable signatures and forms.

6.      Most products have minimum death benefits based upon premium class.  Review the application to confirm the death benefit they are requesting is available for the premium class and product.

7.      Verify if the policy is still within the NLG period.  If it is calculate the new NLG premium based on the decrease in coverage, and the NLG will be prorated.  When calculating the prorated NLG check to see if the product is banded.  If it is calculate your new NLG off of issue band.

a.       To calculate the prorated NLG, use the NLG Prorate Spreadsheet (if the policy has had multiple changes to the DB, use the NLG Prorate SS for policies with multiple changes)

8.      Request is coded and imaged into the policy file.

9.      Add policy to the Policy Change Data Base and SWAP for tracking of the change

10.  If Sammons rep and in the first 3 years, send to underwriting for suitability review. If outside the first 3 years, skip to Step 11.

11.  If policy approved, request routed to Change Tech.  If declined, letter sent to policyowner/agent and process ends.

12.  Update Policy Change Data Base and SWAP , with date of approval of denial.

13.  Is the policy still within the NLG period? If so, the new NLG must be calculated based on the decrease in coverage.

14.  Was a premium change requested? If so, compare the new premium requested against the MAP (minimum) premium and the cash value.  If the requested premium is below MAP and they do not have a positive cash value, the requestor must be notified that the premium must be equal to the MAP amount.

15.  Run Illustration in ACE to verify if change can be processed without violating Federal Premium Guidelines and to check if it will become a MEC.

a.       If it violates premium guidelines the change cannot be processed as requested and the requestor will need to be notified.  Run an illustration to determine what death benefit amount the policy can be reduced to, to avoid any violations.  Send letter to Policyowner and Agent.

b.      If it will cause the policy to become a MEC the change can be processed but a letter will need to be sent with the confirmation to notify the client of this.  On the letter offer the following options, the current amount causes a MEC, The Minimum Non-Mec benefit if applicable, or No change at this time.

16.  When running an illustration with a product still in the NLG period you will need to input the pro-rated NLG in the software as of issue age.

17.  You will need to print a copy of the illustration and mail with the endorsement.

18.  Required forms - (state appropriate) Application for Policy Conversion, Change or Reinstatement

a.       Or a written request to process the decrease signed by the policy owner

b.      10611

19.  Screens Referenced

a.       Edify – Policy Information

b.      Product Grid – For product minimum amount

c.       Deen T604R – Reversing Ul deductions

d.      Edify – Processing Screens – Death Benefit

e.       Rate Card – for new cost of insurance

Process a Decrease on Edify

1.      Verify the current deduction date on policy.  If on EFT is the policy in process of drafting.

a.       If yes, then wait until draft completes to process change.

b.      If no, then proceed with processing.

2.      Verify what date the request was received and compare to month-a versary date.  If month-a-versary date is passed then process change as of next month-a-versary

3.      If we need to reverse deductions on the policy process on screen Deen T604R (see below)

a.       Enter base phase.

b.      Date you are reversing deductions back to

c.       Enter 99999999.99

d.      If deductions reversed, wait until next day to process decrease.  If no deductions reversed continue with step 6.

4.      Update NLG to prorated NLG amount

a.       Go to Deen T600; screen

b.      Place an “x” next to MOD:

c.       Enter your desk code, company number, policy number

d.      Enter the policy issue month and year in the Effective Date section

e.       Enter the YRT phase number in the Phase section.

f.       Enter the new annual prorated NLG in the No Lapse Guarantee Min Prem Section.

                                i.            If the policy has had DB increases prior to the change effective date, you must factor this into the amount that you are adjusting the NLG to.

                              ii.            For example, the original NLG was $200.00 and there has been multiple increases totaling an increase of $50.00 in the NLG since issue.  The new prorated NLG is $175.00, you would enter the new NLG amount as $125.00 (175-50=125.00)

5.       Go to Death Benefit screen in Edify, under Processing

6.       Click the Policy # Submit button and the YRT phase information will automatically populate.

7.      Skip down to Death Benefit Amount/WP change – enter the amount that you are decreasing by with a (-) sign in front of the amount (example – 150000.00 (no commas))

8.      Annual premium per unit and band will pull in.  Need to change this field if the decrease will cause the policy to change bands.

a.       The new APPU will be found on the product rate sheet.

9.      Enter effective date of change.

10.  Target premium appears, do not change.

11.  Go to Endorsement section, select appropriate letter.
Enter amount of death benefit is being decreased to.

a.       If NLG is being prorated, you will need to manually complete the endorsement so that you can input the prorated NLG.

12.  Click on Submit Update

13.  The Agent Comp Trailer will automatically generate once the Policy # Submit button is selected.  This will show any changes made to the DB, Target, or NLG on this policy.

14.  Verify that the decrease is shown on this trailer and close.

15.  If policy is within the 7-pay period, you will need to add the 7-pay trailer

a.       Go to the PUSM screen (PUSM policy#,co=15)

b.      Place an “A’ in the Add a new trailer

                                            i.            Effective date of decrease

                                          ii.            ‘3’ for MEC IND

                                        iii.            ‘0’ for MEC RSN

                                        iv.            ‘2’ for CALCOD

                                          v.            ‘0’ for remaining fields

                                        vi.            Press Enter and F4 to stow.

16.  If policy has an Expense Per Thousand (EXP/THOU) phase, you will need to change the number of units to the new death benefit amount.

a.       Go to the PATM screen

b.      F8 to the EXP/THOU phase number and place and “m” next to the phase

c.       Update the Units field with the new death benefit amount.

17.  If policy has COLR, remove the COLR benefit.  If policy is being decreased, the COLR benefit is automatically removed.

18.  Go to LETN and select appropriate letter

a.       Letter 0089C – if insured submitted

b.      Letter 0002S – if insured submitted request and are changing premium.

19.  Add mail Date on PC70 and to the mailing report. (see Step 9 above)

20.  Mail out letter, endorsement, and illustration. (see example in Step 9 above)

21.  Copy will automatically go in policy file

Processing Day 2	1. If you have premium to apply, process accounting. 2. Complete work item out of Policy Change Data Base and SWAP.
Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Administering Modified Endowment Contracts

Policy Billing & Accounting must review guidelines and process policies in accordance with TAMRA guidelines.

Process Map

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item X- MEC Processing for Variable Life Policies

Procedure

Step	Action
7 Pay Policy Processing

Below is the processing steps for 7 Pay:

Process 1

1.      Notification received in Policy Billing & Accounting.

2.      Pull policy on system and verify amount in suspense.

3.      Review premium.  If premium is a 1035 payment, go to Step 4.  If premium is not 1035 payment, skip to Process 2 Step 1.

4.      Send to Policy Change to review and run illustrations.  Determine if policy can/needs to be increased and if underwriting is needed.

5.      Send to underwriting, if needed.  Skip to Step 6 if not needed.

6.      Process increase and go to Process 2 Step 4, if approved.  If not approved, send letter and end process here.

Process 2

1.      Calculate how much can be paid into policy.

2.      Calculate total premiums paid.

3.      Determine amount that can be applied.

4.      Apply Premium.

5.      Type letter explaining options.

6.      Place file in bring up for 30 days.  If no response, send follow up letter.

7.      Comply with request received.

8.      File all paperwork.

CyberLife TAMRA Screen

Below is a screenprint of the CyberLife screen that will provide you with more information on TAMRA.  You can get to this screen by selecting Values Inquiry on the left side then selecting Details under Target.

Edify TAMRA Screen
Below is a screen print of the Edify screen that will provide you with more information on TAMRA. This is at the bottom of the main policy information screen.
Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Interfund Transfer Requests

Transfers Among the Investment Divisions and the General Account

The policy owner may transfer policy fund between and among the investment divisions of the separate account and, subject to certain special rules, to and from the general account.

In any policy year, the owner may make an unlimited number of transfers (subject to the MNL’s market timing policies and procedures). MNL reserves the right to impose a transfer charge of $25 for each transfer in excess of 12 during any policy year.  For purposes of the transfer charge, each written or telephone request is considered to be a single transfer regardless of the number of subaccounts affected by the transfer.

The minimum amount that may be transferred from each subaccount is the lesser of $200 or the total value in the investment division on that date.  A transfer request that would reduce the amount in a subaccount below $200 will be treated as a transfer request for the entire amount in that subaccount.

The maximum transfer amount from the general account to the separate account in any policy year is the greater of (i) 25% of the unloaned amount in the general account at the beginning of the policy year, or (ii) $25,000 (MNL reserves the right to reduce this amount to $1,000).

MNL reserves the right to modify, restrict, suspend, or eliminate the transfer privileges (including telephone transfer privileges) at any time and for any reason.  MNL may defer any transfer from the fixed account for up to six months, or the period allowed by law, if less.

The policy owner may participate in a dollar cost averaging (“DCA”) program, whereby the owner can systematically transfer for a specified duration (on a monthly basis) a set dollar amount from the DCA source account to one or more of the investment divisions.  The minimum amount required in the DCA source account for DCA to begin is $2,400 plus the minimum premium amount.  DCA transfers must be at least $200.

Policy owners who are not participating in a DCA program may participate in a Portfolio Rebalancing program, whereby the percentage of policy fund allocated to the investment divisions selected by the policy owner is automatically reset to a pre-set level, on quarterly, semi-annual, or annual basis.  There is no minimum amount for transfers made to re-balance the policy fund.

Transfer Errors

In accordance with industry practice, MNL will establish procedures to address and to correct errors in amounts transferred among the investment divisions and the general account, except for de minimus amounts.  MNL will correct non-de minimus errors it makes and will assume any risk associated with the error.  Policy owners will not be penalized in any way for errors made by MNL.  MNL will retain any gain resulting from the error.

Process

The Variable Life Services (VLS) team receives and processes allocation changes for all Variable Universal Life policies.  An allocation change occurs when the policyholder wants to make changes to the way his payments and/or deductions are being allocated (divided) on a policy.

Process Map

CyberLife Allocation Workflow

Edify Workflow

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item P- Written, Telephone, Fax, and Internet Transfer Requests

Procedure

Links
Click here to access the Cyberlife procedure steps
Click here to access the Edify procedure steps

Step	Action
CyberLife Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.      Find “as of” date.  Check the date and time stamp on the request to find the processing “as of” date.  Items receive before 3pm are processed with the same effective date as the stamp date.  Items received at or after 3pm are processed with the next business date as the “as of” date.

2.      See if policy is set up for scheduled rebalances. If policy is not then skip to Step 5

3.      Add to Rebalance Log, if requested.

4.      Change the rebalance fund allocations to match the new fund allocations, if requested.

5.      Select Funds from the side menu.

CyberLife Allocation Change (continued)

6.      Select Fund Allocations (side Menu), then complete the following:

•         Select the drop down arrow and select charge deductions or standing allocations for premium

•         Select the effective date

•         Hit New

7.      Select “Standing Allocations” or change deduction from the drop down box next to Allocation Type complete the following:

•         Select the funds that have been selected.

•         Put in the percent request and hit Add.

•         Keep doing that until all the funds are there and it equals 100%.

•         Once that is completed, select apply.

CyberLife Allocation Change (continued)

8.      When all funds have been selected click “Apply”.  Percentages must equal 100%, system will give an error if they do not.

9.      Repeat this process to set up the deductions.  Select “Charge Deduction”.  This must be done regardless if the percentages are the same as the allocations.

10.  To review the next day or even the same day to make sure it is accurate, Select detail.

Your selections will show, adjust if necessary.

Click here to go back to the top of the procedure

Edify Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.      Find “as of” date.  Check the date and time stamp on the request to find the processing “as of” date.  Items receive before 3pm are processed with the same effective date as the stamp date.  Items received at or after 3pm are processed with the next business date as the “as of” date.

2.      Add a new phase.  If the allocation change requests a fund that has not been added to the policy yet, the fund will need to be added before the request can be completed.  A list of the funds has been enclosed.  When adding a phase, the IDA Control Trailer and the H4 Trailer also need to be added.

To add a phase, on a blank screen type in ‘PATM xxxxxxxx,CO=15” where x = the policy number.

Page down (PF8) until you get to the last phase, type an “A” for add under the asterisk “*” as shown below and hit enter.

 *  PH  RB  PLCODE  CV  SC  MR  ST  AG  TA  AGE  SEX ISSMY    DOB    UNITS

 A  14    68   FDAO00    V               0  TN   0      48    48        1     0598      070649 000015000

    VPU     APPU   NDO  PR  PE  DU  IF  BN  CM  PAYDTE  EXPDTE

  0010000   10000  500       1     1    01   B    V       1      052050     052050

Now you can change the information to add the new phase:

*  PH  RB  PLCODE  CV  SC  MR  ST  AG  TA  AGE  SEX ISSMY    DOB    UNITS

 A  14    68   FDAO00    V               0  TN   0      48    48        1     0598      070649 000015000

    VPU     APPU   NDO  PR  PE  DU  IF  BN  CM  PAYDTE  EXPDTE

  0010000   10000  500       1     1    01   B    V       1      052050     052050

Items that need to be changed:

•  PH:  The next phase.  For example, if the last phase is 14, you would enter in 15.

•  PLCODE:  The plancode for the new fund.

•  TA:  Age of the insured when the contract was issued (Found on PSS1).

•  AGE:  Same as true age*

•  ISSMY:  Original issue month and year of the contract.

•  NDO:  500

•  PE:  1

•  IF:  2

•  CM  1

*If a phase is being added to an annuity, you only need to change the True Age to the current age, the phase, the plancode and the NDO, PE, IF and CM.  The Age column will remain the issue age of the policy (not the new phase).

Edify Allocation Change

3.      Add an IDA Control Trailer.  Key the information as of the current effective month that the new fund is being added.  The transaction to add the IDA Control trailer is DEEN T61;

T61          IDA CONTROL CHANGES

***********************

*    CONTROL DATA     *     DELETE:     ADD:  (1)   MOD:

***********************

*            DESK:   (2)       *

*   COMPANY:  (3)        *

*        POLICY:   (4)       *

* STAT REQD:          *      ********************

* PROC DATE: MM DD    *      *                  *

***********************      *  C H A N G E S   *

****************************************************************************

*                   PHASE:  (05)                    ORIG STIPUL PREM:

*         MIN ANNUAL PREM:                TAX QUAL LIMIT:

*   SETTLEMENT OPTION:      FIXED AMT:              PERIOD:       LAG:

*       CUM GROSS PAYMENT:          CUM GR PMT/LOAD:

*         CUM GR PMT/COMM:          EXCESS INT WITHDN:

*         LAST CONT ANNIV: (6)           LAST PROC ANNIV: (7)

*          GROSS PREMIUMS:                      NET PREMIUMS:

*       GROSS WITHDRAWALS:                AINT CHARGES:

*       INTEREST CREDITED:            EXCESS INT CREDIT:

*    INTER-FUND TRANSFERS:      FUND UNITS OWNED:

1.  Add will always be marked for this instance.

2.  Your three digit desk code.

3.  The company number.

4.  The policy number.

5.  The new phase number.

6.  Issue date of the new phase. Month/Year *

7.  Issue date of the new phase. Month/Day/Year*

*If the contract anniversary has passed, use current year.

On annuities, the Last Processing Anniversary is always 01-01-YY (current year).  To verify that the trailer was added, look on IIMG screen 10.  There will be IDA Control Trailers for every fund on the policy so you may need to hit the “enter” key a few times until you get to the phase number of your new fund.

Edify Allocation Change
(continued)

4.      Add the H4 Trailer.  Only one H4 trailer is needed for the payment allocation and prorata rules.  A new complete H4 Trailer must be added for the specific rule.

To add the H4 trailer, go to a blank screen and type ‘DEEN T604;’ (enter)

T60           UNIVERSAL LIFE - MONTHLY DEDUCTION ALLOCATION RULES

***********************

*    CONTROL DATA     *     DELETE:     ADD: (1)   MOD: (1)

***********************

*            DESK:       (2)        *

*   COMPANY:       (3)       *

*         POLICY:       (4)       *

* STAT REQD:                   *      ********************

* PROC DATE: MM DD    *      *  C H A N G E S   *

************************     ********************

    PHASE: (5)   EFFECTIVE DATE: MM YYYY  (6)  MONTHLY DEDUCTION ALLOC RULE: (7)

  SEQ ID    PERCENT    ID    PERCENT    ID     PERCENT    ID     PERCENT    ID PERCENT

*  (8)  (9)    (10)

1.  Type an “X” in the space for the transaction you are doing. *

2.  Your three digit desk code.

3.  The company number.

4.  The policy number.

5.  “04” or “05”, the phase number on H4 Trailer.

6.  The date currently used on the existing H4 Trailer.

7.  1=Specific, 2=Payment Allocation, 3=Prorata.

8.  1, 2 or 3 (There are five funds per sequence)*

9.  The fund ID (DXX)

10. The percentage of the deduction to be taken out of the fund.  For Specific, the deduction percentage is used.  For Payment Allocation and Prorata, you always use “0.000”.

* When you are modifying, you are modifying the sequence.  For example, if sequence 1 has three fund phases and you are adding another fund, you would modify sequence 1 and enter in all of the fund phases that will be listed under sequence 1.  Since each sequence will hold five funds, if sequence 1 already has five fund phases, you would need to add a sequence and add the fund under sequence 2.  An example is shown below.  If adding a new fund for a policy with a Specific rule, the existing H4 trailers need to be changed to show the new funds and a new H4 needs to be added using a current date for the effective date with all of the funds listed.  For example, if a new fund is being added for the 02/99 monthaversary, the existing H4 trailers would need to be changed to show the new funds and a new H4 would need to be added to show all past and current funds with an effective date of 02/99.

Edify Allocation Change
(continued)

***** UL-II - ALLOCATION PERCENTAGES *****

  H-4 PHASE: 04

  FUND                          EFFEC   PAYMENT    MONTHLY   MONTHLY

  PHASE  SEQ  FUND   DATE   ALLOC %    DEDUCT %  DEDUCT RULE

  07            1   FD0100     02/97    0.00000              0.00000      PMT ALLOC

  08            1   FD0200     02/97    0.00000              0.00000      PMT ALLOC

  09            1   FD0300     02/97    0.00000              0.00000      PMT ALLOC

  10            1   FD0400     02/97    0.00000              0.00000      PMT ALLOC

  11            1   FD0500     02/97    0.20000              0.00000      PMT ALLOC

  12            2   FD1000     02/97    0.00000              0.00000      PMT ALLOC

  13            2   FD1100     02/97    0.00000              0.00000      PMT ALLOC

  14            2   FD1200     02/97    0.00000              0.00000      PMT ALLOC

  15            2   FD1300     02/97    0.00000              0.00000      PMT ALLOC

5.      Change the allocation.  The next step is to change the deduction percentages on the basic benefit “A” trailer.  On a blank screen, type in “DEEN L253;” and hit (enter).

DEEN L253;

NEXT:  001----

L253         BASIC BENEFIT MODIFY

***********************

*    CONTROL DATA       *

***********************

*            DESK:  (1)                 *

*   COMPANY:  (2)                 *

*        POLICY:  (3)                *

* STAT REQD:                       *      ********************

* PROC DATE: MM DD (4)    *      *                  *

***********************      *  C H A N G E S   *

                             *                  *

***********************************************************

*                                      PHASE:  (5)

*                            BIRTHDATE: MM DD YY

*                                           NFO:

*                                     OTHER:

*                           OMMISSION:

*                                      UNITS:   (6)

*              VAR PAY ALLOC %:

*    MATERIAL CHANGE OR DECREASE:

Edify Allocation Change
(continued)

(1) Your three digit desk code.

(2) The company number

(3) The policy number.

(4) The Proc Date is the effective date.

(5) The phase number that needs to be changed.

(6) The percentage of the allocation (.10 = 10%) *

* This will change the A trailer and H4 trailer on a payment allocation and prorata rule and only the allocation on a specific rule.  You can verify what phases need to be changed by looking on PSS1, screen 5 (PF5).

6.      Reverse Premium or Loan and suspend policy, if needed.

7.      Process Transfer.  If a transfer needs to be processed, you would need to do the transfer at this time.  If only an allocation change is being made, then you can go to the next step.  You can do both the transfer and the allocation change in the same cycle, but the transfer needs to be completed before this next step is done.

8.      Reapply Premium of Loan, if needed.

9.      Unsuspend Policy.  If deductions had to be reversed, unsuspend the policy on the next day to bring deductions forward.

10.  On the next day, check for error messages and verify H4 trailer.

Click here to go back to the top of the procedure

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Death Benefit Processing for Variable Life Policies

Non-Contestable Death Claims

This procedure describes the steps required when reviewing a non-contestable death claim.  To ensure that claims are processed in accordance with SEC and State regulations, this procedure defines guidelines regarding each stage of this procedure.

Process Map

Internal Controls

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See Section 6 – Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies.
38a-1 exception log	H:\MAR (model audit rule)\VUL\38a-1 Exception Report.xls The spreadsheet is titled 38a-1 Exception Report.

Procedure

Step	Action
File assembly process

The following steps occur when we receive the initial notification of death:

1.      The death is reported and coverage is verified.

2.      The policy is downloaded to the Claims system and assigned to a Claims Examiner.

3.      The policy is placed on Pending Death Claim status on the appropriate legacy system.

4.      The claim form and the appropriate condolence letter are mailed to the claimant.

a.       A copy of the dated letter is imaged.  If a claim packet was emailed or faxed, a copy of the dated condolence letter must be imaged.

b.      Please note: If the policy is variable and a manual (ad-hoc) letter must be created, submit the letter to Management for approval.  Management will work with the Claims Officer or VUL Compliance for final approval before the letter can be sent.

5.      The completed claim form and proof of death are received.

6.      The received documents are date and time stamped.

7.      The claim file is assigned to a Claims Examiner.

8.      If the claim will not be paid within 10 calendar days of receipt of the claim documentation in our office, a written acknowledgement letter is sent to the beneficiary.  Follow up letters are sent at 30, 60, and 90 day intervals if there are any outstanding requirements needed.

9.      If the claim is not paid within 7 calendar days on a variable life policy and does not fall under the exceptions, it will be tracked on the 38a-1 exception log and signed off quarterly by Management.  Note: A claim check should be mailed out immediately after generated or no later than 7 days, even it suspense has not been cleared.

Review process

The Claims Examiner completes the following steps once documentation is received:

1.      Review the file to ensure all documents are received.

a.       Review the death certificate to ensure the cause of death is present, a raised seal (or other official seal) is present, and the certificate is stamped “Original.”

b.      In the issue or residence state of Arkansas (AR), when a death results from withholding or withdrawing medical care according to the terms of the Arkansas Healthcare Decisions Act, please reference AR Requirement 8452 for further instruction.

c.       If the manner of death is homicide, determine if the beneficiary is being investigated as a suspect.  It is required to obtain a written statement on letterhead from the investigator and/or the attorney stating the investigation is complete and the beneficiary is not a suspect.  Refer this documentation to Management for further review.  If the beneficiary is a suspect, submit the claim to the Lead Legal Claims Examiner for review.  If the beneficiary has been charged, it will also need to be escalated to the Lead Legal Claims Examiner.  State statutes will be researched to determine how to proceed.

                          i.      For the issue or residence state of Massachusetts, if the beneficiary is convicted (after all possible appeals) of the felonious and intentional killing of an owner/insured, he/she forfeits their policy.  Refer to MA H.B. 3780 for additional information.

                        ii.      For the issue or residence state of South Carolina, if an individual feloniously and intentionally kills the decedent and if the killer dies within 120 hours of the decedent’s death, the decedent is considered to have survived the killer for the purposes of distributing benefits payable under a life insurance policy or annuity.  Refer to SC S.B. 143 for additional information.

                      iii.      If documentation is received stating that the investigation is ongoing and Management has made the decision that in order to continue the claim review, documentation must be provided indicating that the investigation is completed, the team member will set a 90-day bring-up and follow up with the detective/investigator regarding the status of the investigation.

2.      Once all documents are received, proceed to Step 3.

3.      Review the policyowner’s name, date of birth, and social security number.

4.      Verify the insured is also the deceased.

a.       If they are not the same person, the claim is denied and a denial letter is sent.

5.      Review the file to determine the beneficiary, assignments, child support liens (for Texas and Massachusetts) and reinsurance.

a.       To search for TX child support liens, use the following website – http://www.childsupportliens.com/TX_next_steps.php.

b.      To search for MA child support liens, use the following website – https://wfb.dor.state.ma.us/pip/public/pages/login.aspx?ReturnUrl=%2fpip%2fprivate%2fpages%2flookupresults.aspx%3fp%3dMjY4MzE1&p=MjY4MzE1.

6.      Review Community Property guidelines and determine if they apply.  If they do, obtain documents (divorce decree, property settlement, etc.) needed to determine payout.

a.       Current Community Property states are Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Wisconsin, and Washington.

7.      For the issue or residence state of Ohio, if the Company receives notice from the Child Support Enforcement Agency, please refer to Ohio Requirement 9359.  The Company will comply and complete research to see if any claims, policies, or benefits were applicable and withhold paying any settlement amount benefit if there were and follow the instructions listed within the above referenced document.  If Notice is received after a claim has been paid, escalate the documentation to Management for further review.

8.      For the issue or residence state of Iowa, if a decree of dissolution, annulment, or separate maintenance is issued after the policyowner of an insurance contract insuring the policyowner’s own life has designated the policyowner’s spouse or one or more relatives of the policyowner’s spouse as a beneficiary in effect on the date of the decree, refer to Iowa Requirement 9752.

9.      If a Funeral Home is designated as the Beneficiary or Assignee:

a.    Before we pay the insurance proceeds to any undertaker or funeral director who is a Beneficiary or Assignee, the following documentation is required:

                             i.      The Funeral Home Assignment form,

                           ii.      An itemized statement of services from the funeral home,

                         iii.      An original, certified Death Certificate, and

                         iv.      An original state consent form, if required for claim.

b.    When paying the death claim with a funeral home assignment, the following applies:

                             i.      If the funeral home assignment was completed prior to the insured’s death, pay the amount specified to the funeral home.  The Estate of the deceased is taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

                           ii.      If the beneficiaries assign the policy to the funeral home after the insured’s death, pay the amount specified to the funeral home.  The beneficiaries are taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

1.    Note: Whether assigned before or after the insured’s death, the state of Michigan has a maximum amount that can be assigned:

a.       6/1/2011 – 5/31/2012 – $9,466.

b.      6/1/2012 – 5/31/2013 – $9,775.

10.  Complete the remainder of this procedure for steps to pay the remaining death benefit to the beneficiary(ies) of the policy.

11.  A status letter needs to be sent to the beneficiary(ies) every 30 days if the claim has not been paid.

12.  If there are multiple beneficiaries and not all are being paid at the present time, you need to make payment to the beneficiary that has submitted the claim.  Do not hold the paperwork waiting for the additional beneficiaries to submit their claim.

13.  Review the file to determine what benefits are payable; contract fund, loans, withdrawals, dividends, premium deposit account, accelerated death benefit riders.

14.  Adjust the Death Benefit and prepare the letter due to age misstatement, if necessary.

Payout process

The Claims Examiner completes the following steps once the death claim payout has been determined:

1.      Terminate the legacy record.

2.      Complete New Account Detail if retained asset is established.

3.      Prepare Paid Up Insurance Endorsement if the policy included a Children’s Insurance Rider (CIR) or Family Insurance Rider (FIR).

4.      If it is a variable claim, send a notepad to the Variable Life Services Team to get a final VUL Confirmation Statement.  Once received, send the statement to the beneficiary.

5.      Prepare State notices, if necessary.

6.      Send Explanation of Benefits to the agent, if active.

7.      Finish system file maintenance processing.

8.      Verify the record terminated.  Manually terminate, if necessary.

9.      All documents are sent to imaging.

Exception reports

Exception reports are maintained to document any incidents that do not follow these procedures for variable products.  These reports are monitored by Management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Contestable Claim

This procedure is designed to provide guidance regarding the handling of contestable claims to enhance the consistency as best practices.

Process Map

Internal Controls

Lead claims investigator will review and approve documentation on claims that are not paid.

Supporting Documents/References

Document/Resource	Description
Life Death Claim Processing – New System	Procedure defining the process to pay a death claim.
Escalated Claim	Procedure defining the processing steps required to escalate a claim.
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies

Procedure

Step	Action
Review provision

1.      The claim will be assigned to the applicable examiner based on the state of issue, date of death and the issue date.  Once in good order, claims must be paid within 5 days.

2.      Review the incontestable provision to determine if the claim is contestable.

3.      Review the policy and the policy file to determine if the date of death is within the specified contestability period.  This includes reviewing the image file for conversions, replacements. Reinstatements, rate and class changes that may or may not have changed the contestable time period.

•         If the claim is contestable proceed to step 2.

•         If the claim is not contestable, the claim will be reassigned to be processed according to non-contestable death claim procedures and the contestable process is complete.

Generate correspondence

1.      Access the applicable contestable letter.  ** A letter must be sent to each beneficiary on the policy.  The letters for both MNL and NA are located in CSI and the Claims drive: Contestable\Approved Letters folder:

•         Condolence Contestable Letter –

o   Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue date

▪  Agent Name and Phone

•         Contestable Acknowledge Letter

o   Variable to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Date, enter the stamp date and CSI will pull the information for the letter

▪  Issue Date

▪  Agent Name and Phone

•         CSI SP Auth Needed LTR

o   Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Notification – Enter the name of the applicable medical facility.

▪  Agent Name and Phone

2.      If no response is received, send follow-up letter.  Need to print on demand.  The system will set the applicable follow-up date.

•         Contestable Follow Up

o   Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue Date

▪  Agent Name and Phone

3.      Place the policy in bring-up for 30 days.  If a decision has not been made send the following letter:

•         Review Ongoing

o   Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

•         Review Ongoing – Not received all docs

o   Variables to be  updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

Review ExamOne

1.      Access the following website : http://www.examone.com.

2.      Hover over the Log In section of the screen and select ScriptCheck.

3.      Log in, using your assigned user ID and password.  For the Account Code, key LJE for North American or LJF for Midland National.

4.      To order a new request:

•         Review imaging to ensure a HIPPA form is present.

•         Click Add New Request from the left column.

•         Key the policy number in the Reference ID field.

•         Key the policy number in the Policy Number field.

•         Complete the Date of Birth, Gender, Social Security number, and Zip Code fields.

•         Click Submit and then OK to save the order.

5.      To review results:

•         Click Review Results from the left column.  A list of all of your orders display.

•         Locate the correct order.

•         Click Complete under the Results column on the right side of the screen.

o   Note: The results will display a Pending status prior to this time.  Do not open the results until the status changes to Complete.

o   If you have previously viewed the results, the status will be Viewed.  To view the results again, click Viewed.

•         When viewing the results, you can sort the columns by clicking the up and down arrows in the Prescription Summary area or by clicking the column headings.

•         ExamOne scores the medication risk from 0 to 10, with 10 being the worst risk and 0 being the least risk.

•         The Prescriber Detail section is where the doctor’s information is listed.

•         Click Back to the Top to return to the original report details.

6.      To print the Prescription Summary and Prescriber Summary results:

•         Click Edit View in the top left corner.

•         Click the Drug Summary and Prescriber Detail under the Print column.

•         Click Save to Profile.  This saves your preferences so you don’t have wto adjust the settings each time you have to print the documentation.

o   Note: To edit the display, select Edit View and then click Save to Profile.

•         To print, go to Printer View, then click the printer in the middle of the screen.

•         Review the Response Type column description:

o   3 – Not Found – No results will display.

o   6 – Only eligibility information – No results will display.

o   7 – Claims with no eligibility – Results will display prescription detail from pharmacy claims or clearinghouse.

o   10 – Claims with eligibility – Results will display prescription detail from health insurance.

Request medical records

1.      Review the application, file and the claim information to determine the physicians, hospitals and clinics that Parameds will be requesting medical records from.

2.      Access the Parameds website at www.parameds.com/.

3.      Sign In.  Note, only designated examiners have access to order medical records.

4.      Select the applicable company.  To change companies, select Change Location from the menu at the top of the screen.

•         Midland National

•         N.A.C.O.L. A. H.

5.      A list of all outstanding cases will appear.  Parameds will send status emails when they have a change in the status of a case.  A status update includes, a response has been received to an outstanding requirement or that an outstanding item is due from the requestor.  Any cases that require action, they will be highlighted red.

6.      Click on the case number to review the case (items requested as well as the status of those items.).

7.      Returned requirements will be in the form of a PDF.  The PDF will be uploaded to the image file.

•         If the documentation is less than 25 pages the entire document will be printed and reviewed by the examiner.

•         If the documentation is more than 25 pages, a summary will be printed.

8.      Add a request or request a status on a case:

•         Open a new case – Request all medical information for 5 years prior to the application date and 3 months after the application date.

•         Select Order New Request and enter the following:

o   First Name

o   Last Name

o   DOB (date of birth)

o   SSN

o   State

9.      Click on Submit

10.  Enter the doctor’s name of the name of the medical facility and the state.  **If the information needed to submit the request is not located on the Paramed site, an internet search should be done to locate the information needed to submit the request.  Click Submit.  A list of matches will be returned

•         If the doctor/facility is listed select it and all the applicable information will be provided.  Review the information to confirm it is the doctor and/or medical facility that was requested by comparing the address etc.

•         If the doctor/facility is not listed, click on New Entry and enter all the applicable information and click Submit.

11.  A case number will be provided.

12.  Select the Upload option to upload the completed HIPAA form.

13.  An acknowledgement email will be generated to the requestor.

14.  If a response is not received within 60 days from either the medical facility or beneficiary for an outstanding requirement, the case will be closed.  At any time this case can be reopened or a new case created.

15.  Place the policy in bring-up for 10 business days and if no update emails are received, access the Parameds website to “add an action” which is a status request.

Generate agent correspondence

1.      Agent questionnaire should be sent when the initial documentation is mailed, emailed or faxed.

•         MNL – Form 16820

•         NA – Form O-2845

•         Complete the following:

o   To – Enter the agent name

o   From – Enter the name of the examiner

o   CC:

o   Date – Date sent

o   Re – Enter the policy number and name of the deceased

2.      Place the policy in bring up for 10 business days.  If not response send follow-up request via phone, fax or email.

Update reinsurance status

1.      CSI will generate an extract of all claims that it passes to the Reinsurance System – TAI.  Reinsurance will notify the reinsurance company(s) that a claim has been submitted.

2.      For contestable claim, the examiner will email the reinsurance company(s) the following claim information once it has been received:

•         UW document(s)/file

•         Claim form

•         Death Certificate

3.      All documentation that is received during the investigation will be provided to all the reinsurance companies on the policy.  **Ensure that all documentation is also included in the image file.

4.      If the claim is approved, the reinsurer will need to be notified via email on the decision.  Utilize the following verbiage:

•         “The Company has completed our standard contestable review and the Company will be proceeding with payment of the claim.  Please let me know if you have any questions.”

Prepare file for review

1.      Access the Underwriting Opinion form (16436) which is located in the Underwriting Opinion folder for the current year in the Claims H drive.  Enter the following information:

•         To – Enter the applicable underwriting contact.

•         Policy/Contract Number – Enter the policy number.

•         RE – Enter the name of the insured/deceased.

•         Application Date – Enter the date on the original application.

•         Application Part II Date – Enter the date of the part II application, this is the date the Paramed examination was completed.

•         Admitted History – Enter admitted history that was included on the application.

•         Special Note –Enter any special notes.

2.      Ensure that the medical information returned from Parameds is included in the file as well as upload to the image system.

3.      Email the completed Underwriting Opinion form to the lead claims investigator and carbon copy manager.  In the body of the email, include the agent’s name and code if the agent is active.

4.      Upload a copy of the Underwriting Opinion Form in the Underwriting Opinion folder on the H drive.  Once the review is completed remove the form from this folder.

5.      Provide the completed form and claim file to the designated underwriter for review.

Decision

1.      The examiner will be notified once the review process is complete whether to pay the claim of escalate the claim.

•         Claim approved –

o   Pay claim using the Life Death Claim Processing – New System procedure.

o   Notify the reinsurance company(s) of the decision via email once a decision has been made requesting that they agree or disagree with the decision.  Place the policy in bring up for 7 – 10 days.  If no response process claim accordingly.

•         Claim Escalated – Proceed to step 9.

Resolution

1.      Complete the claim discussion form found in the Claims Opinion Folder on the Claims H drive and send to the lead investigator with policy pages, policy file and claim file for review.

2.      The examiner will be notified once the claim decision has been made.

3.      If the claim is approved, pay the claim using the Life Death Claim Processing – New System procedure.

4.      If the decision is for the claim denial then the examiner should proceed as follows.

•         Generate correspondence – The correspondence must include the specific reasons why the claim was denied.  For example, a specific medical question as well as the response and the medical information that was provided as part of the contestable review that states why that incorrect information caused the claim to be denied.

•         Forward the correspondence draft to the lead claims examiner for review and approval.  Once approved, send correspondence to all beneficiaries on the policy.  Image all documentation.

•         Examiner will notify the reinsurance company of the decision via email once a decision has been made notifying them of the claim denial.

•         Close case

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change-Underwritten Premium Processing

Introduction
On occasion the Policy Change Department will receive a check for future premiums with a change application on Variable Life policies.

Policy

Midland National is required to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Midland National is provided with a conditional exemption and permits Midland National to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy. Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

Responsible Individual
VL ~ Manager of Policy Change

Check Process
Below is the current Policy Change process for when premium is received with a change application that requires underwriting:
Step	Action
1	Application and check received at Home Office.
2	Application is scanned by batches based on change type. Policy Change then works the batches and codes changes into system, or distributes to be worked.
3	Mail Services makes a copy of the check so it is kept together with the application when scanned.
4	Check is routed to Treasury Operations.
5	Application is sent to Underwriting.
6

If change is approved, Policy Change contacts Treasury operations and check is cashed.  If change is denied, Policy Change routes decline letter to Treasury Operations and check is returned with letter to policyowner.

7	All paperwork is filed.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.